UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

Loomis Sayles Funds I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Small/Mid Cap Growth Fund

Annual Report

September 30, 2015

Portfolio Review	1
Portfolio of Investments	19
Financial Statements	38
Notes to Financial Statements	50

LOOMIS SAYLES SMALL CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSSIX
John J. Slavik, CFA®	Retail Class	LCGRX
	Class N	LSSNX

Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

Performance in the U.S. equity markets was mixed during the 12-month period ended September 30, 2015, and growth stocks generally outperformed value stocks in the small-cap segment of the market. Though volatility remained relatively muted for the majority of the fiscal year, it did begin to increase in August and September due to concerns over slower global growth. The period closed with negative investor sentiment overshadowing continued mergers-and-acquisition (M&A) activity and more attractive valuations.

Performance Results

For the 12 months ended September 30, 2015, Institutional Class shares of Loomis Sayles Small Cap Growth Fund returned 5.78% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Growth Index, which returned 4.04%.

Explanation of Fund Performance

Stock selection drove the majority of the Fund’s outperformance, particularly in the healthcare and consumer discretionary sectors. Stock selection in the industrials and consumer staples sectors detracted from relative results.

Among the Fund’s top contributors to performance was biotechnology company Anacor Pharmaceuticals. Sales of the company’s drug Kerydin® were better than expected. Anacor also announced positive late-stage trial data for a different drug in its pipeline. Another biotechnology company, Receptos, was also a top-performing stock after announcing it would be acquired by Celgene at an attractive premium. Elsewhere in the healthcare sector, Cambrex, a manufacturer of active pharmaceutical ingredients (APIs), also performed well. The company reported a strong quarter, with demand increasing across all of its product categories. Cambrex also announced an expansion of existing facilities to keep up with demand levels.

The plummeting price of oil pressured shares of energy and commodity-related companies, with the benchmark’s energy sector down more than 50% during the fiscal year. Within the Fund, Oasis Petroleum, an oil and natural gas exploration and production company; Forum Energy Technologies, a manufacturer and distributor of products to the oil and natural gas industries; and Flotek Industries, a developer and supplier of oilfield products, services and equipment, were the largest performance detractors.

Outlook

We believe volatility in the small-cap market may persist through the end of 2015. Valuations have trended toward more normal levels relative to large-cap companies, but

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investors remain cautious. The upcoming earnings season will be particularly important for small-cap growth managers. We will continue to seek out strong secular growth companies with high-quality business models that should enable wealth creation for shareholders over time. As investors digest critical economic data, indications of positive trends may favor businesses of a more cyclical nature. Regardless, we always monitor market conditions in order to mitigate volatility and to tightly control position sizes, especially in those holdings most prone to mirror a pullback in the market.

Growth of $100,000 Investment in Institutional Class Shares2

September 30, 2005 through September 30, 2015

Average Annual Total Returns — September 30, 20152

	1 year	5 years	10 years	Life of Class N

Institutional Class (Inception 12/31/96)	5.78%	14.41%	9.52%	—%
Retail Class (Inception 12/31/96)	5.58	14.11	9.23	—
Class N (Inception 2/1/13)	5.92	—	—	12.35

Comparative Performance
Russell 2000® Growth Index[1]	4.04	13.26	7.67	11.32

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

[1]

Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and forecasted growth values.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Managers	Symbols
Joseph R. Gatz, CFA®	Institutional Class	LSSCX
Jeffrey Schwartz, CFA®	Retail Class	LSCRX
	Admin Class	LSVAX
	Class N	LSCNX

Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

After posting gains through the first three quarters of the fiscal year, stocks generally tumbled during the period’s final quarter. Concerns about the pace of growth in China and elsewhere triggered the late-quarter volatility. The Federal Reserve’s (the Fed’s) decision to hold off raising short-term interest rates added to investors’ unease.

Small-cap stocks broadly outperformed large-cap stocks for the first three quarters of the reporting period but underperformed in the last quarter of the fiscal year. Overall, small-cap stocks outpaced large-cap stocks for the 12-month period. Additionally, growth stocks outperformed value stocks for the entire period but lagged value stocks during the final three months of the fiscal year.

Performance Results

For the 12 months ended September 30, 2015, Institutional Class shares of Loomis Sayles Small Cap Value Fund returned 1.20 % at net asset value. The Fund outperformed its benchmark, the Russell 2000® Value Index, which returned -1.60%.

Explanation of Fund Performance

Stock selection was mostly positive, with strength in the financials, particularly among real estate investment trusts (REITs), and consumer discretionary sectors. Stock selection lagged in the materials sector. Mergers-and-acquisitions (M&A) activity among portfolio holdings was strong, as eight companies were acquired during the 12-month period.

Top performers included HCC Insurance Holdings, Post Holdings and Euronet Worldwide. Specialty insurance provider HCC Insurance Holdings announced it was being acquired by Tokio Marine Holdings at a significant premium to HCC’s closing price the day before the announcement. Post Holdings, a breakfast cereal company, announced an acquisition and delivered earnings that surpassed analyst expectations. Euronet Worldwide, a provider of payment processing and transaction solutions to financial institutions, retailers and mobile device operators, reported better-than-expected earnings. With 30% of revenues denominated in the euro, core growth remained strong despite the currency headwinds.

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Meanwhile, performance among holdings in the materials sector weighed down results. Main detractors included Helix Energy Solutions Group, SunCoke Energy and Tronox Limited. Helix Energy Solutions is an international offshore energy company that provides development solutions and other key life-of-field services to the energy industry. The energy industry downturn affected the company’s well intervention business more than previously thought. SunCoke Energy produces metallurgical coke, a key ingredient in the production of steel. More than 90% of the metallurgical coke produced is used in the iron and steel industries. SunCoke shares suffered due to energy sector weakness, but the company possesses different characteristics from other, more commodity-sensitive stocks. Tronox is a producer of titanium dioxide pigment, which is used in paints, coatings and plastics. The company’s share price weakened over the fiscal year as the desired improvement in industry volumes and pricing did not materialize.

Outlook

Investors are unclear if the Fed will raise rates by year-end 2015 or early 2016. We believe equity investors have largely built in an initial rate hike. Assuming inflation remains well-contained, further rate increases will be considered at a deliberate pace. Rate hikes associated with a healthy economy are generally not considered a negative for stocks, and we expect stocks to take measured policy actions in stride.

We believe that energy earnings will continue to drag on U.S. aggregate earnings in 2016. However, healthy earnings growth outside of energy should continue. We anticipate that 2016 aggregate earnings growth may be in the mid-single digits. Domestic equity fundamentals remain supported by healthy dividend growth, ongoing shareholder activism and continued M&A activity.

Potential risks include reversing global economic fundamentals, commodity price swings, volatility related to U.S. rate increases, and geopolitics. Still, valuations are attractive after the correction in August, which has created buying opportunities for discerning investors.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Growth of $100,000 Investment in Institutional Class Shares3

September 30, 2005 through September 30, 2015

Average Annual Total Returns — September 30, 20153

	1 year	5 years	10 years	Life of Class N

Institutional Class (Inception 5/13/91)	1.20%	12.31%	7.61%	—%
Retail Class (Inception 12/31/96)	0.94	12.03	7.34	—
Admin Class (Inception 1/2/98)	0.71	11.75	7.06	—
Class N (Inception 2/1/13)	1.25	—	—	8.93

Comparative Performance
Russell 2000® Value Index[1]	-1.60	10.17	5.35	6.37
Russell 2000® Index[2]	1.25	11.73	6.55	8.81

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

[1]

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

[2]	Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSMIX
John J. Slavik, CFA®

Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

Increased, intense equity market volatility characterized the time period from the Fund’s inception on June 30, 2015, through its fiscal year-end on September 30, 2015. After posting strong absolute returns in July, markets reversed course, and returns were generally negative in August and September. During the period, leadership shifted, and small-cap and growth stocks generally underperformed their large-cap and value counterparts.

Performance Results

For the three months ended September 30, 2015, Institutional Class shares of Loomis Sayles Small/Mid Cap Growth Fund returned -9.50%. The Fund held up better than its benchmark, the Russell 2500® Growth Index, which returned -11.05%.

Explanation of Fund Performance

Though the Fund posted negative absolute results, it outpaced its benchmark during a particularly challenging period for small- and mid-cap stocks. Stock selection accounted for the majority of the Fund’s outperformance, particularly in the healthcare sector, and to a lesser extent, in the information technology sector. Stock selection in the industrials sector detracted the most from relative performance.

Among the Fund’s top contributors to performance was biotechnology company Intra-Cellular, which advanced significantly after announcing positive results from a final-stage trial for its schizophrenia drug. In addition, a position in ZS Pharma, a biopharmaceutical company, was another top-performing stock. Shares increased following reports that Actelion made a preliminary acquisition bid for ZS Pharma. Another leading contributor was Tyler Technologies, a provider of software and services to state and local governments. The company reported a solid quarter with strong software license and royalty sales, further increasing its market share in a large addressable market.

Meanwhile, a position in XPO Logistics, a provider of transportation and logistics services, was a large performance detractor. The company, which historically has operated on an asset-light business model, appeared to shift its strategy with the announced acquisition of a trucking company. Investors reacted negatively, and shares declined. In addition, a position in Astronics Corporation, an aerospace and defense company, was also a major detractor as the company reported weaker-than-expected growth in its aerospace division.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

The Fund’s exposure to Endurance International Group Holdings, a web solutions provider, also weighed on results. While expectations for the stock were high, the company reported in-line quarter results, weaker guidance and flat average revenues per subscriber, which disappointed investors.

Outlook

We believe volatility may persist through the end of the year, given the market uncertainty surrounding global growth and interest rates. Valuations have trended toward more “normal” levels relative to large-cap companies, but investors remain cautious. We will continue to seek out strong secular growth companies with high-quality business models that should enable wealth creation for shareholders over time. Our active risk management has served our clients well during this most recent period of heightened volatility. Risk management and stock selection will remain paramount as we navigate these markets.

Total Returns — September 30, 20152

Life of Fund

Institutional Class (Inception 6/30/15)	-9.50%

Comparative Performance
Russell 2500® Growth Index[1]	-11.05

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

[1]

Russell 2500® Growth Index is an unmanaged index that measures the performance of the small-to-mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher price-to-book ratios and higher forecasted growth values.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge upon request, by calling Loomis Sayles at 800-633-3330; on the Funds’ website, at www.loomissayles.com, and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2015 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2015 through

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September 30, 2015. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	Expenses Paid During Period* 4/1/2015 – 9/30/2015
Actual	$1,000.00	$919.30	$4.52
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.76

Retail Class
Actual	$1,000.00	$918.40	$5.72
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.02

Class N
Actual	$1,000.00	$919.90	$3.99
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20

*   Expenses are equal to the Fund’s annualized expense ratio: 0.94%, 1.19% and 0.83% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	Expenses Paid During Period* 4/1/2015 – 9/30/2015
Actual	$1,000.00	$891.70	$4.27
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

Retail Class
Actual	$1,000.00	$890.70	$5.45
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

Admin Class
Actual	$1,000.00	$889.40	$6.63
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08

Class N
Actual	$1,000.00	$892.00	$3.94
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15%, 1.40% and 0.83% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Small/Mid Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2015[1]	Ending Account Value 9/30/2015	Expenses Paid During Period* 4/1/2015[1] – 9/30/2015
Actual	$1,000.00	$905.00	$2.04[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31*

*   Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.85% for Institutional Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (183), divided by 365 (to reflect the half-year period).

[1]    Fund commenced operations on June 30, 2015. Actual expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement) of 0.85% for Institutional Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (92), divided by 365 (to reflect the partial period).

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BOARD APPROVAL OF ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and/or financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category,

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performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2015. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis. With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. Although the Trustees noted that each Fund had performance that lagged that of a relevant peer group median and/or category median of funds for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the

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relevant Agreement. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups; and (3) that the Fund’s long-term performance was competitive when compared to relevant performance benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation and to expend additional resources as the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that both of the Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for the Loomis Sayles Small Cap Value Fund. The Loomis Sayles Small Cap Growth Fund’s current expenses are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing

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profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that although neither Fund’s management fee was subject to breakpoints, each Fund’s management fee and overall net expense ratio was below the median fee for a peer group of funds and that each Fund was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•	Plans for maintaining continuity of portfolio management where that was thought to be a potential issue.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

|  14

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2016.

15  |

BOARD APPROVAL OF THE INITIAL ADVISORY AGREEMENT

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, initially approve for a two-year term any new investment advisory and sub-advisory agreements for a registered investment company, including newly formed funds such as the Loomis Sayles Small/Mid Cap Growth Fund (the“Fund”). The Trustees, including the Independent Trustees, unanimously approved the proposed investment advisory agreement (the “Agreement”) for the Fund at an in-person meeting held on June 19, 2015.

In connection with this review, Fund management and other representatives of the Fund’s adviser, Loomis, Sayles & Company, L.P. (the “Adviser”), distributed to the Trustees materials including, among other items, (i) information on the proposed advisory fees and other expenses to be charged to the Fund, including information comparing the Fund’s expenses to those of peer groups of funds and information on fees charged to other accounts advised or sub-advised by the Adviser and the proposed expense cap, (ii) the Fund’s investment objective and strategies, (iii) the size, education and experience of the Adviser’s investment staff and the investment strategies proposed to be used in managing the Fund, (iv) proposed arrangements for the distribution of the Fund’s shares, (v) the procedures proposed to be employed to determine the value of the Fund’s assets, (vi) the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about the Adviser’s performance, and (viii) the general economic outlook with particular emphasis on the mutual fund industry. The Trustees also considered the fact that they oversee other funds advised by the Adviser as well as information about the Adviser they had received in connection with their oversight of those other funds. Because the Fund is newly formed and had not commenced operations at the time of the Trustees’ review, certain information, including data relating to Fund performance, was not available, and therefore could not be distributed to the Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Adviser.

In considering whether to initially approve the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving weight to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below:

The nature, extent and quality of the services to be provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services to be provided by the Adviser and its affiliates to the Fund, and the resources to be dedicated to the Fund by the Adviser and its affiliates. The Trustees considered their experience with other funds advised by the Adviser, as well as the affiliation between the Adviser and Natixis Global Asset Management, L.P. (“Natixis US”), whose affiliates provide investment advisory

|  16

services to other funds in the same family of mutual funds. In this regard, the Trustees considered not only the advisory services proposed to be provided by the Adviser to the Fund, but also the monitoring and administrative services proposed to be provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the scope of the services to be provided to the Fund under the Agreement seemed consistent with the Fund’s operational requirements, and that the Adviser had the capabilities, resources and personnel necessary to provide the advisory services that would be required by the Fund. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreement supported approval of the Agreement.

Investment performance of the Fund and the Adviser. Because the Fund had not yet commenced operations, performance information for the Fund was not considered; however, the Board considered the performance of other funds and accounts managed by the Adviser, including accounts managed in accordance with the Fund’s proposed strategies.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that these relevant factors supported approval of the Agreement.

The costs of the services to be provided by the Adviser and its affiliates from its relationship with the Fund. Although the Fund had not yet commenced operations at the time of the Trustees’ review of the Agreement, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the Fund’s share classes with the fees and expenses of comparable share classes of comparable funds identified by the Adviser, as well as information about differences in such fees. In evaluating the fees charged to such comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage, and the greater regulatory costs associated with the management of, mutual fund assets. In evaluating the Fund’s proposed advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund and the need for the Adviser to offer competitive compensation. The Trustees also noted that the Fund would have an expense cap in place. In addition, the Trustees considered information regarding the administrative fees to be paid by the Fund to the Adviser’s affiliates.

17  |

Because the Fund had not yet commenced operations, historical profitability information with respect to the Fund was not considered. However, the Trustees noted the information provided in court cases in which adviser profitability was an issue, the estimated expense level of the Fund, and that the Fund would be subject to an expense cap.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fees and expenses proposed to be charged to the Fund were fair and reasonable, and supported the approval of the Agreement.

Economies of scale. The Trustees considered the extent to which the Adviser may realize economies of scale or other efficiencies in managing the Fund, and whether those economies could be shared with the Fund through breakpoints in the advisory fees or other means, such as expense waivers or caps. The Trustees noted that the Fund will be subject to an expense cap. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale might be shared with the Fund supported the approval of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The compliance-related resources the Adviser and its affiliates would provide to the Fund.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the Natixis organization from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreement should be approved.

|  18

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 96.3% of Net Assets

	Aerospace & Defense – 1.6%
385,168	DigitalGlobe, Inc.(b)	$7,325,895
239,132	Hexcel Corp.	10,727,462

		18,053,357

	Air Freight & Logistics – 0.2%
112,137	Echo Global Logistics, Inc.(b)	2,197,885

	Auto Components – 1.0%
254,863	Gentherm, Inc.(b)	11,448,446

	Banks – 5.1%
365,917	Bank of the Ozarks, Inc.	16,012,528
260,394	Pinnacle Financial Partners, Inc.	12,866,068
361,894	PrivateBancorp, Inc.	13,871,397
902,582	Talmer Bancorp, Inc., Class A	15,027,990

		57,777,983

	Biotechnology – 6.6%
293,294	Acorda Therapeutics, Inc.(b)	7,775,224
474,098	Amicus Therapeutics, Inc.(b)	6,632,631
47,912	Anacor Pharmaceuticals, Inc.(b)	5,639,722
183,533	Chimerix, Inc.(b)	7,010,961
447,878	Emergent Biosolutions, Inc.(b)	12,760,044
218,731	Insys Therapeutics, Inc.(b)	6,225,084
843,966	MiMedx Group, Inc.(b)	8,144,272
160,331	Neurocrine Biosciences, Inc.(b)	6,379,570
72,517	Retrophin, Inc.(b)	1,469,194
119,242	TESARO, Inc.(b)	4,781,604
225,483	Zafgen, Inc.(b)	7,204,182

		74,022,488

	Building Products – 1.8%
240,209	Apogee Enterprises, Inc.	10,725,332
282,088	Trex Co., Inc.(b)	9,401,993

		20,127,325

	Capital Markets – 2.0%
315,418	Artisan Partners Asset Management, Inc.	11,112,176
350,832	HFF, Inc., Class A	11,844,088

		22,956,264

	Commercial Services & Supplies – 1.4%
459,731	Healthcare Services Group, Inc.	15,492,935

	Communications Equipment – 0.6%
317,502	Ciena Corp.(b)	6,578,641

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Construction & Engineering – 0.8%
303,063	Granite Construction, Inc.	$8,991,879

	Consumer Finance – 0.9%
259,963	Encore Capital Group, Inc.(b)	9,618,631

	Distributors – 1.4%
211,189	Pool Corp.	15,268,965

	Diversified Consumer Services – 3.6%
280,292	2U, Inc.(b)	10,062,483
265,782	Bright Horizons Family Solutions, Inc.(b)	17,073,836
674,655	Nord Anglia Education, Inc.(b)	13,715,736

		40,852,055

	Diversified Financial Services – 1.3%
162,701	MarketAxess Holdings, Inc.	15,111,669

	Electronic Equipment, Instruments & Components – 2.0%
163,779	FEI Co.	11,962,418
141,511	IPG Photonics Corp.(b)	10,750,591

		22,713,009

	Energy Equipment & Services – 0.8%
160,293	Dril-Quip, Inc.(b)	9,332,258

	Food Products – 0.5%
117,016	Calavo Growers, Inc.	5,223,594

	Health Care Equipment & Supplies – 5.6%
384,091	Cynosure, Inc., Class A(b)	11,538,094
277,275	Inogen, Inc.(b)	13,461,701
125,499	Insulet Corp.(b)	3,251,679
272,390	LDR Holding Corp.(b)	9,405,627
359,679	Merit Medical Systems, Inc.(b)	8,599,925
282,542	Natus Medical, Inc.(b)	11,146,282
314,772	Quidel Corp.(b)	5,942,895

		63,346,203

	Health Care Providers & Services – 6.1%
178,002	Acadia Healthcare Co., Inc.(b)	11,796,193
83,254	Adeptus Health, Inc., Class A(b)	6,723,593
396,949	AMN Healthcare Services, Inc.(b)	11,912,439
224,119	Amsurg Corp.(b)	17,416,288
162,845	Ensign Group, Inc. (The)	6,942,082
267,407	Team Health Holdings, Inc.(b)	14,448,000

		69,238,595

	Health Care Technology – 1.0%
277,347	Medidata Solutions, Inc.(b)	11,679,082

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Hotels, Restaurants & Leisure – 6.2%
330,934	Chuy’s Holdings, Inc.(b)	$9,398,526
345,660	Diamond Resorts International, Inc.(b)	8,084,987
211,476	Popeyes Louisiana Kitchen, Inc.(b)	11,918,787
364,132	Texas Roadhouse, Inc.	13,545,711
149,843	Vail Resorts, Inc.	15,685,565
280,795	Zoe’s Kitchen, Inc.(b)	11,088,595

		69,722,171

	Internet & Catalog Retail – 0.7%
224,919	Wayfair, Inc., Class A(b)	7,885,660

	Internet Software & Services – 4.7%
227,279	comScore, Inc.(b)	10,488,926
315,347	Criteo S.A., Sponsored ADR(b)	11,838,126
234,606	Demandware, Inc.(b)	12,124,438
429,633	Q2 Holdings, Inc.(b)	10,620,528
467,920	Wix.com Ltd.(b)	8,151,166

		53,223,184

	IT Services – 4.4%
190,924	Blackhawk Network Holdings, Inc.(b)	8,093,268
188,849	EPAM Systems, Inc.(b)	14,073,027
242,723	Euronet Worldwide, Inc.(b)	17,983,347
329,857	InterXion Holding NV(b)	8,932,528

		49,082,170

	Leisure Products – 0.7%
183,461	Vista Outdoor, Inc.(b)	8,151,172

	Life Sciences Tools & Services – 1.8%
221,892	Cambrex Corp.(b)	8,804,675
289,415	INC Research Holdings, Inc., Class A(b)	11,576,600

		20,381,275

	Machinery – 3.0%
119,817	Middleby Corp. (The)(b)	12,603,550
206,735	Proto Labs, Inc.(b)	13,851,245
115,220	RBC Bearings, Inc.(b)	6,882,091

		33,336,886

	Media – 0.9%
293,581	IMAX Corp.(b)	9,920,102

	Oil, Gas & Consumable Fuels – 1.6%
131,535	Diamondback Energy, Inc.(b)	8,497,161
179,675	PDC Energy, Inc.(b)	9,524,572

		18,021,733

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Pharmaceuticals – 2.3%
332,606	Flamel Technologies S.A., Sponsored ADR(b)	$5,424,804
269,086	Impax Laboratories, Inc.(b)	9,474,518
110,525	Intra-Cellular Therapies, Inc.(b)	4,425,421
102,649	ZS Pharma, Inc.(b)	6,739,933

		26,064,676

	Professional Services – 2.2%
60,310	Advisory Board Co. (The)(b)	2,746,518
153,938	CEB, Inc.	10,520,123
184,395	Huron Consulting Group, Inc.(b)	11,530,219

		24,796,860

	Road & Rail – 0.7%
138,494	Genesee & Wyoming, Inc., Class A(b)	8,182,225

	Semiconductors & Semiconductor Equipment – 5.9%
193,877	Cavium, Inc.(b)	11,898,231
442,419	Inphi Corp.(b)	10,635,753
862,211	Intersil Corp.	10,087,869
327,702	MKS Instruments, Inc.	10,987,848
241,789	Monolithic Power Systems, Inc.	12,379,597
246,961	Silicon Laboratories, Inc.(b)	10,258,760

		66,248,058

	Software – 8.8%
27,564	Blackbaud, Inc.	1,546,892
569,982	Callidus Software, Inc.(b)	9,683,994
131,885	Ellie Mae, Inc.(b)	8,779,584
333,161	FleetMatics Group PLC(b)	16,354,874
384,737	Guidewire Software, Inc.(b)	20,229,472
173,979	Imperva, Inc.(b)	11,392,145
221,317	Proofpoint, Inc.(b)	13,349,841
96,615	Ultimate Software Group, Inc. (The)(b)	17,295,051

		98,631,853

	Specialty Retail – 3.6%
184,826	Asbury Automotive Group, Inc.(b)	14,998,630
243,154	Monro Muffler Brake, Inc.	16,425,053
99,488	Restoration Hardware Holdings, Inc.(b)	9,283,225

		40,706,908

	Textiles, Apparel & Luxury Goods – 3.3%
221,227	Columbia Sportswear Co.	13,005,935
161,767	Oxford Industries, Inc.	11,951,346
338,477	Steven Madden Ltd.(b)	12,395,028

		37,352,309

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Thrifts & Mortgage Finance – 1.2%
526,176	Essent Group Ltd.(b)	$13,075,474

	Total Common Stocks (Identified Cost $960,613,858)	1,084,813,980

Principal Amount

Short-Term Investments – 4.7%
$52,824,100	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $52,824,114 on 10/01/2015 collateralized by $53,885,000 U.S. Treasury Note, 1.750% due 3/31/2022 valued at $53,885,000 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $52,824,100)	52,824,100

	Total Investments – 101.0% (Identified Cost $1,013,437,958)(a)	1,137,638,080
	Other assets less liabilities—(1.0)%	(11,259,297)

	Net Assets – 100.0%	$1,126,378,783

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2015, the net unrealized appreciation on investments based on a cost of $1,013,771,679 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$175,925,721
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(52,059,320)

	Net unrealized appreciation	$123,866,401

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Growth Fund – continued

Industry Summary at September 30, 2015

Software	8.8%
Biotechnology	6.6
Hotels, Restaurants & Leisure	6.2
Health Care Providers & Services	6.1
Semiconductors & Semiconductor Equipment	5.9
Health Care Equipment & Supplies	5.6
Banks	5.1
Internet Software & Services	4.7
IT Services	4.4
Diversified Consumer Services	3.6
Specialty Retail	3.6
Textiles, Apparel & Luxury Goods	3.3
Machinery	3.0
Pharmaceuticals	2.3
Professional Services	2.2
Capital Markets	2.0
Electronic Equipment, Instruments & Components	2.0
Other Investments, less than 2% each	20.9
Short-Term Investments	4.7

Total Investments	101.0
Other assets less liabilities	(1.0)

Net Assets	100.0%

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 97.9% of Net Assets

	Aerospace & Defense – 1.3%
317,222	BWX Technologies, Inc.	$8,361,972
281,044	DigitalGlobe, Inc.(b)	5,345,457

		13,707,429

	Auto Components – 2.3%
451,308	Fox Factory Holding Corp.(b)	7,609,053
195,841	Horizon Global Corp.(b)	1,727,318
395,941	Metaldyne Performance Group, Inc.	8,318,720
152,747	Tenneco, Inc.(b)	6,838,483

		24,493,574

	Banks – 17.2%
494,275	BancorpSouth, Inc.	11,748,917
204,385	Bryn Mawr Bank Corp.	6,350,242
499,290	Cathay General Bancorp	14,958,728
49,434	City National Corp.	4,353,158
560,734	CVB Financial Corp.	9,364,258
569,745	First Financial Bancorp	10,870,735
265,484	First Financial Bankshares, Inc.	8,437,081
216,203	Home BancShares, Inc.	8,756,221
182,679	IBERIABANK Corp.	10,633,744
176,840	LegacyTexas Financial Group, Inc.	5,390,083
260,649	PacWest Bancorp	11,158,384
206,760	Pinnacle Financial Partners, Inc.	10,216,012
299,752	Popular, Inc.	9,061,503
211,501	Prosperity Bancshares, Inc.	10,386,814
118,843	Signature Bank(b)	16,348,043
633,098	Talmer Bancorp, Inc., Class A	10,541,082
157,054	Texas Capital Bancshares, Inc.(b)	8,232,771
139,009	Triumph Bancorp, Inc.(b)	2,335,351
238,400	Wintrust Financial Corp.	12,737,712

		181,880,839

	Beverages – 0.8%
789,498	Cott Corp.	8,550,263

	Building Products – 1.2%
139,945	Armstrong World Industries, Inc.(b)	6,680,975
98,359	Masonite International Corp.(b)	5,958,588

		12,639,563

	Capital Markets – 1.2%
177,681	Safeguard Scientifics, Inc.(b)	2,761,163
228,175	Stifel Financial Corp.(b)	9,606,167

		12,367,330

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Chemicals – 1.1%
108,174	Cabot Corp.	$3,413,972
143,561	Minerals Technologies, Inc.	6,913,898
344,990	Tronox Ltd., Class A	1,507,606

		11,835,476

	Commercial Services & Supplies – 3.7%
345,742	KAR Auction Services, Inc.	12,273,841
235,563	Knoll, Inc.	5,177,675
208,319	Viad Corp.	6,039,168
130,366	Waste Connections, Inc.	6,333,180
388,044	West Corp.	8,692,185

		38,516,049

	Communications Equipment – 1.2%
203,510	ARRIS Group, Inc.(b)	5,285,155
523,445	Calix, Inc.(b)	4,077,636
310,315	Digi International, Inc.(b)	3,658,614

		13,021,405

	Construction & Engineering – 0.9%
71,594	Argan, Inc.	2,482,880
275,303	MYR Group, Inc.(b)	7,212,939

		9,695,819

	Construction Materials – 0.4%
209,429	Summit Materials, Inc., Class A(b)	3,930,982

	Consumer Finance – 0.3%
14,933	Credit Acceptance Corp.(b)	2,939,860

	Distributors – 0.9%
143,568	Core-Mark Holding Co., Inc.	9,396,526

	Diversified Financial Services – 1.2%
633,112	FNFV Group(b)	7,420,073
58,041	MarketAxess Holdings, Inc.	5,390,848

		12,810,921

	Electric Utilities – 1.5%
243,095	ALLETE, Inc.	12,273,867
78,615	UIL Holdings Corp.	3,951,976

		16,225,843

	Electrical Equipment – 1.7%
62,827	AZZ, Inc.	3,059,047
431,497	Babcock & Wilcox Enterprises, Inc.(b)	7,249,149
133,840	EnerSys	7,171,147

		17,479,343

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electronic Equipment, Instruments & Components – 4.3%
149,198	Belden, Inc.	$6,966,055
147,369	Littelfuse, Inc.	13,432,684
200,908	Methode Electronics, Inc.	6,408,965
166,356	Rogers Corp.(b)	8,846,812
328,817	Vishay Intertechnology, Inc.	3,186,237
78,665	Zebra Technologies Corp., Class A(b)	6,021,806

		44,862,559

	Energy Equipment & Services – 1.4%
158,279	Bristow Group, Inc.	4,140,579
655,627	Helix Energy Solutions Group, Inc.(b)	3,140,453
211,268	Natural Gas Services Group, Inc.(b)	4,077,472
1,386,770	Parker Drilling Co.(b)	3,647,205

		15,005,709

	Food & Staples Retailing – 0.8%
325,761	SpartanNash Co.	8,420,922

	Food Products – 1.9%
328,780	Boulder Brands, Inc.(b)	2,692,708
28,478	J & J Snack Foods Corp.	3,236,810
240,763	Post Holdings, Inc.(b)	14,229,093

		20,158,611

	Health Care Equipment & Supplies – 2.2%
153,448	Cynosure, Inc., Class A(b)	4,609,578
221,646	Halyard Health, Inc.(b)	6,303,612
170,898	SurModics, Inc.(b)	3,732,413
69,153	Teleflex, Inc.	8,589,494

		23,235,097

	Health Care Providers & Services – 0.5%
65,656	WellCare Health Plans, Inc.(b)	5,658,234

	Hotels, Restaurants & Leisure – 5.0%
309,088	Carrols Restaurant Group, Inc.(b)	3,678,147
106,867	Churchill Downs, Inc.	14,299,873
26,119	Cracker Barrel Old Country Store, Inc.	3,846,806
171,951	Del Frisco’s Restaurant Group, Inc.(b)	2,388,399
329,509	Diamond Resorts International, Inc.(b)	7,707,216
109,351	J. Alexander’s Holdings, Inc.(b)	1,090,231
137,191	Marriott Vacations Worldwide Corp.	9,348,195
231,721	Six Flags Entertainment Corp.	10,608,187

		52,967,054

	Household Durables – 2.2%
31,629	Helen of Troy Ltd.(b)	2,824,470

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Household Durables – continued
183,588	Jarden Corp.(b)	$8,973,781
103,531	La-Z-Boy, Inc.	2,749,783
252,996	Libbey, Inc.	8,250,200

		22,798,234

	Industrial Conglomerates – 0.5%
301,400	Raven Industries, Inc.	5,108,730

	Insurance – 3.1%
489,245	Employers Holdings, Inc.	10,905,271
35,058	HCC Insurance Holdings, Inc.	2,715,943
181,171	ProAssurance Corp.	8,890,061
111,529	Reinsurance Group of America, Inc., Class A	10,103,412

		32,614,687

	Internet & Catalog Retail – 1.2%
123,622	HSN, Inc.	7,076,123
130,426	Liberty Ventures, Series A(b)	5,262,689

		12,338,812

	IT Services – 6.0%
321,390	Booz Allen Hamilton Holding Corp.	8,423,632
390,625	Convergys Corp.	9,027,344
262,300	CSG Systems International, Inc.	8,078,840
103,219	DST Systems, Inc.	10,852,446
166,019	Euronet Worldwide, Inc.(b)	12,300,348
340,631	Perficient, Inc.(b)	5,255,936
113,774	WEX, Inc.(b)	9,880,134

		63,818,680

	Life Sciences Tools & Services – 0.8%
324,561	VWR Corp.(b)	8,337,972

	Machinery – 4.7%
76,178	Alamo Group, Inc.	3,561,321
194,753	Albany International Corp., Class A	5,571,883
174,249	Altra Industrial Motion Corp.	4,028,637
372,123	John Bean Technologies Corp.	14,233,705
156,818	RBC Bearings, Inc.(b)	9,366,739
268,633	TriMas Corp.(b)	4,392,150
93,820	Wabtec Corp.	8,260,851

		49,415,286

	Marine – 0.5%
77,157	Kirby Corp.(b)	4,779,876

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Media – 4.0%
297,021	Carmike Cinemas, Inc.(b)	$5,967,152
439,086	E.W. Scripps Co. (The), Class A	7,758,649
158,806	John Wiley & Sons, Inc., Class A	7,945,064
549,516	National CineMedia, Inc.	7,374,505
559,058	New Media Investment Group, Inc.	8,643,037
258,038	Time, Inc.	4,915,624

		42,604,031

	Metals & Mining – 1.4%
322,094	Globe Specialty Metals, Inc.	3,907,000
172,244	Haynes International, Inc.	6,517,713
289,777	Horsehead Holding Corp.(b)	880,922
494,790	SunCoke Energy, Inc.	3,849,466

		15,155,101

	Multi-Utilities – 1.1%
204,934	NorthWestern Corp.	11,031,597

	Multiline Retail – 0.3%
288,924	Fred’s, Inc., Class A	3,423,749

	Oil, Gas & Consumable Fuels – 0.8%
295,474	QEP Resources, Inc.	3,702,289
526,235	Synergy Resources Corp.(b)	5,157,103

		8,859,392

	Pharmaceuticals – 0.7%
304,594	Catalent, Inc.(b)	7,401,634

	Professional Services – 1.5%
226,711	FTI Consulting, Inc.(b)	9,410,774
490,539	RPX Corp.(b)	6,730,195

		16,140,969

	REITs – Apartments – 1.7%
209,828	American Campus Communities, Inc.	7,604,167
130,670	Mid-America Apartment Communities, Inc.	10,697,953

		18,302,120

	REITs – Health Care – 0.7%
127,521	Omega Healthcare Investors, Inc.	4,482,363
112,953	Sabra Healthcare REIT, Inc.	2,618,251

		7,100,614

	REITs – Hotels – 0.6%
298,295	Hersha Hospitality Trust	6,759,365

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	REITs – Office Property – 0.8%
391,510	BioMed Realty Trust, Inc.	$7,822,370

	REITs – Shopping Centers – 1.1%
724,312	Retail Opportunity Investments Corp.	11,980,121

	REITs – Single Tenant – 0.6%
167,884	National Retail Properties, Inc.	6,089,153

	REITs – Storage – 2.2%
476,518	CubeSmart	12,966,055
111,124	Sovran Self Storage, Inc.	10,478,993

		23,445,048

	Road & Rail – 1.5%
110,195	Avis Budget Group, Inc.(b)	4,813,318
60,044	Genesee & Wyoming, Inc., Class A(b)	3,547,399
114,466	Old Dominion Freight Line, Inc.(b)	6,982,426

		15,343,143

	Semiconductors & Semiconductor Equipment – 2.0%
217,129	Advanced Energy Industries, Inc.(b)	5,710,493
246,237	Diodes, Inc.(b)	5,262,085
173,703	Semtech Corp.(b)	2,622,915
386,510	Teradyne, Inc.	6,961,045

		20,556,538

	Software – 1.3%
200,858	Synchronoss Technologies, Inc.(b)	6,588,143
173,981	Verint Systems, Inc.(b)	7,507,280

		14,095,423

	Specialty Retail – 2.3%
256,610	Barnes & Noble Education, Inc.(b)	3,261,513
270,990	Barnes & Noble, Inc.	3,281,689
152,955	Genesco, Inc.(b)	8,729,142
323,945	MarineMax, Inc.(b)	4,577,343
202,581	Sally Beauty Holdings, Inc.(b)	4,811,298

		24,660,985

	Thrifts & Mortgage Finance – 0.3%
138,484	Federal Agricultural Mortgage Corp., Class C	3,590,890

	Trading Companies & Distributors – 0.4%
276,178	H&E Equipment Services, Inc.	4,617,696

	Transportation Infrastructure – 0.6%
87,631	Macquarie Infrastructure Corp.	6,542,530

	Total Common Stocks (Identified Cost $794,790,207)	1,034,534,154

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Closed-End Investment Companies – 0.5%
486,012	Hercules Technology Growth Capital, Inc. (Identified Cost $6,305,502)	$4,913,581

Principal Amount

Short-Term Investments – 1.6%
$17,043,053	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $17,043,057 on 10/01/2015 collateralized by $17,345,000 U.S. Treasury Note, 1.750% due 2/28/2022 valued at $17,388,363 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $17,043,053)	17,043,053

	Total Investments – 100.0% (Identified Cost $818,138,762)(a)	1,056,490,788
	Other assets less liabilities—0.0%	294,010

	Net Assets – 100.0%	$1,056,784,798

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2015, the net unrealized appreciation on investments based on a cost of $816,167,316 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$302,004,555
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(61,681,083)

	Net unrealized appreciation	$240,323,472

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Value Fund – continued

Industry Summary at September 30, 2015

Banks	17.2%
IT Services	6.0
Hotels, Restaurants & Leisure	5.0
Machinery	4.7
Electronic Equipment, Instruments & Components	4.3
Media	4.0
Commercial Services & Supplies	3.7
Insurance	3.1
Specialty Retail	2.3
Auto Components	2.3
REITs – Storage	2.2
Health Care Equipment & Supplies	2.2
Household Durables	2.2
Semiconductors & Semiconductor Equipment	2.0
Other Investments, less than 2% each	37.2
Short-Term Investments	1.6

Total Investments	100.0
Other assets less liabilities	0.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small/Mid Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 95.6% of Net Assets

	Aerospace & Defense – 3.3%
1,324	Astronics Corp.(b)	$53,529
2,570	Hexcel Corp.	115,290
655	TransDigm Group, Inc.(b)	139,129

		307,948

	Airlines – 1.0%
442	Allegiant Travel Co.	95,583

	Auto Components – 1.2%
2,033	Drew Industries, Inc.	111,022

	Banks – 4.2%
2,425	First Republic Bank	152,217
1,031	Signature Bank(b)	141,824
3,019	Western Alliance Bancorp(b)	92,714

		386,755

	Biotechnology – 3.6%
2,770	Acorda Therapeutics, Inc.(b)	73,433
1,789	Alkermes PLC(b)	104,961
1,692	Cepheid, Inc.(b)	76,478
1,836	Medivation, Inc.(b)	78,030

		332,902

	Capital Markets – 2.6%
632	Affiliated Managers Group, Inc.(b)	108,065
2,777	SEI Investments Co.	133,935

		242,000

	Commercial Services & Supplies – 2.8%
4,949	Healthcare Services Group, Inc.	166,781
3,583	Ritchie Bros. Auctioneers, Inc.	92,728

		259,509

	Communications Equipment – 1.3%
693	Palo Alto Networks, Inc.(b)	119,196

	Consumer Finance – 1.2%
2,061	PRA Group, Inc.(b)	109,068

	Diversified Consumer Services – 2.5%
1,551	Bright Horizons Family Solutions, Inc.(b)	99,636
6,272	Nord Anglia Education, Inc.(b)	127,510

		227,146

	Diversified Financial Services – 1.3%
1,269	MarketAxess Holdings, Inc.	117,865

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electrical Equipment – 2.4%
754	Acuity Brands, Inc.	$132,387
2,035	Sensata Technologies Holding NV(b)	90,232

		222,619

	Electronic Equipment, Instruments & Components – 1.1%
1,373	FEI Co.	100,284

	Energy Equipment & Services – 1.6%
1,331	Dril-Quip, Inc.(b)	77,491
1,838	Oceaneering International, Inc.	72,196

		149,687

	Food & Staples Retailing – 1.4%
1,244	Casey’s General Stores, Inc.	128,032

	Health Care Equipment & Supplies – 4.5%
2,935	Cantel Medical Corp.	166,414
1,414	DexCom, Inc.(b)	121,406
2,290	West Pharmaceutical Services, Inc.	123,935

		411,755

	Health Care Providers & Services – 7.4%
2,792	Brookdale Senior Living, Inc.(b)	64,104
3,822	Envision Healthcare Holdings, Inc.(b)	140,612
1,660	MEDNAX, Inc.(b)	127,472
2,046	Team Health Holdings, Inc.(b)	110,545
1,862	VCA, Inc.(b)	98,034
1,671	WellCare Health Plans, Inc.(b)	144,007

		684,774

	Health Care Technology – 2.1%
6,329	Evolent Health, Inc., Class A(b)	101,011
4,273	HealthStream, Inc.(b)	93,194

		194,205

	Hotels, Restaurants & Leisure – 5.6%
2,895	Dunkin’ Brands Group, Inc.	141,855
399	Panera Bread Co., Class A(b)	77,171
4,176	Texas Roadhouse, Inc.	155,347
1,379	Vail Resorts, Inc.	144,354

		518,727

	Internet Software & Services – 5.0%
785	CoStar Group, Inc.(b)	135,852
1,166	j2 Global, Inc.	82,611
2,076	SPS Commerce, Inc.(b)	140,940
1,455	Stamps.com, Inc.(b)	107,684

		467,087

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	IT Services – 4.3%
1,742	Gartner, Inc.(b)	$146,206
1,295	MAXIMUS, Inc.	77,130
3,404	Virtusa Corp.(b)	174,660

		397,996

	Leisure Products – 1.4%
2,751	Brunswick Corp.	131,745

	Life Sciences Tools & Services – 1.5%
1,940	ICON PLC(b)	137,682

	Machinery – 2.3%
1,204	Middleby Corp. (The)(b)	126,649
3,103	Sun Hydraulics Corp.	85,239

		211,888

	Media – 2.4%
1,452	AMC Networks, Inc., Class A(b)	106,243
3,321	IMAX Corp.(b)	112,216

		218,459

	Oil, Gas & Consumable Fuels – 1.5%
1,145	Diamondback Energy, Inc.(b)	73,967
4,406	Parsley Energy, Inc., Class A(b)	66,398

		140,365

	Pharmaceuticals – 2.7%
2,017	Intra-Cellular Therapies, Inc.(b)	80,761
755	Jazz Pharmaceuticals PLC(b)	100,272
984	ZS Pharma, Inc.(b)	64,609

		245,642

	Professional Services – 1.0%
1,350	CEB, Inc.	92,259

	Real Estate Management & Development – 2.9%
996	Jones Lang LaSalle, Inc.	143,195
2,792	Marcus & Millichap, Inc.(b)	128,404

		271,599

	Road & Rail – 0.8%
1,232	Genesee & Wyoming, Inc., Class A(b)	72,787

	Semiconductors & Semiconductor Equipment – 1.8%
2,595	M/A-COM Technology Solutions Holdings, Inc.(b)	75,229
2,314	Silicon Laboratories, Inc.(b)	96,124

		171,353

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Software – 9.1%
2,553	Blackbaud, Inc.	$143,274
2,777	Fortinet, Inc.(b)	117,967
3,139	Guidewire Software, Inc.(b)	165,049
2,713	Paylocity Holding Corp.(b)	81,363
1,111	Tyler Technologies, Inc.(b)	165,883
948	Ultimate Software Group, Inc. (The)(b)	169,702

		843,238

	Specialty Retail – 3.7%
2,511	Aaron’s, Inc.	90,672
2,506	Penske Automotive Group, Inc.	121,391
1,348	Restoration Hardware Holdings, Inc.(b)	125,782

		337,845

	Textiles, Apparel & Luxury Goods – 4.1%
1,234	Carter’s, Inc.	111,850
2,401	Columbia Sportswear Co.	141,155
2,042	G-III Apparel Group Ltd.(b)	125,909

		378,914

	Total Common Stocks (Identified Cost $9,612,383)	8,837,936

Principal Amount

Short-Term Investments – 5.8%
$531,621	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $531,621 on 10/01/2015 collateralized by $545,000 U.S. Treasury Note, 1.750% due 2/28/2022 valued at $546,363 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $531,621)	531,621

	Total Investments – 101.4% (Identified Cost $10,144,004)(a)	9,369,557
	Other assets less liabilities—(1.4)%	(127,387)

	Net Assets – 100.0%	$9,242,170

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2015, the net unrealized depreciation on investments based on a cost of $10,144,746 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$122,415
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(897,604)

	Net unrealized depreciation	$(775,189)

(b)	Non-income producing security.

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small/Mid Cap Growth Fund – continued

Industry Summary at September 30, 2015

Software	9.1%
Health Care Providers & Services	7.4
Hotels, Restaurants & Leisure	5.6
Internet Software & Services	5.0
Health Care Equipment & Supplies	4.5
IT Services	4.3
Banks	4.2
Textiles, Apparel & Luxury Goods	4.1
Specialty Retail	3.7
Biotechnology	3.6
Aerospace & Defense	3.3
Real Estate Management & Development	2.9
Commercial Services & Supplies	2.8
Pharmaceuticals	2.7
Capital Markets	2.6
Diversified Consumer Services	2.5
Electrical Equipment	2.4
Media	2.4
Machinery	2.3
Health Care Technology	2.1
Other Investments, less than 2% each	18.1
Short-Term Investments	5.8

Total Investments	101.4
Other assets less liabilities	(1.4)

Net Assets	100.0%

See accompanying notes to financial statements.

37  |

Statements of Assets and Liabilities

September 30, 2015

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
ASSETS
Investments at cost	$1,013,437,958	$818,138,762	$10,144,004
Net unrealized appreciation (depreciation)	124,200,122	238,352,026	(774,447)

Investments at value	1,137,638,080	1,056,490,788	9,369,557
Receivable for Fund shares sold	1,108,514	1,994,507	—
Receivable from investment adviser (Note 5)	—	—	5,623
Receivable for securities sold	11,581,599	—	10,762
Dividends and interest receivable	155,314	961,993	1,047

TOTAL ASSETS	1,150,483,507	1,059,447,288	9,386,989

LIABILITIES
Payable for securities purchased	20,498,522	704,313	105,303
Payable for Fund shares redeemed	2,605,807	993,920	—
Management fees payable (Note 5)	732,565	641,246	—
Deferred Trustees’ fees (Note 5)	116,453	174,403	1,922
Administrative fees payable (Note 5)	42,401	38,469	328
Payable to distributor (Note 5d)	13,733	14,059	18
Other accounts payable and accrued expenses	95,243	96,080	37,248

TOTAL LIABILITIES	24,104,724	2,662,490	144,819

NET ASSETS	$1,126,378,783	$1,056,784,798	$9,242,170

NET ASSETS CONSIST OF:
Paid-in capital	$922,112,871	$720,229,194	$10,187,792
Accumulated net investment (loss)/Undistributed net investment income	(5,262,820)	3,993,205	(1,922)
Accumulated net realized gain (loss) on investments	85,328,610	94,210,373	(169,253)
Net unrealized appreciation (depreciation) on investments	124,200,122	238,352,026	(774,447)

NET ASSETS	$1,126,378,783	$1,056,784,798	$9,242,170

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$800,882,509	$666,106,758	$9,242,170

Shares of beneficial interest	36,042,937	20,694,801	1,020,804

Net asset value, offering and redemption price per share	$22.22	$32.19	$9.05

Retail Class:
Net assets	$162,905,617	$306,360,228	$—

Shares of beneficial interest	7,781,658	9,640,257	—

Net asset value, offering and redemption price per share	$20.93	$31.78	$—

Admin Class shares:
Net assets	$—	$45,762,404	$—

Shares of beneficial interest	—	1,481,867	—

Net asset value, offering and redemption price per share	$—	$30.88	$—

Class N shares:
Net assets	$162,590,657	$38,555,408	$—

Shares of beneficial interest	7,301,616	1,196,750	—

Net asset value, offering and redemption price per share	$22.27	$32.22	$—

See accompanying notes to financial statements.

|  38

Statements of Operations

For the Year Ended September 30, 2015

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund(a)
INVESTMENT INCOME
Dividends	$4,138,298	$19,547,456	$7,831
Interest	4,296	1,853	20
Less net foreign taxes withheld	—	(20,869)	(63)

	4,142,594	19,528,440	7,788

Expenses
Management fees (Note 5)	8,447,388	8,862,889	18,520
Service and distribution fees (Note 5)	438,180	1,159,361	—
Administrative fees (Note 5)	480,487	504,004	1,049
Trustees’ fees and expenses (Note 5)	32,361	30,909	3,087
Transfer agent fees and expenses (Notes 5 and 6)	1,227,590	1,208,061	41
Audit and tax services fees	40,237	41,111	30,910
Custodian fees and expenses	45,773	38,679	2,524
Legal fees	12,578	13,588	29
Registration fees	107,695	82,965	6,601
Shareholder reporting expenses	49,193	71,578	668
Miscellaneous expenses	29,495	31,912	2,039

Total expenses	10,910,977	12,045,057	65,468
Fee/expense recovery (Note 5)	—	577	—
Less waiver and/or expense reimbursement (Note 5)	—	(261,818)	(44,478)

Net expenses	10,910,977	11,783,816	20,990

Net investment income (loss)	(6,768,383)	7,744,624	(13,202)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	96,389,671	106,149,654	(169,253)
Net change in unrealized appreciation (depreciation) on:
Investments	(39,045,091)	(93,246,609)	(774,447)

Net realized and unrealized gain (loss) on investments	57,344,580	12,903,045	(943,700)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$50,576,197	$20,647,669	$(956,902)

(a)	From commencement of operations on June 30, 2015 through September 30, 2015.

See accompanying notes to financial statements.

39  |

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
FROM OPERATIONS:
Net investment income (loss)	$(6,768,383)	$(7,845,552)	$7,744,624	$5,191,535
Net realized gain on investments	96,389,671	146,827,349	106,149,654	145,244,540
Net change in unrealized appreciation (depreciation) on investments	(39,045,091)	(156,740,215)	(93,246,609)	(73,587,700)

Net increase (decrease) in net assets resulting from operations	50,576,197	(17,758,418)	20,647,669	76,848,375

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	—	—	(4,236,276)	(1,957,501)
Retail Class	—	—	(1,054,845)	(74,356)
Admin Class	—	—	(1,677)	—
Class N	—	—	(44,634)	(3)
Net realized capital gains
Institutional Class	(121,284,863)	(64,424,433)	(93,076,570)	(64,817,421)
Retail Class	(25,100,168)	(15,631,057)	(45,284,938)	(35,067,106)
Admin Class	—	—	(7,970,136)	(6,651,623)
Class N	(2,724,416)	(529,097)	(870,050)	(103)

Total distributions	(149,109,447)	(80,584,587)	(152,539,126)	(108,568,113)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	182,307,468	7,643,805	34,718,995	(26,204,128)

Net increase (decrease) in net assets	83,774,218	(90,699,200)	(97,172,462)	(57,923,866)
NET ASSETS
Beginning of the year	1,042,604,565	1,133,303,765	1,153,957,260	1,211,881,126

End of the year	$1,126,378,783	$1,042,604,565	$1,056,784,798	$1,153,957,260

ACCUMULATED NET INVESTMENT (LOSS)/UNDISTRIBUTED NET INVESTMENT INCOME	$(5,262,820)	$(6,062,036)	$3,993,205	$2,845,587

See accompanying notes to financial statements.

|  40

Statements of Changes in Net Assets – continued

Small/Mid Cap Growth Fund
Period Ended September 30, 2015(a)
FROM OPERATIONS:
Net investment loss	$(13,202)
Net realized loss on investments	(169,253)
Net change in unrealized appreciation (depreciation) on investments	(774,447)

Net decrease in net assets resulting from operations	(956,902)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	10,199,072

Net increase in net assets	9,242,170

NET ASSETS
Beginning of the year	—

End of the year	$9,242,170

ACCUMULATED NET INVESTMENT (LOSS)	$(1,922)

(a)	From commencement of operations on June 30, 2015 through September 30, 2015.

See accompanying notes to financial statements.

41  |

Financial Highlights

For a share outstanding throughout each period.

	Small Cap Growth Fund—Institutional Class
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$24.27	$26.35		$19.17		$15.06	$14.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.14)	(0.16	)(b)	(0.15	)(c)	(0.14)	(0.13)
Net realized and unrealized gain (loss)	1.63	(0.09)		7.33		4.25	1.16	(d)

Total from Investment Operations	1.49	(0.25)		7.18		4.11	1.03

LESS DISTRIBUTIONS FROM:
Net investment income	—	—		—		—	—
Net realized capital gains	(3.54)	(1.83)		—		—	—

Total Distributions	(3.54)	(1.83)		—		—	—

Net asset value, end of the period	$22.22	$24.27		$26.35		$19.17	$15.06

Total return	5.78%	(1.31	)%(b)	37.45	%(c)	27.29%	7.34%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$800,883	$852,131		$914,000		$599,469	$154,313
Net expenses	0.94%	0.94%		0.94%		0.95%	0.98	%(e)
Gross expenses	0.94%	0.94%		0.94%		0.95%	0.98	%(e)
Net investment loss	(0.57)%	(0.63	)%(b)	(0.70	)%(c)	(0.79)%	(0.78)%
Portfolio turnover rate	78%	63%		56%		77%	76%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.17), total return would have been (1.35)% and the ratio of net investment loss to average net assets would have been (0.66)%.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.16), total return would have been 37.40% and the ratio of net investment loss to average net assets would have been (0.75)%.
(d)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(e)	Includes fee/expense recovery of 0.03%.

See accompanying notes to financial statements.

|  42

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Retail Class
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$23.10	$25.23		$18.41		$14.52		$13.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.19)	(0.22	)(b)	(0.20	)(c)	(0.19)		(0.18)
Net realized and unrealized gain (loss)	1.56	(0.08)		7.02		4.08		1.15	(d)

Total from Investment Operations	1.37	(0.30)		6.82		3.89		0.97

LESS DISTRIBUTIONS FROM:
Net investment income	—	—		—		—		—
Net realized capital gains	(3.54)	(1.83)		—		—		—

Total Distributions	(3.54)	(1.83)		—		—		—

Net asset value, end of the period	$20.93	$23.10		$25.23		$18.41		$14.52

Total return	5.58%	(1.58	)%(b)	37.05	%(c)	26.79	%(e)	7.16	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$162,906	$175,393		$211,724		$229,822		$113,110
Net expenses	1.19%	1.21%		1.25	%(f)	1.25	%(g)	1.25	%(g)
Gross expenses	1.19%	1.21%		1.25	%(f)	1.28%		1.27%
Net investment loss	(0.82)%	(0.90	)%(b)	(0.99	)%(c)	(1.09)%		(1.07)%
Portfolio turnover rate	78%	63%		56%		77%		76%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.23), total return would have been (1.58)% and the ratio of net investment loss to average net assets would have been (0.93)%.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.21), total return would have been 36.99% and the ratio of net investment loss to average net assets would have been (1.05)%.
(d)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of 0.01%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

43  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Class N
	Year Ended September 30, 2015	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$24.29	$26.36		$20.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.12)	(0.14	)(b)	(0.11)
Net realized and unrealized gain (loss)	1.64	(0.10)		6.25

Total from Investment Operations	1.52	(0.24)		6.14

LESS DISTRIBUTIONS FROM:
Net investment income	—	—		—
Net realized capital gains	(3.54)	(1.83)		—

Total Distributions	(3.54)	(1.83)		—

Net asset value, end of the period	$22.27	$24.29		$26.36

Total return	5.92%	(1.27	)%(b)	30.37	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$162,591	$15,080		$7,580
Net expenses	0.83%	0.83%		0.83	%(d)
Gross expenses	0.83%	0.83%		0.83	%(d)
Net investment loss	(0.51)%	(0.53	)%(b)	(0.63	)%(d)
Portfolio turnover rate	78%	63%		56%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.14), total return would have been (1.31)% and the ratio of net investment loss to average net assets would have been (0.56)%.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  44

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Institutional Class
	Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$36.40		$37.42		$29.14		$22.36		$22.93

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.27		0.20		0.20		0.21		0.09	(b)
Net realized and unrealized gain (loss)	0.49		2.18		8.41		6.62		(0.50)

Total from Investment Operations	0.76		2.38		8.61		6.83		(0.41)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)		(0.10)		(0.30)		(0.05)		(0.16)
Net realized capital gains	(4.75)		(3.30)		(0.03)		—		—

Total Distributions	(4.97)		(3.40)		(0.33)		(0.05)		(0.16)

Net asset value, end of the period	$32.19		$36.40		$37.42		$29.14		$22.36

Total return	1.20	%(c)	6.17	%(c)	29.82	%(c)	30.59%		(1.88	)%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$666,107		$730,901		$733,512		$572,776		$431,761
Net expenses	0.90	%(d)	0.90	%(d)	0.90	%(d)	0.90	%(e)	0.90	%(d)
Gross expenses	0.92%		0.91%		0.91%		0.90	%(e)	0.93%
Net investment income	0.75%		0.53%		0.61%		0.76%		0.33	%(b)
Portfolio turnover rate	22%		23%		22%		19%		42%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.07, total return would have been (1.93)% and the ratio of net investment income to average net assets would have been 0.28%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

45  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Retail Class
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$35.98	$37.03	$28.84	$22.14	$22.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18	0.10	0.12	0.13	0.02	(b)
Net realized and unrealized gain (loss)	0.48	2.16	8.32	6.57	(0.48)

Total from Investment Operations	0.66	2.26	8.44	6.70	(0.46)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.01)	(0.22)	—	(0.11)
Net realized capital gains	(4.75)	(3.30)	(0.03)	—	—

Total Distributions	(4.86)	(3.31)	(0.25)	—	(0.11)

Net asset value, end of the period	$31.78	$35.98	$37.03	$28.84	$22.14

Total return(c)	0.94%	5.90%	29.48%	30.26%	(2.12	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$306,360	$358,698	$403,475	$343,480	$347,759
Net expenses(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	1.17%	1.20%	1.22%	1.22%	1.22%
Net investment income	0.50%	0.28%	0.37%	0.49%	0.08	%(b)
Portfolio turnover rate	22%	23%	22%	19%	42%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.01, total return would have been (2.16)% and the ratio of net investment income to average net assets would have been 0.03%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  46

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund —Admin Class
	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$35.06		$36.24	$28.22	$21.72	$22.30

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.09		0.01	0.04	0.06	(0.04	)(b)
Net realized and unrealized gain (loss)	0.48		2.11	8.15	6.44	(0.49)

Total from Investment Operations	0.57		2.12	8.19	6.50	(0.53)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(c)	—	(0.14)	—	(0.05)
Net realized capital gains	(4.75)		(3.30)	(0.03)	—	—

Total Distributions	(4.75)		(3.30)	(0.17)	—	(0.05)

Net asset value, end of the period	$30.88		$35.06	$36.24	$28.22	$21.72

Total return(d)	0.71%		5.63%	29.17%	29.93%	(2.40	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$45,762		$61,791	$74,892	$67,853	$65,500
Net expenses(e)	1.38	%(f)	1.40%	1.40%	1.40%	1.40%
Gross expenses	1.40	%(f)	1.51%	1.52%	1.52%	1.52%
Net investment income (loss)	0.28%		0.02%	0.11%	0.24%	(0.17	)%(b)
Portfolio turnover rate	22%		23%	22%	19%	42%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.06), total return would have been (2.44)% and the ratio of net investment loss to average net assets would have been (0.22)%.
(c)	Amount rounds to less than $0.01 per share.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes refund of prior year service fee of 0.02%. See Note 5g of Notes to Financial Statements.

See accompanying notes to financial statements.

47  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Class N
	Year Ended September 30, 2015		Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$36.44		$37.44		$32.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.27		0.23		0.06
Net realized and unrealized gain (loss)	0.50		2.18		5.30

Total from Investment Operations	0.77		2.41		5.36

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)		(0.11)		—
Net realized capital gains	(4.75)		(3.30)		—

Total Distributions	(4.99)		(3.41)		—

Net asset value, end of the period	$32.22		$36.44		$37.44

Total return	1.25%		6.25	%(b)	16.71	%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$38,555		$2,568		$1
Net expenses	0.83	%(d)	0.85	%(e)	0.85	%(e)(f)
Gross expenses	0.83	%(d)	0.89%		14.45	%(f)
Net investment income	0.76%		0.60%		0.27	%(f)
Portfolio turnover rate	22%		23%		22%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  48

Financial Highlights – continued

For a share outstanding throughout each period.

Small/Mid Cap Growth Fund— Institutional Class
Period Ended September 30, 2015*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.01)
Net realized and unrealized gain (loss)	(0.94)

Total from Investment Operations	(0.95)

LESS DISTRIBUTIONS FROM:
Net investment income	—
Net realized capital gains	—

Total Distributions	—

Net asset value, end of the period	$9.05

Total return(b)	(9.50)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$9,242
Net expenses(c)(d)	0.85%
Gross expenses(d)	2.65%
Net investment loss(d)	(0.53)%
Portfolio turnover rate	14%

*	From commencement of operations on June 30, 2015 through September 30, 2015.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

49  |

Notes to Financial Statements

September 30, 2015

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Loomis Sayles Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”)

The Small/Mid Cap Growth Fund commenced operations on June 30, 2015 via contribution to the Fund by Natixis Global Asset Management, L.P. (“Natixis US”) of $10,000,000.

Each Fund is a diversified investment company.

Small Cap Growth Fund and Small Cap Value Fund were closed to new investors effective September 14, 2012 and September 15, 2008, respectively. Small Cap Growth Fund and Small Cap Value Fund continue to offer Institutional Class, Retail Class and Class N shares to existing investors and Small Cap Value Fund continues to offer Admin Class shares to existing investors.

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Class N shares are primarily intended for employer-sponsored retirement plans. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000 for Small Cap Growth Fund and Small Cap Value Fund and $1,000,000 for Small/Mid Cap Growth Fund, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus. Admin Class and Class N shares are offered exclusively through intermediaries.

See Note 11 for changes that take effect subsequent to September 30, 2015.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including Rule 12b-1 service and distribution fees and for Institutional Class, Retail Class and Admin Class (for the Small Cap Value Fund), collectively, and Class N, individually,

|  50

Notes to Financial Statements – continued

September 30, 2015

transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements except as disclosed in Note 11.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to

51  |

Notes to Financial Statements – continued

September 30, 2015

procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the

|  52

Notes to Financial Statements – continued

September 30, 2015

difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2015 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable,

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and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as return of capital distributions received, deferred Trustees’ fees, net operating losses and non-deductible expenses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to return of capital distributions received, deferred Trustees’ fees and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2015 and 2014 were as follows:

	2015 Distributions Paid From:			2014 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$149,109,447	$149,109,447	$—	$80,584,587	$80,584,587
Small Cap Value Fund	10,451,269	142,087,857	152,539,126	2,574,013	105,994,100	108,568,113
Small/Mid Cap Growth Fund	—	—	—	—	—	—

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Undistributed ordinary income	$—	$5,506,157	$—
Undistributed long-term capital gain	85,662,331	90,900,378	—

Total undistributed earnings	85,662,331	96,406,535	—

Capital loss carryforward:
Short-term:
No expiration date	—	—	(168,511)

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	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Late-year ordinary and post-October capital loss deferrals*	$(5,146,367)	$—	$—
Unrealized appreciation (depreciation)	123,866,401	240,323,472	(775,189)

Total accumulated earnings	$204,382,365	$336,730,007	$(943,700)

* Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

f.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2015, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2015, none of the Funds had loaned securities under this agreement.

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h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2015, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,084,813,980	$—	$—	$1,084,813,980
Short-Term Investments	—	52,824,100	—	52,824,100

Total	$1,084,813,980	$52,824,100	$—	$1,137,638,080

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2015, there were no transfers among Levels 1, 2 and 3.

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Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,034,534,154	$—	$—	$1,034,534,154
Closed-End Investment Companies	4,913,581	—	—	4,913,581
Short-Term Investments	—	17,043,053	—	17,043,053

Total	$1,039,447,735	$17,043,053	$—	$1,056,490,788

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2015, there were no transfers among Levels 1, 2 and 3.

Small/Mid Cap Growth Fund Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$8,837,936	$—	$—	$8,837,936
Short-Term Investments	—	531,621	—	531,621

Total	$8,837,936	$531,621	$—	$9,369,557

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended September 30, 2015, there were no transfers among Levels 1, 2 and 3.

4.  Purchases and Sales of Securities. For the year ended September 30, 2015, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$854,894,956	$851,461,206
Small Cap Value Fund	249,202,891	356,210,684
Small/Mid Cap Growth Fund	11,093,062	1,311,191

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%
Small/Mid Cap Growth Fund	0.75%

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Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2016, (January 31, 2017 for Small/Mid Cap Growth Fund) may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statement of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	1.00%	1.25%	—	0.95%
Small Cap Value Fund	0.90%	1.15%	1.40%	0.85%
Small/Mid Cap Growth Fund	0.85%	—	—	—

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2015, the management fees for each Fund were as follows:

	Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Net Assets
Fund				Gross	Net
Small Cap Growth Fund	$8,447,388	$—	$8,447,388	0.75%	0.75%
Small Cap Value Fund	8,862,889	—	8,862,889	0.75%	0.75%
Small/Mid Cap Growth Fund	18,520	18,520	—	0.75%	—

For the year ended September 30, 2015, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Class N	Total
Small Cap Value Fund	$170,510	$78,388	$12,920	$—	$261,818

In addition, the investment adviser reimbursed non-class specific expenses of Small/Mid Cap Growth Fund in the amount of $25,958 for the year ended September 30, 20151.

1 Expense reimbursements are subject to possible recovery until September 30, 2016.

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For the year ended September 30, 2015, expense reimbursements related to the prior fiscal year were recovered as follows:

Fund	Class N
Small Cap Value Fund	$577

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles’ general partner is indirectly owned by Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b. Service and Distribution Fees. NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or maintenance of shareholder accounts.

Under the Admin Class Plan, Small Cap Value Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

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For the year ended September 30, 2015, the service and distribution fees for each Fund were as follows:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$438,180	$—
Small Cap Value Fund	135,605	876,758	146,998

For the year ended September 30, 2015, NGAM Distribution refunded Small Cap Value Fund $11,393 in connection with an overpayment of prior year Admin Class service fees. Service and distribution fees on the Statements of Operations have been reduced by this amount.

c.  Administrative Fees. NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2015, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Small Cap Growth Fund	$480,487
Small Cap Value Fund	504,004
Small/Mid Cap Growth Fund	1,049

d.  Sub-Transfer Agent Fees. NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

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For the year ended September 30, 2015, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Small Cap Growth Fund	$1,206,925
Small Cap Value Fund	1,168,368
Small/Mid Cap Growth Fund	18

As of September 30, 2015, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Small Cap Growth Fund	$13,733
Small Cap Value Fund	14,059
Small/Mid Cap Growth Fund	18

Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

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A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Affiliated Ownership. As of September 30, 2015, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) and Natixis US held shares of the Funds representing the following percentages of the Fund’s net assets:

Fund	Pension Plan	Retirement Plan	Natixis US	Total Affiliated Ownership
Small Cap Growth Fund	0.93%	1.32%	—	2.25%
Small Cap Value Fund	1.59%	2.38%	—	3.97%
Small/Mid Cap Growth	—	—	97.92%	97.92%

Investment activities of affiliated shareholders could have material impacts on the Funds.

g.  Payments by Affiliates. For the year ended September 30, 2015, Loomis Sayles reimbursed the Small Cap Value Fund $6,186 for losses incurred in connection with a trading error.

6.  Class-Specific Transfer Agent Fees and Expenses. For the year ended September 30, 2015, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	$1,022,569	$204,597	$—	$424
Small Cap Value Fund	783,309	363,564	60,873	315
Small/Mid Cap Growth Fund	41	—	—	—

Transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the

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aggregate do not exceed the $150,000,000 limit at any time). Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2015, none of the Funds had borrowings under this agreement.

Prior to April 16, 2015, the committed unsecured line of credit was $200,000,000 with an individual limit of $125,000,000 for each Fund that participated in the line of credit. In addition, the commitment fee was 0.10% per annum, payable at the end of each calendar quarter.

8.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended September 30, 2015, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$87,724
Small Cap Value Fund	42,327
Small/Mid Cap Growth Fund	235

9.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2015, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 5)	Total Percentage of Ownership
Small Cap Growth Fund	2	32.12%	2.25%	34.37%
Small Cap Value Fund	3	24.55%	3.97%	28.52%
Small/Mid Cap Growth	—	—	97.92%	97.92%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the

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individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund
	Year Ended September 30, 2015		Year Ended September 30, 2014
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	7,265,268	$175,813,770	8,265,332	$214,034,486
Issued in connection with the reinvestment of distributions	5,134,319	117,062,465	2,386,288	61,256,020
Redeemed	(11,470,816)	(274,541,353)	(10,228,143)	(257,989,269)

Net change	928,771	$18,334,882	423,477	$17,301,237

Retail Class
Issued from the sale of shares	1,423,680	$32,677,891	1,803,527	$44,732,574
Issued in connection with the reinvestment of distributions	1,163,810	25,045,197	637,221	15,605,531
Redeemed	(2,397,388)	(53,969,398)	(3,240,173)	(78,525,108)

Net change	190,102	$3,753,690	(799,425)	$(18,187,003)

Class N
Issued from the sale of shares	6,907,906	$165,784,056	426,210	$10,866,912
Issued in connection with the reinvestment of distributions	119,335	2,724,416	20,604	529,097
Redeemed	(346,462)	(8,289,576)	(113,573)	(2,866,438)

Net change	6,680,779	$160,218,896	333,241	$8,529,571

Increase (decrease) from capital share transactions	7,799,652	$182,307,468	(42,707)	$7,643,805

	Small Cap Value Fund
	Year Ended September 30, 2015		Year Ended September 30, 2014
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,379,231	$118,476,722	3,763,242	$142,391,032
Issued in connection with the reinvestment of distributions	2,730,775	93,993,275	1,733,383	64,429,846
Redeemed	(5,495,573)	(195,820,490)	(5,018,897)	(188,920,687)

Net change	614,433	$16,649,507	477,728	$17,900,191

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10.  Capital Shares – continued.

	Small Cap Value Fund
	Year Ended September 30, 2015		Year Ended September 30, 2014
Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	931,124	$32,655,794	981,833	$36,703,146
Issued in connection with the reinvestment of distributions	1,357,910	46,236,825	952,559	35,063,705
Redeemed	(2,618,373)	(91,431,051)	(2,862,025)	(107,131,359)

Net change	(329,339)	$(12,538,432)	(927,633)	$(35,364,508)

Admin Class
Issued from the sale of shares	314,600	$10,633,628	613,122	$22,321,084
Issued in connection with the reinvestment of distributions	179,802	5,960,432	143,514	5,157,882
Redeemed	(774,906)	(26,217,314)	(1,060,940)	(38,817,639)

Net change	(280,504)	$(9,623,254)	(304,304)	$(11,338,673)

Class N
Issued from the sale of shares	1,179,383	$42,095,614	95,239	$3,550,943
Issued in connection with the reinvestment of distributions	26,566	914,684	3	106
Redeemed	(79,684)	(2,779,124)	(24,788)	(952,187)

Net change	1,126,265	$40,231,174	70,454	$2,598,862

Increase (decrease) from capital share transactions	1,130,855	$34,718,995	(683,755)	$(26,204,128)

	Small/Mid Cap Growth Fund
	Period Ended September 30, 2015(a)
Institutional Class	Shares	Amount
Issued from the sale of shares	1,020,804	$10,199,072
Issued in connection with the reinvestment of distributions	—	—
Redeemed	—	—

Net change	1,020,804	$10,199,072

Increase (decrease) from capital share transactions	1,020,804	$10,199,072

(a) From commencement of operations on June 30, 2015 through September 30, 2015.

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Notes to Financial Statements – continued

September 30, 2015

11.  Subsequent Event. On September 10, 2015, the Board of Trustees approved the broadening of eligibility requirements for Class N shares of Small Cap Value Fund to include investors with an initial minimum investment of $1,000,000, effective November 2, 2015.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, and Loomis Sayles Small/Mid Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Growth Fund, a series of Loomis Sayles Funds II, Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I, and Loomis Sayles Small/Mid Cap Growth Fund, a series of Loomis Sayles Funds II (collectively, the “Funds”) at September 30, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2015

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2015 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2015, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
Small Cap Value	100.00%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2015, unless subsequently determined to be different.

Fund	Amount
Small Cap Growth	$149,109,447
Small Cap Value	142,087,857

Qualified Dividend Income. For the fiscal year ended September 30, 2015, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2015, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value

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Trustee and Officer Information

As of 9/30/15

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	42 None

Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Wendell J. Knox (1948)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts (formerly, Chancellor and faculty member, University of Massachusetts Lowell)	42 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	42 None	Continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

David L. Giunta[4] (1965)	Trustee since 2008 President since 2008 and Chief Executive Officer since 2015 of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2000	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”)(collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Director of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Investment Grade Fixed Income Fund

Annual Report

September 30, 2015

Portfolio Review	1
Portfolio of Investments	19
Financial Statements	67
Notes to Financial Statements	79

LOOMIS SAYLES FIXED INCOME FUND

Managers	Symbol
Matthew J. Eagan, CFA®	Institutional Class	LSFIX
Daniel J. Fuss, CFA®, CIC
Elaine M. Stokes

Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

Falling commodity prices and a strengthening U.S. dollar characterized the reporting period. Commodity prices declined significantly, with oil falling approximately 50%. The U.S. dollar generally advanced versus most currencies due to global divergence of economic growth and central bank policy. Most emerging market currencies declined versus their developed market counterparts, and commodity exporters were the hardest hit.

In the second half of the period, the world’s two largest economies – the United States and China – dominated the landscape. Investors generally expected the Federal Reserve (the Fed) to tighten monetary policy in September, but the Fed kept short-term rates unchanged due to global economic and market turbulence triggered by China’s economic slowdown. The market interpreted the Fed’s decision as confirmation of global growth risks, which further strained commodities, emerging markets and other risk assets.

Developed market government bonds posted positive local currency returns, benefiting from investor risk aversion caused by sluggish global demand and commodity price weakness. Pressures from a rising U.S. dollar largely hampered returns for U.S. dollar-based investors. Investment grade corporates underperformed government bonds. However, slower growth in China, commodity price pressures and uncertainty about the Fed rate increase weighed more heavily on high yield and commodity-related bonds.

Performance Results

For the 12 months ended September 30, 2015, Institutional Class shares of the Loomis Sayles Fixed Income Fund returned -5.96%. The Fund underperformed its benchmark, the Barclays U.S. Government/Credit Bond Index, which returned 2.73%.

Explanation of Fund Performance

The Fund’s underperformance was primarily due to out-of-benchmark allocations, including positions in non-U.S.-dollar-denominated securities, high yield issues and convertible securities. The U.S. dollar appreciated significantly during the 12-month period with only a few pauses along the way. Consequently, the Fund’s positions denominated in the Canadian dollar, New Zealand dollar and Mexican peso weighed heavily on results. Exposure to equities and convertibles negatively weighed on results due to equity market volatility. Within the high yield allocation, industrial names lagged the most due to weak results from selected energy companies. High yield financials also detracted, with selected finance companies diminishing results. The Fund’s significant underweight position in the Treasury sector weighed down relative performance; we held short-maturity Treasuries as reserves.

The Fund’s exposure to investment grade credit produced a positive absolute and relative return. Specifically, our allocation to industrial securities contributed to performance. Financial names were also top performers, benefiting from name-specific exposure within the banking and insurance sectors. In addition, a relative underweight position to government-related securities, given the sector’s longer duration, contributed to absolute and relative performance. Furthermore, security selection among the Fund’s consumer non-cyclical holdings lifted return.

Outlook

We continue to have a positive outlook for the U.S. economy, despite some recent softer data. Steady improvement in employment and consumer sentiment should support consumption trends. We do not believe current low rates reflect the state of the U.S. economy. However, uncertainty about Chinese growth and weakening global economic trends may delay U.S. monetary policy changes. We believe the path for rates, which is likely to be very slow and shallow, is more important than timing. The downside risks to global growth have increased in our view; however, we believe conditions will remain reasonably strong overall.

The steady pace of U.S. economic growth should support risk assets, and we are maintaining exposure to corporate bonds. We view the investment grade and high yield markets as being distorted by global, not U.S., factors, and spread widening over the past 12 months has significantly improved valuations.

Risk profiles in non-U.S. markets should continue to be driven by oil prices, a strengthening U.S. dollar and central bank action. We are monitoring cheaper non-U.S.-dollar asset valuations, but we remain cautious. Since we do not see a positive catalyst at this point, we think it is too early to add exposure.

1  |

Our long-term themes remain intact, and we believe we are well positioned for this market environment. We have been investing away from the benchmark in sectors with low or negative correlations to U.S. rates. We are using portfolio flexibility to identify attractive income opportunities, broaden diversification and maintain a higher level of reserves. Our antidote for highly volatile markets is a patient, selective approach that seeks to capture value when investors are mispricing risk.

Growth of $3,000,000 Investment in Institutional Class Shares2

September 30, 2005 through September 30, 2015

Average Annual Total Returns — September 30, 20152

	1 year	5 years	10 years

Institutional Class (Inception 1/17/95)	-5.96%	5.37%	6.92%

Comparative Performance
Barclays U.S. Government/Credit Bond Index[1]	2.73	3.09	4.61

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

[1]	Barclays U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment-grade U.S. corporate securities.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES GLOBAL BOND FUND

Managers	Symbols
Kenneth M. Buntrock, CFA®, CIC	Institutional Class	LSGBX
David W. Rolley, CFA®	Retail Class	LSGLX
Lynda L. Schweitzer, CFA®	Class N	LSGNX
Scott M. Service, CFA®

Objective

The Fund’s investment objective is high total investment return through a combination of high current income and capital appreciation.

Market Conditions

Falling commodity prices and a strengthening U.S. dollar characterized the reporting period. Commodity prices declined significantly, with oil falling approximately 50 percent. The U.S. dollar generally advanced versus most currencies due to global divergence of economic growth and central bank policy. Most emerging market currencies declined versus their developed market counterparts, and commodity exporters were the hardest hit.

In the second half of the period, the world’s two largest economies – the U.S. and China – dominated the landscape. Investors generally expected the Federal Reserve (the Fed) to tighten monetary policy in September, but the Fed kept short-term rates unchanged due to global economic and market turbulence triggered by China’s economic slowdown. The market interpreted the Fed’s decision as confirmation of global growth risks, which further strained commodities, emerging markets and other risk assets.

Developed market government bonds posted positive local currency returns, benefiting from investor risk aversion caused by sluggish global demand and commodity price weakness. Investment grade corporates underperformed government bonds. However, slower growth in China, commodity price pressures and uncertainty about the Fed rate increase weighed more heavily on high yield and emerging market bonds.

Performance Results

For the 12 months ended September 30, 2015, Institutional Class shares of the Loomis Sayles Global Bond Fund returned -5.31%. The Fund underperformed its benchmark, the Barclays Global Aggregate Bond Index, which returned -3.26%.

Explanation of Fund Performance

The Fund’s relative underperformance was primarily due to allocations to corporate bonds and selected commodity-related currencies. In addition to the gradual increase in the Fund’s overweight position relative to the corporate sector, positions in investment grade and high yield energy, metals and mining companies weighed on relative performance.

Within the Fund’s currency allocation, exposure to the Mexican peso, Norwegian krone and Indonesian rupiah detracted from results, as commodity-related and emerging market currencies suffered from outflows and worsening trade terms. In the corporate sector, credit spreads (the difference in yield between corporate bonds and Treasury securities of similar maturity) widened to multi-year highs. Those spreads had bottomed in mid-2014. Our overweight position in this sector detracted from results. In addition, exposure to high yield corporates also detracted. High yield corporate bonds generally lagged investment grade corporates during much of the period. Our corporate exposure to industrials with close ties to commodity prices (primarily gas and oil) broadly underperformed as the sector faced significant selling pressures. Selections in the communications space also weighed down performance. This sector experienced substantial volatility during the first nine months of 2015 due to mergers and acquisitions and less-favorable sentiment toward long-term earnings.

Meanwhile, the Fund benefited from underweight allocations to the euro and the yen, which both depreciated in U.S. dollar terms during much of the period. These currencies suffered from the introduction (in Europe) and expansion (in Japan) of quantitative easing policies. Currency forwards, which are contracts that lock in exchange rates on future dates, were used to actively manage currency exposure and aided results. In addition, country selection among European government bonds added value. The Fund had overweight positions in core countries, such as Germany, Finland and Belgium, and underweights in Spain and Italy. Peripheral euro zone countries traded weaker in the summer, as Greece’s debt crisis mounted. Elsewhere, issuer selection in the banking, consumer non-cyclical and transportation sectors added value.

Outlook

We believe the Fed will slowly raise rates over the next year, with the first hike still on the table for 2015. However, the Fed may once again delay the rate hike due to subdued U.S. inflation and increasing deflation risks from abroad. We expect the European Central Bank (ECB) to eventually extend its asset purchase program. In our view, the Bank of Japan is unlikely to announce additional easing this year, but disappointing inflation reports argue for further policy response. We expect the U.S. dollar to remain near current levels or modestly stronger, supported by continued monetary policy divergence, with the Bank of England the possible exception.

3  |

We believe the market environment favors developed over emerging economies. The gloomy outlook for emerging markets is driven by a slowdown in China, waning global trade and lower commodity prices. Emerging market currencies should find their footing at some point, but we do not expect short-term conditions to be broadly supportive.

We expect corporate bond spreads to stabilize and possibly tighten as new issue supply slows and the Fed proceeds with its first rate hike. European investment grade corporates should benefit from a supportive ECB, but we believe valuations are more compelling in the U.S. and U.K. The high yield sector could suffer if oil prices do not gain traction or higher U.S. rates trigger additional outflows. Nonetheless, we believe there are pockets of opportunity in less vulnerable sectors, such as finance and healthcare, or where market weakness has created attractive issuer-specific valuations.

Growth of $100,000 Investment in Institutional Class Shares2

September 30, 2005 through September 30, 2015

Average Annual Total Returns — September 30, 20152

	1 year	5 years	10 years	Life of Class N

Institutional Class (Inception 5/10/91)	-5.31%	0.84%	3.99%	—%

Retail Class (Inception 12/31/96)	-5.56	0.59	3.69	—

Class N (Inception 2/1/13)	-5.22	—	—	-2.11

Comparative Performance
Barclays Global Aggregate Bond Index[1]	-3.26	0.81	3.71	-1.24

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

[1]	Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-rate debt markets.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

Managers	Symbols
Elaine Kan, CFA®	Institutional Class	LSGSX
Kevin P. Kearns	Retail Class	LIPRX
Maura T. Murphy, CFA®

Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

Falling commodity prices and a strengthening U.S. dollar characterized the reporting period. Commodity prices declined significantly, with oil falling approximately 50 percent. The U.S. dollar generally advanced versus most currencies due to global divergence of economic growth and central bank policy. Most emerging market currencies declined versus their developed market counterparts, and commodity exporters were the hardest hit.

In the second half of the period, the world’s two largest economies – the U.S. and China – dominated the landscape. Investors generally expected the Federal Reserve (the Fed) to tighten monetary policy in September, but the Fed kept short-term rates unchanged due to global economic and market turbulence triggered by China’s economic slowdown. The market interpreted the Fed’s decision as confirmation of global growth risks, which further strained commodities, emerging markets and other risk assets.

Developed market government bonds posted positive local currency returns, benefiting from investor risk aversion caused by sluggish global demand and commodity price weakness. Investment grade corporates underperformed government bonds. However, slower growth in China, commodity price pressures and uncertainty about the Fed rate increase weighed more heavily on high yield and emerging market bonds.

Performance Results

For the 12 months ended September 30, 2015, Institutional Class shares of the Loomis Sayles Inflation Protected Securities Fund returned -0.92%. The Fund narrowly underperformed its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, which returned -0.83%.

Explanation of Fund Performance

Breakeven inflation rates, which represent the difference between nominal Treasury yields and Treasury Inflation Protected Securities (TIPS) yields of the same maturity, declined during the period, and the Fund’s TIPS generally delivered negative absolute results. In addition, the Fund’s use of futures, designed to hedge duration (price sensitivity to interest rate changes), detracted modestly from absolute performance given the decline in nominal rates during the period.

Despite generating negative absolute performance, yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) positioning among TIPS contributed to relative return. In addition, a small out-of-benchmark allocation in the convertible sector contributed to absolute and relative return. Exposure to a longer-maturity U.S. Treasury also bolstered absolute performance, as the yield curve flattened during the period.

Outlook

We believe the U.S. economy will continue to grow, supported by low interest rates, low energy prices, easy lending conditions and relative strength across key economic sectors. Additionally, more manageable current account and budget deficits support a positive outlook. Against this backdrop, we expect the U.S. dollar to continue appreciating through year-end, but we believe the pace of the appreciation will slow.

We continue to temper our assessment of the ability of rates to rise in this cycle. We believe the 10-year Treasury yield could approach 2.50% by year-end and that the short end of the yield curve should continue to rise as we move into the Fed’s tightening cycle. We believe inflation will gradually normalize, but we expect deflation fears to persist due to global growth challenges.

5  |

Growth of $100,000 Investment in Institutional Class Shares3

September 30, 2005 through September 30, 2015

Average Annual Total Returns — September 30, 20153

	1 year	5 years	10 years

Institutional Class (Inception 5/20/91)	-0.92%	2.18%	3.65%

Retail Class (Inception 5/28/10)[1]	-1.17	1.93	3.37

Comparative Performance
Barclays U.S. Treasury Inflation Protected Securities Index[2]	-0.83	2.55	4.01

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

[1]	Prior to inception of Retail Class (5/28/10), performance is that of Institutional Class, restated to reflect the higher net expenses of Retail Class.

[2]	Barclays U.S. Treasury Inflation Protected Securities Index is an unmanaged index that tracks inflation protected securities issued by the U.S. Treasury.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Managers	Symbol
Matthew J. Eagan, CFA®	Institutional Class	LSHIX
Daniel J. Fuss, CFA®, CIC
Elaine M. Stokes

Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

Falling commodity prices and a strengthening U.S. dollar characterized the reporting period. Commodity prices declined significantly, with oil falling approximately 50%. The U.S. dollar generally advanced versus most currencies due to global divergence of economic growth and central bank policy. Most emerging market currencies declined versus their developed market counterparts, and commodity exporters were the hardest hit.

In the second half of the period, the world’s two largest economies – the United States and China – dominated the landscape. Investors generally expected the Federal Reserve (the Fed) to tighten monetary policy in September, but the Fed kept short-term rates unchanged due to global economic and market turbulence triggered by China’s economic slowdown. The market interpreted the Fed’s decision as confirmation of global growth risks, which further strained commodities, emerging markets and other risk assets.

Developed market government bonds posted positive local currency returns, benefitting from investor risk aversion caused by sluggish global demand and commodity price weakness. Pressures from a rising U.S. dollar largely hampered returns for U.S. dollar-based investors. Investment grade corporates underperformed government bonds. However, slower growth in China, commodity price pressures and uncertainty about the Fed rate increase weighed more heavily on high yield and commodity-related bonds.

Performance Results

For the 12 months ended September 30, 2015, Institutional Class shares of the Loomis Sayles Institutional High Income Fund returned -8.38%. The Fund underperformed its benchmark, the Barclays U.S. Corporate High-Yield Bond Index, which returned -3.43%.

Explanation of Fund Performance

The Fund’s underperformance was primarily due to out-of-benchmark allocations. Energy sector positions notably detracted from Fund performance. Falling oil prices and continued U.S. dollar strength triggered market volatility, which hampered energy securities, particularly in the high yield sector. In addition, out-of-benchmark positions in non-U.S.-dollar-denominated securities suffered as a strong U.S. dollar continued to pressure emerging market currencies. Exposure to the Mexican peso and Brazilian real weighed on performance. The New Zealand dollar and euro also underperformed. Out-of-benchmark positions in equities and convertibles also weighed negatively on the Fund’s performance due to equity market volatility.

Meanwhile, an out-of-benchmark position in investment grade corporate securities led to strong results. In particular, holdings in the industrials and financials sectors contributed to performance. Investment grade holdings ended the year positively. Yankee banking names (U.S.-dollar-denominated bonds issued by foreign banks) bolstered excess return within the financials sector. A small, out-of-benchmark position in U.S. Treasuries, which we held as reserves, contributed positively to performance. In addition, the Fund’s securitized holdings, including asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), contributed to results.

Outlook

We continue to have a positive outlook for the U.S. economy, despite some recent softer data. Steady improvement in employment and consumer sentiment should support consumption trends. We do not believe current low rates reflect the state of the U.S. economy. However, uncertainty about Chinese growth and weakening global economic trends may delay U.S. monetary policy changes. We believe the path for rates, which is likely to be very slow and shallow, is more important than timing. The downside risks to global growth have increased in our view; however, we believe conditions will remain reasonably strong overall.

The steady pace of U.S. economic growth should support risk assets, and we are maintaining exposure to corporate bonds. We view the investment grade and high yield markets as being distorted by global, not U.S., factors, and spread widening over the past 12 months has significantly improved valuations.

Risk profiles in non-U.S. markets should continue to be driven by oil prices, a strengthening U.S. dollar and central bank action. We are monitoring cheaper non-U.S.-dollar asset valuations, but we remain cautious. Since we do not see a positive catalyst at this point, we think it is too early to add exposure.

7  |

Our long-term themes remain intact, and we believe we are well positioned for this market environment. We have been investing away from the benchmark in sectors with low or negative correlations to U.S. rates. We are using portfolio flexibility to identify attractive income opportunities, broaden diversification and maintain a higher level of reserves. Our antidote for highly volatile markets is a patient, selective approach that seeks to capture value when investors are mispricing risk.

Growth of $3,000,000 Investment in Institutional Class Shares2

September 30, 2005 through September 30, 2015

Average Annual Total Returns — September 30, 20152

	1 year	5 years	10 years

Institutional Class (Inception 6/5/96)	-8.38%	6.50%	7.78%

Comparative Performance
Barclays U.S. Corporate High-Yield Bond Index[1]	-3.43	6.15	7.25

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

[1]	Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S.-dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Managers	Symbols
Christopher T. Harms	Institutional Class	LSDIX
Clifton V. Rowe, CFA®	Retail Class	LSDRX
Kurt L. Wagner, CFA®, CIC

Objective

The Fund’s investment objective is above-average total return through a combination of current income and capital appreciation.

Market Conditions

Falling commodity prices and a strengthening U.S. dollar characterized the reporting period. Commodity prices declined significantly, with oil falling approximately 50 percent. The U.S. dollar generally advanced versus most currencies due to global divergence of economic growth and central bank policy. Most emerging market currencies declined versus their developed market counterparts, and commodity exporters were the hardest hit.

In the second half of the period, the world’s two largest economies – the U.S. and China – dominated the landscape. Investors generally expected the Federal Reserve (the Fed) to tighten monetary policy in September, but the Fed kept short-term rates unchanged due to global economic and market turbulence triggered by China’s economic slowdown. The market interpreted the Fed’s decision as confirmation of global growth risks, which further strained commodities, emerging markets and other risk assets.

Developed market government bonds posted positive local currency returns, benefiting from investor risk aversion caused by sluggish global demand and commodity price weakness. Investment grade corporates underperformed government bonds. However, slower growth in China, commodity price pressures and uncertainty about the Fed rate increase weighed more heavily on high yield and emerging market bonds.

Performance Results

For the 12 months ended September 30, 2015, Institutional Class shares of the Loomis Sayles Intermediate Duration Bond Fund returned 2.42%. The Fund underperformed its benchmark, the Barclays U.S. Intermediate Government/Credit Bond Index, which returned 2.68%.

Explanation of Fund Performance

Despite delivering positive absolute return, U.S. Treasuries detracted from relative performance. Our underweight position weighed on relative results as the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) flattened and Treasuries rallied. Security selection among government-related securities also detracted from results, weighed down by energy-related Yankee (U.S. dollar-denominated securities issued by non-U.S. entities) names.

Our investment grade holdings lagged on a relative basis, despite positive absolute performance across sectors. Security selection within investment grade financials bolstered results.

Positive returns from non-agency securitized credit had the greatest impact on relative performance. Asset-backed securities (ABS) were the main driver behind relative return, as we remained focused on low-risk, high-quality issues. Commercial mortgage-backed securities (CMBS) were also beneficial. Within the sector, we continued to emphasize opportunities among high-quality super-senior issues in the top tranche. Elsewhere, a small out-of-benchmark allocation to the high yield financial sector contributed modestly to absolute and relative return. The Fund’s yield curve positioning and duration (price sensitivity to interest rate changes) posture also contributed to relative returns.

Outlook

We believe the U.S. will lead the global economic recovery, and that we are in the expansion phase of the credit cycle. We anticipate that the Fed will begin tightening in the fourth quarter of 2015 at a pace of 25 basis points every other meeting, perhaps until a terminal federal funds rate of 2.50% is reached.

Currently, we do not intend to make significant strategy shifts. We have maintained the Fund’s overweight positions to high-quality structured products, including ABS and CMBS, which also remain sources of liquidity. Within the Fund’s corporate allocation (investment grade and high yield), we plan to continue using a “roll-down return” strategy (selling outperforming securities and purchasing securities selling at a concession) along the yield curve. We also intend to seek value by adding new issues trading at a discount to similarly rated existing issues.

9  |

Growth of $100,000 Investment in Institutional Class Shares3,4

September 30, 2005 through September 30, 2015

Average Annual Total Returns — September 30, 20154

	1 year	5 years	10 years

Institutional Class (Inception 1/28/98)[3]	2.42%	2.99%	4.97%

Retail Class (Inception 5/28/10)[1,3]	2.17	2.71	4.69

Comparative Performance
Barclays U.S. Intermediate Government/Credit Bond Index[2]	2.68	2.42	4.17

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

[1]	Prior to inception of Retail Class (5/28/10), performance is that of Institutional Class, restated to reflect the higher net expenses of Retail Class.

[2]	Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities with remaining maturities of one to ten years.

[3]	The Fund revised its investment strategy on May 28, 2010; performance may have been different had the current investment strategy been in place for all periods shown.

[4]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Institutional Class	LSIGX
Daniel J. Fuss, CFA®, CIC
Brian P. Kennedy
Elaine M. Stokes

Objective

The Fund’s investment objective is above-average total investment return through a combination of current income and capital appreciation.

Market Conditions

Falling commodity prices and a strengthening U.S. dollar characterized the reporting period. Commodity prices declined significantly, with oil falling approximately 50%. The U.S. dollar generally advanced versus most currencies due to global divergence of economic growth and central bank policy. Most emerging market currencies declined versus their developed market counterparts, and commodity exporters were the hardest hit.

In the second half of the period, the world’s two largest economies – the United States and China – dominated the landscape. Investors generally expected the Federal Reserve (the Fed) to tighten monetary policy in September, but the Fed kept short-term rates unchanged due to global economic and market turbulence triggered by China’s economic slowdown. The market interpreted the Fed’s decision as confirmation of global growth risks, which further strained commodities, emerging markets and other risk assets.

Developed market government bonds posted positive local currency returns, benefiting from investor risk aversion caused by sluggish global demand and commodity price weakness. Pressures from a rising U.S. dollar largely hampered returns for U.S. dollar-based investors. Investment grade corporates underperformed government bonds. However, slower growth in China, commodity price pressures and uncertainty about the Fed rate increase weighed more heavily on high yield and commodity-related bonds.

Performance Results

For the 12 months ended September 30, 2015, Institutional Class shares of the Loomis Sayles Investment Grade Fixed Income Fund returned -3.74%. The Fund underperformed its benchmark, the Barclays U.S. Government/Credit Bond Index, which returned 2.73%.

Explanation of Fund Performance

The Fund’s underperformance was primarily due to out-of-benchmark allocations. Non-U.S.-dollar denominated securities limited performance. Given the continued strength of the U.S. dollar and the decline in commodity prices, holdings denominated in the Australian dollar, Brazilian real, Canadian dollar, Mexican peso, New Zealand dollar and Norwegian krone weighed negatively on return. Security selection in the high yield sector, particularly within the industrials and financials segments, also detracted from performance. Within industrials, holdings in the metals and mining industry were notable laggards, declining with other commodities. Meanwhile, the Fund’s significant underweight position in the Treasury sector hampered relative performance; we held short-maturity Treasuries as reserves. In addition, selected technology names within the convertibles and equity allocations detracted from relative performance.

Our allocation to investment grade credit generated positive absolute return and contributed to relative performance. A longer-than-benchmark duration (less price sensitivity to interest rate changes) in financials and strong security selection in industrials were the primary drivers of performance. Investment grade utilities also aided relative return. Additionally, selected municipal and Yankee bonds (U.S. dollar-denominated bonds issued by non-U.S. entities) contributed positively to return. Furthermore, security selection among consumer non-cyclical holdings also proved beneficial to performance.

Outlook

We continue to have a positive outlook for the U.S. economy, despite some recent softer data. Steady improvement in employment and consumer sentiment should support consumption trends. We do not believe current low rates reflect the state of the U.S. economy. However, uncertainty about Chinese growth and weakening global economic trends may delay U.S. monetary policy changes. We believe the path for rates, which is likely to be very slow and shallow, is more important than timing. The downside risks to global growth have increased in our view; however, we believe conditions will remain reasonably strong overall.

The steady pace of U.S. economic growth should support risk assets, and we are maintaining exposure to corporate bonds. We view the investment grade and high yield markets as being distorted by global, not U.S., factors, and spread widening over the past 12 months has significantly improved valuations.

Risk profiles in non-U.S. markets should continue to be driven by oil prices, a strengthening U.S. dollar and central bank action. We are monitoring cheaper non-U.S.-dollar asset valuations, but we remain cautious. Since we do not see a positive catalyst at this point, we think it is too early to add exposure.

11  |

Our long-term themes remain intact, and we believe we are well positioned for this market environment. We have been investing away from the benchmark in sectors with low or negative correlations to U.S. rates. We are using portfolio flexibility to identify attractive income opportunities, broaden diversification and maintain a higher level of reserves. Our antidote for highly volatile markets is a patient, selective approach that seeks to capture value when investors are mispricing risk.

Growth of $3,000,000 Investment in Institutional Class Shares2

September 30, 2005 through September 30, 2015

Average Annual Total Returns — September 30, 20152

	1 year	5 years	10 years

Institutional Class (Inception 7/1/94)	-3.74%	3.94%	6.26%

Comparative Performance
Barclays U.S. Government/Credit Bond Index[1]	2.73	3.09	4.61

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

[1]	Barclays U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Loomis Sayles at 800-633-3330; on the Funds’ website at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2015 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in each Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2015 through September 30, 2015. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	Expenses Paid During Period* 4/1/2015 – 9/30/2015
Actual	$1,000.00	$953.60	$2.74
Hypothetical (5% return before expenses)	$1,000.00	$1,022.26	$2.84

*   Expenses are equal to the Fund's annualized expense ratio of 0.56%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Global Bond Fund

Institutional Class	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	Expenses Paid During Period* 4/1/2015 – 9/30/2015
Actual	$1,000.00	$975.90	$3.71
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80

Retail Class
Actual	$1,000.00	$975.00	$4.95
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06

Class N
Actual	$1,000.00	$976.60	$3.12
Hypothetical (5% return before expenses)	$1,000.00	$1,021.91	$3.19

*   Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.75%, 1.00% and 0.63% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Inflation Protected Securities Fund

Institutional Class	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	Expenses Paid During Period* 4/1/2015 – 9/30/2015
Actual	$1,000.00	$977.90	$1.98
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

Retail Class
Actual	$1,000.00	$976.90	$3.22
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

*   Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.40% and 0.65% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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Loomis Sayles Institutional High Income Fund

Institutional Class	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	Expenses Paid During Period* 4/1/2015 – 9/30/2015
Actual	$1,000.00	$920.50	$3.27
Hypothetical (5% return before expenses)	$1,000.00	$1,021.66	$3.45

*   Expenses are equal to the Fund's annualized expense ratio of 0.68%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Intermediate Duration Bond Fund

Institutional Class	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	Expenses Paid During Period* 4/1/2015 – 9/30/2015
Actual	$1,000.00	$999.50	$2.00
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

Retail Class
Actual	$1,000.00	$998.30	$3.26
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

*   Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.40% and 0.65% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Investment Grade Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	Expenses Paid During Period* 4/1/2015 – 9/30/2015
Actual	$1,000.00	$963.30	$2.36
Hypothetical (5% return before expenses)	$1,000.00	$1,022.66	$2.43

*   Expenses are equal to the Fund's annualized expense ratio of 0.48%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2015. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources, if any.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

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With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group median and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreement. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks and/or peer groups; (3) that the Fund’s performance, although lagging in certain periods, was stronger over the long term; or (4) that the Fund’s performance, although lagging the performance of its category for certain periods, was competitive when compared to relevant benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that all of the Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps for each Fund whose current expenses are above the cap. The Trustees noted that the Loomis Sayles Institutional High Income Fund’s advisory fee was above the median of a peer group of funds. The Trustees considered the factors which management believed justified such relatively higher fees. These factors included: (1) that the Fund’s net expense ratio was at the median for its peer group; and (2) that the Fund’s investment discipline was capacity constrained.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of the Adviser compared to other investment managers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that each of the Funds was subject to an expense cap or waiver. The Trustees further noted that although the Loomis Sayles Investment Grade Fixed Income Fund’s and the Loomis Sayles Institutional High Income Fund’s management fees were not subject to breakpoints: (1) each Fund’s overall net expense ratio was at or below the median compared to a peer group of funds; and (2) the Loomis Sayles Institutional High Income Fund’s investment discipline was capacity constrained. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

17  |

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•	Plans for maintaining continuity of portfolio management where that was thought to be a potential issue.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2016.

|  18

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 89.1% of Net Assets

Non-Convertible Bonds – 81.9%

	ABS Car Loan – 0.3%
5,110,980	Ford Auto Securitization Trust, Series 2014-R2A, Class A2, 1.593%, 12/15/2017, 144A, (CAD)	$3,834,518

	ABS Other – 0.3%
1,144,524	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(b)(c)	1,144,524
416,190	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(b)(c)	416,190
1,855,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(b)(c)(d)	1,060,037
929,570	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A	940,685

		3,561,436

	Aerospace & Defense – 2.0%
11,120,000	Bombardier, Inc., 6.000%, 10/15/2022, 144A	8,256,600
175,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	117,250
600,000	Meccanica Holdings USA, Inc., 6.250%, 7/15/2019, 144A	640,512
1,900,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	1,824,000
1,700,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	1,793,500
245,000	Textron, Inc., 5.600%, 12/01/2017	263,411
6,855,000	Textron, Inc., 5.950%, 9/21/2021	7,947,886
1,290,000	Textron, Inc., 7.250%, 10/01/2019	1,513,109
1,468,000	TransDigm, Inc., 6.500%, 7/15/2024	1,379,700
1,375,000	TransDigm, Inc., 6.500%, 5/15/2025, 144A	1,292,500

		25,028,468

	Airlines – 2.6%
5,550,000	Air Canada, 7.625%, 10/01/2019, 144A, (CAD)	4,418,790
694,538	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	713,638
13,360,000	American Airlines Group, Inc., 5.500%, 10/01/2019, 144A	13,506,960
1,080,521	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027	1,097,745
353,962	American Airlines Pass Through Trust, Series 2013-1, Class B, 5.625%, 1/15/2021, 144A	359,427
789,523	American Airlines Pass Through Trust, Series 2013-2, Class C, 6.000%, 1/15/2017, 144A	811,740
219,521	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	227,241

	Airlines – continued
$1,745,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	1,810,438
16,862	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	17,873
70,802	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	70,979
219,256	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/11/2021	228,574
207,692	Delta Air Lines Pass Through Trust, Series 2009-1, Series B, 9.750%, 6/17/2018	224,307
800,092	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	852,578
1,690,000	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	1,728,025
1,295,143	US Airways Pass Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	1,505,604
870,731	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	962,158
467,008	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	524,216
600,085	US Airways Pass Through Trust, Series 2012-1C, Class C, 9.125%, 10/01/2015	600,145
2,146,744	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	2,218,230
393,281	Virgin Australia Pass Through Trust, Series 2013-1B, 6.000%, 4/23/2022, 144A	403,113
629,070	Virgin Australia Pass Through Trust, Series 2013-1C, 7.125%, 10/23/2018, 144A	638,506

		32,920,287

	Automotive – 1.9%
1,550,000	Ford Motor Co., 6.375%, 2/01/2029	1,728,586
1,030,000	Ford Motor Co., 6.500%, 8/01/2018	1,148,504
165,000	Ford Motor Co., 6.625%, 2/15/2028	186,407
4,230,000	Ford Motor Co., 6.625%, 10/01/2028	4,950,703
690,000	Ford Motor Co., 7.125%, 11/15/2025	820,837
2,365,000	Ford Motor Co., 7.400%, 11/01/2046	2,995,843
4,955,000	Ford Motor Co., 7.450%, 7/16/2031	6,155,156
1,645,000	Ford Motor Co., 7.500%, 8/01/2026	1,986,520
600,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	638,152
2,175,000	General Motors Financial Co., Inc., 4.375%, 9/25/2021	2,220,636
375,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	391,875

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Automotive – continued
$515,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	$502,125

		23,725,344

	Banking – 12.2%
6,735,000	Ally Financial, Inc., 5.125%, 9/30/2024	6,650,812
1,460,000	Ally Financial, Inc., 8.000%, 12/31/2018	1,609,650
1,146,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,327,572
1,710,000	Associates Corp. of North America, 6.950%, 11/01/2018	1,950,216
1,900,000	Bank of America Corp., 5.490%, 3/15/2019	2,087,175
1,060,000	Bank of America Corp., 5.650%, 5/01/2018	1,156,573
1,000,000	Bank of America Corp., EMTN, 4.625%, 9/14/2018, (EUR)	1,226,683
1,700,000	Bank of America Corp., MTN, 3.300%, 1/11/2023	1,687,002
2,247,000	Bank of America Corp., Series L, MTN, 7.625%, 6/01/2019	2,644,557
14,790,000	Bank of Nova Scotia, 2.462%, 3/14/2019, (CAD)	11,327,622
1,300,000	BNP Paribas S.A., (fixed rate to 10/23/2017, variable rate thereafter), 7.436%, (GBP)(e)	2,078,177
1,450,000	BNP Paribas S.A., (fixed rate to 4/12/2016, variable rate thereafter), 4.730%, (EUR)(e)	1,632,180
2,150,000	BNP Paribas S.A., (fixed rate to 4/13/2017, variable rate thereafter), 5.019%, (EUR)(e)	2,485,004
2,950,000	BNP Paribas S.A., (fixed rate to 4/19/2016, variable rate thereafter), 5.945%, (GBP)(e)	4,451,454
1,000,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 144A(e)	1,160,000
1,050,000	BNP Paribas S.A., (fixed rate to 7/13/2016, variable rate thereafter), 5.954%, (GBP)(e)	1,600,300
3,340,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	2,236,484
14,170,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	9,494,322
200,000	Citigroup, Inc., EMTN, 1.237%, 11/30/2017, (EUR)(f)	222,952
6,560,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	5,138,577
4,145,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	4,944,645
1,955,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	2,180,769
7,400,000	HBOS PLC, 6.000%, 11/01/2033, 144A	8,228,667

	Banking – continued
6,100,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	6,723,335
3,605,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	2,344,884
18,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	1,159,126
5,600,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	6,441,344
50,000	Merrill Lynch & Co., Inc., EMTN, 0.514%, 9/14/2018, (EUR)(f)	54,657
300,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034(b)	339,490
200,000	Morgan Stanley, 0.769%, 10/15/2015(f)	200,015
5,125,000	Morgan Stanley, 2.125%, 4/25/2018	5,155,181
1,360,000	Morgan Stanley, 2.500%, 1/24/2019	1,378,563
130,000	Morgan Stanley, 3.450%, 11/02/2015	130,294
2,120,000	Morgan Stanley, 3.750%, 2/25/2023	2,171,376
300,000	Morgan Stanley, 4.350%, 9/08/2026	301,544
2,780,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	2,024,680
4,149,000	Morgan Stanley, 5.500%, 7/24/2020	4,657,887
3,115,000	Morgan Stanley, 5.750%, 1/25/2021	3,552,583
4,900,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	3,689,947
50,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	79,924
4,100,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	2,934,662
13,040,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	13,197,954
900,000	Morgan Stanley, Series F, MTN, 0.737%, 10/18/2016(f)	898,224
300,000	Morgan Stanley, Series G & H, GMTN, 5.125%, 11/30/2015, (GBP)	456,708
3,950,000	Morgan Stanley, Series MPLE, 3.125%, 8/05/2021, (CAD)	3,017,569
185,000	Royal Bank of Scotland Group PLC, 5.250%, (EUR)(e)	204,652
2,500,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(e)	2,777,464
1,920,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	2,044,161
2,300,000	Royal Bank of Scotland Group PLC, (fixed rate to 9/30/2017, variable rate thereafter), 7.640%(e)	2,449,500
50,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	57,547

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
650,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	$808,020
150,000	Royal Bank of Scotland PLC (The), EMTN, (fixed rate to 9/22/2016, variable rate thereafter), 4.625%, 9/22/2021, (EUR)	170,124
300,000	Santander Central Hispano Issuances Ltd., 7.250%, 11/01/2015	301,115
800,000	Santander Issuances SAU, 5.911%, 6/20/2016, 144A	819,108
1,225,000	Societe Generale S.A., (fixed rate to 4/05/2017, variable rate thereafter), 5.922%, 144A(e)	1,237,250
5,000,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	5,633,255

		154,933,536

	Brokerage – 1.3%
549,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	499,590
2,890,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.500%, 4/15/2021, 144A	2,702,150
1,495,000	Jefferies Group LLC, 3.875%, 11/09/2015	1,498,853
1,245,000	Jefferies Group LLC, 5.125%, 4/13/2018	1,306,934
3,225,000	Jefferies Group LLC, 5.125%, 1/20/2023	3,231,363
3,055,000	Jefferies Group LLC, 6.250%, 1/15/2036	2,881,137
1,805,000	Jefferies Group LLC, 6.450%, 6/08/2027	1,872,642
2,530,000	Jefferies Group LLC, 6.875%, 4/15/2021	2,843,350

		16,836,019

	Building Materials – 0.9%
4,135,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	3,028,887
240,000	Masco Corp., 5.850%, 3/15/2017	250,200
2,600,000	Masco Corp., 6.125%, 10/03/2016	2,697,552
800,000	Masco Corp., 6.500%, 8/15/2032	820,000
1,410,000	Masco Corp., 7.125%, 3/15/2020	1,625,025
815,000	Masco Corp., 7.750%, 8/01/2029	910,763
2,400,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	336,345
10,000	Owens Corning, 6.500%, 12/01/2016	10,671
2,050,000	Owens Corning, 7.000%, 12/01/2036	2,401,165

		12,080,608

	Cable Satellite – 0.8%
665,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	635,075
3,035,000	DISH DBS Corp., 5.000%, 3/15/2023	2,541,812
715,000	DISH DBS Corp., 5.875%, 11/15/2024	607,303
375,000	Time Warner Cable, Inc., 4.500%, 9/15/2042	296,484
1,500,000	Time Warner Cable, Inc., 6.550%, 5/01/2037	1,473,870

	Cable Satellite – continued
3,400,000	UPC Holding BV, 6.375%, 9/15/2022, 144A, (EUR)	4,046,104
800,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	770,000

		10,370,648

	Chemicals – 2.2%
3,845,000	Chemours Co. (The), 6.625%, 5/15/2023, 144A	2,585,762
710,000	Chemours Co. (The), 7.000%, 5/15/2025, 144A	466,825
9,550,000	Consolidated Energy Finance S.A., 6.750%, 10/15/2019, 144A	9,024,750
5,240,000	Hexion, Inc., 7.875%, 2/15/2023(b)	2,777,200
275,000	Hexion, Inc., 8.875%, 2/01/2018	220,000
905,000	Hexion, Inc., 9.200%, 3/15/2021(b)	585,988
7,395,000	Hexion, Inc./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	4,437,000
6,830,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	6,590,950
620,000	Methanex Corp., 5.250%, 3/01/2022	660,169

		27,348,644

	Construction Machinery – 0.2%
965,000	Toro Co., 6.625%, 5/01/2037(b)	1,113,269
1,155,000	United Rentals North America, Inc., 7.625%, 4/15/2022	1,224,300

		2,337,569

	Consumer Products – 0.3%
880,000	Avon Products, Inc., 8.700%, 3/15/2043	623,040
3,380,000	Newell Rubbermaid, Inc., 4.000%, 12/01/2024	3,436,128

		4,059,168

	Electric – 3.6%
1,970,000	AES Corp. (The), 4.875%, 5/15/2023	1,728,675
415,000	AES Corp. (The), 5.500%, 3/15/2024	367,898
180,000	AES Corp. (The), 5.500%, 4/15/2025	159,300
2,423,838	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	2,686,616
3,194,529	Bruce Mansfield Unit Pass Through Trust, 6.850%, 6/01/2034	3,306,721
2,850,000	DPL, Inc., 6.750%, 10/01/2019	2,956,875
4,120,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	4,176,098
7,305,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	7,600,853
5,455,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	5,795,938
1,200,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	2,400,192
1,589,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	2,067,368
3,800,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	4,311,586
100,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	125,023
750,000	Enel Finance International NV, EMTN, 5.750%, 9/14/2040, (GBP)	1,300,285
4,000,000	Enersis S.A., 7.400%, 12/01/2016	4,266,652

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Electric – continued
$2,084,224	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A(b)	$2,289,937

		45,540,017

	Finance Companies – 4.6%
300,000	AGFC Capital Trust I, (fixed rate to 1/15/2017, variable rate thereafter), 6.000%, 1/15/2067, 144A	228,000
1,630,000	GE Capital Australia Funding Pty Ltd., 7.000%, 10/08/2015, (AUD)	1,145,232
45,000	General Electric Capital Corp., GMTN, 3.100%, 1/09/2023	46,011
1,345,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	888,836
2,390,000	General Electric Capital Corp., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	1,573,289
1,680,000	International Lease Finance Corp., 4.625%, 4/15/2021	1,688,400
3,045,000	International Lease Finance Corp., 5.875%, 8/15/2022	3,242,925
4,695,000	International Lease Finance Corp., 6.250%, 5/15/2019	5,000,175
4,905,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	5,395,009
280,000	International Lease Finance Corp., 8.250%, 12/15/2020	327,600
945,000	iStar, Inc., 4.875%, 7/01/2018	914,288
225,000	iStar, Inc., 5.850%, 3/15/2017	229,500
1,505,000	iStar, Inc., 7.125%, 2/15/2018	1,538,863
1,525,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	1,532,625
3,903,000	Navient Corp., 5.875%, 10/25/2024	3,063,855
5,900,000	Navient Corp., MTN, 6.125%, 3/25/2024	4,720,000
2,167,000	Navient LLC, 4.875%, 6/17/2019	1,971,970
4,668,000	Navient LLC, 5.500%, 1/25/2023	3,702,284
31,725(††)	Navient LLC, 6.000%, 12/15/2043	543,978
726,000	Navient LLC, MTN, 5.500%, 1/15/2019	674,726
145,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	138,475
5,185,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033(b)	3,357,287
4,681,000	Navient LLC, Series A, MTN, 8.450%, 6/15/2018	4,812,630
1,950,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	1,830,563
725,000	Springleaf Finance Corp., 5.250%, 12/15/2019	708,688
3,770,000	Springleaf Finance Corp., 6.000%, 6/01/2020	3,784,137
1,805,000	Springleaf Finance Corp., 7.750%, 10/01/2021	1,926,837
725,000	Springleaf Finance Corp., 8.250%, 10/01/2023	790,250
300,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	304,860

	Finance Companies – continued
595,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	595,000
2,100,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	2,178,750

		58,855,043

	Food & Beverage – 0.4%
2,445,000	Constellation Brands, Inc., 4.750%, 11/15/2024	2,469,450
1,995,000	DS Services of America, Inc., 10.000%, 9/01/2021, 144A	2,291,756

		4,761,206

	Government Owned – No Guarantee – 0.1%
1,715,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	1,487,521
605,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	370,562

		1,858,083

	Healthcare – 2.6%
650,000	BioScrip, Inc., 8.875%, 2/15/2021	500,500
425,000	Boston Scientific Corp., 5.125%, 1/12/2017	443,740
610,000	HCA, Inc., 5.875%, 3/15/2022	654,225
4,960,000	HCA, Inc., 5.875%, 5/01/2023	5,146,000
3,545,000	HCA, Inc., 7.050%, 12/01/2027	3,669,075
820,000	HCA, Inc., 7.190%, 11/15/2015	823,075
1,475,000	HCA, Inc., 7.500%, 12/15/2023	1,644,625
1,440,000	HCA, Inc., 7.500%, 11/06/2033	1,519,200
2,660,000	HCA, Inc., 7.690%, 6/15/2025	2,952,600
2,220,000	HCA, Inc., 8.360%, 4/15/2024	2,564,100
2,930,000	HCA, Inc., MTN, 7.580%, 9/15/2025	3,208,350
430,000	HCA, Inc., MTN, 7.750%, 7/15/2036	455,800
1,425,000	Tenet Healthcare Corp., 4.375%, 10/01/2021	1,389,375
2,245,000	Tenet Healthcare Corp., 4.500%, 4/01/2021	2,211,325
3,685,000	Tenet Healthcare Corp., 5.000%, 3/01/2019	3,565,237
1,285,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	1,275,363
1,775,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,597,500

		33,620,090

	Home Construction – 1.3%
550,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	504,625
270,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	190,350
4,276,000	K. Hovnanian Enterprises, Inc., 8.000%, 11/01/2019, 144A	3,068,030
835,000	KB Home, 8.000%, 3/15/2020	885,100
4,235,000	Lennar Corp., 4.500%, 6/15/2019	4,281,585
3,920,000	PulteGroup, Inc., 6.000%, 2/15/2035	3,841,600
3,020,000	PulteGroup, Inc., 6.375%, 5/15/2033	3,103,050
760,000	TRI Pointe Holdings, Inc., 4.375%, 6/15/2019	744,800
15,000	TRI Pointe Holdings, Inc., 5.875%, 6/15/2024	14,700

		16,633,840

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Independent Energy – 2.0%
$3,230,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	$3,356,681
1,915,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	2,066,534
370,000	California Resources Corp., 5.000%, 1/15/2020	237,954
6,085,000	California Resources Corp., 5.500%, 9/15/2021	3,711,850
810,000	California Resources Corp., 6.000%, 11/15/2024	482,456
3,105,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	2,026,013
335,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	218,483
1,135,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	790,953
720,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	535,046
995,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	731,325
550,000	Chesapeake Energy Corp., 7.250%, 12/15/2018	455,125
1,085,000	Continental Resources, Inc., 3.800%, 6/01/2024	880,036
80,000	Continental Resources, Inc., 4.500%, 4/15/2023	69,470
2,015,000	Halcon Resources Corp., 8.875%, 5/15/2021	604,500
5,955,000	Newfield Exploration Co., 5.625%, 7/01/2024	5,627,475
500,000	QEP Resources, Inc., 5.250%, 5/01/2023	418,000
690,000	Rice Energy, Inc., 6.250%, 5/01/2022	615,397
1,600,000	RSP Permian, Inc., 6.625%, 10/01/2022	1,536,000
1,221,000	SM Energy Co., 6.125%, 11/15/2022	1,130,646

		25,493,944

	Industrial Other – 0.2%
385,000	AECOM, 5.750%, 10/15/2022, 144A	387,168
405,000	AECOM, 5.875%, 10/15/2024, 144A	408,037
1,150,000	Cleaver-Brooks, Inc., 8.750%, 12/15/2019, 144A	1,086,750
295,000	Permian Holdings, Inc., 10.500%, 1/15/2018, 144A	163,725
660,000	Transfield Services Ltd., 8.375%, 5/15/2020, 144A	678,975

		2,724,655

	Life Insurance – 1.5%
160,000	American International Group, Inc., 4.125%, 2/15/2024	168,092
130,000	American International Group, Inc., 4.875%, 6/01/2022	143,449
118,000	American International Group, Inc., 6.250%, 3/15/2087	128,620
3,700,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 144A(e)	3,942,831

	Life Insurance – continued
200,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	244,638
4,345,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	5,049,316
790,000	Genworth Holdings, Inc., 4.800%, 2/15/2024	592,500
1,940,000	Genworth Holdings, Inc., 4.900%, 8/15/2023	1,513,200
840,000	Genworth Holdings, Inc., 6.500%, 6/15/2034	655,200
2,270,000	MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	3,132,600
1,115,000	MetLife, Inc., 10.750%, 8/01/2069	1,739,400
1,165,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	1,383,702

		18,693,548

	Local Authorities – 2.1%
830,000	New South Wales Treasury Corp., 3.500%, 3/20/2019, (AUD)	609,620
9,640,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	7,384,915
4,280,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	3,152,537
138,877	Province of Alberta, 5.930%, 9/16/2016, (CAD)	107,855
19,825,000	Province of Ontario Canada, 4.200%, 3/08/2018, (CAD)	16,019,550

		27,274,477

	Media Entertainment – 1.0%
24,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	1,199,002
3,805,000	iHeartCommunications, Inc., 9.000%, 9/15/2022	3,120,100
500,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.250%, 2/15/2022	499,375
1,250,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875%, 3/15/2025	1,271,875
2,475,000	R.R. Donnelley & Sons Co., 6.000%, 4/01/2024	2,277,000
120,000	R.R. Donnelley & Sons Co., 6.500%, 11/15/2023	112,800
4,030,000	R.R. Donnelley & Sons Co., 7.000%, 2/15/2022	3,909,100
295,000	R.R. Donnelley & Sons Co., 7.875%, 3/15/2021	306,800

		12,696,052

	Metals & Mining – 1.5%
2,602,232	1839688 Alberta ULC, PIK, 14.000%, 2/13/2020(b)(c)(g)	832,714
1,400,000	Alcoa, Inc., 5.870%, 2/23/2022	1,442,000
400,000	Alcoa, Inc., 5.900%, 2/01/2027	386,000
6,630,000	ArcelorMittal, 7.500%, 3/01/2041	5,337,150
3,300,000	ArcelorMittal, 7.750%, 10/15/2039	2,689,500
660,000	Cliffs Natural Resources, Inc., 4.800%, 10/01/2020	201,300

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Metals & Mining – continued
$305,000	Cliffs Natural Resources, Inc., 4.875%, 4/01/2021	$93,025
3,265,000	Cliffs Natural Resources, Inc., 6.250%, 10/01/2040	946,850
398,000	Emeco Pty Ltd., 9.875%, 3/15/2019, 144A	208,950
2,015,000	Essar Steel Algoma, Inc., 9.500%, 11/15/2019, 144A	1,108,250
2,525,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	1,565,500
1,400,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	1,120,000
1,580,000	United States Steel Corp., 6.650%, 6/01/2037	1,122,590
1,760,000	United States Steel Corp., 7.500%, 3/15/2022	1,390,400

		18,444,229

	Midstream – 0.6%
575,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	498,961
250,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	255,641
1,410,000	Enterprise Products Operating LLC, 6.300%, 9/15/2017	1,530,245
300,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	347,944
1,300,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	1,420,176
95,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	79,800
1,785,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	1,877,029
1,280,000	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 2/15/2023	1,270,400

		7,280,196

	Non-Agency Commercial Mortgage-Backed Securities – 0.4%
1,061,000	Column Canada Issuer Corp., Series 2006-WEM, Class D, 5.101%, 1/15/2022, (CAD)	816,545
530,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.989%, 8/10/2045(f)	531,793
1,166,210	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)	878,900
1,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051(f)	1,043,924
2,160,000	Motel 6 Trust, Series 2015-M6MZ, Class M, 8.230%, 2/05/2020, 144A(b)	2,177,712

		5,448,874

	Oil Field Services – 0.4%
6,230,000	FTS International, Inc., 6.250%, 5/01/2022	1,931,300
10,140,000	Hercules Offshore, Inc., 6.750%, 4/01/2022, 144A(d)	2,028,000
640,000	Hercules Offshore, Inc., 7.500%, 10/01/2021, 144A(d)	128,000
3,050,000	Paragon Offshore PLC, 6.750%, 7/15/2022, 144A	396,500
1,317,000	Paragon Offshore PLC, 7.250%, 8/15/2024, 144A	205,781
775,000	Sidewinder Drilling, Inc., 9.750%, 11/15/2019, 144A(b)(c)	317,750
400,000	Transocean, Inc., 4.300%, 10/15/2022	247,000

		5,254,331

	Packaging – 1.3%
3,550,000	Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Issuer, Inc., 5.625%, 12/15/2016, 144A	3,496,750
11,450,000	Owens-Brockway Glass Container, Inc., 5.375%, 1/15/2025, 144A	10,992,000
200,000	Sealed Air Corp., 4.875%, 12/01/2022, 144A	197,750
1,910,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	1,938,650

		16,625,150

	Paper – 1.3%
2,015,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	2,604,303
2,894,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	3,669,398
6,043,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	8,076,772
350,000	MeadWestvaco Corp., 7.950%, 2/15/2031	454,902
1,035,000	MeadWestvaco Corp., 8.200%, 1/15/2030	1,420,507

		16,225,882

	Property & Casualty Insurance – 1.1%
3,565,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	4,119,411
1,630,000	MBIA Insurance Corp., 11.549%, 1/15/2033, 144A(d)(f)	741,650
3,275,000	Old Republic International Corp., 4.875%, 10/01/2024	3,433,212
2,140,000	Sirius International Group, 6.375%, 3/20/2017, 144A	2,235,568
1,430,000	XLIT Ltd., 6.250%, 5/15/2027	1,703,927
1,135,000	XLIT Ltd., 6.375%, 11/15/2024	1,345,514

		13,579,282

	Railroads – 0.6%
7,100,000	Hellenic Railways Organization S.A., EMTN, 0.247%, 5/24/2016, (EUR)(b)(f)	6,743,507
500,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)	460,431

		7,203,938

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	REITs – Apartments – 0.1%
$1,495,000	Camden Property Trust, 5.700%, 5/15/2017	$1,591,682

	REITs – Diversified – 0.0%
20,000	Duke Realty LP, 5.950%, 2/15/2017	21,203

	REITs – Office Property – 0.3%
3,485,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	3,709,448
475,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	535,061

		4,244,509

	REITs – Single Tenant – 0.1%
275,000	Realty Income Corp., 5.750%, 1/15/2021	310,799
725,000	Realty Income Corp., 6.750%, 8/15/2019	839,277

		1,150,076

	Restaurants – 0.1%
450,000	Wagamama Finance PLC, 7.875%, 2/01/2020, 144A, (GBP)	712,221

	Retailers – 0.5%
1,025,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,199,897
1,100,000	Foot Locker, Inc., 8.500%, 1/15/2022(c)	1,207,488
440,000	GameStop Corp., 5.500%, 10/01/2019, 144A	453,332
793,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	549,153
1,680,000	J.C. Penney Corp., Inc., 8.125%, 10/01/2019	1,680,000
2,305,000	Toys “R” Us, Inc., 7.375%, 10/15/2018	1,473,759

		6,563,629

	Sovereigns – 0.5%
5,980,000	Portugal Government International Bond, 5.125%, 10/15/2024, 144A	6,336,528

	Supermarkets – 1.4%
1,781,000	Albertson’s Holdings LLC/Safeway, Inc., 7.750%, 10/15/2022, 144A	1,908,431
7,570,000	New Albertson’s, Inc., 7.450%, 8/01/2029	7,418,600
2,135,000	New Albertson’s, Inc., 7.750%, 6/15/2026	2,038,925
3,780,000	New Albertson’s, Inc., 8.000%, 5/01/2031	3,704,400
455,000	New Albertson’s, Inc., 8.700%, 5/01/2030	459,550
2,020,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	1,737,200

		17,267,106

	Supranational – 1.2%
7,000,000,000	European Bank for Reconstruction & Development, 7.200%, 6/08/2016, (IDR)	452,033

	Supranational – continued
19,735,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	13,411,177
5,580,000	International Finance Corp., GMTN, 5.000%, 12/21/2015, (BRL)	1,372,304

		15,235,514

	Technology – 1.1%
1,225,000	Advanced Micro Devices, Inc., 7.000%, 7/01/2024	759,500
270,000	Advanced Micro Devices, Inc., 7.750%, 8/01/2020	174,825
2,415,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	2,390,850
80,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	80,000
2,950,000	Amkor Technology, Inc., 6.375%, 10/01/2022	2,726,906
130,000	Avnet, Inc., 6.625%, 9/15/2016	135,962
1,175,000	Corning, Inc., 7.250%, 8/15/2036	1,439,166
1,300,000	First Data Corp., 10.625%, 6/15/2021	1,425,125
952,000	First Data Corp., 11.250%, 1/15/2021	1,040,060
2,665,000	First Data Corp., 11.750%, 8/15/2021	2,958,150
166,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	173,756
752,700	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	957,123

		14,261,423

	Tobacco – 0.3%
3,320,000	Reynolds American, Inc., 6.750%, 6/15/2017	3,594,040

	Transportation Services – 0.2%
2,500,000	APL Ltd., 8.000%, 1/15/2024(b)	1,950,000
241,523	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 1/02/2016(c)	249,493
143,070	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016(c)	143,070
138,101	Atlas Air Pass Through Trust, Series 2000-1, Class B, 9.057%, 7/02/2017(c)	140,172

		2,482,735

	Treasuries – 21.0%
29,780,000	Canadian Government, 0.250%, 5/01/2017, (CAD)	22,217,509
31,645,000	Canadian Government, 1.000%, 8/01/2016, (CAD)	23,807,616
10,950,000	Canadian Government, 1.250%, 9/01/2018, (CAD)	8,371,150
8,305,000	Canadian Government, 1.750%, 9/01/2019, (CAD)	6,482,070
8,185,000	Canadian Government, 2.750%, 9/01/2016, (CAD)	6,258,014
13,195,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	9,927,742
414,800(†††)	Mexican Fixed Rate Bonds, Series M, 5.000%, 6/15/2017, (MXN)	2,493,398
424,300(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	2,628,221

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Treasuries – continued
200,000(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	$1,314,448
595,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	3,840,055
847,500(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	5,649,497
150,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	1,047,095
1,455,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	10,964,017
21,085,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	14,527,371
10,220,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	1,380,939
63,235,000	Norway Government Bond, 4.250%, 5/19/2017, 144A, (NOK)	7,873,921
14,660,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	1,958,191
10,150,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	1,907,365
14,635,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	2,990,125
264,630,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	1,405,815
107,395,000	Republic of Iceland, 7.250%, 10/26/2022, (ISK)	617,095
271,710,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	1,562,692
18,000,000	U.S. Treasury Note, 0.250%, 2/29/2016	18,008,442
60,000,000	U.S. Treasury Note, 0.375%, 3/31/2016	60,058,620
25,000,000	U.S. Treasury Note, 0.375%, 4/30/2016	25,023,775
25,000,000	U.S. Treasury Note, 0.375%, 5/31/2016	25,020,500

		267,335,683

	Wireless – 0.6%
72,400,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	4,081,063
2,627,000	Sprint Capital Corp., 6.875%, 11/15/2028	1,884,872
300,000	Sprint Capital Corp., 8.750%, 3/15/2032	233,250
898,000	Sprint Communications, Inc., 6.000%, 12/01/2016	885,091
735,000	Sprint Communications, Inc., 6.000%, 11/15/2022	553,088
285,000	Sprint Corp., 7.125%, 6/15/2024	219,336

		7,856,700

	Wirelines – 2.9%
195,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	177,727
	Wirelines – continued
690,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	664,897
210,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	183,130
3,880,000	CenturyLink, Inc., 6.450%, 6/15/2021	3,550,200
990,000	Consolidated Communications, Inc., 6.500%, 10/01/2022, 144A	886,050
1,400,000	Eircom Finance Ltd., 9.250%, 5/15/2020, 144A, (EUR)	1,677,043
200,000	Embarq Corp., 7.995%, 6/01/2036	206,312
3,585,000	Level 3 Communications, Inc., 5.750%, 12/01/2022	3,517,781
55,000	Level 3 Financing, Inc., 5.375%, 8/15/2022	53,488
560,000	Level 3 Financing, Inc., 7.000%, 6/01/2020	579,600
900,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	590,825
1,700,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	1,454,280
7,205,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	6,088,225
350,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	369,250
775,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	713,000
4,484,000	Qwest Corp., 6.875%, 9/15/2033	4,329,150
1,780,000	Qwest Corp., 7.200%, 11/10/2026	1,783,026
1,220,000	Qwest Corp., 7.250%, 9/15/2025	1,361,067
2,290,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	2,118,250
1,395,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	1,335,713
600,000	Telecom Italia SpA, EMTN, 5.250%, 3/17/2055, (EUR)	645,446
450,000	Telefonica Emisiones SAU, 4.570%, 4/27/2023	470,569
300,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	501,004
1,000,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	1,688,359
800,000	Telefonica Emisiones SAU, EMTN, 5.445%, 10/08/2029, (GBP)	1,364,326

		36,308,718

	Total Non-Convertible Bonds
	(Identified Cost $1,104,304,414)	1,040,210,849

Convertible Bonds – 6.3%

	Building Materials – 0.2%
2,250,000	KB Home, 1.375%, 2/01/2019	2,089,688

	Chemicals – 0.0%
332,000	RPM International, Inc., 2.250%, 12/15/2020	369,973

	Consumer Cyclical Services – 0.1%
1,595,000	Jarden Corp., 1.125%, 3/15/2034	1,824,281

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Consumer Products – 0.3%
$2,840,000	Euronet Worldwide, Inc., 1.500%, 10/01/2044, 144A	$3,473,675
270,000	Iconix Brand Group, Inc., 1.500%, 3/15/2018	214,650

		3,688,325

	Diversified Manufacturing – 0.0%
510,000	Trinity Industries, Inc., 3.875%, 6/01/2036	601,481

	Healthcare – 0.0%
210,000	Hologic, Inc., (accretes to principal after 3/01/2018), 2.000%, 3/01/2042(h)	283,238

	Leisure – 0.2%
2,800,000	Rovi Corp., 0.500%, 3/01/2020, 144A	2,159,500

	Midstream – 0.4%
1,565,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	1,111,150
3,885,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	3,341,100
1,090,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	1,072,287

		5,524,537

	Pharmaceuticals – 0.1%
205,000	BioMarin Pharmaceutical, Inc., 0.750%, 10/15/2018	264,834
285,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	382,969

		647,803

	Property & Casualty Insurance – 1.7%
550,000	Jefferies Group LLC, 3.875%, 11/01/2029	558,937
18,045,000	Old Republic International Corp., 3.750%, 3/15/2018	20,841,975

		21,400,912

	Technology – 3.3%
955,000	Brocade Communications Systems, Inc., 1.375%, 1/01/2020, 144A	935,303
9,090,000	Ciena Corp., 0.875%, 6/15/2017	8,965,012
3,455,000	Ciena Corp., 3.750%, 10/15/2018, 144A	4,320,909
1,783,000	Intel Corp., 2.950%, 12/15/2035	2,165,231
7,000,000	Intel Corp., 3.250%, 8/01/2039	10,561,250
317,521	Liberty Media LLC, 3.500%, 1/15/2031	283,938
9,404,000	Nuance Communications, Inc., 1.500%, 11/01/2035	9,680,242
2,820,000	Priceline Group, Inc. (The), 0.900%, 9/15/2021, 144A	2,772,413
2,020,000	Viavi Solutions, Inc., 0.625%, 8/15/2033	1,884,913

		41,569,211

	Total Convertible Bonds
	(Identified Cost $71,929,360)	80,158,949

Municipals – 0.9%

	Illinois – 0.3%
4,075,000	State of Illinois, Series B, 5.520%, 4/01/2038	3,618,885

	Michigan – 0.2%
2,165,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	1,878,462

	Virginia – 0.4%
7,380,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	5,660,977

	Total Municipals
	(Identified Cost $13,601,579)	11,158,324

	Total Bonds and Notes
	(Identified Cost $1,189,835,353)	1,131,528,122

Senior Loans – 0.7%

	Chemicals – 0.1%
1,073,240	Emerald Performance Materials LLC, New 1st Lien Term Loan, 4.500%, 8/01/2021(f)	1,065,191
463,910	Emerald Performance Materials LLC, New 2nd Lien Term Loan, 7.750%, 8/01/2022(f)	458,496

		1,523,687

	Consumer Products – 0.1%
919,124	Visant Corp., New Term Loan, 7.000%, 9/23/2021(f)	844,059

	Diversified Manufacturing – 0.0%
510,000	Ameriforge Group, Inc., 2nd Lien Term Loan, 8.750%, 12/19/2020(f)	293,250

	Media Entertainment – 0.0%
146,406	SuperMedia, Inc., Exit Term Loan, 11.600%, 12/30/2016(f)	78,327

	Other Utility – 0.1%
1,199,798	PowerTeam Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(f)	1,183,805
790,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(f)	750,500

		1,934,305

	Retailers – 0.1%
1,081,561	J.C. Penney Corp., Inc., New Term Loan, 5.000%, 6/20/2019(f)	1,076,543

	Supermarkets – 0.2%
2,701,064	Supervalu, Inc., Refi Term Loan B, 4.500%, 3/21/2019(f)	2,702,199

	Wirelines – 0.1%
1,163,162	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/21/2020(f)	1,154,926

	Total Senior Loans
	(Identified Cost $9,998,588)	9,607,296

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Fixed Income Fund – continued

Shares	Description	Value (†)

Preferred Stocks – 1.9%

Convertible Preferred Stocks – 1.6%

	Banking – 0.3%
2,844	Bank of America Corp., Series L, 7.250%	$3,062,988

	Communications – 0.0%
2,083	Cincinnati Bell, Inc., 6.750%	99,922

	Electric – 0.2%
43,912	AES Trust III, 6.750%	2,178,913

	Energy – 0.4%
96,065	El Paso Energy Capital Trust I, 4.750%	4,707,185

	Metals & Mining – 0.3%
68,395	Alcoa, Inc., Series 1, 5.375%	2,284,393
229,499	ArcelorMittal, 6.000%	1,886,482

		4,170,875

	Midstream – 0.1%
10,213	Chesapeake Energy Corp., 4.500%	597,665
12,055	Chesapeake Energy Corp., 5.000%	607,270
660	Chesapeake Energy Corp., Series A, 5.750%, 144A	260,700

		1,465,635

	REITs – Diversified – 0.3%
1,667	Crown Castle International Corp., Series A, 4.500%	169,800
76,518	Weyerhaeuser Co., Series A, 6.375%	3,650,674

		3,820,474

	REITs – Health Care – 0.0%
7,400	Welltower, Inc., 6.500%	449,402

	REITs – Mortgage – 0.0%
3,106	iStar, Inc., Series J, 4.500%	165,115

	Total Convertible Preferred Stocks
	(Identified Cost $23,788,133)	20,120,509

Non-Convertible Preferred Stocks – 0.3%

	Banking – 0.1%
1,287	Ally Financial, Inc., Series G, 7.000%, 144A	1,291,062
5,000	Bank of America Corp., 6.375%	126,200
20,975	Countrywide Capital IV, 6.750%	532,136

		1,949,398

	Electric – 0.1%
90	Entergy New Orleans, Inc., 4.360%	8,190
2,876	Entergy New Orleans, Inc., 4.750%	282,747
4,670	Union Electric Co., 4.500%	438,513

		729,450

	Finance Companies – 0.1%
25,100	SLM Corp., Series A, 6.970%	1,109,420

	Total Non-Convertible Preferred Stocks
	(Identified Cost $3,025,685)	3,788,268

	Total Preferred Stocks
	(Identified Cost $26,813,818)	23,908,777

Common Stocks – 5.6%

	Airlines – 0.1%
14,401	United Continental Holdings, Inc.(d)	763,973

	Automobiles – 0.3%
341,305	Ford Motor Co.	4,631,509

	Chemicals – 0.1%
8,917	PPG Industries, Inc.	781,932

	Containers & Packaging – 0.1%
35,353	Owens-Illinois, Inc.(d)	732,514

	Diversified Telecommunication Services – 0.3%
8,050	Hawaiian Telcom Holdco, Inc.(d)	167,279
17,222	Level 3 Communications, Inc.(d)	752,429
241,163	Telefonica S.A., Sponsored ADR	2,903,603

		3,823,311

	Electronic Equipment, Instruments & Components – 0.3%
205,167	Corning, Inc.	3,512,459

	Multi-Utilities – 0.1%
20,449	CMS Energy Corp.	722,259

	Oil, Gas & Consumable Fuels – 0.4%
54,259	Chesapeake Energy Corp.	397,718
172,008	Repsol YPF S.A., Sponsored ADR	2,003,893
70,051	Royal Dutch Shell PLC, Sponsored ADR	3,319,717

		5,721,328

	Pharmaceuticals – 0.7%
160,000	Bristol-Myers Squibb Co.	9,472,000

	Semiconductors & Semiconductor Equipment – 3.1%
1,317,153	Intel Corp.	39,698,991

	Trading Companies & Distributors – 0.1%
23,272	United Rentals, Inc.(d)	1,397,484

	Total Common Stocks
	(Identified Cost $59,058,560)	71,257,760

Principal Amount (‡)

Short-Term Investments – 0.9%
$6,959	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2015 at 0.000% to be repurchased at $6,959 on 10/01/2015 collateralized by $7,000 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $7,127 including accrued interest (Note 2 of Notes to Financial Statements)	6,959

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – continued
$11,131,286	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $11,131,289 on 10/01/2015 collateralized by $11,355,000 U.S. Treasury Note, 1.750% due 3/31/2022 valued at $11,355,000 including accrued interest (Note 2 of Notes to Financial Statements)	$11,131,286

Total Short-Term Investments
	(Identified Cost $11,138,245)	11,138,245

Total Investments – 98.2%
	(Identified Cost $1,296,844,564)(a)	1,247,440,200
	Other assets less liabilities—1.8%	23,023,055

	Net Assets – 100.0%	$1,270,463,255

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2015, the net unrealized depreciation on investments based on a cost of $1,306,116,200 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$86,654,976
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(145,330,976)

	Net unrealized depreciation	$(58,676,000)

(b)	Illiquid security. At September 30, 2015, the value of these securities amounted to $25,566,036 or 2.0% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. See Note 2 of Notes to Financial Statements.
(c)	Fair valued by the Fund’s adviser. At September 30, 2015, the value of these securities amounted to $5,511,438 or 0.4% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Non-income producing security.
(e)	Perpetual bond with no specified maturity date.
(f)	Variable rate security. Rate as of September 30, 2015 is disclosed.
(g)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended September 30, 2015, interest payments were made in additional debt securities.
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the value of Rule 144A holdings amounted to $226,826,413 or 17.9% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2015

Treasuries	21.0%
Banking	12.6
Finance Companies	4.7
Technology	4.4
Electric	3.9
Semiconductors & Semiconductor Equipment	3.1
Wirelines	3.0
Property & Casualty Insurance	2.8
Airlines	2.7
Healthcare	2.6
Chemicals	2.4
Local Authorities	2.1
Independent Energy	2.0
Aerospace & Defense	2.0
Other Investments, less than 2% each	28.0
Short-Term Investments	0.9

Total Investments	98.2
Other assets less liabilities	1.8

Net Assets	100.0%

Currency Exposure Summary at September 30, 2015

United States Dollar	75.7%
Canadian Dollar	9.9
New Zealand Dollar	3.5
Mexican Peso	2.6
Other, less than 2% each	6.5

Total Investments	98.2
Other assets less liabilities	1.8

Net Assets	100.0%

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 97.3% of Net Assets

Non-Convertible Bonds – 97.0%

	Australia – 3.8%
$4,695,000	Asciano Finance Ltd., 4.625%, 9/23/2020, 144A	$4,928,388
5,000,000	New South Wales Treasury Corp., 6.000%, 5/01/2020, (AUD)(b)	4,079,668
24,075,000	New South Wales Treasury Corp., 6.000%, 3/01/2022, (AUD)(b)	20,317,996
43,710,000	Queensland Treasury Corp., Series 23, 4.250%, 7/21/2023, 144A, (AUD)(b)	33,361,985
5,010,000	WEA Finance LLC/Westfield UK & Europe Finance PLC, 2.700%, 9/17/2019, 144A	4,986,303

		67,674,340

	Barbados – 0.2%
1,137,500	Global SC Finance II S.r.l., Series 2013-1A, Class A, 2.980%, 4/17/2028, 144A	1,146,636
3,224,167	Global SC Finance II S.r.l., Series 2014-1A, Class A1, 3.190%, 7/17/2029, 144A	3,232,966

		4,379,602

	Belgium – 1.5%
18,305,000	Belgium Government Bond, Series 65, 4.250%, 9/28/2022, (EUR)(b)	25,834,710

	Bermuda – 0.5%
1,960,000	Cronos Containers Program I Ltd., 3.270%, 11/18/2029, 144A	1,993,892
7,075,000	Global Container Assets Ltd., Series 2013-1A, Class A2, 3.300%, 11/05/2028, 144A	7,134,338

		9,128,230

	Brazil – 1.4%
5,000,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017, 144A	4,985,000
12,864,441	Banco Votorantim S.A., 6.250%, 5/16/2016, 144A, (BRL)	2,977,860
4,775,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	4,418,069
12,535,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	2,127,266
2,600,000	Petrobras Global Finance BV, 4.375%, 5/20/2023	1,696,500
3,870,000	Petrobras Global Finance BV, EMTN, 6.250%, 12/14/2026, (GBP)	3,716,002
7,000,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	1,315,424
1,140,000	Samarco Mineracao S.A., 4.125%, 11/01/2022, 144A	906,300
3,600,000	Vale Overseas Ltd., 6.875%, 11/21/2036	2,826,360

		24,968,781

	Canada – 3.6%
4,600,000	BMW Canada Auto Trust, Series 2015-1A, Class A2, 1.521%, 7/20/2017, 144A, (CAD)	3,432,506

	Canada – continued
20,665,000	Canadian Government, 2.750%, 6/01/2022, (CAD)(b)	$17,102,630
6,744,000	Canadian Government, 4.000%, 6/01/2041, (CAD)(b)	6,799,539
59,702	Ford Auto Securitization Trust, Series 2013-R1A, Class A2, 1.676%, 9/15/2016, 144A, (CAD)	44,743
1,241,080	Ford Auto Securitization Trust, Series 2013-R4A, Class A2, 1.824%, 7/15/2017, 144A, (CAD)	932,274
4,254,874	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)	3,206,635
12,805,000	Province of Alberta Canada, 4.000%, 12/01/2019, (CAD)(b)	10,626,759
7,400,000	Province of British Columbia, 4.300%, 6/18/2042, (CAD)(b)	6,586,859
9,400,000	Province of Manitoba Canada, MTN, 4.400%, 9/05/2025, (CAD)(b)	8,167,822
6,280,000	SCG Hotel Issuer, Inc., Series 2013-CWPA, Class A2, 3.442%, 10/12/2018, 144A, (CAD)(b)	4,909,223
2,505,000	Talisman Energy, Inc., 5.500%, 5/15/2042	1,935,140

		63,744,130

	Cayman Islands – 0.1%
2,815,000	Resource Capital Corp. Ltd., Series 2014-CRE2, Class A, 1.257%, 4/15/2032, 144A(c)	2,795,934

	Chile – 0.6%
5,420,000	CODELCO, Inc., 4.500%, 9/16/2025, 144A	5,206,582
5,490,000	Corpbanca S.A., 3.875%, 9/22/2019, 144A	5,540,146

		10,746,728

	Colombia – 0.4%
3,910,000	Colombia Government International Bond, 5.000%, 6/15/2045	3,352,825
3,600,000	Ecopetrol S.A., 4.125%, 1/16/2025	3,033,000

		6,385,825

	Denmark – 1.0%
100,555,000	Denmark Government Bond, 4.000%, 11/15/2019, (DKK)(b)	17,441,049

	Finland – 0.6%
9,610,000	Finland Government Bond, 1.500%, 4/15/2023, 144A, (EUR)(b)	11,520,703

	France – 2.2%
2,370,000	AXA S.A., 7.125%, 12/15/2020, (GBP)	4,166,588
2,600,000	AXA S.A., EMTN, (fixed rate to 1/16/2034, variable rate thereafter), 5.625%, 1/16/2054, (GBP)	3,878,202
1,800,000	AXA S.A., EMTN, (fixed rate to 7/04/2023, variable rate thereafter), 5.125%, 7/04/2043, (EUR)	2,244,713

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	France – continued
3,135,000	BNP Paribas S.A., EMTN, 5.750%, 1/24/2022, (GBP)	$5,290,120
15,270,000	France Government Bond OAT, 3.000%, 4/25/2022, (EUR)(b)	19,942,874
3,324,000	Pernod Ricard S.A., 4.450%, 1/15/2022, 144A	3,491,603

		39,014,100

	Germany – 4.0%
7,200,000	Allianz Finance II BV, EMTN, (fixed rate to 7/08/2021, variable rate thereafter), 5.750%, 7/08/2041, (EUR)(b)	9,160,256
2,075,000	Bundesrepublik Deutschland, 2.500%, 1/04/2021, (EUR)	2,623,222
20,945,000	Bundesrepublik Deutschland, 4.250%, 7/04/2039, (EUR)(b)	37,901,829
1,770,000	Fresenius U.S. Finance II, Inc., 4.500%, 1/15/2023, 144A	1,765,575
1,035,000,000	KfW, 2.600%, 6/20/2037, (JPY)(b)	11,335,944
800,000	Muenchener Rueckversicherungs AG, EMTN, (fixed rate to 5/26/2021, variable rate thereafter), 6.000%, 5/26/2041, (EUR)	1,039,664
2,975,000	Schaeffler Finance BV, 2.500%, 5/15/2020, 144A, (EUR)	3,170,517
1,155,000	Volkswagen Group of America Finance LLC, 2.125%, 5/23/2019, 144A	1,077,733
1,610,000	Volkswagen Group of America Finance LLC, 2.450%, 11/20/2019, 144A	1,504,624
520,000	Volkswagen International Finance NV, 4.000%, 8/12/2020, 144A	516,100

		70,095,464

	Hong Kong – 0.2%
3,450,000	AIA Group Ltd., 3.200%, 3/11/2025, 144A	3,311,169

	Hungary – 0.5%
2,354,310,000	Hungary Government Bond, 3.500%, 6/24/2020, (HUF)	8,828,369

	India – 0.3%
4,400,000	Bharti Airtel International BV, 5.125%, 3/11/2023, 144A	4,639,712

	Indonesia – 1.3%
2,085,000	Indonesia Government International Bond, 5.125%, 1/15/2045, 144A	1,829,241
274,572,000,000	Indonesia Treasury Bond, 7.875%, 4/15/2019, (IDR)(b)	17,798,076
4,000,000	Pertamina Persero PT, 5.625%, 5/20/2043, 144A	3,109,464

		22,736,781

	Ireland – 1.3%
3,625,000	AIB Mortgage Bank, EMTN, 4.875%, 6/29/2017, (EUR)	$4,379,983
6,860,000	Bank of Ireland Mortgage Bank, 1.875%, 5/13/2017, (EUR)(b)	7,867,880
9,825,000	Ireland Government Bond, 2.000%, 2/18/2045, (EUR)(b)	10,453,527

		22,701,390

	Italy – 6.1%
634,218	Asti Finance S.r.l., Series 2010-1, Class A, 0.567%, 5/27/2052, (EUR)(c)	693,440
3,699,156	Asti RMBS S.r.l., Series 1, Class A, 1.210%, 12/27/2060, (EUR)(c)	4,153,383
1,576,341	Berica ABS S.r.l., Series 3, Class A, 1.035%, 6/30/2061, (EUR)(c)	1,778,621
1,614,200	Berica Residential S.r.l., Series 8, Class A, 0.288%, 3/31/2048, (EUR)(c)	1,749,911
2,205,507	Claris Finance S.r.l., Series 2014-1, Class A1, 1.110%, 12/28/2061, (EUR)(c)	2,474,130
3,200,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	3,630,810
1,005,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	1,256,480
1,660,000	Enel SpA, EMTN, 5.750%, 6/22/2037, (GBP)	2,892,615
855,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	843,712
7,550,000	Italy Buoni Poliennali Del Tesoro, 3.750%, 5/01/2021, (EUR)(b)	9,692,955
15,490,000	Italy Buoni Poliennali Del Tesoro, 4.000%, 2/01/2037, (EUR)(b)	21,254,031
15,670,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 3/01/2022, (EUR)(b)	21,649,266
2,000,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	2,110,000
4,751,000	Republic of Italy, 6.875%, 9/27/2023	6,029,000
7,604,772	Siena Mortgages SpA/S.r.l., Series 2010-7, Class A3, 0.270%, 11/22/2070, (EUR)(b)(c)	8,363,834
6,618,405	Siviglia SPV S.r.l., Series 2012-1, Class A, 0.481%, 10/25/2055, (EUR)(c)	7,249,884
4,485,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	4,148,625
2,755,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	2,637,913
2,029,858	Vela Home S.r.l., Series 4, Class A2, 0.171%, 10/25/2042, (EUR)(c)	2,224,419
2,355,690	Voba N 3 S.r.l., Series 2011-3, Class A2, 0.970%, 11/23/2047, (EUR)(c)	2,642,318

		107,475,347

	Japan – 12.5%
1,131,450,000	Japan Government Ten Year Bond, 1.200%, 12/20/2020, (JPY)	9,987,959
12,853,650,000	Japan Government Ten Year Bond, 1.300%, 3/20/2019, (JPY)(b)	111,863,667

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Japan – continued
1,087,100,000	Japan Government Ten Year Bond, 1.300%, 12/20/2019, (JPY)	$9,541,179
1,720,000,000	Japan Government Thirty Year Bond, 1.700%, 12/20/2043, (JPY)	15,463,870
1,843,000,000	Japan Government Thirty Year Bond, 2.000%, 12/20/2033, (JPY)	17,954,060
781,100,000	Japan Government Twenty Year Bond, 1.500%, 6/20/2034, (JPY)	7,024,203
655,350,000	Japan Government Twenty Year Bond, 2.000%, 12/20/2024, (JPY)	6,314,555
1,540,000,000	Japan Government Twenty Year Bond, 2.100%, 12/20/2027, (JPY)	15,238,510
2,830,000,000	Japan Government Twenty Year Bond, 2.100%, 12/20/2030, (JPY)	28,182,049

		221,570,052

	Korea – 0.7%
56,100,000	Export-Import Bank of Korea, 3.000%, 5/22/2018, 144A, (NOK)(b)	6,813,884
4,538,000	Korea Development Bank (The), 4.625%, 11/16/2021(b)	5,030,850

		11,844,734

	Luxembourg – 0.2%
4,385,000	ArcelorMittal, 6.250%, 3/01/2021	3,954,700

	Mexico – 3.7%
2,215,000	Cemex SAB de CV, 5.875%, 3/25/2019	2,159,625
7,018,456(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(b)	43,474,081
1,050,500(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/09/2022, (MXN)(b)	6,444,577
1,247,129(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)(b)	8,313,453
2,080,000	Mexichem SAB de CV, 5.875%, 9/17/2044, 144A	1,757,600
3,900,000	Sigma Alimentos S.A. de CV, 5.625%, 4/14/2018	4,060,680

		66,210,016

	Morocco – 0.2%
2,475,000	OCP S.A., 4.500%, 10/22/2025, 144A	2,314,125
1,015,000	OCP S.A., 6.875%, 4/25/2044, 144A	1,016,015

		3,330,140

	Namibia – 0.2%
3,588,000	Namibia International Bond, 5.500%, 11/03/2021, 144A	3,683,656

	Netherlands – 0.6%
5,810,000	ABN Amro Bank NV, 4.750%, 7/28/2025, 144A	5,762,997
1,775,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.750%, 5/15/2019	1,743,938

	Netherlands – continued
$3,250,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.250%, 7/01/2020	$3,245,937

		10,752,872

	Norway – 1.7%
156,540,000	Norway Government Bond, 2.000%, 5/24/2023, 144A, (NOK)(b)	19,334,121
81,575,000	Norway Government Bond, 4.250%, 5/19/2017, 144A, (NOK)(b)	10,157,588

		29,491,709

	Panama – 0.1%
1,355,000	Autoridad del Canal de Panama, 4.950%, 7/29/2035, 144A(f)	1,350,650

	Philippines – 0.5%
100,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	2,176,936
259,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	6,081,569

		8,258,505

	Poland – 0.9%
59,685,000	Poland Government Bond, 3.250%, 7/25/2019, (PLN)(b)	16,310,984

	Portugal – 0.9%
3,625,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	3,674,358
550,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	572,275
2,605,000	EDP Finance BV, EMTN, 2.000%, 4/22/2025, (EUR)	2,653,107
7,945,000	Portugal Obrigacoes do Tesouro OT, 4.100%, 2/15/2045, 144A, (EUR)	10,006,172

		16,905,912

	South Africa – 0.7%
3,650,000	Eskom Holdings SOC Ltd., 7.125%, 2/11/2025, 144A	3,434,395
127,260,000	Transnet SOC Ltd., 9.500%, 5/13/2021, 144A, (ZAR)(b)	8,798,511

		12,232,906

	Spain – 2.9%
1,000,000	Banco Bilbao Vizcaya Argentaria S.A., 3.500%, 12/05/2017, (EUR)	1,198,007
5,640,000	Spain Government Bond, 4.200%, 1/31/2037, 144A, (EUR)(b)	7,695,914
21,990,000	Spain Government Bond, 5.850%, 1/31/2022, 144A, (EUR)(b)	31,412,060
1,795,000	Telefonica Emisiones SAU, 4.570%, 4/27/2023	1,877,048
115,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	126,731
670,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	748,632
4,110,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	4,819,883
1,817,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	3,067,747

		50,946,022

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Supranationals – 0.5%
78,370,000	Nordic Investment Bank, GMTN, 1.375%, 7/15/2020, (NOK)(b)	$9,310,557

	Sweden – 1.0%
125,655,000	Sweden Government Bond, Series 1052, 4.250%, 3/12/2019, (SEK)(b)	17,338,152

	Switzerland – 0.7%
4,150,000	Holcim U.S. Finance S.a.r.l. & Cie SCS, 5.150%, 9/12/2023, 144A	4,542,777
8,258,458	Trinity Rail Leasing LP, Series 2010-1A, Class A, 5.194%, 10/16/2040, 144A(d)	8,771,705

		13,314,482

	Turkey – 0.7%
4,130,000	Akbank TAS, 4.000%, 1/24/2020, 144A	3,886,867
9,000,000	Akbank TAS, 7.500%, 2/05/2018, 144A, (TRY)	2,585,096
2,400,000	Arcelik AS, 5.000%, 4/03/2023, 144A	2,128,560
2,300,000	TC Ziraat Bankasi AS, 4.250%, 7/03/2019, 144A	2,226,952
1,795,000	Turkiye Is Bankasi, 5.000%, 4/30/2020, 144A	1,738,906

		12,566,381

	United Arab Emirates – 0.4%
1,560,000	DP World Ltd., 3.250%, 5/18/2020, 144A	1,554,150
4,996,000	IPIC GMTN Ltd., 5.000%, 11/15/2020, 144A	5,583,030

		7,137,180

	United Kingdom – 7.2%
5,945,000	Aviva PLC, EMTN, (fixed rate to 7/05/2023, variable rate thereafter), 6.125%, 7/05/2043, (EUR)(b)	7,597,318
3,458,000	Barclays Bank PLC, EMTN, 5.750%, 9/14/2026, (GBP)	5,810,703
900,000	Barclays PLC, 4.375%, 9/11/2024	872,129
2,878,000	Co-Operative Bank PLC, 4.750%, 11/11/2021, (GBP)	4,815,576
460,000	HBOS PLC, EMTN, (fixed rate to 3/18/2025, variable rate thereafter), 4.500%, 3/18/2030, (EUR)	567,658
855,000	HSBC Holdings PLC, 4.000%, 3/30/2022	898,046
3,900,000	HSBC Holdings PLC, 4.250%, 3/14/2024	3,868,761
855,000	HSBC Holdings PLC, 4.250%, 8/18/2025	842,514
3,500,000	HSBC Holdings PLC, EMTN, 5.750%, 12/20/2027, (GBP)	5,808,201
1,810,000	Imperial Tobacco Finance PLC, 4.250%, 7/21/2025, 144A	1,832,547
2,578,268	Precise Mortgage Funding, Series 2014-1, Class A, 1.389%, 9/12/2047, (GBP)(c)	3,795,372

	United Kingdom – continued
$5,830,000	Royal Bank of Scotland Group PLC, 5.125%, 5/28/2024	$5,876,308
425,000	Royal Bank of Scotland Group PLC, EMTN, (fixed rate to 3/25/2019, variable rate thereafter), 3.625%, 3/25/2024, (EUR)	477,767
6,490,000	Sky PLC, 3.750%, 9/16/2024, 144A	6,397,102
7,675,000	Standard Chartered PLC, 3.950%, 1/11/2023, 144A(b)	7,152,187
1,505,000	Standard Chartered PLC, EMTN, 3.125%, 11/19/2024, (EUR)	1,517,406
5,230,000	Tesco PLC, EMTN, 5.000%, 3/24/2023, (GBP)	7,839,762
22,410,000	United Kingdom Gilt, 4.500%, 9/07/2034, (GBP)(b)	45,214,740
1,513,827	United Kingdom Treasury, 4.750%, 3/07/2020, (GBP)	2,655,875
1,875,000	Virgin Media Finance PLC, 4.500%, 1/15/2025, 144A, (EUR)	1,896,632
700,000	Virgin Media Finance PLC, 6.375%, 10/15/2024, 144A, (GBP)	1,053,312
1,530,000	Virgin Media Secured Finance PLC, 4.875%, 1/15/2027, 144A, (GBP)	2,054,125
1,233,000	Virgin Media Secured Finance PLC, 5.500%, 1/15/2025, (GBP)	1,788,280
2,305,000	WPP Finance 2010, 3.750%, 9/19/2024	2,296,955
3,885,000	WPP Finance 2010, 5.625%, 11/15/2043	4,071,523

		127,000,799

	United States – 31.1%
1,177,238	A10 Securitization LLC, Series 2013-1, Class A, 2.400%, 11/15/2025, 144A	1,180,972
2,850,550	A10 Securitization LLC, Series 2013-2, Class A, 2.620%, 11/15/2027, 144A	2,870,213
1,115,000	Actavis Funding SCS, 3.800%, 3/15/2025	1,077,133
1,745,000	Actavis Funding SCS, 4.550%, 3/15/2035	1,605,506
1,110,000	AES Corp. (The), 5.500%, 3/15/2024	984,015
3,000,000	Air Lease Corp., 3.750%, 2/01/2022	2,984,181
1,535,000	Air Lease Corp., 4.250%, 9/15/2024	1,504,300
1,410,000	Ally Financial, Inc., 2.750%, 1/30/2017	1,399,270
3,330,000	Ally Financial, Inc., 3.250%, 2/13/2018	3,280,050
3,800,000	Ally Financial, Inc., 3.600%, 5/21/2018	3,757,250
4,650,000	Ally Financial, Inc., 3.750%, 11/18/2019	4,557,000
462,000	Ally Financial, Inc., 4.125%, 3/30/2020	456,803
5,345,000	Ally Financial, Inc., 4.125%, 2/13/2022	5,151,244
2,982,885	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	3,306,271
770,000	Altria Group, Inc., 2.850%, 8/09/2022	752,308
3,930,000	Altria Group, Inc., 4.000%, 1/31/2024	4,069,987
2,610,000	American International Group, Inc., 4.800%, 7/10/2045	2,664,450
1,000,000	Amgen, Inc., 4.400%, 5/01/2045	918,162

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$2,285,000	Anadarko Petroleum Corp., 3.450%, 7/15/2024	$2,215,824
1,525,000	AT&T, Inc., 4.750%, 5/15/2046	1,397,353
3,140,000	Aviation Capital Group Corp., 4.875%, 10/01/2025, 144A	3,124,300
6,283,000	Ball Corp., 4.000%, 11/15/2023	5,874,605
4,510,000	Bank of America Corp., 4.100%, 7/24/2023	4,685,845
891,000	Becton Dickinson and Co., 3.734%, 12/15/2024	907,055
2,415,000	Biogen, Inc., 3.625%, 9/15/2022	2,434,030
3,860,000	BLCP Hotel Trust, Series 2014-CLRN, Class D, 2.707%, 8/15/2029, 144A(c)	3,779,345
3,175,000	Brixmor Operating Partnership LP, 3.875%, 8/15/2022	3,203,686
3,785,000	CDGJ Commercial Mortgage Trust Pass Through Certificates, Series 2014-BXCH, 1.607%, 12/15/2027, 144A(c)	3,760,485
2,975,000	Celgene Corp., 3.550%, 8/15/2022	3,019,902
2,910,000	Celgene Corp., 5.000%, 8/15/2045	2,886,423
5,275,851	Centre Point Funding LLC, Series 2012-2A, Class 1, 2.610%, 8/20/2021, 144A	5,257,993
5,912,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	3,857,580
2,515,000	Chesapeake Energy Corp., 5.375%, 6/15/2021	1,672,475
1,405,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	1,044,084
4,102,000	CHS/Community Health Systems, Inc., 5.125%, 8/15/2018	4,194,295
3,254,000	Cigna Corp., 3.250%, 4/15/2025	3,150,624
2,370,000	CIT Group, Inc., 4.250%, 8/15/2017	2,399,625
1,325,000	Citigroup, Inc., 3.875%, 3/26/2025	1,287,650
3,100,000	Citigroup, Inc., 4.000%, 8/05/2024	3,066,929
2,930,000	Citigroup, Inc., 4.090%, 6/09/2025, (CAD)	2,183,942
3,140,000	Citigroup, Inc., 4.400%, 6/10/2025	3,158,008
7,005,000	Comcast Corp., 4.200%, 8/15/2034(b)	6,909,564
3,474,965	Commercial Mortgage Pass Through Certificates, Series 2014-FL4, Class AR1, 1.907%, 5/13/2031, 144A(c)(e)	3,454,105
2,570,000	Commercial Mortgage Trust, Series 2013-GAM, Class A2, 3.367%, 2/10/2028, 144A	2,622,515
2,800,000	Commercial Mortgage Trust, Series 2014-PAT, Class D, 2.356%, 8/13/2027, 144A(c)	2,743,177
4,000,000	Commercial Mortgage Trust, Series 2014-SAVA, Class B, 1.957%, 6/15/2034, 144A(c)	3,979,356
5,300,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	5,498,750
207,144	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	219,573

	United States – continued
$181,095	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	$181,547
6,285,000	Continental Resources, Inc., 3.800%, 6/01/2024	5,097,720
1,015,000	Continental Resources, Inc., 4.500%, 4/15/2023	881,402
1,845,000	Corning, Inc., 4.700%, 3/15/2037	1,922,865
2,167,526	Credit Suisse Mortgage Capital Certificates, Series 2009-13R, Class 3A1, 2.249%, 11/26/2036, 144A(c)	2,130,334
1,885,000	Credit Suisse Mortgage Trust, Series 2010-RR1, Class 2B, 5.695%, 9/15/2040, 144A(c)	1,949,552
3,089,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	3,481,081
3,265,000	Delta Air Lines Pass Through Trust, Series 2015-1, Class B, 4.250%, 1/30/2025	3,277,701
2,180,000	Discovery Communications LLC, 1.900%, 3/19/2027, (EUR)	2,084,884
3,725,000	DR Horton, Inc., 3.750%, 3/01/2019	3,748,281
3,273,000	Energy Transfer Partners LP, 3.600%, 2/01/2023	2,946,558
1,770,000	Energy Transfer Partners LP, 4.900%, 2/01/2024	1,687,552
2,755,000	Energy Transfer Partners LP, 5.150%, 3/15/2045	2,149,123
1,710,000	Energy Transfer Partners LP, 6.125%, 12/15/2045	1,518,164
5,700,000	Extended Stay America Trust, Series 2013-ESH7, Class A17, 2.295%, 12/05/2031, 144A(b)	5,708,550
1,475,000	Flextronics International Ltd., 4.750%, 6/15/2025, 144A	1,428,862
4,180,000	FNMA (TBA), 3.000%, 11/01/2045(f)	4,227,352
42,580,000	FNMA (TBA), 3.500%, 11/01/2045(f)	44,322,784
38,040,000	FNMA (TBA), 4.000%, 11/01/2045(f)	40,502,210
3,450,000	Ford Motor Credit Co. LLC, 3.664%, 9/08/2024	3,348,349
930,000	Ford Motor Credit Co. LLC, 4.250%, 9/20/2022	958,866
5,508,000	Ford Motor Credit Co. LLC, 4.375%, 8/06/2023	5,720,256
1,210,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	840,950
50,000,000	General Electric Capital Corp., EMTN, 4.208%, 12/06/2021, (SEK)(b)	6,831,397
1,295,000	General Motors Co., 4.000%, 4/01/2025	1,227,928
8,000,000	General Motors Financial Co., Inc., 3.150%, 1/15/2020(b)	7,931,672
2,235,000	General Motors Financial Co., Inc., 3.450%, 4/10/2022	2,149,815
2,605,000	General Motors Financial Co., Inc., 4.000%, 1/15/2025	2,466,932
965,000	General Motors Financial Co., Inc., 4.250%, 5/15/2023	945,303
4,100,000	General Motors Financial Co., Inc., 4.375%, 9/25/2021	4,186,026

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$2,745,000	Gilead Sciences, Inc., 4.750%, 3/01/2046	$2,757,660
1,343,768	GNMA, 1.978%, 5/20/2064(c)	1,408,799
1,708,691	GNMA, 2.294%, 11/20/2064(c)	1,844,204
1,687,954	GNMA, 2.371%, 11/20/2064(c)	1,829,069
3,244,638	GNMA, 2.540%, 10/20/2063(c)	3,474,313
508,546	GNMA, 4.446%, 4/20/2065	568,860
4,260,496	GNMA, 4.556%, 12/20/2061(d)	4,559,595
1,631,229	GNMA, 4.563%, 2/20/2065	1,829,295
1,980,176	GNMA, 4.622%, 7/20/2064	2,216,559
3,611,881	GNMA, 4.668%, 5/20/2064	4,046,726
1,840,801	GNMA, 4.674%, 7/20/2064	2,066,880
8,320,000	GNMA (TBA), 3.500%, 11/01/2045(f)	8,698,295
1,630,000	Goldman Sachs Group, Inc. (The), 3.625%, 1/22/2023	1,651,247
2,030,000	Goldman Sachs Group, Inc. (The), MTN, 3.850%, 7/08/2024	2,069,364
2,560,000	HCA Holdings, Inc., 6.250%, 2/15/2021	2,726,400
1,892,000	HCA, Inc., 4.750%, 5/01/2023	1,898,622
1,795,000	HCA, Inc., 5.375%, 2/01/2025	1,777,050
915,000	Hewlett Packard Enterprise Co., 6.200%, 10/15/2035, 144A(f)	914,469
2,650,000	Hewlett Packard Enterprise Co., 6.350%, 10/15/2045, 144A(f)	2,648,198
2,441,942	Hilton Grand Vacations Trust, Series 2013-A, Class A, 2.280%, 1/25/2026, 144A	2,461,138
4,885,000	Host Hotels & Resorts LP, 4.750%, 3/01/2023	5,139,377
5,380,000	Host Hotels & Resorts LP, Series D, 3.750%, 10/15/2023	5,265,858
3,100,000	HSBC USA, Inc., 2.750%, 8/07/2020	3,111,098
7,800,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A(b)	7,527,000
6,454,000	JPMorgan Chase & Co., 3.875%, 2/01/2024(b)	6,663,355
1,430,000	JPMorgan Chase & Co., 3.900%, 7/15/2025	1,461,503
3,800,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-PHH, Class A, 1.407%, 8/15/2027, 144A(c)	3,785,115
1,285,260	JPMorgan Resecuritization Trust, Series 2010-4, Class A2, 2.176%, 9/26/2035, 144A(c)	1,281,977
1,965,000	KB Home, 4.750%, 5/15/2019	1,888,856
1,020,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	1,025,100
1,970,000	Lennar Corp., 4.750%, 5/30/2025	1,881,350
5,210,000	Liberty Mutual Group, Inc., 4.850%, 8/01/2044, 144A	5,065,845
5,130,996	Longtrain Leasing III LLC, Series 2015-1A, Class A1, 2.980%, 1/15/2045, 144A	5,191,234
670,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.500%, 7/15/2023	614,859

	United States – continued
$60,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.875%, 12/01/2024	$54,900
1,220,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 5.500%, 2/15/2023	1,181,875
1,853,697	Marriott Vacation Club Owner Trust, Series 2012-1A, Class B, 3.500%, 5/20/2030, 144A	1,892,132
4,723,000	MBNA Credit Card Master Note Trust, Series 2005-B3, Class B3, 0.281%, 3/19/2018, (EUR)(c)	5,256,163
1,030,000	McGraw Hill Financial, Inc., 2.500%, 8/15/2018, 144A	1,037,826
1,380,000	McGraw Hill Financial, Inc., 3.300%, 8/14/2020, 144A	1,404,135
3,595,000	McGraw Hill Financial, Inc., 4.400%, 2/15/2026, 144A	3,648,253
1,445,000	MetLife, Inc., 4.050%, 3/01/2045	1,350,683
5,025,000	Micron Technology, Inc., 5.250%, 8/01/2023, 144A	4,621,995
6,085,000	Morgan Stanley, 3.750%, 2/25/2023	6,232,464
1,900,000	Morgan Stanley, 3.950%, 4/23/2027	1,829,848
460,000	Morgan Stanley, Series F, 3.875%, 4/29/2024	469,849
4,400,000	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.989%, 8/12/2045, 144A(c)	4,659,846
1,500,000	Morgan Stanley Re-REMIC Trust, Series 2010-GG10, Class A4B, 5.989%, 8/15/2045, 144A(c)	1,579,140
4,980,000	Noble Energy, Inc., 5.250%, 11/15/2043	4,424,770
534,000	Omnicom Group, Inc., 3.650%, 11/01/2024	524,381
3,540,000	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A	3,539,724
783,528	Orange Lake Timeshare Trust, Series 2012-AA, Class B, 4.870%, 3/10/2027, 144A	812,908
2,970,000	Pioneer Natural Resources Co., 3.950%, 7/15/2022	2,936,887
850,000,000	Procter & Gamble Co. (The), 0.275%, 5/08/2020, (JPY)(b)	7,086,463
2,670,000	RBSCF Trust, Series 2010-RR4, Class CSCB, 5.695%, 9/16/2040, 144A(c)	2,763,172
1,005,320	RBSSP Resecuritization Trust, Series 2010-3, Class 9A1, 5.500%, 2/26/2035, 144A	1,027,290
6,272,000	Sirius International Group, 6.375%, 3/20/2017, 144A(b)	6,552,095
3,890,000	Spirit Airlines Pass Through Certificates, Series 2015-1, Class B, 4.450%, 10/01/2025	3,845,109
2,675,938	SpringCastle America Funding LLC, Series 2014-AA, Class A, 2.700%, 5/25/2023, 144A	2,679,598
1,573,830	SVO VOI Mortgage LLC, Series 2012-AA, Class A, 2.000%, 9/20/2029, 144A	1,567,670

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$1,878,333	TAL Advantage V LLC, Series 2013-2A, Class A, 3.550%, 11/20/2038, 144A	$1,883,504
2,955,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.000%, 1/15/2018, 144A	2,814,637
455,000	Tenet Healthcare Corp., 4.375%, 10/01/2021	443,625
4,415,000	Tenet Healthcare Corp., 4.500%, 4/01/2021	4,348,775
1,630,000	TerraForm Power Operating LLC, 5.875%, 2/01/2023, 144A	1,438,475
2,050,000	Time Warner Cable, Inc., 4.500%, 9/15/2042	1,620,777
1,545,000	Time Warner Cable, Inc., 5.250%, 7/15/2042, (GBP)	2,016,866
575,000	Time Warner Cable, Inc., 5.500%, 9/01/2041	514,977
4,403,000	Time Warner, Inc., 4.650%, 6/01/2044	4,201,034
1,550,000	Time Warner, Inc., 4.850%, 7/15/2045	1,521,196
260,000	Time Warner, Inc., 4.900%, 6/15/2042	259,490
1,080,000	Time Warner, Inc., 5.350%, 12/15/2043	1,136,255
1,240,000	Time Warner, Inc., 6.100%, 7/15/2040	1,400,718
5,495,000	U.S. Treasury Bond, 2.875%, 5/15/2043(g)	5,477,400
10,000,000	U.S. Treasury Note, 0.625%, 8/31/2017	9,999,610
1,532,741	United Airlines Pass Through Trust, Series 2013-1, Class B, 5.375%, 2/15/2023	1,571,718
1,402,000	Verizon Communications, Inc., 2.625%, 2/21/2020	1,406,160
1,300,000	Verizon Communications, Inc., 3.000%, 11/01/2021	1,296,430
2,560,000	Verizon Communications, Inc., 3.500%, 11/01/2024	2,517,018
1,145,000	Verizon Communications, Inc., 3.850%, 11/01/2042	949,393
725,000	Verizon Communications, Inc., 4.272%, 1/15/2036	657,492
2,150,000	Verizon Communications, Inc., 4.400%, 11/01/2034	2,000,485
2,473,000	Verizon Communications, Inc., 4.522%, 9/15/2048	2,173,243
490,000	Verizon Communications, Inc., 4.750%, 11/01/2041	456,685
2,138,000	Verizon Communications, Inc., 4.862%, 8/21/2046	2,004,830
5,155,000	Verizon Communications, Inc., 5.050%, 3/15/2034	5,143,092
151,000	Verizon Communications, Inc., 6.400%, 9/15/2033	172,985
1,230,000	Viacom, Inc., 4.375%, 3/15/2043	907,328
655,000	Virginia Electric and Power Co., 4.450%, 2/15/2044	685,930
3,150,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	3,259,006

	United States – continued
$5,130,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	$4,463,100
3,015,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	2,607,975
1,915,000	Wyndham Worldwide Corp., 5.100%, 10/01/2025	1,941,511

		549,982,395

	Total Non-Convertible Bonds
	(Identified Cost $1,888,307,735)	1,716,915,168

Convertible Bonds – 0.3%

	United States – 0.3%
1,100,000	Brocade Communications Systems, Inc., 1.375%, 1/01/2020, 144A	1,077,313
510,000	Jarden Corp., 1.125%, 3/15/2034	583,313
868,000	Macquarie Infrastructure Corp., 2.875%, 7/15/2019	985,180
1,770,000	Rovi Corp., 0.500%, 3/01/2020, 144A	1,365,112
825,000	RTI International Metals, Inc., 1.625%, 10/15/2019	867,281

	Total Convertible Bonds
	(Identified Cost $5,003,772)	4,878,199

	Total Bonds and Notes
	(Identified Cost $1,893,311,507)	1,721,793,367

Shares

Preferred Stocks – 1.4%

Non-Convertible Preferred Stock – 0.3%

	United States – 0.3%
186,207	PNC Financial Services Group, Inc. (The), 5.375%
	(Identified Cost $4,655,175)	4,612,347

Convertible Preferred Stocks – 1.1%

	United States – 1.1%
100,023	Alcoa, Inc., Series 1, 5.375%	3,340,768
2,364	Allergan PLC, Series A, 5.500%	2,230,340
1,512	Chesapeake Energy Corp., 5.750%	602,910
31	Chesapeake Energy Corp., 5.750% 144A	12,361
210	Chesapeake Energy Corp., 5.750%	82,950
37,200	Dominion Resources, Inc., 6.375%	1,845,492
24,832	Dominion Resources, Inc., Series A, 6.125%	1,373,458
112,924	Tyson Foods, Inc., 4.750%	5,788,484
102,876	Weyerhaeuser Co., Series A, 6.375%	4,908,214

		20,184,977

	Total Convertible Preferred Stocks
	(Identified Cost $23,015,530)	20,184,977

	Total Preferred Stocks
	(Identified Cost $27,670,705)	24,797,324

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – 5.9%
$17,419,119	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $17,419,124 on 10/01/2015 collateralized by $17,555,000 U.S. Treasury Note, 1.750% due 2/28/2022 valued at $17,598,888; $170,000 U.S. Treasury Note, 1.750% due 3/31/2022 valued at $170,000 including accrued interest (Note 2 of Notes to Financial Statements)	$17,419,119
86,020,000	U.S. Treasury Bills, 0.245%, 4/28/2016(b)(h)	85,986,797

Total Short-Term Investments
	(Identified Cost $103,316,171)	103,405,916

Total Investments – 104.6%
	(Identified Cost $2,024,298,383)(a)	1,849,996,607
	Other assets less liabilities—(4.6)%	(80,532,443)

	Net Assets – 100.0%	$1,769,464,164

(†)	See Note 2 of Notes to Financial Statements.
(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2015, the net unrealized depreciation on investments based on a cost of $2,036,317,425 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$18,611,253
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(204,932,071)

	Net unrealized depreciation	$(186,320,818)

(b)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts or TBA transactions.
(c)	Variable rate security. Rate as of September 30, 2015 is disclosed.
(d)	A portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts or TBA transactions.
(e)	Illiquid security. At September 30, 2015, the value of this security amounted to $3,454,105 or 0.2% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. See Note 2 of Notes to Financial Statements.
(f)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(g)	A portion of this security has been pledged as initial margin for open futures contracts.
(h)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the value of Rule 144A holdings amounted to $434,843,962 or 24.6% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
TRY	Turkish Lira
ZAR	South African Rand

At September 30, 2015, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	11/27/2015	Australian Dollar	5,320,000	$3,722,954	$152,321
Buy[2]	10/02/2015	Brazilian Real	29,850,000	7,529,323	261,244
Sell[2]	10/02/2015	Brazilian Real	29,850,000	7,529,323	1,712,163
Sell[2]	12/02/2015	Brazilian Real	29,850,000	7,367,914	(260,772)
Sell[1]	12/08/2015	Canadian Dollar	51,800,000	38,804,388	163,930
Buy[3]	10/30/2015	Euro	5,000,000	5,589,342	(67,908)
Sell[3]	10/30/2015	Euro	1,600,000	1,788,589	4,615
Sell[3]	10/30/2015	Euro	34,400,000	38,454,670	(578,770)
Buy[1]	12/16/2015	Japanese Yen	1,465,000,000	12,227,302	(14,237)
Sell[4]	12/16/2015	Mexican Peso	160,000,000	9,408,639	83,249
Buy[5]	12/16/2015	Philippine Peso	210,000,000	4,472,052	36,526
Sell[5]	12/16/2015	Philippine Peso	210,000,000	4,472,052	6,037
Buy[1]	12/11/2015	South Korean Won	36,196,469,000	30,469,457	143,997
Buy[1]	12/16/2015	Swiss Franc	12,900,000	13,272,358	61,101

Total					$1,703,496

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Bond Fund – continued

At September 30, 2015, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Unrealized Appreciation (Depreciation)
12/16/2015	Australian Dollar	48,500,000	Euro[1]	30,311,269	$5,625
12/16/2015	Euro	1,562,562	Australian Dollar[1]	2,500,000	(430)
10/02/2015	Indonesian Rupiah	290,990,000,000	Japanese Yen[6]	2,645,604,145	2,190,334
1/04/2016	Indonesian Rupiah	290,990,000,000	Japanese Yen[6]	2,263,104,681	(273,662)
10/02/2015	Japanese Yen	2,375,428,571	Indonesian Rupiah[6]	290,990,000,000	61,786
10/28/2015	Norwegian Krone	166,120,000	Euro[1]	18,525,912	1,203,953
12/16/2015	Swedish Krona	50,000,000	Euro[1]	5,313,424	(39,641)
10/28/2015	Swedish Krona	83,500,000	Norwegian Krone[1]	80,059,062	(581,683)

Total					$2,566,282

1 Counterparty is Credit Suisse International.

2 Counterparty is Deutsche Bank AG.

3 Counterparty is Citibank N.A.

4 Counterparty is UBS AG.

5 Counterparty is Morgan Stanley & Co.

6 Counterparty is Bank of America, N.A.

At September 30, 2015, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/31/2015	1,035	$124,733,672	$927,936
Ultra Long U.S. Treasury Bond	12/21/2015	169	27,108,656	344,356

Total				$1,272,292

At September 30, 2015, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	12/21/2015	1,153	$148,430,734	$(1,816,894)
30 Year U.S. Treasury Bond	12/21/2015	261	41,066,719	(732,514)

Total				$(2,549,408)

Industry Summary at September 30, 2015

Treasuries	39.4%
Banking	8.6
Mortgage Related	6.8
Local Authorities	4.6
Non-Agency Commercial Mortgage-Backed Securities	3.4
Government Owned — No Guarantee	3.1
ABS Other	2.6
Wirelines	2.2
ABS Home Equity	2.0
Automotive	2.0
Other Investments, less than 2% each	24.0
Short-Term Investments	5.9

Total Investments	104.6
Other assets less liabilities (including forward foreign currency contracts and futures contracts)	(4.6)

Net Assets	100.0%

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Bond Fund – continued

Currency Exposure Summary at September 30, 2015

United States Dollar	49.5%
Euro	16.4
Japanese Yen	13.5
British Pound	6.1
Canadian Dollar	3.6
Mexican Peso	3.3
Australian Dollar	3.2
Norwegian Krone	2.6
Other, less than 2% each	6.4

Total Investments	104.6
Other assets less liabilities (including forward foreign currency contracts and futures contracts)	(4.6)

Net Assets	100.0%

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Inflation Protected Securities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 96.5% of Net Assets

	Treasuries – 96.5%
$1,482,707	U.S. Treasury Inflation Indexed Bond, 0.750%, 2/15/2045(b)	$1,285,805
1,683,456	U.S. Treasury Inflation Indexed Bond, 1.375%, 2/15/2044(b)(c)	1,708,072
3,011,747	U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032(b)	4,127,193
2,199,960	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2019(b)	2,192,456
19,734,872	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020(b)	19,607,680
2,112,398	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2024(b)	2,015,470
8,161,560	U.S. Treasury Inflation Indexed Note, 0.250%, 1/15/2025(b)	7,822,668
2,712,167	U.S. Treasury Inflation Indexed Note, 0.375%, 7/15/2025(b)	2,641,927

	Total Bonds and Notes
	(Identified Cost $42,360,979)	41,401,271

Notional Amount

Purchased Swaptions – 0.1%

	Interest Rate Swaptions – 0.1%
2,500,000	10-year Interest Rate Swap Call, expiring 9/19/2016, Pay 2.570%, Receive 3-month LIBOR(d) (Identified Cost $77,000)	47,049

Principal Amount

Short-Term Investments – 3.8%
1,621,022	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $1,621,022 on 10/01/2015 collateralized by $1,655,000 U.S. Treasury Note, 1.750% due 3/31/2022 valued at $1,655,000 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,621,022)	1,621,022

	Total Investments – 100.4%
	(Identified Cost $44,059,001)(a)	43,069,342
	Other assets less liabilities—(0.4)%	(171,032)

	Net Assets – 100.0%	$42,898,310

Notional Amount	Description	Value (†)

Written Swaptions – (0.0%)

	Interest Rate Swaptions – (0.0%)
$2,500,000	10-year Interest Rate Swap Call, expiring 9/19/2016, Pay 3-month LIBOR, Receive 3.070%(d) (Premiums Received $34,250)	$(18,292)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2015, the net unrealized depreciation on investments based on a cost of $44,237,263 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$—
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,167,921)

	Net unrealized depreciation	$(1,167,921)

(b)	Treasury Inflation Protected Security (TIPS).
(c)	A portion of this security has been designated to cover the Fund’s obligations under open swaptions.
(d)	Counterparty is Bank of America, N.A.

LIBOR	London Interbank Offered Rate

Industry Summary at September 30, 2015

Treasuries	96.5%
Interest Rate Swaptions	0.1
Short-Term Investments	3.8

Total Investments	100.4
Other assets less liabilities (including open written swaptions)	(0.4)

Net Assets	100.0%

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Institutional High Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 79.4% of Net Assets

Non-Convertible Bonds – 69.0%

	Aerospace & Defense – 2.4%
$3,220,000	Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021	$3,332,700
345,000	Bombardier, Inc., 6.125%, 1/15/2023, 144A	253,575
135,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	75,745
2,175,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	1,457,250
1,900,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	1,824,000
5,200,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	5,486,000
2,610,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A	2,094,525
625,000	TransDigm, Inc., 6.500%, 5/15/2025, 144A	587,500

		15,111,295

	Airlines – 3.2%
4,890,000	Air Canada, 7.625%, 10/01/2019, 144A, (CAD)	3,893,312
4,080,000	Air Canada, 7.750%, 4/15/2021, 144A	4,294,200
384,871	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	395,455
810,000	Allegiant Travel Co., 5.500%, 7/15/2019	811,519
429,303	American Airlines Pass Through Trust, Series 2013-2, Class C, 6.000%, 1/15/2017, 144A	441,384
258,300	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	281,547
45,526	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	48,258
62,825	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	62,982
238,585	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	269,601
385,000	United Airlines Pass Through Trust, Series 2014-1, Class B, 4.750%, 10/11/2023	385,963
1,150,000	United Continental Holdings, Inc., 6.375%, 6/01/2018	1,207,500
302,761	US Airways Pass Through Trust, Series 2010-1B, Class B, 8.500%, 10/22/2018	314,995
1,315,210	US Airways Pass Through Trust, Series 2011-1B, Class B, 9.750%, 4/22/2020	1,492,764
268,097	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	300,939

	Airlines – continued
$1,472,744	US Airways Pass Through Trust, Series 2012-1C, Class C, 9.125%, 10/01/2015	$1,472,891
2,175,538	US Airways Pass Through Trust, Series 2013-1, Class B, 5.375%, 5/15/2023	2,246,243
1,750,000	Virgin Australia Holdings Ltd., 8.500%, 11/15/2019, 144A	1,798,125
219,302	Virgin Australia Pass Through Trust, Series 2013-1B, 6.000%, 4/23/2022, 144A	224,784
350,881	Virgin Australia Pass Through Trust, Series 2013-1C, 7.125%, 10/23/2018, 144A	356,144

		20,298,606

	Automotive – 1.1%
1,000,000	American Axle & Manufacturing, Inc., 6.625%, 10/15/2022	1,005,000
15,000	Ford Motor Co., 6.375%, 2/01/2029	16,728
95,000	Ford Motor Co., 6.625%, 2/15/2028	107,325
230,000	Ford Motor Co., 7.125%, 11/15/2025	273,612
40,000	Ford Motor Co., 7.500%, 8/01/2026	48,305
2,090,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	2,184,050
3,505,000	Lear Corp., 5.375%, 3/15/2024	3,505,000

		7,140,020

	Banking – 2.0%
2,700,000	Banco Santander Brasil S.A., 8.000%, 3/18/2016, 144A, (BRL)	646,992
915,000	Bank of America Corp., Series K, (fixed rate to 1/30/2018, variable rate thereafter), 8.000%(b)	956,175
4,520,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	3,028,535
11,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	708,355
1,700,000	Lloyds Banking Group PLC, (fixed rate to 10/01/2015, variable rate thereafter), 5.920%, 144A(b)	1,700,000
160,000	RBS Capital Trust II, (fixed rate to 1/03/2034, variable rate thereafter), 6.425%(b)	176,000
3,545,000	Royal Bank of Scotland Group PLC, 4.700%, 7/03/2018	3,671,992
105,000	Royal Bank of Scotland Group PLC, 5.250%, (EUR)(b)	116,154
1,545,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(b)	1,716,473
85,000	Royal Bank of Scotland Group PLC, (fixed rate to 9/30/2017, variable rate thereafter), 7.640%(b)	90,525

		12,811,201

	Brokerage – 0.5%
350,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	318,500
1,615,000	Jefferies Group LLC, 6.250%, 1/15/2036	1,523,089

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Brokerage – continued
$1,045,000	Jefferies Group LLC, 6.450%, 6/08/2027	$1,084,161

		2,925,750

	Building Materials – 1.4%
4,325,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	3,168,062
670,000	Masco Corp., 6.500%, 8/15/2032	686,750
3,245,000	NCI Building Systems, Inc., 8.250%, 1/15/2023, 144A	3,399,137
1,225,000	Owens Corning, 7.000%, 12/01/2036	1,434,843

		8,688,792

	Cable Satellite – 1.4%
125,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	115,312
60,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	55,314
70,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025, 144A	63,788
2,215,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	2,115,325
300,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027, 144A	278,250
1,215,000	CSC Holdings LLC, 5.250%, 6/01/2024	958,331
1,390,000	DISH DBS Corp., 5.000%, 3/15/2023	1,164,125
2,686,000	DISH DBS Corp., 5.875%, 11/15/2024	2,281,421
1,770,000	Intelsat Luxembourg S.A., 7.750%, 6/01/2021	1,168,200
980,000	Intelsat Luxembourg S.A., 8.125%, 6/01/2023	637,000
170,000	Time Warner Cable, Inc., 4.500%, 9/15/2042	134,406

		8,971,472

	Chemicals – 2.6%
1,025,000	Aruba Investments, Inc., 8.750%, 2/15/2023, 144A	1,025,000
4,043,000	Hercules, Inc., 6.500%, 6/30/2029	3,729,667
2,564,000	Hexion, Inc., 7.875%, 2/15/2023(c)	1,358,920
3,687,000	Hexion, Inc., 8.875%, 2/01/2018	2,949,600
2,641,000	Hexion, Inc., 9.200%, 3/15/2021(c)	1,710,048
3,190,000	Hexion, Inc./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	1,914,000
1,405,000	INEOS Group Holdings S.A., 5.875%, 2/15/2019, 144A	1,306,650
2,971,000	TPC Group, Inc., 8.750%, 12/15/2020, 144A	2,540,205

		16,534,090

	Construction Machinery – 0.4%
370,000	United Rentals North America, Inc., 5.500%, 7/15/2025	345,950
2,320,000	United Rentals North America, Inc., 5.750%, 11/15/2024	2,221,400

		2,567,350

	Consumer Cyclical Services – 0.3%
135,000	ServiceMaster Co. LLC (The), 7.100%, 3/01/2018	136,350

	Consumer Cyclical Services – continued
$1,902,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	$1,911,510

		2,047,860

	Electric – 0.8%
455,000	AES Corp. (The), 5.500%, 3/15/2024	403,358
200,000	AES Corp. (The), 5.500%, 4/15/2025	177,000
1,423,000	DPL, Inc., 6.750%, 10/01/2019	1,476,362
340,000	Dynegy, Inc., 7.375%, 11/01/2022	342,975
665,000	Dynegy, Inc., 7.625%, 11/01/2024	671,650
1,100,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	1,144,550
1,000,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	1,062,500

		5,278,395

	Environmental – 0.1%
536,000	ADS Waste Holdings, Inc., 8.250%, 10/01/2020	534,660

	Finance Companies – 2.9%
1,000,000	AGFC Capital Trust I, (fixed rate to 1/15/2017, variable rate thereafter), 6.000%, 1/15/2067, 144A	760,000
250,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	165,211
970,000	General Electric Capital Corp., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	638,532
240,000	International Lease Finance Corp., 4.625%, 4/15/2021	241,200
15,000	International Lease Finance Corp., 5.875%, 8/15/2022	15,975
60,000	International Lease Finance Corp., 6.250%, 5/15/2019	63,900
300,000	International Lease Finance Corp., 8.250%, 12/15/2020	351,000
3,980,000	iStar, Inc., 4.875%, 7/01/2018	3,850,650
1,190,000	iStar, Inc., 5.000%, 7/01/2019	1,130,500
840,000	iStar, Inc., 5.850%, 3/15/2017	856,800
1,984,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	1,855,040
885,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	889,425
815,000	Navient Corp., MTN, 6.125%, 3/25/2024	652,000
875,000	Navient LLC, MTN, 7.250%, 1/25/2022	765,625
115,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	109,825
5,550,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033(c)	3,593,625
1,040,000	Oxford Finance LLC/Oxford Finance Co-Issuer, Inc., 7.250%, 1/15/2018, 144A	1,058,200
765,000	Springleaf Finance Corp., 5.250%, 12/15/2019	747,787
805,000	Springleaf Finance Corp., 8.250%, 10/01/2023	877,450

		18,622,745

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Food & Beverage – 0.4%
$1,350,000	DS Services of America, Inc., 10.000%, 9/01/2021, 144A	$1,550,813
1,081,000	Wells Enterprises, Inc., 6.750%, 2/01/2020, 144A	1,102,620

		2,653,433

	Government Guaranteed – 0.5%
4,720,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	3,254,852

	Government Owned – No Guarantee – 0.2%
900,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	551,250
75,000(††)	Petroleos Mexicanos, 7.650%, 11/24/2021, 144A, (MXN)	447,472

		998,722

	Healthcare – 5.9%
1,080,000	BioScrip, Inc., 8.875%, 2/15/2021	831,600
2,825,000	HCA, Inc., 5.875%, 5/01/2023	2,930,937
1,065,000	HCA, Inc., 7.050%, 12/01/2027	1,102,275
970,000	HCA, Inc., 7.500%, 12/15/2023	1,081,550
4,660,000	HCA, Inc., 7.500%, 11/06/2033	4,916,300
1,815,000	HCA, Inc., 7.690%, 6/15/2025	2,014,650
375,000	HCA, Inc., 8.360%, 4/15/2024	433,125
2,945,000	HCA, Inc., MTN, 7.580%, 9/15/2025	3,224,775
3,875,000	HCA, Inc., MTN, 7.750%, 7/15/2036	4,107,500
2,475,000	Hologic, Inc., 5.250%, 7/15/2022, 144A	2,499,750
600,000	Kindred Healthcare, Inc., 8.000%, 1/15/2020, 144A	636,000
540,000	Tenet Healthcare Corp., 5.000%, 3/01/2019	522,450
1,070,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	1,061,975
8,644,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	7,779,600
1,323,000	Universal Health Services, Inc., 3.750%, 8/01/2019, 144A	1,339,538
2,554,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	2,605,080

		37,087,105

	Home Construction – 1.2%
300,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	275,250
882,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	621,810
595,000	K. Hovnanian Enterprises, Inc., 8.000%, 11/01/2019, 144A	426,913
4,885,000	Lennar Corp., 4.500%, 6/15/2019	4,938,735
400,000	PulteGroup, Inc., 6.000%, 2/15/2035	392,000
1,000,000	TRI Pointe Holdings, Inc., 5.875%, 6/15/2024	980,000

		7,634,708

	Independent Energy – 4.8%
4,910,000	Bellatrix Exploration Ltd., 8.500%, 5/15/2020, 144A	3,829,800
1,050,000	Bonanza Creek Energy, Inc., 5.750%, 2/01/2023	682,500

	Independent Energy – continued
$220,000	Bonanza Creek Energy, Inc., 6.750%, 4/15/2021	$153,450
370,000	California Resources Corp., 5.000%, 1/15/2020	237,954
6,115,000	California Resources Corp., 5.500%, 9/15/2021	3,730,150
995,000	California Resources Corp., 6.000%, 11/15/2024	592,647
1,000,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	652,500
150,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	156,943
6,850,000	Eclipse Resources Corp., 8.875%, 7/15/2023, 144A	5,514,250
500,000	Halcon Resources Corp., 9.750%, 7/15/2020	170,000
405,000	Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.750%, 4/01/2022	321,724
2,400,000	Noble Energy, Inc., 5.625%, 5/01/2021	2,414,400
1,075,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A(d)	55
400,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A(d)	36
830,000	QEP Resources, Inc., 5.250%, 5/01/2023	693,880
1,570,000	Rex Energy Corp., 6.250%, 8/01/2022	628,000
3,680,000	Rex Energy Corp., 8.875%, 12/01/2020	1,913,600
2,241,000	RSP Permian, Inc., 6.625%, 10/01/2022	2,151,360
1,140,000	Sanchez Energy Corp., 6.125%, 1/15/2023	763,800
500,000	SM Energy Co., 5.000%, 1/15/2024	423,125
572,000	SM Energy Co., 6.125%, 11/15/2022	529,672
1,000,000	Ultra Petroleum Corp., 5.750%, 12/15/2018, 144A	720,000
700,000	Ultra Petroleum Corp., 6.125%, 10/01/2024, 144A	399,000
3,011,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	2,619,570
950,000	WPX Energy, Inc., 5.250%, 1/15/2017	945,250

		30,243,666

	Industrial Other – 0.5%
635,000	Cleaver-Brooks, Inc., 8.750%, 12/15/2019, 144A	600,075
1,845,000	Permian Holdings, Inc., 10.500%, 1/15/2018, 144A	1,023,975
1,340,000	Transfield Services Ltd., 8.375%, 5/15/2020, 144A	1,378,525

		3,002,575

	Integrated Energy – 0.1%
1,075,000	Pacific Exploration and Production Corp., 5.125%, 3/28/2023, 144A	370,875
625,000	Pacific Exploration and Production Corp., 5.625%, 1/19/2025, 144A	218,563

		589,438

	Life Insurance – 1.3%
457,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	604,382
4,400,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 144A(b)	4,688,772

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Life Insurance – continued
$280,000	MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	$386,400
1,530,000	MetLife, Inc., 10.750%, 8/01/2069	2,386,800

		8,066,354

	Local Authorities – 0.3%
2,095,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	1,604,917

	Media Entertainment – 0.5%
1,000,000	iHeartCommunications, Inc., 9.000%, 3/01/2021	840,250
1,890,000	iHeartCommunications, Inc., 9.000%, 9/15/2022	1,549,800
739,000	R.R. Donnelley & Sons Co., 7.625%, 6/15/2020	766,557

		3,156,607

	Metals & Mining – 3.5%
4,146,853	1839688 Alberta ULC, PIK, 14.000%, 2/13/2020(c)(e)(f)	1,326,993
500,000	AK Steel Corp., 7.625%, 10/01/2021	268,750
5,685,000	Barminco Finance Pty Ltd., 9.000%, 6/01/2018, 144A	4,135,837
1,880,000	Barrick Gold Corp., 5.250%, 4/01/2042	1,471,944
540,000	Cliffs Natural Resources, Inc., 6.250%, 10/01/2040	156,600
439,000	Emeco Pty Ltd., 9.875%, 3/15/2019, 144A	230,475
945,000	Essar Steel Algoma, Inc., 9.500%, 11/15/2019, 144A	519,750
290,000	First Quantum Minerals Ltd., 7.250%, 10/15/2019, 144A	203,000
4,530,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	2,808,600
3,960,000	Hecla Mining Co., 6.875%, 5/01/2021	3,187,800
535,000	Lundin Mining Corp., 7.500%, 11/01/2020, 144A	517,613
1,860,000	Lundin Mining Corp., 7.875%, 11/01/2022, 144A	1,785,600
800,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	640,000
2,770,000	United States Steel Corp., 6.650%, 6/01/2037	1,968,085
3,680,000	United States Steel Corp., 7.500%, 3/15/2022	2,907,200

		22,128,247

	Midstream – 1.4%
800,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022, 144A	760,000
2,545,000	Gibson Energy, Inc., 5.375%, 7/15/2022, 144A, (CAD)	1,811,727
5,415,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	5,286,935
764,273	Transportadora de Gas del Sur S.A., 9.625%, 5/14/2020, 144A	762,363

		8,621,025

	Non-Agency Commercial Mortgage-Backed Securities – 0.3%
$320,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.989%, 8/10/2045(g)	$321,083
1,440,000	Motel 6 Trust, Series 2015-M6MZ, Class M, 8.230%, 2/05/2020, 144A(c)	1,451,808

		1,772,891

	Oil Field Services – 1.6%
1,790,000	Basic Energy Services, Inc., 7.750%, 10/15/2022	836,825
3,255,000	FTS International, Inc., 6.250%, 5/01/2022	1,009,050
5,215,000	Hercules Offshore, Inc., 6.750%, 4/01/2022, 144A(h)	1,043,000
3,430,000	Hercules Offshore, Inc., 8.750%, 7/15/2021, 144A(d)	720,300
250,000	Hercules Offshore, Inc., 10.250%, 4/01/2019, 144A(h)	52,500
1,330,000	Paragon Offshore PLC, 6.750%, 7/15/2022, 144A	172,900
3,072,000	Paragon Offshore PLC, 7.250%, 8/15/2024, 144A	480,000
6,050,000	Pioneer Energy Services Corp., 6.125%, 3/15/2022	3,418,250
4,675,000	Sidewinder Drilling, Inc., 9.750%, 11/15/2019, 144A(c)(f)	1,916,750
530,000	Transocean, Inc., 6.800%, 3/15/2038	328,600

		9,978,175

	Packaging – 1.1%
335,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.000%, 6/30/2021, 144A	319,925
4,050,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.250%, 2/15/2021	4,039,875
1,830,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	1,857,450
510,000	Sealed Air Corp., 6.875%, 7/15/2033, 144A	511,275

		6,728,525

	Pharmaceuticals – 0.1%
204,000	Valeant Pharmaceuticals International, Inc., 5.500%, 3/01/2023, 144A	193,800
547,000	Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/2023, 144A	522,727

		716,527

	Property & Casualty Insurance – 0.7%
1,920,000	MBIA Insurance Corp., 11.549%, 1/15/2033, 144A(g)(h)	873,600
3,245,000	Sirius International Group, (fixed rate to 6/30/2017, variable rate thereafter), 7.506%, 144A(b)	3,277,450

		4,151,050

	Railroads – 0.6%
4,000,000	Hellenic Railways Organization S.A., EMTN, 0.247%, 5/24/2016, (EUR)(c)(g)	3,799,158

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Railroads – continued
$314,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	$289,151
30,000	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(c)	30,000

		4,118,309

	REITs – Office Property – 0.1%
470,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	500,270

	Restaurants – 0.1%
405,000	Wagamama Finance PLC, 7.875%, 2/01/2020, 144A, (GBP)	640,999

	Retailers – 2.3%
950,000	Dillard’s, Inc., 7.000%, 12/01/2028	1,076,831
1,895,000	Dillard’s, Inc., 7.750%, 7/15/2026	2,218,346
125,000	Dillard’s, Inc., 7.750%, 5/15/2027	146,592
1,679,000	Foot Locker, Inc., 8.500%, 1/15/2022(f)	1,843,065
500,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022	492,500
1,215,000	J.C. Penney Corp., Inc., 5.650%, 6/01/2020	1,093,500
1,520,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	1,463,000
165,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	114,262
1,975,000	J.C. Penney Corp., Inc., 8.125%, 10/01/2019	1,975,000
3,120,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	1,092,000
4,890,000	Toys “R” Us, Inc., 7.375%, 10/15/2018	3,126,544

		14,641,640

	Supermarkets – 3.9%
5,060,000	New Albertson’s, Inc., 7.450%, 8/01/2029	4,958,800
2,170,000	New Albertson’s, Inc., 7.750%, 6/15/2026	2,072,350
9,470,000	New Albertson’s, Inc., 8.000%, 5/01/2031	9,280,600
5,625,000	New Albertson’s, Inc., 8.700%, 5/01/2030	5,681,250
1,100,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	946,000
1,570,000	SUPERVALU, Inc., 7.750%, 11/15/2022	1,570,000

		24,509,000

	Supranational – 0.0%
4,500,000,000	European Bank for Reconstruction & Development, 7.200%, 6/08/2016, (IDR)	290,592

	Technology – 3.3%
1,245,000	Advanced Micro Devices, Inc., 7.000%, 7/01/2024	771,900
455,000	Advanced Micro Devices, Inc., 7.750%, 8/01/2020	294,613

	Technology – continued
$11,350,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	$11,236,500
4,210,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	4,210,000
3,420,000	Amkor Technology, Inc., 6.375%, 10/01/2022	3,161,362
1,000,000	Micron Technology, Inc., 5.500%, 2/01/2025	917,500
12,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	12,561

		20,604,436

	Transportation Services – 0.6%
3,285,000	APL Ltd., 8.000%, 1/15/2024(c)	2,562,300
355,384	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 1/02/2016(f)	367,111
129,934	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(f)(i)	134,482
42,921	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016(f)	42,921
231,941	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(f)(i)	238,900
2,826	Atlas Air Pass Through Trust, Series 2000-1, Class C, 9.702%, 7/02/2011(f)(i)	2,925
740,000	Teekay Corp., 8.500%, 1/15/2020	725,200

		4,073,839

	Treasuries – 8.1%
2,385,000	Hellenic Republic Government Bond, 3.375%, 7/17/2017, 144A, (EUR)	2,364,706
350,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2024, (EUR)(j)	273,329
270,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2035, (EUR)(j)	176,849
170,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2036, (EUR)(j)	110,134
40,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2037, (EUR)(j)	25,759
490,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2038, (EUR)(j)	312,796
635,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2039, (EUR)(j)	403,868

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Treasuries – continued
60,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2040, (EUR)(j)	$38,113
1,540,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2041, (EUR)(j)	981,593
110,000(††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	722,947
310,000(††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	2,000,701
1,595,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	10,632,387
75,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	523,548
490,000(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	3,692,349
15,955,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	10,992,848
1,575,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	212,816
1,590,000	Norway Government Bond, 4.250%, 5/19/2017, 144A, (NOK)	197,984
2,260,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	301,877
4,170,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	851,986
48,865,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	259,590
24,750,000	Republic of Iceland, 7.250%, 10/26/2022, (ISK)	142,214
50,205,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	288,745
15,285,000	U.S. Treasury Note, 0.375%, 3/31/2016	15,299,933

		50,807,072

	Wireless – 1.0%
29,970,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	1,689,357
5,585,000	Sprint Capital Corp., 6.875%, 11/15/2028	4,007,237
215,000	Sprint Capital Corp., 8.750%, 3/15/2032	167,163
605,000	Sprint Communications, Inc., 6.000%, 11/15/2022	455,263
235,000	Sprint Corp., 7.125%, 6/15/2024	180,856

		6,499,876

	Wirelines – 5.5%
300,000	CenturyLink, Inc., 7.650%, 3/15/2042	229,500
1,495,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	1,132,463
385,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	359,975
2,595,000	Communications Sales & Leasing, Inc./CSL Capital LLC, 8.250%, 10/15/2023	2,218,725
1,120,000	Eircom Finance Ltd., 9.250%, 5/15/2020, 144A, (EUR)	1,341,635
1,620,000	FairPoint Communications, Inc., 8.750%, 8/15/2019, 144A	1,684,800

	Wirelines – continued
$1,570,000	Frontier Communications Corp., 6.875%, 1/15/2025	$1,240,300
465,000	Frontier Communications Corp., 7.000%, 11/01/2025	358,050
4,851,000	Frontier Communications Corp., 7.875%, 1/15/2027	3,977,820
902,000	Frontier Communications Corp., 8.750%, 4/15/2022	803,258
2,600,000	Frontier Communications Corp., 9.000%, 8/15/2031	2,145,000
1,160,000	Level 3 Communications, Inc., 5.750%, 12/01/2022	1,138,250
1,375,000	Level 3 Financing, Inc., 5.375%, 8/15/2022	1,337,187
200,000	Oi S.A., 5.750%, 2/10/2022, 144A	93,000
900,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	590,825
2,100,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	1,796,463
800,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	676,000
1,385,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	1,461,175
5,332,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	4,905,440
645,000	Qwest Corp., 7.250%, 9/15/2025	719,581
1,407,000	Qwest Corp., 7.250%, 10/15/2035	1,393,085
2,827,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	2,614,975
2,140,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	2,049,050
255,000	Windstream Services LLC, 7.500%, 4/01/2023	188,700

		34,455,257

	Total Non-Convertible Bonds
	(Identified Cost $479,931,632)	435,062,343

Convertible Bonds – 9.8%

	Building Materials – 1.8%
770,000	KB Home, 1.375%, 2/01/2019	715,137
2,295,000	Lennar Corp., 3.250%, 11/15/2021, 144A	4,720,528
3,510,000	Ryland Group, Inc. (The), 0.250%, 6/01/2019	3,222,619
2,050,000	Standard Pacific Corp., 1.250%, 8/01/2032	2,371,594

		11,029,878

	Consumer Cyclical Services – 0.1%
435,000	Jarden Corp., 1.125%, 3/15/2034	497,531

	Consumer Products – 0.5%
390,000	Euronet Worldwide, Inc., 1.500%, 10/01/2044, 144A	477,019
3,622,000	Iconix Brand Group, Inc., 1.500%, 3/15/2018	2,879,490

		3,356,509

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Diversified Manufacturing – 0.4%
$2,315,000	Trinity Industries, Inc., 3.875%, 6/01/2036	$2,730,253

	Healthcare – 0.3%
1,325,000	Hologic, Inc., (accretes to principal after 3/01/2018), 2.000%, 3/01/2042(j)	1,787,094

	Leisure – 0.3%
2,580,000	Rovi Corp., 0.500%, 3/01/2020, 144A	1,989,825

	Midstream – 1.2%
5,585,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	3,965,350
3,395,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	2,919,700
695,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	683,706
265,000	Whiting Petroleum Corp., 1.250%, 4/01/2020, 144A	215,810

		7,784,566

	Pharmaceuticals – 0.3%
225,000	BioMarin Pharmaceutical, Inc., 0.750%, 10/15/2018	290,672
310,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	416,563
660,000	Illumina, Inc., 0.250%, 3/15/2016	1,383,937

		2,091,172

	Property & Casualty Insurance – 1.6%
2,145,000	Jefferies Group LLC, 3.875%, 11/01/2029	2,179,856
6,533,000	Old Republic International Corp., 3.750%, 3/15/2018	7,545,615

		9,725,471

	Technology – 3.3%
7,895,000	Ciena Corp., 0.875%, 6/15/2017	7,786,444
4,140,000	Ciena Corp., 3.750%, 10/15/2018, 144A	5,177,587
3,595,000	Intel Corp., 3.250%, 8/01/2039	5,423,956
43,298	Liberty Media LLC, 3.500%, 1/15/2031	38,719
325,000	Micron Technology, Inc., Series G, 3.000%, 11/15/2043	273,203
989,000	Nuance Communications, Inc., 1.500%, 11/01/2035	1,018,052
830,000	Viavi Solutions, Inc., 0.625%, 8/15/2033	774,494

		20,492,455

	Total Convertible Bonds
	(Identified Cost $53,027,076)	61,484,754

Municipals – 0.6%

	District of Columbia – 0.1%
540,000	Metropolitan Washington Airports Authority, Series D, 8.000%, 10/01/2047	694,429

	Puerto Rico – 0.5%
$4,260,000	Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.000%, 7/01/2035	$3,195,000

	Total Municipals
	(Identified Cost $4,092,659)	3,889,429

	Total Bonds and Notes
	(Identified Cost $537,051,367)	500,436,526

Loan Participations – 0.1%

	ABS Other – 0.1%
698,307	Rise Ltd., Series 2014-1, Class B, 6.500%, 2/15/2039(c)(g) (Identified Cost $703,544)	701,799

Senior Loans – 2.1%

	Chemicals – 0.4%
544,936	Emerald Performance Materials LLC, New 1st Lien Term Loan, 4.500%, 8/01/2021(g)	540,849
235,214	Emerald Performance Materials LLC, New 2nd Lien Term Loan, 7.750%, 8/01/2022(g)	232,469
1,610,000	Houghton International, Inc., New 2nd Lien Term Loan, 9.750%, 12/20/2020(g)	1,593,900

		2,367,218

	Diversified Manufacturing – 0.3%
515,071	Ameriforge Group, Inc., 1st Lien Term Loan, 5.000%, 12/19/2019(g)	351,536
2,562,682	Ameriforge Group, Inc., 2nd Lien Term Loan, 8.750%, 12/19/2020(g)	1,473,542

		1,825,078

	Finance Companies – 0.5%
2,892,428	iStar Financial, Inc., Add on Term Loan A2, 7.000%, 3/19/2017(g)	2,950,277

	Financial Other – 0.1%
736,300	DBRS Ltd., Term Loan, 6.250%, 3/04/2022(g)	734,459

	Media Entertainment – 0.0%
46,466	SuperMedia, Inc., Exit Term Loan, 11.600%, 12/30/2016(g)	24,859

	Oil Field Services – 0.1%
436,364	FTS International, Inc., New Term Loan B, 5.750%, 4/16/2021(g)	132,218
158,386	Petroleum Geo-Services ASA, New Term Loan B, 3.250%, 3/19/2021(g)	117,008
95,596	UTEX Industries, Inc., 2nd Lien Term Loan 2014, 8.250%, 5/22/2022(g)	76,317

		325,543

	Other Utility – 0.1%
412,038	PowerTeam Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(g)	406,546
325,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(g)	308,750

		715,296

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Senior Loans – continued

	Property & Casualty Insurance – 0.0%
$158,400	CGSC of Delaware Holding Corp., 2nd Lien Term Loan C, 8.250%, 10/16/2020(g)	$133,056

	Retailers – 0.1%
545,945	J.C. Penney Corp., Inc., New Term Loan, 5.000%, 6/20/2019(g)	543,412
315,995	Toys ‘R’ Us Property Co. I LLC, New Term Loan B, 6.000%, 8/21/2019(g)	287,556

		830,968

	Supermarkets – 0.2%
900,355	Supervalu, Inc., Refi Term Loan B, 4.500%, 3/21/2019(g)	900,733

	Technology – 0.0%
128,399	IQOR U.S., Inc., 2nd Lien Term Loan, 9.750%, 4/01/2022(g)	98,867

	Transportation Services – 0.0%
174,579	OSG Bulk Ships, Inc., Exit Term Loan, 5.250%, 8/05/2019(g)	172,615

	Wirelines – 0.3%
731,250	Fairpoint Communications, Inc., Refi Term Loan, 7.500%, 2/14/2019(g)	732,924
725,599	Hawaiian Telcom Communications, Inc., Term Loan B, 5.000%, 6/06/2019(g)	723,335
532,532	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/21/2020(g)	528,762

		1,985,021

	Total Senior Loans
	(Identified Cost $14,314,683)	13,063,990

Shares

Common Stocks – 11.1%

	Airlines – 0.5%
52,244	United Continental Holdings, Inc.(h)	2,771,544

	Automobiles – 1.9%
876,900	Ford Motor Co.	11,899,533

	Chemicals – 1.1%
156,958	Dow Chemical Co. (The)	6,655,019
4,302	PPG Industries, Inc.	377,243

		7,032,262

	Containers & Packaging – 0.1%
40,621	Owens-Illinois, Inc.(h)	841,667

	Diversified Telecommunication Services – 0.2%
2,627	Hawaiian Telcom Holdco, Inc.(h)	54,589
117,962	Telefonica S.A., Sponsored ADR	1,420,262

		1,474,851

	Electronic Equipment, Instruments & Components – 3.1%
1,119,766	Corning, Inc.	$19,170,394

	Food Products – 0.0%
3,100	ConAgra Foods, Inc.	125,581

	Household Durables – 0.0%
6,775	KB Home	91,801

	Multi-Utilities – 0.1%
10,224	CMS Energy Corp.	361,112

	Oil, Gas & Consumable Fuels – 0.4%
2,846	Chesapeake Energy Corp.	20,861
82,985	Repsol YPF S.A., Sponsored ADR	966,775
33,796	Royal Dutch Shell PLC, Sponsored ADR	1,601,593

		2,589,229

	Pharmaceuticals – 0.6%
64,900	Bristol-Myers Squibb Co.	3,842,080

	REITs – Apartments – 0.0%
6,185	Apartment Investment & Management Co., Class A	228,969

	REITs – Shopping Centers – 0.0%
7,868	DDR Corp.	121,010

	Semiconductors & Semiconductor Equipment – 2.9%
603,280	Intel Corp.	18,182,859

	Trading Companies & Distributors – 0.2%
20,913	United Rentals, Inc.(h)	1,255,826

	Total Common Stocks
	(Identified Cost $55,269,690)	69,988,718

Preferred Stocks – 1.7%

Convertible Preferred Stocks – 1.4%

	Banking – 0.0%
138	Wells Fargo & Co., Series L, Class A, 7.500%	161,184

	Communications – 0.0%
191	Cincinnati Bell, Inc., 6.750%	9,162

	Electric – 0.1%
17,119	AES Trust III, 6.750%	849,445

	Energy – 0.5%
60,742	El Paso Energy Capital Trust I, 4.750%	2,976,358

	Metals & Mining – 0.2%
129,203	ArcelorMittal, 6.000%	1,062,049
7,229	Cliffs Natural Resources, Inc., 7.000%	17,349

		1,079,398

	Midstream – 0.3%
12,537	Chesapeake Energy Corp., 5.000%	631,551
190	Chesapeake Energy Corp., Series A, 5.750%, 144A	75,050
3,000	Chesapeake Energy Corp., 5.750%, 144A	1,196,250

		1,902,851

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Institutional High Income Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	REITs – Diversified – 0.3%
15	Crown Castle International Corp., Series A, 4.500%	$1,528
35,615	Weyerhaeuser Co., Series A, 6.375%	1,699,192

		1,700,720

	Total Convertible Preferred Stocks
	(Identified Cost $12,318,944)	8,679,118

Non-Convertible Preferred Stocks – 0.3%

	Banking – 0.1%
18,000	Bank of America Corp., 6.375%	454,320
7,075	Countrywide Capital IV, 6.750%	179,493

		633,813

	Finance Companies – 0.1%
5,300	iStar, Inc., Series F, 7.800%	124,603
2,575	iStar, Inc., Series G, 7.650%	60,641
12,475	SLM Corp., Series A, 6.970%	551,395

		736,639

	Home Construction – 0.1%
96,887	Hovnanian Enterprises, Inc., 7.625%(h)	426,303

	REITs – Warehouse/Industrials – 0.0%
3,363	ProLogis, Inc., Series Q, 8.540%	215,232

	Total Non-Convertible Preferred Stocks
	(Identified Cost $1,932,685)	2,011,987

	Total Preferred Stocks
	(Identified Cost $14,251,629)	10,691,105

Warrants – 0.0%
34,303	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(c)(f)(h) (Identified Cost $0)	—

Principal Amount (‡)

Short-Term Investments – 4.1%
$94,385	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2015 at 0.000% to be repurchased at $94,385 on 10/01/2015 collateralized by $94,600 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $96,321 including accrued interest (Note 2 of Notes to Financial Statements)	94,385
$26,093,750	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $26,093,757 on 10/01/2015 collateralized by $25,200,000 U.S. Treasury Bond, 3.125% due 2/15/2042 valued at $26,617,500 including accrued interest interest (Note 2 of Notes to Financial Statements)	$26,093,750

	Total Short-Term Investments
	(Identified Cost $26,188,135)	26,188,135

	Total Investments – 98.5%
	(Identified Cost $647,779,048)(a)	621,070,273
	Other assets less liabilities—1.5%	9,351,885

	Net Assets – 100.0%	$630,422,158

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2015, the net unrealized depreciation on investments based on a cost of $656,333,108 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$55,231,978
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(90,494,813)

	Net unrealized depreciation	$(35,262,835)

(b)	Perpetual bond with no specified maturity date.
(c)	Illiquid security. At September 30, 2015, the value of these securities amounted to $18,740,552 or 3.0% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. See Note 2 of Notes to Financial Statements.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended September 30, 2015, interest payments were made in additional debt securities.
(f)	Fair valued by the Fund’s adviser. At September 30, 2015, the value of these securities amounted to $5,873,147 or 0.9% of net assets. See Note 2 of Notes to Financial Statements.
(g)	Variable rate security. Rate as of September 30, 2015 is disclosed.
(h)	Non-income producing security.
(i)	Maturity has been extended under the terms of a plan of reorganization.
(j)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the value of Rule 144A holdings amounted to $125,524,242 or 19.9% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Institutional High Income Fund – continued

EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
GO	General Obligation
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2015

Treasuries	8.1%
Technology	6.6
Healthcare	6.2
Wirelines	5.8
Independent Energy	4.8
Chemicals	4.1
Supermarkets	4.1
Metals & Mining	3.7
Airlines	3.7
Finance Companies	3.5
Building Materials	3.2
Electronic Equipment, Instruments & Components	3.1
Midstream	2.9
Semiconductors & Semiconductor Equipment	2.9
Retailers	2.4
Aerospace & Defense	2.4
Property & Casualty Insurance	2.3
Banking	2.1
Other Investments, less than 2% each	22.5
Short-Term Investments	4.1

Total Investments	98.5
Other assets less liabilities (including forward foreign currency contracts)	1.5

Net Assets	100.0%

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Intermediate Duration Bond Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 98.2% of Net Assets

Non-Convertible Bonds – 97.9%

	ABS Car Loan – 9.0%
$195,000	Ally Master Owner Trust, Series 2014-1, Class A2, 1.290%, 1/15/2019	$195,237
100,000	AmeriCredit Automobile Receivables Trust, Series 2014-1, Class B, 1.680%, 7/08/2019	99,667
165,000	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C, 2.470%, 11/09/2020	166,955
190,000	AmeriCredit Automobile Receivables Trust, Series 2015-2, Class C, 2.400%, 1/08/2021	190,847
420,000	AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.730%, 3/08/2021	421,946
210,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 2.460%, 7/20/2020, 144A	213,078
137,666	California Republic Auto Receivables Trust, Series 2013-2, Class A2, 1.230%, 3/15/2019	137,706
96,183	California Republic Auto Receivables Trust, Series 2014-1, Class A3, 0.850%, 5/15/2018	96,132
155,000	Capital Auto Receivables Asset Trust, Series 2014-2, Class A3, 1.260%, 5/21/2018	155,149
415,000	Capital Auto Receivables Asset Trust, Series 2015-1, Class A3, 1.610%, 6/20/2019	416,185
510,000	Capital Auto Receivables Asset Trust, Series 2015-3, Class A3, 1.940%, 1/21/2020	514,036
22,329	CarFinance Capital Auto Trust, Series 2014-1A, Class A, 1.460%, 12/17/2018, 144A	22,307
300,156	CarFinance Capital Auto Trust, Series 2014-2A, Class A, 1.440%, 11/16/2020, 144A	299,913
89,409	CarMax Auto Owner Trust, Series 2013-4, Class A3, 0.800%, 7/16/2018	89,399
100,000	CarMax Auto Owner Trust, Series 2014-1, Class A3, 0.790%, 10/15/2018	99,864
59,845	CPS Auto Receivables Trust, Series 2013-D, Class A, 1.540%, 7/16/2018, 144A	59,714
167,093	CPS Auto Receivables Trust, Series 2014-C, Class A, 1.310%, 2/15/2019, 144A	166,083
465,000	CPS Auto Receivables Trust, Series 2015-A, Class B, 2.790%, 2/16/2021, 144A	466,749
250,000	Credit Acceptance Auto Loan Trust, Series 2013-2A, Class A, 1.500%, 4/15/2021, 144A	250,185
345,000	Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A, 1.880%, 3/15/2022, 144A	345,004
275,000	Credit Acceptance Auto Loan Trust, Series 2015-1A, Class B, 2.610%, 1/17/2023, 144A	278,681
360,000	Drive Auto Receivables Trust, Series 2015-BA, Class C, 2.760%, 7/15/2021, 144A	360,966

	ABS Car Loan – continued
$120,000	DT Auto Owner Trust, Series 2015-2A, Class D, 4.250%, 2/15/2022, 144A	$121,613
155,000	Exeter Automobile Receivables Trust, Series 2014-1A, Class B, 2.420%, 1/15/2019, 144A	155,845
49,393	Exeter Automobile Receivables Trust, Series 2014-3A, Class A, 1.320%, 1/15/2019, 144A	49,354
275,000	Fifth Third Auto Trust, Series 2014-3, Class A3, 0.960%, 3/15/2019	275,041
176,120	First Investors Auto Owner Trust, Series 2013-3A, Class A3, 1.440%, 10/15/2019, 144A	176,411
100,000	First Investors Auto Owner Trust, Series 2014-1A, Class A3, 1.490%, 1/15/2020, 144A	99,966
52,126	Flagship Credit Auto Trust, Series 2013-1, Class A, 1.320%, 4/16/2018, 144A	52,118
325,000	Flagship Credit Auto Trust, Series 2015-2B, 3.080%, 12/15/2021, 144A	328,210
115,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.260%, 11/15/2025, 144A	116,714
230,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-2, Class A, 2.310%, 4/15/2026, 144A	233,278
595,000	NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A, 1.920%, 10/15/2019, 144A	598,115
34,685	Prestige Auto Receivables Trust, Series 2014-1A, Class A2, 0.970%, 3/15/2018, 144A	34,661
335,000	Prestige Auto Receivables Trust, Series 2015-1, Class A3, 1.530%, 2/15/2021, 144A	336,023
160,000	Santander Drive Auto Receivables Trust, Series 2014-5, Class C, 2.460%, 6/15/2020	160,769
375,000	Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.440%, 4/15/2021	375,535
175,000	Santander Drive Auto Receivables Trust, Series 2015-3, Class C, 2.740%, 1/15/2021	176,348
460,000	Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.970%, 3/15/2021	463,582
48,521	SMART Trust/Australia, Series 2012-4US, Class A3A, 0.970%, 3/14/2017	48,492
200,000	SMART Trust/Australia, Series 2013-1US, Class A4A, 1.050%, 10/14/2018(b)	199,923
260,000	SMART Trust/Australia, Series 2013-2US, Class A4A, 1.180%, 2/14/2019	257,645
370,000	World Omni Auto Receivables Trust, Series 2014-B, Class A3, 1.140%, 1/15/2020	370,434

		9,675,880

	ABS Credit Card – 1.6%
485,000	Bank of America Credit Card Trust, Series 2015-A2, Class A, 1.360%, 9/15/2020	485,886
415,000	Barclays Dryrock Issuance Trust, Series 2014-3, Class A, 2.410%, 7/15/2022	424,550

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Credit Card – continued
$260,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.880%, 1/23/2023	$271,692
560,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023	586,137

		1,768,265

	ABS Home Equity – 1.5%
228,242	Colony American Homes, Series 2014-1A, Class A, 1.400%, 5/17/2031, 144A(b)	225,521
36,328	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 4.518%, 7/25/2021(b)(c)	35,366
24,715	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)	25,151
260,000	Federal Home Loan Mortgage Corp., Series 2015-DN1, Class M2, 2.594%, 1/25/2025(b)	263,150
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 2.044%, 10/25/2027(b)	497,572
56,928	RBSSP Resecuritization Trust, Series 2010-3, Class 9A1, 5.500%, 2/26/2035, 144A	58,172
331,584	Towd Point Mortgage Trust, Series 2015-2, Class 1AE2, 2.750%, 11/25/2060, 144A	332,333
129,921	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, 2.685%, 6/25/2035(b)	130,815

		1,568,080

	ABS Other – 2.6%
66,051	Ascentium Equipment Receivables LLC, Series 2014-1A, Class A2, 1.040%, 1/10/2017, 144A	66,036
93,451	CCG Receivables Trust, Series 2014-1, Class A2, 1.060%, 11/15/2021, 144A	93,277
134,325	DB Master Finance LLC, Series 2015-1A, Class A2I, 3.262%, 2/20/2045, 144A	135,137
59,318	FRS I LLC, Series 2013-1A, Class A1, 1.800%, 4/15/2043, 144A	58,983
133,770	Global Container Assets Ltd., Series 2013-1A, Class A1, 2.200%, 11/05/2028, 144A	133,701
445,000	John Deere Owner Trust, Series 2014-B, Class A4, 1.500%, 6/15/2021	446,555
230,000	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A	229,982
385,000	OneMain Financial Issuance Trust, Series 2015-1A, Class A, 3.190%, 3/18/2026, 144A	388,880
430,000	Springleaf Funding Trust, Series 2013-BA, Class A, 3.920%, 1/16/2023, 144A	430,000
200,000	Springleaf Funding Trust, Series 2014-AA, Class A, 2.410%, 12/15/2022, 144A	200,086
231,458	TAL Advantage V LLC, Series 2014-1A, Class A, 3.510%, 2/22/2039, 144A	232,620

	ABS Other – continued
$91,437	TAL Advantage V LLC, Series 2014-2A, Class A2, 3.330%, 5/20/2039, 144A	$91,888
229,167	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A	232,316

		2,739,461

	ABS Student Loan – 1.9%
538,720	North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 1.076%, 7/25/2025(b)	534,873
251,749	SoFi Professional Loan Program LLC, Series 2015-A, Class A2, 2.420%, 3/25/2030, 144A	251,483
737,730	SoFi Professional Loan Program LLC, Series 2015-C, Class A2, 2.510%, 8/25/2033, 144A	739,024
497,158	South Carolina Student Loan Corp., Series 2010-1, Class A2, 1.295%, 7/25/2025(b)	492,654

		2,018,034

	Aerospace & Defense – 0.3%
215,000	Precision Castparts Corp., 3.250%, 6/15/2025	215,275
60,000	Rockwell Collins, Inc., 0.687%, 12/15/2016(b)	59,897

		275,172

	Agency Commercial Mortgage-Backed Securities – 6.2%
725,000	FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.974%, 1/25/2021	798,313
570,000	FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.320%, 2/25/2023(b)	605,722
785,000	FHLMC Multifamily Structured Pass Through Certificates, Series K042, Class A2, 2.670%, 12/25/2024	784,168
420,000	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	431,903
1,035,000	FHLMC Multifamily Structured Pass Through Certificates, Series K708, Class A2, 2.130%, 1/25/2019	1,057,310
360,000	FHLMC Multifamily Structured Pass Through Certificates, Series K709, Class A2, 2.086%, 3/25/2019	367,235
1,460,000	FHLMC Multifamily Structured Pass Through Certificates, Series K710, Class A2, 1.883%, 5/25/2019	1,479,284
1,135,000	FHLMC Multifamily Structured Pass Through Certificates, Series K711, Class A2, 1.730%, 7/25/2019	1,142,885
25,648	FHLMC Multifamily Structured Pass Through Certificates, Series KF01, Class A, 0.549%, 4/25/2019(b)	25,596

		6,692,416

	Airlines – 0.5%
100,934	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	115,065

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Airlines – continued
$430,000	Latam Airlines Pass Through Trust, Series 2015-1, Class A, 4.200%, 8/15/2029, 144A	$413,875

		528,940

	Automotive – 1.9%
500,000	American Honda Finance Corp., MTN, 1.600%, 7/13/2018	499,571
220,000	Daimler Finance North America LLC, 2.450%, 5/18/2020, 144A	215,060
505,000	Daimler Finance North America LLC, 2.700%, 8/03/2020, 144A	497,369
355,000	Ford Motor Credit Co. LLC, 3.157%, 8/04/2020	354,567
370,000	General Motors Financial Co., Inc., 4.250%, 5/15/2023	362,448
115,000	Magna International, Inc., 3.625%, 6/15/2024	111,672

		2,040,687

	Banking – 14.3%
195,000	Abbey National Treasury Services PLC/London, 2.000%, 8/24/2018	195,781
230,000	American Express Credit Corp., 1.125%, 6/05/2017	228,834
525,000	American Express Credit Corp., 2.600%, 9/14/2020	527,393
115,000	Bank of America Corp., 6.000%, 9/01/2017	123,941
55,000	Bank of Montreal, MTN, 1.400%, 9/11/2017	55,162
220,000	Barclays PLC, 3.650%, 3/16/2025	209,755
330,000	Bear Stearns Cos., Inc. (The), 7.250%, 2/01/2018	369,449
425,000	BNZ International Funding Ltd., 1.900%, 2/26/2018, 144A	426,198
145,000	Citigroup, Inc., 4.400%, 6/10/2025	145,832
370,000	Citigroup, Inc., 4.450%, 9/29/2027	368,005
250,000	Comerica Bank, 2.500%, 6/02/2020	252,012
430,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.875%, 2/08/2022	452,875
355,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.950%, 11/09/2022	356,532
520,000	Credit Suisse Group Funding Guernsey Ltd., 3.800%, 9/15/2022, 144A	519,407
415,000	Credit Suisse/New York NY, 1.750%, 1/29/2018	415,038
250,000	Deutsche Bank AG, 1.875%, 2/13/2018	249,310
360,000	Deutsche Bank AG, 2.950%, 8/20/2020	361,602
140,000	Goldman Sachs Group, Inc. (The), 2.750%, 9/15/2020	140,713
290,000	Goldman Sachs Group, Inc. (The), 5.950%, 1/18/2018	316,827
240,000	HSBC Holdings PLC, 4.250%, 8/18/2025	236,495
185,000	HSBC USA, Inc., 2.375%, 11/13/2019	184,603
410,000	HSBC USA, Inc., 2.750%, 8/07/2020	411,468
275,000	JPMorgan Chase & Co., 6.000%, 1/15/2018	300,486

	Banking – continued
$425,000	JPMorgan Chase & Co., Series H, MTN, 1.700%, 3/01/2018	$423,865
520,000	KeyCorp, 2.900%, 9/15/2020	523,890
445,000	Lloyds Bank PLC, 1.750%, 3/16/2018	445,147
255,000	Lloyds Bank PLC, 2.700%, 8/17/2020	258,659
595,000	Macquarie Bank Ltd., 1.600%, 10/27/2017, 144A	593,486
130,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	145,293
245,000	Merrill Lynch & Co., Inc., Series C, GMTN, 6.400%, 8/28/2017	265,871
460,000	Mizuho Bank Ltd., 1.800%, 3/26/2018, 144A	458,496
535,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	595,741
520,000	Nordea Bank AB, 2.500%, 9/17/2020, 144A	523,711
330,000	Royal Bank of Canada, 1.250%, 6/16/2017	330,368
355,000	Royal Bank of Canada, 1.400%, 10/13/2017	354,822
305,000	Santander Bank NA, 2.000%, 1/12/2018	303,973
40,000	Santander Holdings USA, Inc., 4.625%, 4/19/2016	40,759
365,000	Santander UK Group Holdings PLC, 4.750%, 9/15/2025, 144A	361,946
275,000	Societe Generale S.A., 5.000%, 1/17/2024, 144A	277,975
260,000	Standard Chartered PLC, 3.200%, 4/17/2025, 144A	236,145
185,000	State Street Corp., 2.550%, 8/18/2020	187,444
610,000	Svenska Handelsbanken AB, 2.400%, 10/01/2020(d)	610,805
155,000	Synchrony Financial, 4.500%, 7/23/2025	156,243
350,000	Toronto-Dominion Bank (The), GMTN, 1.750%, 7/23/2018	350,620
435,000	UBS AG, MTN, 2.350%, 3/26/2020	434,451
210,000	Wells Fargo & Co., 3.000%, 2/19/2025	202,066
370,000	Wells Fargo & Co., MTN, 3.550%, 9/29/2025	370,139

		15,299,633

	Brokerage – 0.1%
55,000	Ameriprise Financial, Inc., 3.700%, 10/15/2024	56,019

	Building Materials – 0.0%
30,000	Masco Corp., 7.125%, 3/15/2020	34,575

	Cable Satellite – 0.5%
170,000	Cox Enterprises, Inc., 7.375%, 7/15/2027, 144A	200,596
325,000	NBCUniversal Enterprise, Inc., 0.826%, 4/15/2016, 144A(b)	325,358

		525,954

	Chemicals – 0.6%
180,000	Airgas, Inc., 3.050%, 8/01/2020	182,774
120,000	Albemarle Corp., 3.000%, 12/01/2019	120,523
110,000	Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, 2.450%, 5/01/2020, 144A	110,820
140,000	Eastman Chemical Co., 4.500%, 1/15/2021	150,742

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Chemicals – continued
$90,000	Methanex Corp., 3.250%, 12/15/2019	$89,829

		654,688

	Collateralized Mortgage Obligations – 1.1%
288,990	Government National Mortgage Association, Series 2014-H14, Class FA, 0.692%, 7/20/2064(b)	288,245
202,394	Government National Mortgage Association, Series 2014-H15, Class FA, 0.692%, 7/20/2064(b)	202,050
739,579	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	747,335

		1,237,630

	Construction Machinery – 0.2%
195,000	John Deere Capital Corp., 2.450%, 9/11/2020	196,598

	Consumer Cyclical Services – 1.7%
425,000	Alibaba Group Holding Ltd., 2.500%, 11/28/2019, 144A	417,090
260,000	Automatic Data Processing, Inc., 2.250%, 9/15/2020	261,594
530,000	Block Financial LLC, 4.125%, 10/01/2020	530,010
350,000	eBay, Inc., 2.600%, 7/15/2022	323,490
30,000	Western Union Co. (The), 2.375%, 12/10/2015	30,068
75,000	Western Union Co. (The), 3.350%, 5/22/2019	77,061
130,000	Western Union Co. (The), 3.650%, 8/22/2018	134,292

		1,773,605

	Diversified Manufacturing – 0.2%
120,000	Fortune Brands Home & Security, Inc., 3.000%, 6/15/2020	120,899
90,000	Snap-On, Inc., 4.250%, 1/15/2018	95,706

		216,605

	Electric – 2.4%
220,000	Delmarva Power & Light Co., 3.500%, 11/15/2023	227,636
260,000	Dominion Resources, Inc., 1.950%, 8/15/2016	261,761
120,000	Duke Energy Indiana, Inc., 0.636%, 7/11/2016(b)	119,999
145,000	Duke Energy Progress LLC, 0.534%, 3/06/2017(b)	144,509
200,000	Exelon Generation Co. LLC, 2.950%, 1/15/2020	202,650
130,000	Exelon Generation Co. LLC, 4.250%, 6/15/2022	133,044
295,000	Georgia Power Co., 0.657%, 3/15/2016(b)	294,765
220,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	218,130
510,000	NextEra Energy Capital Holdings, Inc., Series F, 2.056%, 9/01/2017	513,394
130,000	Puget Energy, Inc., 3.650%, 5/15/2025, 144A	128,292

	Electric – continued
$305,000	Southern Co. (The), 2.750%, 6/15/2020	$304,062

		2,548,242

	Finance Companies – 0.5%
255,000	FS Investment Corp., 4.750%, 5/15/2022	251,428
280,000	International Lease Finance Corp., 2.287%, 6/15/2016(b)	278,600

		530,028

	Food & Beverage – 0.6%
10,000	Anheuser-Busch Cos. LLC, 5.000%, 3/01/2019	10,955
280,000	Anheuser-Busch InBev Worldwide, Inc., 2.500%, 7/15/2022	267,928
350,000	Coca-Cola Co. (The), 3.300%, 9/01/2021	367,214

		646,097

	Government Owned – No Guarantee – 0.4%
220,000	CODELCO, Inc., 4.500%, 9/16/2025, 144A	211,337
220,000	Ecopetrol S.A., 5.875%, 9/18/2023	211,750

		423,087

	Healthcare – 1.3%
46,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	49,868
75,000	Baxter International, Inc., 1.850%, 1/15/2017	75,595
280,000	Express Scripts Holding Co., 3.125%, 5/15/2016	283,186
205,000	Life Technologies Corp., 6.000%, 3/01/2020	234,099
330,000	McKesson Corp., 3.250%, 3/01/2016	332,892
40,000	Quest Diagnostics, Inc., 4.700%, 4/01/2021	43,429
105,000	Quest Diagnostics, Inc., 4.750%, 1/30/2020	114,030
285,000	Stryker Corp., 2.000%, 9/30/2016	288,145

		1,421,244

	Hybrid ARMs – 0.3%
80,980	FHLMC, 2.445%, 1/01/2035(b)	86,022
240,980	FHLMC, 2.689%, 5/01/2036(b)	256,904

		342,926

	Independent Energy – 1.0%
100,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	103,922
110,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	118,704
120,000	ConocoPhillips Co., 2.400%, 12/15/2022	113,091
145,000	ConocoPhillips Co., 3.350%, 11/15/2024	141,653
200,000	Encana Corp., 6.500%, 5/15/2019	219,318
115,000	Newfield Exploration Co., 5.750%, 1/30/2022	111,550
295,000	Occidental Petroleum Corp., 1.750%, 2/15/2017	297,560

		1,105,798

	Industrial Other – 0.6%
235,000	CBRE Services, Inc., 4.875%, 3/01/2026	233,235

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Industrial Other – continued
$440,000	Hutchison Whampoa International 14 Ltd., 1.625%, 10/31/2017, 144A	$438,301

		671,536

	Integrated Energy – 0.3%
160,000	BP Capital Markets PLC, 3.062%, 3/17/2022	160,370
165,000	Total Capital International S.A., 2.750%, 6/19/2021	167,633

		328,003

	Life Insurance – 0.9%
185,000	AIG Global Funding, 1.650%, 12/15/2017, 144A	185,405
415,000	New York Life Global Funding, 1.450%, 12/15/2017, 144A	415,344
320,000	Prudential Financial, Inc., 3.500%, 5/15/2024	321,732
70,000	Unum Group, 5.625%, 9/15/2020	78,742

		1,001,223

	Lodging – 0.2%
185,000	Wyndham Worldwide Corp., 5.100%, 10/01/2025	187,561

	Media Entertainment – 0.7%
125,000	McGraw Hill Financial, Inc., 3.300%, 8/14/2020, 144A	127,186
215,000	Scripps Networks Interactive, Inc., 3.950%, 6/15/2025	208,118
225,000	Time Warner, Inc., 3.550%, 6/01/2024	222,949
215,000	Time Warner, Inc., 4.875%, 3/15/2020	238,343

		796,596

	Metals & Mining – 1.4%
140,000	Alcoa, Inc., 6.750%, 7/15/2018	150,500
145,000	Allegheny Technologies, Inc., 5.950%, 1/15/2021	130,500
280,000	Barrick North America Finance LLC, 4.400%, 5/30/2021	272,072
335,000	Freeport-McMoRan, Inc., 2.300%, 11/14/2017	302,338
305,000	Glencore Funding LLC, 2.125%, 4/16/2018, 144A	262,199
35,000	Reliance Steel & Aluminum Co., 4.500%, 4/15/2023	33,407
5,000	Rio Tinto Finance USA Ltd., 3.500%, 11/02/2020	5,195
60,000	Rio Tinto Finance USA Ltd., 3.750%, 9/20/2021	61,486
135,000	Rio Tinto Finance USA PLC, 3.500%, 3/22/2022	134,384
115,000	Teck Resources Ltd., 4.500%, 1/15/2021	77,510
90,000	Teck Resources Ltd., 4.750%, 1/15/2022	57,825

		1,487,416

	Midstream – 1.8%
130,000	DCP Midstream Operating LP, 4.950%, 4/01/2022	117,011
285,000	Energy Transfer Partners LP, 2.500%, 6/15/2018	283,735

	Midstream – continued
$140,000	Energy Transfer Partners LP, 4.650%, 6/01/2021	$139,798
275,000	Kinder Morgan Energy Partners LP, 4.150%, 3/01/2022	262,656
225,000	National Fuel Gas Co., 5.200%, 7/15/2025	231,381
210,000	ONEOK Partners LP, 3.375%, 10/01/2022	188,889
255,000	Plains All American Pipeline LP/PAA Finance Corp., 4.650%, 10/15/2025	255,946
175,000	Questar Corp., 2.750%, 2/01/2016	176,129
225,000	Williams Partners LP, 5.250%, 3/15/2020	239,833

		1,895,378

	Mortgage Related – 5.4%
7,991	FHLMC, 3.000%, 10/01/2026	8,328
886	FHLMC, 6.500%, 1/01/2024	1,013
147	FHLMC, 8.000%, 7/01/2025	171
292	FNMA, 6.000%, 9/01/2021	303
27	FNMA, 7.500%, 6/01/2016	27
282,903	GNMA, 4.312%, 2/20/2063	308,579
552,389	GNMA, 4.356%, 2/20/2063	599,489
226,597	GNMA, 4.496%, 10/20/2062	246,547
500,100	GNMA, 4.500%, 4/20/2063	546,596
292,366	GNMA, 4.505%, 4/20/2063	319,590
332,558	GNMA, 4.514%, 5/20/2062	358,315
316,978	GNMA, 4.520%, 5/20/2062	339,710
285,579	GNMA, 4.549%, 3/20/2063	312,399
305,746	GNMA, 4.560%, 3/20/2062	328,297
203,305	GNMA, 4.567%, 7/20/2062	219,779
340,589	GNMA, 4.575%, 2/20/2063	371,251
243,102	GNMA, 4.604%, 6/20/2062	262,589
511,014	GNMA, 4.636%, 11/20/2064	552,613
294,112	GNMA, 4.685%, 8/20/2061	311,284
2,783	GNMA, 6.500%, 12/15/2023	3,191
484	GNMA, 8.500%, 9/15/2022	491
1,567	GNMA, 9.500%, 1/15/2019	1,699
664,999	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065	672,022

		5,764,283

	Natural Gas – 0.1%
120,000	NiSource Finance Corp., 6.125%, 3/01/2022	139,775

	Non-Agency Commercial Mortgage-Backed Securities – 9.6%
34,057	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	35,789
95,000	Commercial Mortgage Pass Through Certificates, Series 2012-CR2, Class A4, 3.147%, 8/15/2045	98,480
295,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A5, 3.612%, 6/10/2046(b)	310,445
95,000	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	98,798
260,000	Commercial Mortgage Pass Through Certificates, Series 2014-CR15, Class A2, 2.928%, 2/10/2047	269,459

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Non-Agency Commercial Mortgage-Backed Securities – continued
$230,000	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047	$244,222
535,000	Commercial Mortgage Pass Through Certificates, Series 2014-LC17, Class A3, 3.723%, 10/10/2047	565,961
293,463	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.889%, 6/15/2039(b)	306,718
183,873	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 6.147%, 9/15/2039(b)	194,402
360,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040(b)	379,303
271,418	GP Portfolio Trust, Series 2014-GPP, Class A, 1.157%, 2/15/2027, 144A(b)	269,806
323,234	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	339,334
317,158	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	329,224
605,431	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.989%, 8/10/2045(b)	638,527
340,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(b)	350,932
265,000	GS Mortgage Securities Trust, Series 2014-GC20, Class A3, 3.680%, 4/10/2047	280,713
25,403	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-FL4, Class A, 1.157%, 12/15/2030, 144A(b)	25,387
410,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4, 5.961%, 6/15/2049(b)	425,270
195,525	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	202,939
135,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047	142,594
505,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1.187%, 7/15/2031, 144A(b)	501,492
520,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class A, 1.894%, 7/15/2036, 144A(b)	520,000
423,261	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	438,993
237,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051(b)	247,410
295,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 2/15/2047	311,339

	Non-Agency Commercial Mortgage-Backed Securities – continued
$145,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.306%, 4/15/2048	$146,719
400,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049(b)	417,316
196,663	PFP III Ltd., Series 2014-1, Class A, 1.629%, 6/14/2031, 144A(b)	196,543
185,000	SCG Trust, Series 2013-SRP1, Class B, 2.707%, 11/15/2026, 144A(b)	184,960
410,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.901%, 6/15/2049(b)	429,759
433,353	Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3, 5.678%, 5/15/2046	457,562
250,362	WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class A, 1.329%, 11/15/2029, 144A(b)	248,670
200,000	WFRBS Commercial Mortgage Trust, Series 2004-C19, Class A3, 3.660%, 3/15/2047	210,784
390,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ABS, 3.638%, 5/15/2047	412,236

		10,232,086

	Oil Field Services – 0.8%
110,000	Nabors Industries, Inc., 4.625%, 9/15/2021	99,849
155,000	Nabors Industries, Inc., 5.000%, 9/15/2020	150,530
160,000	Oceaneering International, Inc., 4.650%, 11/15/2024	152,225
75,000	Pride International, Inc., 8.500%, 6/15/2019	77,660
100,000	Rowan Cos., Inc., 5.000%, 9/01/2017	98,063
315,000	Transocean, Inc., 6.875%, 12/15/2021	234,965

		813,292

	Pharmaceuticals – 0.9%
25,000	Amgen, Inc., 2.200%, 5/22/2019	25,103
155,000	Biogen, Inc., 2.900%, 9/15/2020	156,569
165,000	Eli Lilly & Co., 1.950%, 3/15/2019	167,334
300,000	Gilead Sciences, Inc., 3.250%, 9/01/2022	302,352
290,000	Mylan, Inc., 4.200%, 11/29/2023	293,066

		944,424

	Property & Casualty Insurance – 0.2%
70,000	Brown & Brown, Inc., 4.200%, 9/15/2024	70,580
155,000	Willis Group Holdings PLC, 4.125%, 3/15/2016	156,901

		227,481

	Property Trust – 0.5%
530,000	WEA Finance LLC/Westfield UK & Europe Finance PLC, 3.250%, 10/05/2020, 144A(d)	535,096

	Railroads – 1.4%
360,000	Burlington Northern Santa Fe LLC, 3.650%, 9/01/2025	364,061

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Railroads – continued
$285,000	Canadian National Railway Co., 1.450%, 12/15/2016	$286,759
275,000	Canadian Pacific Railway Co., 3.700%, 2/01/2026	276,064
230,000	CSX Corp., 3.700%, 10/30/2020	243,794
30,000	CSX Corp., 6.150%, 5/01/2037	35,489
240,000	Union Pacific Corp., 3.646%, 2/15/2024	250,685

		1,456,852

	REITs – Diversified – 0.3%
370,000	Digital Delta Holdings LLC, 4.750%, 10/01/2025, 144A(d)	375,287

	REITs – Health Care – 0.1%
90,000	HCP, Inc., 4.000%, 6/01/2025	88,177
35,000	Healthcare Realty Trust, Inc., 3.750%, 4/15/2023	34,261

		122,438

	REITs – Office Property – 0.1%
105,000	Corporate Office Properties LP, 5.000%, 7/01/2025	105,272

	REITs – Single Tenant – 0.2%
200,000	Realty Income Corp., 5.875%, 3/15/2035	229,833

	Restaurants – 0.4%
430,000	McDonald’s Corp., MTN, 3.375%, 5/26/2025	431,666

	Retailers – 0.6%
155,000	Home Depot, Inc. (The), 2.625%, 6/01/2022	154,933
350,000	Kohl’s Corp., 4.250%, 7/17/2025	350,612
160,000	Ross Stores, Inc., 3.375%, 9/15/2024	159,082

		664,627

	Sovereigns – 0.1%
150,000	Mexico Government International Bond, 5.625%, 1/15/2017	159,000

	Supranational – 0.2%
220,000	Nordic Investment Bank, 0.500%, 4/14/2016	220,070

	Technology – 3.1%
210,000	Apple, Inc., 2.700%, 5/13/2022	211,202
155,000	Apple, Inc., 2.850%, 5/06/2021	158,965
120,000	CA, Inc., 3.600%, 8/01/2020	122,681
495,000	Hewlett Packard Enterprise Co., 3.600%, 10/15/2020, 144A(d)	494,861
525,000	Hewlett Packard Enterprise Co., 4.400%, 10/15/2022, 144A(d)	523,960
275,000	Hewlett-Packard Co., 4.300%, 6/01/2021	287,474
80,000	Ingram Micro, Inc., 4.950%, 12/15/2024	82,540
360,000	Intel Corp., 2.450%, 7/29/2020	364,774
100,000	Jabil Circuit, Inc., 5.625%, 12/15/2020	104,750
25,000	Jabil Circuit, Inc., 8.250%, 3/15/2018	27,938
325,000	Microsoft Corp., 2.375%, 2/12/2022	324,180
420,000	Oracle Corp., 2.500%, 5/15/2022	413,892
180,000	Xerox Corp., 3.500%, 8/20/2020	180,964

		3,298,181

	Tobacco – 0.6%
$275,000	Altria Group, Inc., 2.850%, 8/09/2022	$268,681
285,000	Philip Morris International, Inc., 2.500%, 5/16/2016	288,111
35,000	Philip Morris International, Inc., 2.900%, 11/15/2021	35,187
5,000	Philip Morris International, Inc., 5.650%, 5/16/2018	5,522

		597,501

	Transportation Services – 0.4%
430,000	TTX Co., 2.600%, 6/15/2020, 144A	431,274

	Treasuries – 15.1%
1,230,000	U.S. Treasury Note, 1.375%, 6/30/2018	1,246,593
1,065,000	U.S. Treasury Note, 1.375%, 9/30/2020	1,064,751
4,995,000	U.S. Treasury Note, 1.625%, 6/30/2020	5,058,022
2,040,000	U.S. Treasury Note, 1.625%, 7/31/2020	2,064,916
875,000	U.S. Treasury Note, 1.750%, 4/30/2022	876,641
220,000	U.S. Treasury Note, 1.875%, 5/31/2022	222,034
1,560,000	U.S. Treasury Note, 1.875%, 8/31/2022	1,573,204
815,000	U.S. Treasury Note, 2.000%, 11/15/2021	831,682
1,025,000	U.S. Treasury Note, 2.000%, 7/31/2022	1,042,590
280,000	U.S. Treasury Note, 2.000%, 8/15/2025	278,520
885,000	U.S. Treasury Note, 2.125%, 6/30/2022	908,047
950,000	U.S. Treasury Note, 2.125%, 5/15/2025	955,715

		16,122,715

	Wireless – 0.5%
210,000	American Tower Corp., 3.400%, 2/15/2019	216,169
150,000	American Tower Corp., 4.700%, 3/15/2022	157,693
150,000	Vodafone Group PLC, 2.500%, 9/26/2022	139,099
35,000	Vodafone Group PLC, 2.950%, 2/19/2023	33,142

		546,103

	Wirelines – 0.7%
270,000	AT&T, Inc., 3.000%, 6/30/2022	263,413
220,000	British Telecommunications PLC, 1.625%, 6/28/2016	220,884
200,000	Verizon Communications, Inc., 5.150%, 9/15/2023	220,938

		705,235

	Total Non-Convertible Bonds
	(Identified Cost $104,644,450)	104,809,868

Municipals – 0.3%

	New Jersey – 0.3%
310,000	New Jersey Economic Development Authority Revenue, School Facilities Construction, Refunding, Series QQ, 1.802%, 6/15/2017

	Total Municipals
	(Identified Cost $310,000)	309,390

	Total Bonds and Notes
	(Identified Cost $104,954,450)	105,119,258

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Short-Term Investments – 2.8%
$2,986,987	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $2,986,988 on 10/01/2015 collateralized by $2,885,000 U.S. Treasury Bond, 3.125% due 2/15/2042 valued at $3,047,281 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,986,987)	$2,986,987

Total Investments – 101.0%
	(Identified Cost $107,941,437)(a)	108,106,245
	Other assets less liabilities—(1.0)%	(1,088,546)

	Net Assets – 100.0%	$107,017,699

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
At September 30, 2015, the net unrealized depreciation on investments based on a cost of $108,258,629 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$860,755
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,013,139)

	Net unrealized depreciation	$(152,384)

(b)	Variable rate security. Rate as of September 30, 2015 is disclosed.
(c)	Fair valued by the Fund’s adviser. At September 30, 2015, the value of this security amounted to $35,366 or less than 0.01% of net assets. See Note 2 of Notes to Financial Statements.
(d)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the value of Rule 144A holdings amounted to $20,668,291 or 19.3% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

Industry Summary at September 30, 2015

Treasuries	15.1%
Banking	14.3
Non-Agency Commercial Mortgage-Backed Securities	9.6
ABS Car Loan	9.0
Agency Commercial Mortgage-Backed Securities	6.2
Mortgage Related	5.4
Technology	3.1
ABS Other	2.6
Electric	2.4
Other Investments, less than 2% each	30.5
Short-Term Investments	2.8

Total Investments	101.0
Other assets less liabilities	(1.0)

Net Assets	100.0%

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 91.2% of Net Assets

Non-Convertible Bonds – 86.5%

	ABS Car Loan – 0.2%
1,460,280	Ford Auto Securitization Trust, Series 2014-R2A, Class A2, 1.593%, 12/15/2017, 144A, (CAD)	$1,095,577

	ABS Home Equity – 0.0%
76,822	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 2.286%, 7/25/2035(b)(c)	71,159

	ABS Other – 1.7%
2,372,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	2,673,073
2,918,098	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(d)	2,903,799
1,290,000	John Deere Owner Trust, Series 2015-A, Class A3, 1.320%, 6/17/2019	1,293,710
685,000	John Deere Owner Trust, Series 2015-A, Class A4, 1.650%, 12/15/2021	688,222
578,010	Trinity Rail Leasing LP, Series 2009-1A, Class A, 6.657%, 11/16/2039, 144A	667,466
417,175	Trinity Rail Leasing LP, Series 2012-1A, Class A1, 2.266%, 1/15/2043, 144A	412,336
969,286	Trip Rail Master Funding LLC, Series 2011-1A, Class A1A, 4.370%, 7/15/2041, 144A	1,006,478

		9,645,084

	Aerospace & Defense – 0.2%
410,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	703,212
610,000	TransDigm, Inc., 6.500%, 5/15/2025, 144A	573,400

		1,276,612

	Airlines – 3.5%
336,210	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	345,455
540,261	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027	548,872
5,455,177	American Airlines Pass Through Trust, Series 2013-2, Class A, 4.950%, 7/15/2024	5,842,331
101,582	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	105,155
839,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	870,463
196,213	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	213,873
671,872	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	742,419
2,592,063	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 1/08/2018	2,723,636

	Airlines – continued
$96,473	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/11/2021	$100,573
885,627	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	1,000,758
2,106,160	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	2,401,023
968,036	Delta Air Lines Pass Through Trust, Series 2010-1, Class A, 6.200%, 1/02/2020	1,045,478
2,185,000	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	2,234,162
513,037	US Airways Pass Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	596,405
979,019	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	1,011,620

		19,782,223

	Automotive – 0.6%
840,000	Cummins, Inc., 5.650%, 3/01/2098	897,660
2,023,000	Ford Motor Co., 6.375%, 2/01/2029	2,256,084

		3,153,744

	Banking – 13.9%
2,165,000	Ally Financial, Inc., 4.125%, 2/13/2022	2,086,519
74,000	Ally Financial, Inc., 8.000%, 12/31/2018	81,585
2,027,000	Associates Corp. of North America, 6.950%, 11/01/2018	2,311,747
2,505,000	Banco Santander Brasil S.A., 8.000%, 3/18/2016, 144A, (BRL)	600,265
130,000	Bank of America Corp., 5.420%, 3/15/2017	136,560
800,000	Bank of America Corp., 5.490%, 3/15/2019	878,810
683,000	Bank of America Corp., MTN, 3.300%, 1/11/2023	677,778
400,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	395,446
750,000	Bank of America Corp., Series L, MTN, 7.625%, 6/01/2019	882,696
3,305,000	Capital One NA, 2.400%, 9/05/2019	3,283,326
1,045,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	699,738
3,545,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	2,375,256
250,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 1.700%, 3/19/2018	250,773
815,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.875%, 2/08/2022	858,356
4,099,000	Goldman Sachs Group, Inc. (The), 3.375%, 2/01/2018, (CAD)	3,173,630
6,050,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	4,739,083

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Banking – continued
$4,270,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	$5,093,760
660,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	736,219
3,113,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	3,431,105
4,110,000	JPMorgan Chase & Co., 4.125%, 12/15/2026	4,093,741
300,000	JPMorgan Chase & Co., EMTN, 1.068%, 5/30/2017, (GBP)(b)	446,564
5,310,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	341,942
4,988,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	5,737,397
1,291,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034(d)	1,460,937
100,000	Morgan Stanley, 0.769%, 10/15/2015(b)	100,007
2,501,000	Morgan Stanley, 2.125%, 4/25/2018	2,515,728
665,000	Morgan Stanley, 2.500%, 1/24/2019	674,077
615,000	Morgan Stanley, 3.750%, 2/25/2023	629,904
1,215,000	Morgan Stanley, 4.350%, 9/08/2026	1,221,252
2,262,000	Morgan Stanley, 5.500%, 7/24/2020	2,539,441
840,000	Morgan Stanley, 5.750%, 1/25/2021	958,000
1,518,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	1,143,131
1,518,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	1,086,541
5,992,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	6,064,581
2,202,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	2,646,379
455,000	Morgan Stanley, Series F, MTN, 0.737%, 10/18/2016(b)	454,102
420,000	National City Bank of Indiana, 4.250%, 7/01/2018	446,186
905,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	963,524
2,695,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	2,916,551
50,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	57,546
304,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	377,904
76,000	Royal Bank of Scotland PLC (The), EMTN, (fixed rate to 9/22/2016, variable rate thereafter), 4.625%, 9/22/2021, (EUR)	86,196
200,000	Santander Central Hispano Issuances Ltd., 7.250%, 11/01/2015	200,744
626,000	Santander Holdings USA, Inc., 4.625%, 4/19/2016	637,881
100,000	Santander International Debt SAU, EMTN, 4.000%, 3/27/2017, (EUR)	117,238
300,000	Santander Issuances SAU, 5.911%, 6/20/2016, 144A	307,165
1,500,000	Societe Generale S.A., EMTN, (fixed rate to 6/16/2018, variable rate thereafter), 8.875%, (GBP)(e)	2,496,037
3,796,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	4,276,767

	Banking – continued
$200,000	Standard Chartered Bank, 6.400%, 9/26/2017, 144A	$215,220

		77,905,335

	Brokerage – 0.8%
3,223,000	Jefferies Group LLC, 5.125%, 1/20/2023	3,229,359
934,000	Jefferies Group LLC, 6.250%, 1/15/2036	880,845
437,000	Jefferies Group LLC, 6.450%, 6/08/2027	453,377
80,000	Jefferies Group LLC, 6.875%, 4/15/2021	89,908

		4,653,489

	Building Materials – 1.0%
554,000	Masco Corp., 5.850%, 3/15/2017	577,545
1,287,000	Masco Corp., 6.125%, 10/03/2016	1,335,288
1,010,000	Masco Corp., 6.500%, 8/15/2032	1,035,250
285,000	Masco Corp., 7.750%, 8/01/2029	318,488
2,505,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	351,060
11,000	Owens Corning, 6.500%, 12/01/2016	11,738
1,712,000	Owens Corning, 7.000%, 12/01/2036	2,005,266

		5,634,635

	Chemicals – 0.5%
2,995,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	2,890,175
140,000	Methanex Corp., 5.250%, 3/01/2022	149,070

		3,039,245

	Collateralized Mortgage Obligations – 0.1%
512,433	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035	585,800
7,378	Federal National Mortgage Association, REMIC, 7.000%, 4/25/2020	7,932

		593,732

	Consumer Products – 0.1%
459,000	Hasbro, Inc., 6.600%, 7/15/2028	526,731

	Diversified Manufacturing – 0.1%
592,000	Snap-on, Inc., 6.700%, 3/01/2019	680,873

	Electric – 3.0%
985,000	Allegheny Energy Supply Co. LLC, 6.750%, 10/15/2039, 144A	980,091
883,657	Bruce Mansfield Unit Pass Through Trust, 6.850%, 6/01/2034	914,691
468,000	Cleveland Electric Illuminating Co. (The), 5.700%, 4/01/2017	495,747
1,800,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	1,824,509
2,581,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	2,685,530
607,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	644,938
450,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	900,072
759,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	987,497

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Electric – continued
$683,000	Enel Finance International NV, 5.125%, 10/07/2019, 144A	$750,902
4,109,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	4,662,186
531,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	663,872
875,000	Enel Finance International NV, EMTN, 5.750%, 9/14/2040, (GBP)	1,517,000

		17,027,035

	Finance Companies – 5.0%
3,826,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	4,294,685
620,000	GE Capital Australia Funding Pty Ltd., 7.000%, 10/08/2015, (AUD)	435,610
65,000	General Electric Capital Corp., GMTN, 3.100%, 1/09/2023	66,460
12,895,000	General Electric Capital Corp., GMTN, 4.250%, 1/17/2018, (NZD)	8,416,026
355,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	234,600
600,000	General Electric Capital Corp., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	394,968
286,000	General Electric Capital Corp., Series A, MTN, 0.589%, 5/13/2024(b)	267,810
30,000	International Lease Finance Corp., 3.875%, 4/15/2018	29,925
889,000	International Lease Finance Corp., 4.625%, 4/15/2021	893,445
19,000	International Lease Finance Corp., 5.875%, 8/15/2022	20,235
2,080,000	International Lease Finance Corp., 6.250%, 5/15/2019	2,215,200
490,000	Navient LLC, 4.875%, 6/17/2019	445,900
4,297,000	Navient LLC, 5.500%, 1/25/2023	3,408,037
129,000	Navient LLC, MTN, 4.625%, 9/25/2017	126,662
159,000	Navient LLC, MTN, 5.500%, 1/15/2019	147,771
1,382,000	Navient LLC, MTN, 7.250%, 1/25/2022	1,209,250
983,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033(d)	636,492
1,066,000	Navient LLC, Series A, MTN, 8.450%, 6/15/2018	1,095,976
611,000	Springleaf Finance Corp., 5.250%, 12/15/2019	597,253
1,522,000	Springleaf Finance Corp., 7.750%, 10/01/2021	1,624,735
611,000	Springleaf Finance Corp., 8.250%, 10/01/2023	665,990
987,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	1,024,012

		28,251,042

	Government Guaranteed – 0.9%
760,000	Instituto de Credito Oficial, EMTN, 4.530%, 3/17/2016, (CAD)	576,541
5,314,000	Japan Bank for International Cooperation (Japan), 2.300%, 3/19/2018, (CAD)	4,079,575

	Government Guaranteed – continued
736,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	$507,536

		5,163,652

	Government Owned – No Guarantee – 0.6%
1,947,000	Abu Dhabi National Energy Co. PJSC, 7.250%, 8/01/2018, 144A	2,196,177
780,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	676,540
455,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	278,688

		3,151,405

	Health Insurance – 0.0%
15,000	Cigna Corp., 7.875%, 5/15/2027	20,187

	Healthcare – 1.5%
649,000	Boston Scientific Corp., 6.000%, 1/15/2020	727,850
4,388,000	HCA, Inc., 5.250%, 4/15/2025	4,481,245
42,000	HCA, Inc., 5.875%, 3/15/2022	45,045
2,327,000	HCA, Inc., 5.875%, 5/01/2023	2,414,263
76,000	HCA, Inc., 7.050%, 12/01/2027	78,660
144,000	HCA, Inc., 7.190%, 11/15/2015	144,540
57,000	HCA, Inc., 7.500%, 12/15/2023	63,555
133,000	HCA, Inc., 7.690%, 6/15/2025	147,630
232,000	HCA, Inc., 8.360%, 4/15/2024	267,960
8,000	HCA, Inc., MTN, 7.580%, 9/15/2025	8,760
232,000	HCA, Inc., MTN, 7.750%, 7/15/2036	245,920

		8,625,428

	Home Construction – 0.7%
2,536,000	PulteGroup, Inc., 6.000%, 2/15/2035	2,485,280
1,105,000	PulteGroup, Inc., 6.375%, 5/15/2033	1,135,388

		3,620,668

	Hybrid ARMs – 0.0%
27,434	FNMA, 1.922%, 2/01/2037(b)	28,692
40,801	FNMA, 2.554%, 9/01/2036(b)	43,519

		72,211

	Independent Energy – 1.3%
907,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	978,771
46,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	34,183
42,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	30,870
495,000	Continental Resources, Inc., 3.800%, 6/01/2024	401,491
35,000	Continental Resources, Inc., 4.500%, 4/15/2023	30,393
2,277,000	EQT Corp., 8.125%, 6/01/2019	2,675,350
1,632,000	Equitable Resources, Inc., 6.500%, 4/01/2018	1,765,067
1,317,000	Newfield Exploration Co., 5.625%, 7/01/2024	1,244,565

		7,160,690

	Integrated Energy – 0.1%
500,000	Reliance Holdings USA, Inc., 5.400%, 2/14/2022, 144A	545,591

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Life Insurance – 1.9%
$50,000	American International Group, Inc., 4.125%, 2/15/2024	$52,529
71,000	American International Group, Inc., 4.875%, 6/01/2022	78,345
100,000	American International Group, Inc., 6.250%, 3/15/2087	109,000
1,788,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	2,077,831
1,898,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	2,940,868
1,989,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	2,300,165
2,190,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	2,938,275

		10,497,013

	Local Authorities – 1.3%
2,407,000	New South Wales Treasury Corp., 3.500%, 3/20/2019, (AUD)	1,767,898
3,412,400	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	2,614,137
3,037,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	2,236,975
47,374	Province of Alberta, 5.930%, 9/16/2016, (CAD)	36,792
900,000	Province of Quebec, Canada, Series QC, 6.750%, 11/09/2015, (NZD)	577,556

		7,233,358

	Lodging – 0.2%
1,124,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	1,178,615

	Media Entertainment – 0.2%
182,000	21st Century Fox America, Inc., 8.150%, 10/17/2036	245,934
18,220,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	910,242

		1,156,176

	Metals & Mining – 1.0%
319,000	ArcelorMittal, 7.000%, 2/25/2022	290,290
1,750,000	ArcelorMittal, 7.500%, 3/01/2041	1,408,750
387,000	ArcelorMittal, 7.750%, 10/15/2039	315,405
1,717,000	Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc., 6.500%, 11/15/2020	1,548,528
1,571,000	United States Steel Corp., 7.500%, 3/15/2022	1,241,090
873,000	Worthington Industries, Inc., 6.500%, 4/15/2020	993,770

		5,797,833

	Midstream – 1.8%
159,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	137,974
152,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	176,292
607,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	663,113

	Midstream – continued
$213,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	$202,350
8,225,000	ONEOK Partners LP, 4.900%, 3/15/2025	7,658,051
615,000	Southern Natural Gas Co., 5.900%, 4/01/2017, 144A	647,718
500,000	Williams Partners LP, 3.350%, 8/15/2022	451,065

		9,936,563

	Mortgage Related – 0.0%
891	FHLMC, 10.000%, with various maturities in 2018(f)	958
2,096	FNMA, 6.000%, 12/01/2018	2,360
2,569	GNMA, 10.000%, 5/15/2018	2,615

		5,933

	Natural Gas – 0.3%
1,518,000	NiSource Finance Corp., 6.125%, 3/01/2022	1,768,150

	Non-Agency Commercial Mortgage-Backed Securities – 3.0%
23,635	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.315%, 9/10/2047(b)	23,610
395,309	Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.540%, 9/11/2041	403,146
241,690	Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class A4, 5.537%, 10/12/2041	248,462
308,978	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.895%, 6/11/2040(b)	326,310
800,914	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	826,965
1,655,000	Commercial Mortgage Trust, Series 2014-FL5, Class SV2, 2.548%, 10/15/2031, 144A(b)(d)	1,652,494
580,000	Commercial Mortgage Trust, Series 2014-FL5, Class SV3, 3.148%, 10/15/2031, 144A(b)(d)	578,807
505,000	Commercial Mortgage Trust, Series 2014-FL5, Class SV4, 4.348%, 10/15/2031, 144A(b)(d)	504,615
1,963,300	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.889%, 6/15/2039(b)	2,051,970
1,069,305	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 6.147%, 9/15/2039(b)	1,130,536
520,025	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040(b)	547,909
1,132,553	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	1,188,964
238,321	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.989%, 8/10/2045(b)	251,349

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Non-Agency Commercial Mortgage-Backed Securities – continued
517,431	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)	$389,956
827,485	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4, 5.961%, 6/15/2049(b)	858,303
993,100	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	1,030,754
259,995	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 6.030%, 6/15/2038(b)	264,695
295,294	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.372%, 9/15/2039	303,037
133,952	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 6.062%, 6/12/2046(b)	136,298
189,790	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049(b)	198,006
539,521	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.461%, 1/11/2043(b)	585,300
303,664	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	314,172
3,515,000	West Edmonton Mall Property, Inc., 4.309%, 2/13/2024, (CAD)	2,740,436
94,890	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.724%, 3/15/2044, 144A(b)	100,655

		16,656,749

	Oil Field Services – 0.2%
827,000	Rowan Cos., Inc., 7.875%, 8/01/2019	820,204

	Packaging – 0.3%
1,660,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	1,684,900

	Paper – 0.3%
1,139,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	1,472,110
175,000	MeadWestvaco Corp., 7.550%, 3/01/2047(d)	221,772
133,000	MeadWestvaco Corp., 8.200%, 1/15/2030	182,538

		1,876,420

	Property & Casualty Insurance – 0.9%
87,000	MBIA Insurance Corp., 11.549%, 1/15/2033, 144A(b)(g)	39,585
1,640,000	Old Republic International Corp., 4.875%, 10/01/2024	1,719,227
167,000	Sirius International Group, 6.375%, 3/20/2017, 144A	174,458
1,530,000	XLIT Ltd., 6.250%, 5/15/2027	1,823,082
1,211,000	XLIT Ltd., 6.375%, 11/15/2024	1,435,610

		5,191,962

	Railroads – 0.0%
$144,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(d)	$132,604

	Real Estate Operations/Development – 0.1%
596,000	ProLogis LP, 7.375%, 10/30/2019	690,460

	REITs – Office Property – 0.2%
61,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	64,929
816,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	919,179

		984,108

	REITs – Shopping Centers – 0.2%
759,000	Equity One, Inc., 6.000%, 9/15/2017	818,321

	REITs – Single Tenant – 0.1%
109,000	Realty Income Corp., 5.750%, 1/15/2021	123,190
270,000	Realty Income Corp., 6.750%, 8/15/2019	312,558

		435,748

	Restaurants – 0.1%
463,000	Darden Restaurants, Inc., 6.000%, 8/15/2035	465,084

	Retailers – 0.0%
66,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	45,705

	Sovereigns – 1.8%
2,429,000	Republic of Iceland, 5.875%, 5/11/2022, 144A	2,766,257
2,806,000	U.S. Department of Housing and Urban Development, 1.980%, 8/01/2020	2,857,911
1,851,000	U.S. Department of Housing and Urban Development, 2.350%, 8/01/2021	1,911,065
2,244,000	U.S. Department of Housing and Urban Development, 2.450%, 8/01/2022	2,316,997

		9,852,230

	Supermarkets – 0.5%
171,000	Delhaize Group, 5.700%, 10/01/2040	180,850
197,000	New Albertson’s, Inc., 7.450%, 8/01/2029	193,060
1,017,000	New Albertson’s, Inc., 8.000%, 5/01/2031	996,660
87,000	New Albertson’s, Inc., 8.700%, 5/01/2030	87,870
1,063,000	SUPERVALU, Inc., 6.750%, 6/01/2021	1,031,110

		2,489,550

	Supranational – 0.5%
3,321,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	2,256,829
2,605,000	International Finance Corp., GMTN, 5.000%, 12/21/2015, (BRL)	640,654

		2,897,483

	Technology – 1.3%
2,706,000	Corning, Inc., 7.250%, 8/15/2036	3,314,368
2,695,000	Ingram Micro, Inc., 5.250%, 9/01/2017	2,847,351

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Technology – continued
$990,000	KLA-Tencor Corp., 5.650%, 11/01/2034	$962,710
37,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	38,729
247,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	314,082

		7,477,240

	Tobacco – 0.1%
558,000	Reynolds American, Inc., 6.750%, 6/15/2017	604,058

	Transportation Services – 0.2%
76,000	APL Ltd., 8.000%, 1/15/2024(d)	59,280
419,145	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 1/02/2016(c)	432,977
717,000	Erac USA Finance Co., 6.700%, 6/01/2034, 144A	859,723

		1,351,980

	Treasuries – 29.3%
8,301,000	Canadian Government, 0.250%, 5/01/2017, (CAD)	6,193,000
26,800,000	Canadian Government, 1.750%, 9/01/2019, (CAD)	20,917,455
99,000	Canadian Government, 2.750%, 9/01/2016, (CAD)	75,692
30,366,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	22,846,973
759,000	Canadian Government, 4.000%, 6/01/2016, (CAD)	581,868
255,000(††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	1,675,922
265,000(††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	1,710,277
737,400(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	4,915,562
175,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	1,221,611
1,165,000(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	8,778,749
1,675,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	1,154,060
10,896,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	1,472,281
28,844,000	Norway Government Bond, 4.250%, 5/19/2017, 144A, (NOK)	3,591,609
15,641,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	2,089,227
3,986,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	749,040
62,675,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	332,953
51,425,000	Republic of Iceland, 7.250%, 10/26/2022, (ISK)	295,490

	Treasuries – continued
87,450,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	$502,953
4,000,000	U.S. Treasury Note, 0.250%, 2/29/2016	4,001,876
16,000,000	U.S. Treasury Note, 0.375%, 3/31/2016	16,015,632
15,000,000	U.S. Treasury Note, 0.375%, 4/30/2016	15,014,265
50,000,000	U.S. Treasury Note, 0.625%, 12/31/2016	50,098,300

		164,234,795

	Wireless – 0.2%
10,630,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	599,194
178,000	Sprint Capital Corp., 6.875%, 11/15/2028	127,715
278,000	Sprint Communications, Inc., 6.000%, 12/01/2016	274,004
66,000	Sprint Communications, Inc., 6.000%, 11/15/2022	49,665
25,000	Sprint Corp., 7.125%, 6/15/2024	19,240

		1,069,818

	Wirelines – 4.7%
1,985,000	AT&T, Inc., 2.625%, 12/01/2022	1,886,879
1,585,000	AT&T, Inc., 3.000%, 2/15/2022	1,555,536
1,518,000	BellSouth Telecommunications LLC, 5.850%, 11/15/2045	1,485,044
2,179,000	CenturyLink, Inc., 6.450%, 6/15/2021	1,993,785
186,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	153,450
1,719,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	1,302,143
1,860,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.950%, 1/15/2025	1,824,329
926,000	Embarq Corp., 7.995%, 6/01/2036	955,225
228,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	149,676
100,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	85,546
380,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	396,150
1,856,000	Qwest Corp., 6.875%, 9/15/2033	1,791,905
1,427,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	1,319,975
150,000	Telefonica Emisiones SAU, 4.570%, 4/27/2023	156,856
300,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	501,004
1,000,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	1,688,359
400,000	Telefonica Emisiones SAU, EMTN, 5.445%, 10/08/2029, (GBP)	682,163
6,725,000	Verizon Communications, Inc., 2.450%, 11/01/2022	6,350,700
1,647,000	Verizon New England, Inc., 7.875%, 11/15/2029	2,105,587
209,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	227,874

		26,612,186

	Total Non-Convertible Bonds
	(Identified Cost $494,966,907)	485,661,594

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Convertible Bonds – 3.8%

	Midstream – 0.3%
$1,423,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	$1,223,780
524,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	515,485

		1,739,265

	Property & Casualty Insurance – 1.4%
6,829,000	Old Republic International Corp., 3.750%, 3/15/2018	7,887,495

	Technology – 2.1%
2,661,000	Intel Corp., 2.950%, 12/15/2035	3,231,452
3,568,000	Intel Corp., 3.250%, 8/01/2039	5,383,220
402,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	504,007
2,615,000	Priceline Group, Inc. (The), 0.900%, 9/15/2021, 144A	2,570,872

		11,689,551

	Total Convertible Bonds
	(Identified Cost $17,605,945)	21,316,311

Municipals – 0.9%

	Illinois – 0.4%
840,000	State of Illinois, 5.100%, 6/01/2033	786,912
1,705,000	State of Illinois, Series B, 5.520%, 4/01/2038	1,514,160

		2,301,072

	Michigan – 0.1%
725,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	629,046

	Ohio – 0.1%
450,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047	371,187

	Virginia – 0.3%
2,045,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	1,568,658

	Total Municipals
	(Identified Cost $5,557,408)	4,869,963

	Total Bonds and Notes
	(Identified Cost $518,130,260)	511,847,868

Senior Loans – 0.5%

	Cable Satellite – 0.2%
934,700	CSC Holdings, Inc., New Term Loan B, 2.694%, 4/17/2020(b)	927,540

	Finance Companies – 0.3%
$1,878,922	Flying Fortress, Inc., New Term Loan, 3.500%, 4/30/2020(b)	$1,875,991

	Total Senior Loans
	(Identified Cost $2,808,376)	2,803,531

Shares

Common Stocks – 2.8%

	Automobiles – 0.2%
91,715	Ford Motor Co.	1,244,573

	Chemicals – 0.1%
3,363	PPG Industries, Inc.	294,901

	Electronic Equipment, Instruments & Components – 2.2%
721,200	Corning, Inc.	12,346,944

	Oil, Gas & Consumable Fuels – 0.3%
64,896	Repsol YPF S.A., Sponsored ADR	756,038
26,419	Royal Dutch Shell PLC, Sponsored ADR	1,251,997

		2,008,035

	Total Common Stocks
	(Identified Cost $13,464,889)	15,894,453

Preferred Stocks – 0.6%

Convertible Preferred Stocks – 0.5%

	Banking – 0.1%
714	Bank of America Corp., Series L, 7.250%	768,978

	Energy – 0.1%
15,775	El Paso Energy Capital Trust I, 4.750%	772,975

	Metals & Mining – 0.3%
31,440	Alcoa, Inc., Series 1, 5.375%	1,050,096
53,705	ArcelorMittal, 6.000%	441,455

		1,491,551

	Midstream – 0.0%
4,353	Chesapeake Energy Corp., 5.000%	219,282

	Total Convertible Preferred Stocks
	(Identified Cost $4,284,674)	3,252,786

Non-Convertible Preferred Stocks – 0.1%

	Banking – 0.0%
61	Ally Financial, Inc., Series G, 7.000%, 144A	61,193

	Electric – 0.1%
213	Connecticut Light & Power Co., 2.200%	10,543
2,360	Union Electric Co., 4.500%	221,604

		232,147

	Total Non-Convertible Preferred Stocks
	(Identified Cost $146,389)	293,340

	Total Preferred Stocks
	(Identified Cost $4,431,063)	3,546,126

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – 3.5%
$21,514	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2015 at 0.000% to be repurchased at $21,514 on 10/01/2015 collateralized by $21,600 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $21,993 including accrued interest (Note 2 of Notes to Financial Statements)	$21,514
19,550,628	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $19,550,634 on 10/01/2015 collateralized by $19,945,000 U.S. Treasury Note, 1.75% due 3/31/2022 valued at $19,945,000 including accrued interest (Note 2 of Notes to Financial Statements)	19,550,628

	Total Short-Term Investments
	(Identified Cost $19,572,142)	19,572,142

	Total Investments – 98.6%
	(Identified Cost $558,406,730)(a)	553,664,120
	Other assets less liabilities—1.4%	7,743,306

	Net Assets – 100.0%	$561,407,426

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2015, the net unrealized depreciation on investments based on a cost of $563,601,313 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$36,630,453
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(46,567,646)

	Net unrealized depreciation	$(9,937,193)

(b)	Variable rate security. Rate as of September 30, 2015 is disclosed.
(c)	Fair valued by the Fund’s adviser. At September 30, 2015, the value of these securities amounted to $504,136 or 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Illiquid security. At September 30, 2015, the value of these securities amounted to $8,150,800 or 1.5% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. See Note 2 of Notes to Financial Statements.
(e)	Perpetual bond with no specified maturity date.
(f)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the value of Rule 144A holdings amounted to $73,459,140 or 13.1% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2015

Treasuries	29.3%
Banking	14.0
Finance Companies	5.3
Wirelines	4.7
Airlines	3.5
Technology	3.4
Electric	3.1
Non-Agency Commercial Mortgage-Backed Securities	3.0
Property & Casualty Insurance	2.3
Electronic Equipment, Instruments & Components	2.2
Midstream	2.1
Other Investments, less than 2% each	22.2
Short-Term Investments	3.5

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

Currency Exposure Summary at September 30, 2015

United States Dollar	74.7%
Canadian Dollar	12.0
Mexican Peso	3.6
New Zealand Dollar	2.9
Other, less than 2% each	5.4

Total Investments	98.6

Other assets less liabilities	1.4
Net Assets	100.0%

See accompanying notes to financial statements.

|  66

Statements of Assets and Liabilities

September 30, 2015

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
ASSETS
Investments at cost	$1,296,844,564	$2,024,298,383	$44,059,001
Net unrealized depreciation	(49,404,364)	(174,301,776)	(989,659)

Investments at value	1,247,440,200	1,849,996,607	43,069,342
Cash	85,545	206	—
Due from brokers (Note 2)	—	770,000	—
Foreign currency at value (identified cost $6,217,315, $10,673,830 and $0, respectively)	6,273,729	10,254,477	—
Receivable for Fund shares sold	125,000	1,325,973	36,741
Receivable from investment adviser (Note 6)	—	—	1,267
Receivable for securities sold	899,054	10,071,625	—
Receivable for when-issued/delayed delivery securities sold (Note 2)	—	97,362,598	—
Collateral received for delayed delivery securities and open forward foreign currency contracts (Notes 2 and 4)	—	5,932,894	—
Dividends and interest receivable	16,593,504	15,941,508	71,012
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	6,086,881	—
Tax reclaims receivable	33,467	74,670	—
Receivable for variation margin on futures contracts (Note 2)	—	88,359	—

TOTAL ASSETS	1,271,450,499	1,997,905,798	43,178,362

LIABILITIES
Swaptions written, at value (premiums received $0, $0 and $34,250, respectively) (Note 2)	—	—	18,292
Payable for securities purchased	153,668	16,660,497	—
Payable for when-issued/delayed delivery securities purchased (Note 2)	—	199,517,269	—
Payable for Fund shares redeemed	—	3,175,707	118,234
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	1,817,103	—
Due to brokers (Note 2)	—	5,932,894	—
Management fees payable (Note 6)	538,137	765,186	—
Deferred Trustees’ fees (Note 6)	152,333	244,843	80,151
Administrative fees payable (Note 6)	46,772	64,598	1,545
Payable to distributor (Note 6d)	—	35,439	1,345
Other accounts payable and accrued expenses	96,334	228,098	60,485

TOTAL LIABILITIES	987,244	228,441,634	280,052

NET ASSETS	$1,270,463,255	$1,769,464,164	$42,898,310

NET ASSETS CONSIST OF:
Paid-in capital	$1,267,352,271	$1,981,723,652	$45,943,914
Undistributed (Distributions in excess of) net investment income	35,400,813	(21,063,941)	(33,820)
Accumulated net realized gain (loss) on investments, futures contracts, swaptions written and foreign currency transactions	17,226,259	(19,282,042)	(2,038,083)
Net unrealized depreciation on investments, futures contracts, swaptions written and foreign currency translations	(49,516,088)	(171,913,505)	(973,701)

NET ASSETS	$1,270,463,255	$1,769,464,164	$42,898,310

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$1,270,463,255	$1,289,885,159	$23,695,600

Shares of beneficial interest	96,551,382	85,991,382	2,328,992

Net asset value, offering and redemption price per share	$13.16	$15.00	$10.17

Retail Class:
Net assets	$—	$447,303,746	$19,202,710

Shares of beneficial interest	—	30,184,910	1,894,390

Net asset value, offering and redemption price per share	$—	$14.82	$10.14

Class N shares:
Net assets	$—	$32,275,259	$—

Shares of beneficial interest	—	2,149,904	—

Net asset value, offering and redemption price per share	$—	$15.01	$—

See accompanying notes to financial statements.

67  |

Statements of Assets and Liabilities – continued

September 30, 2015

	Institutional High Income Fund	Intermediate Duration Bond Fund	Investment Grade Fixed Income Fund
ASSETS
Investments at cost	$647,779,048	$107,941,437	$558,406,730
Net unrealized appreciation (depreciation)	(26,708,775)	164,808	(4,742,610)

Investments at value	621,070,273	108,106,245	553,664,120
Cash	3,339	—	—
Foreign currency at value (identified cost $1,920,863, $0 and $2,829,276, respectively)	1,940,287	—	2,856,038
Receivable for Fund shares sold	346,946	281,656	—
Receivable for securities sold	1,382	2,212,292	315,566
Dividends and interest receivable	9,530,307	461,670	5,663,502
Tax reclaims receivable	15,696	—	8,941

TOTAL ASSETS	632,908,230	111,061,863	562,508,167

LIABILITIES
Payable for securities purchased	1,947,321	1,335,778	699,394
Payable for when-issued/delayed delivery securities purchased (Note 2)	—	2,526,406	—
Payable for Fund shares redeemed	—	873	—
Management fees payable (Note 6)	314,566	22,321	185,471
Deferred Trustees’ fees (Note 6)	108,301	83,670	114,799
Administrative fees payable (Note 6)	22,781	3,746	20,150
Payable to distributor (Note 6d)	74	110	—
Other accounts payable and accrued expenses	93,029	71,260	80,927

TOTAL LIABILITIES	2,486,072	4,044,164	1,100,741

NET ASSETS	$630,422,158	$107,017,699	$561,407,426

NET ASSETS CONSIST OF:
Paid-in capital	$619,654,786	$107,000,738	$564,402,016
Undistributed (Distributions in excess of) net investment income	21,352,219	(64,773)	(1,673,007)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	16,148,378	(83,074)	3,471,397
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(26,733,225)	164,808	(4,792,980)

NET ASSETS	$630,422,158	$107,017,699	$561,407,426

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$630,422,158	$88,592,336	$561,407,426

Shares of beneficial interest	93,765,823	8,527,088	47,526,081

Net asset value, offering and redemption price per share	$6.72	$10.39	$11.81

Retail Class:
Net assets	$—	$18,425,363	$—

Shares of beneficial interest	—	1,772,947	—

Net asset value, offering and redemption price per share	$—	$10.39	$—

See accompanying notes to financial statements.

|  68

Statements of Operations

For the Year Ended September 30, 2015

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
INVESTMENT INCOME
Interest	$64,205,112	$56,706,255	$365,733
Dividends	4,424,428	1,467,119	7,876
Less net foreign taxes withheld	(116,547)	(329,640)	—

	68,512,993	57,843,734	373,609

Expenses
Management fees (Note 6)	7,059,917	11,262,167	82,822
Distribution fees (Note 6)	—	1,410,671	22,515
Administrative fees (Note 6)	602,277	877,176	14,144
Trustees’ fees and expenses (Note 6)	34,829	41,613	16,598
Transfer agent fees and expenses (Notes 6 and 7)	6,210	3,196,560	34,797
Audit and tax services fees	61,804	54,246	46,003
Custodian fees and expenses	109,247	219,977	11,601
Legal fees	16,085	23,763	342
Registration fees	54,331	96,407	43,158
Shareholder reporting expenses	5,423	259,503	4,650
Miscellaneous expenses	36,790	52,737	9,824

Total expenses	7,986,913	17,494,820	286,454
Less waiver and/or expense reimbursement (Note 6)	—	(695,493)	(131,281)

Net expenses	7,986,913	16,799,327	155,173

Net investment income	60,526,080	41,044,407	218,436

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	17,608,374	(52,054,878)	(784,113)
Futures contracts	—	(4,045,182)	(5,264)
Swaptions written	—	—	257,280
Foreign currency transactions	(939,641)	5,877,731	—
Net change in unrealized appreciation (depreciation) on:
Investments	(161,407,201)	(104,619,435)	(178,470)
Futures contracts	—	(2,442,499)	(621)
Swaptions written	—	—	(110,442)
Foreign currency translations	82,829	2,084,353	—

Net realized and unrealized gain (loss) on investments, futures contracts, swaptions written and foreign currency transactions	(144,655,639)	(155,199,910)	(821,630)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(84,129,559)	$(114,155,503)	$(603,194)

See accompanying notes to financial statements.

69  |

Statements of Operations – continued

For the Year Ended September 30, 2015

	Institutional High Income Fund	Intermediate Duration Bond Fund	Investment Grade Fixed Income Fund
INVESTMENT INCOME
Interest	$37,456,850	$2,275,966	$22,824,275
Dividends	2,944,271	—	982,976
Less net foreign taxes withheld	(60,656)	(607)	(26,234)

	40,340,465	2,275,359	23,781,017

Expenses
Management fees (Note 6)	3,953,497	223,031	2,489,900
Distribution fees (Note 6)	—	22,590	—
Administrative fees (Note 6)	281,091	38,064	265,493
Trustees’ fees and expenses (Note 6)	25,034	17,296	24,199
Transfer agent fees and expenses (Notes 6 and 7)	12,356	13,675	4,059
Audit and tax services fees	57,631	51,611	61,257
Custodian fees and expenses	69,022	19,151	44,782
Legal fees	7,482	969	7,167
Registration fees	27,795	37,860	42,412
Shareholder reporting expenses	3,436	2,598	2,969
Miscellaneous expenses	25,114	10,488	23,020

Total expenses	4,462,458	437,333	2,965,258
Less waiver and/or expense reimbursement (Note 6)	—	(57,882)	—

Net expenses	4,462,458	379,451	2,965,258

Net investment income	35,878,007	1,895,908	20,815,759

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	18,448,115	465,173	3,524,677
Futures contracts	—	(12,112)	—
Foreign currency transactions	(309,831)	—	(383,547)
Net change in unrealized appreciation (depreciation) on:
Investments	(110,723,474)	(276,954)	(46,443,383)
Futures contracts	—	(2,175)	—
Foreign currency translations	43,892	—	20,117

Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(92,541,298)	173,932	(43,282,136)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(56,663,291)	$2,069,840	$(22,466,377)

See accompanying notes to financial statements.

|  70

Statements of Changes in Net Assets

	Fixed Income Fund		Global Bond Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
FROM OPERATIONS:
Net investment income	$60,526,080	$56,410,540	$41,044,407	$47,171,115
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	16,668,733	57,377,818	(50,222,329)	27,086,229
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(161,324,372)	(11,626,816)	(104,977,581)	(35,717,450)

Net increase (decrease) in net assets resulting from operations	(84,129,559)	102,161,542	(114,155,503)	38,539,894

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(62,823,544)	(60,850,003)	(13,369,024)	(50,183,652)
Retail Class	—	—	(5,236,847)	(21,566,153)
Class N	—	—	(249,121)	(840,394)
Net realized capital gains
Institutional Class	(52,933,321)	(16,386,995)	(14,810,093)	(18,256,458)
Retail Class	—	—	(6,158,675)	(8,553,211)
Class N	—	—	(266,282)	(275,614)

Total distributions	(115,756,865)	(77,236,998)	(40,090,042)	(99,675,482)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	66,423,160	186,974,100	(340,547,779)	(142,594,707)

Net increase (decrease) in net assets	(133,463,264)	211,898,644	(494,793,324)	(203,730,295)
NET ASSETS
Beginning of the year	1,403,926,519	1,192,027,875	2,264,257,488	2,467,987,783

End of the year	$1,270,463,255	$1,403,926,519	$1,769,464,164	$2,264,257,488

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$35,400,813	$41,852,156	$(21,063,941)	$993,050

See accompanying notes to financial statements.

71  |

Statements of Changes in Net Assets – continued

	Inflation Protected Securities Fund		Institutional High Income Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
FROM OPERATIONS:
Net investment income	$218,436	$398,181	$35,878,007	$35,837,512
Net realized gain (loss) on investments, futures contracts, swaptions written and foreign currency transactions	(532,097)	(1,010,939)	18,138,284	29,177,011
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swaptions written and foreign currency translations	(289,533)	558,878	(110,679,582)	7,905,798

Net increase (decrease) in net assets resulting from operations	(603,194)	(53,880)	(56,663,291)	72,920,321

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(150,516)	(484,657)	(35,993,409)	(40,486,475)
Retail Class	(93,557)	(122,553)	—	—
Net realized capital gains
Institutional Class	—	(248,813)	(30,161,602)	(32,983,463)
Retail Class	—	(59,396)	—	—

Total distributions	(244,073)	(915,419)	(66,155,011)	(73,469,938)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	13,565,630	9,216,462	59,907,686	29,016,447

Net increase (decrease) in net assets	12,718,363	8,247,163	(62,910,616)	28,466,830
NET ASSETS
Beginning of the year	30,179,947	21,932,784	693,332,774	664,865,944

End of the year	$42,898,310	$30,179,947	$630,422,158	$693,332,774

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(33,820)	$(76,402)	$21,352,219	$20,364,504

See accompanying notes to financial statements.

|  72

Statements of Changes in Net Assets – continued

	Intermediate Duration Bond Fund		Investment Grade Fixed Income Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
FROM OPERATIONS:
Net investment income	$1,895,908	$1,473,260	$20,815,759	$22,119,541
Net realized gain on investments, futures contracts and foreign currency transactions	453,061	797,228	3,141,130	23,306,682
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(279,129)	(96,368)	(46,423,266)	(12,932,815)

Net increase (decrease) in net assets resulting from operations	2,069,840	2,174,120	(22,466,377)	32,493,408

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(1,890,490)	(1,532,356)	(22,346,530)	(24,657,698)
Retail Class	(195,269)	(133,174)	—	—
Net realized capital gains
Institutional Class	(35,990)	(164,823)	(5,521,716)	(7,274,910)
Retail Class	(2,801)	(18,111)	—	—

Total distributions	(2,124,550)	(1,848,464)	(27,868,246)	(31,932,608)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	34,383,012	338,480	135,152	(128,840,145)

Net increase (decrease) in net assets	34,328,302	664,136	(50,199,471)	(128,279,345)
NET ASSETS
Beginning of the year	72,689,397	72,025,261	611,606,897	739,886,242

End of the year	$107,017,699	$72,689,397	$561,407,426	$611,606,897

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(64,773)	$(68,281)	$(1,673,007)	$2,392,730

See accompanying notes to financial statements.

73  |

Financial Highlights

For a share outstanding throughout each period.

	Fixed Income Fund — Institutional Class
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$15.22	$14.97	$14.83	$13.69	$14.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.60	0.65	0.69	0.72	0.73
Net realized and unrealized gain (loss)	(1.46)	0.57	0.27	1.31	(0.32)

Total from Investment Operations	(0.86)	1.22	0.96	2.03	0.41

LESS DISTRIBUTIONS FROM:
Net investment income	(0.65)	(0.76)	(0.74)	(0.84)	(0.84)
Net realized capital gains	(0.55)	(0.21)	(0.08)	(0.05)	—

Total Distributions	(1.20)	(0.97)	(0.82)	(0.89)	(0.84)

Net asset value, end of the period	$13.16	$15.22	$14.97	$14.83	$13.69

Total return	(5.96)%	8.51%	6.71%	15.79%	3.01%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,270,463	$1,403,927	$1,192,028	$1,134,935	$881,269
Net expenses	0.57%	0.57%	0.57%	0.57%	0.58%
Gross expenses	0.57%	0.57%	0.57%	0.57%	0.58%
Net investment income	4.29%	4.31%	4.64%	5.10%	5.14%
Portfolio turnover rate	15%	26%	18%	17%	26%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

	Global Bond Fund — Institutional Class
	Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$16.13		$16.56		$17.36		$16.52	$16.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32		0.34		0.33		0.44	0.53
Net realized and unrealized gain (loss)	(1.16)		(0.08)		(0.70)		1.05	(0.28)

Total from Investment Operations	(0.84)		0.26		(0.37)		1.49	0.25

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)		(0.51)		(0.43)		(0.65)	(0.72)
Net realized capital gains	(0.15)		(0.18)		—		—	—

Total Distributions	(0.29)		(0.69)		(0.43)		(0.65)	(0.72)

Net asset value, end of the period	$15.00		$16.13		$16.56		$17.36	$16.52

Total return	(5.31	)%(b)	1.57	%(b)	(2.14	)%(b)	9.45%	1.23%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,289,885		$1,553,641		$1,669,103		$1,629,719	$1,353,993
Net expenses	0.75	%(c)	0.75	%(c)	0.75	%(c)	0.72%	0.67%
Gross expenses	0.78%		0.77%		0.78%		0.72%	0.67%
Net investment income	2.07%		2.03%		1.96%		2.64%	3.15%
Portfolio turnover rate	117%		143%		185	%(d)	102%	84%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	The variation in the Fund’s turnover rate from 2012 to 2013 is due to an increase in TBA transactions. See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  74

Financial Highlights – continued

For a share outstanding throughout each period.

	Global Bond Fund — Retail Class
	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$15.97		$16.40	$17.20		$16.37	$16.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.28		0.29	0.29		0.40	0.48
Net realized and unrealized gain (loss)	(1.15)		(0.07)	(0.70)		1.04	(0.28)

Total from Investment Operations	(0.87)		0.22	(0.41)		1.44	0.20

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)		(0.47)	(0.39)		(0.61)	(0.67)
Net realized capital gains	(0.15)		(0.18)	—		—	—

Total Distributions	(0.28)		(0.65)	(0.39)		(0.61)	(0.67)

Net asset value, end of the period	$14.82		$15.97	$16.40		$17.20	$16.37

Total return	(5.56	)%(b)	1.35%	(2.39)%		9.20%	0.94%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$447,304		$682,624	$798,335		$995,211	$978,241
Net expenses	1.00	%(c)	0.98%	0.98%		0.97%	0.97%
Gross expenses	1.03%		0.98%	0.98%		0.97%	0.97%
Net investment income	1.81%		1.80%	1.72%		2.43%	2.84%
Portfolio turnover rate	117%		143%	185	%(d)	102%	84%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	The variation in the Fund’s turnover rate from 2012 to 2013 is due to an increase in TBA transactions. See Note 2 of Notes to Financial Statements.

	Global Bond Fund — Class N
	Year Ended September 30, 2015	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$16.13	$16.56		$17.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.34	0.36		0.22
Net realized and unrealized gain (loss)	(1.17)	(0.08)		(0.56)

Total from Investment Operations	(0.83)	0.28		(0.34)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)	(0.53)		(0.28)
Net realized capital gains	(0.15)	(0.18)		—

Total Distributions	(0.29)	(0.71)		(0.28)

Net asset value, end of the period	$15.01	$16.13		$16.56

Total return	(5.22)%	1.70%		(1.97	)%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$32,275	$27,993		$550
Net expenses	0.63%	0.63	%(d)	0.70	%(e)(f)
Gross expenses	0.63%	0.63	%(d)	0.83	%(f)
Net investment income	2.20%	2.16%		2.01	%(f)
Portfolio turnover rate	117%	143%		185%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

75  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Inflation Protected Securities Fund — Institutional Class
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$10.33	$10.64		$12.18		$11.58		$11.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06	0.15		0.09		0.11	(b)	0.46
Net realized and unrealized gain (loss)	(0.15)	(0.16)		(0.74)		0.92		0.55

Total from Investment Operations	(0.09)	(0.01)		(0.65)		1.03		1.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	(0.20)		(0.19)		(0.28)		(0.53)
Net realized capital gains	—	(0.10)		(0.70)		(0.15)		—

Total Distributions	(0.07)	(0.30)		(0.89)		(0.43)		(0.53)

Net asset value, end of the period	$10.17	$10.33		$10.64		$12.18		$11.58

Total return(c)	(0.92)%	(0.02)%		(5.70)%		9.01%		9.36%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$23,696	$24,480		$18,434		$23,771		$33,880
Net expenses(d)	0.40%	0.40%		0.40%		0.40%		0.40%
Gross expenses	0.80%	0.91%		0.91%		0.85%		1.08%
Net investment income	0.62%	1.41%		0.75	%(b)	0.95	%(b)	4.04%
Portfolio turnover rate	135%	206	%(e)	56%		166	%(f)	20%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Net investment income is low relative to past years due to lower inflation and a low interest rate/yield environment.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to portfolio repositioning, as well as fluctuation in the level of fund assets due to shareholder flows.
(f)	The variation in the Fund’s turnover rate from 2011 to 2012 was primarily due to a change in the portfolio management team, as well as fluctuation in the level of fund assets due to shareholder flows.

	Inflation Protected Securities Fund — Retail Class
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$10.31	$10.61		$12.15		$11.56		$11.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.08	0.14		(0.05)		0.04	(b)	0.35
Net realized and unrealized gain (loss)	(0.20)	(0.16)		(0.64)		0.96		0.63

Total from Investment Operations	(0.12)	(0.02)		(0.69)		1.00		0.98

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.18)		(0.15)		(0.26)		(0.51)
Net realized capital gains	—	(0.10)		(0.70)		(0.15)		—

Total Distributions	(0.05)	(0.28)		(0.85)		(0.41)		(0.51)

Net asset value, end of the period	$10.14	$10.31		$10.61		$12.15		$11.56

Total return(c)	(1.17)%	(0.15)%		(6.04)%		8.71%		9.14%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$19,203	$5,700		$3,499		$3,169		$1,923
Net expenses(d)	0.65%	0.65%		0.65%		0.65%		0.65%
Gross expenses	1.03%	1.19%		1.23%		1.23%		1.31%
Net investment income (loss)	0.75%	1.36%		(0.44	)%(b)	0.35	%(b)	3.09%
Portfolio turnover rate	135%	206	%(e)	56%		166	%(f)	20%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Net investment income is low relative to past years due to lower inflation and a low interest rate/yield environment.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to portfolio repositioning, as well as fluctuation in the level of fund assets due to shareholder flows.
(f)	The variation in the Fund’s turnover rate from 2011 to 2012 was primarily due to a change in the portfolio management team, as well as fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

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Financial Highlights – continued

For a share outstanding throughout each period.

	Institutional High Income Fund — Institutional Class
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$8.15	$8.24	$7.74	$7.15	$8.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.40	0.42	0.46	0.46	0.50
Net realized and unrealized gain (loss)	(1.04)	0.43	0.57	0.75	(0.51)

Total from Investment Operations	(0.64)	0.85	1.03	1.21	(0.01)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.43)	(0.52)	(0.50)	(0.45)	(0.59)
Net realized capital gains	(0.36)	(0.42)	(0.03)	(0.17)	(0.33)

Total Distributions	(0.79)	(0.94)	(0.53)	(0.62)	(0.92)

Net asset value, end of the period	$6.72	$8.15	$8.24	$7.74	$7.15

Total return	(8.38)%	11.14%	14.17%	18.37%	(0.43)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$630,422	$693,333	$664,866	$652,767	$429,621
Net expenses	0.68%	0.68%	0.68%	0.68%	0.69%
Gross expenses	0.68%	0.68%	0.68%	0.68%	0.69%
Net investment income	5.45%	5.16%	5.76%	6.30%	6.37%
Portfolio turnover rate	19%	29%	28%	21%	25%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

	Intermediate Duration Bond Fund — Institutional Class
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$10.39	$10.33	$10.80	$10.54	$10.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22	0.24	0.21	0.22	0.30
Net realized and unrealized gain (loss)	0.04	0.12	(0.24)	0.40	0.04

Total from Investment Operations	0.26	0.36	(0.03)	0.62	0.34

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.27)	(0.27)	(0.28)	(0.37)
Net realized capital gains	(0.01)	(0.03)	(0.17)	(0.08)	—

Total Distributions	(0.26)	(0.30)	(0.44)	(0.36)	(0.37)

Net asset value, end of the period	$10.39	$10.39	$10.33	$10.80	$10.54

Total return(b)	2.42%	3.60%	(0.30)%	6.06%	3.26%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$88,592	$66,759	$66,424	$75,588	$58,471
Net expenses(c)	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.47%	0.57%	0.48%	0.51%	0.57%
Net investment income	2.15%	2.31%	1.97%	2.12%	2.83%
Portfolio turnover rate	151%	134%	124%	82%	83%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

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Financial Highlights – continued

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund — Retail Class
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$10.39	$10.34	$10.80	$10.55	$10.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20	0.22	0.18	0.20	0.27
Net realized and unrealized gain (loss)	0.03	0.11	(0.23)	0.39	0.04

Total from Investment Operations	0.23	0.33	(0.05)	0.59	0.31

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.25)	(0.24)	(0.26)	(0.34)
Net realized capital gains	(0.01)	(0.03)	(0.17)	(0.08)	—

Total Distributions	(0.23)	(0.28)	(0.41)	(0.34)	(0.34)

Net asset value, end of the period	$10.39	$10.39	$10.34	$10.80	$10.55

Total return(b)	2.17%	3.24%	(0.46)%	5.69%	3.00%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$18,425	$5,931	$5,601	$3,084	$1,704
Net expenses(c)	0.65%	0.65%	0.65%	0.65%	0.65%
Gross expenses	0.71%	0.85%	0.79%	0.84%	0.94%
Net investment income	1.93%	2.07%	1.71%	1.91%	2.60%
Portfolio turnover rate	151%	134%	124%	82%	83%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

	Investment Grade Fixed Income Fund — Institutional Class
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$12.82	$12.82	$13.21	$12.52	$13.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.42	0.46	0.49	0.56	0.65
Net realized and unrealized gain (loss)	(0.88)	0.21	(0.21)	0.97	(0.17)

Total from Investment Operations	(0.46)	0.67	0.28	1.53	0.48

LESS DISTRIBUTIONS FROM:
Net investment income	(0.44)	(0.51)	(0.54)	(0.66)	(0.76)
Net realized capital gains	(0.11)	(0.16)	(0.13)	(0.18)	(0.64)

Total Distributions	(0.55)	(0.67)	(0.67)	(0.84)	(1.40)

Net asset value, end of the period	$11.81	$12.82	$12.82	$13.21	$12.52

Total return	(3.74)%	5.36%	2.14%	12.78%	3.82%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$561,407	$611,607	$739,886	$690,693	$452,310
Net expenses	0.48%	0.48%	0.47%	0.48%	0.49%
Gross expenses	0.48%	0.48%	0.47%	0.48%	0.49%
Net investment income	3.34%	3.52%	3.72%	4.44%	5.03%
Portfolio turnover rate	26%	23%	25%	19%	17%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

|  78

Notes to Financial Statements

September 30, 2015

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Fixed Income Fund (the “Fixed Income Fund”)

Loomis Sayles Global Bond Fund (the “Global Bond Fund”)

Loomis Sayles Inflation Protected Securities Fund (the “Inflation Protected Securities Fund”)

Loomis Sayles Institutional High Income Fund (the “Institutional High Income Fund”)

Loomis Sayles Intermediate Duration Bond Fund (the “Intermediate Duration Bond Fund”)

Loomis Sayles Investment Grade Fixed Income Fund (the “Investment Grade Fixed Income Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Bond Fund also offer Retail Class shares. In addition, Global Bond Fund offers Class N shares.

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Class N shares are primarily intended for employer-sponsored retirement plans and are offered exclusively through intermediaries. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000 for Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Bond Fund and $3,000,000 for Fixed Income Fund, Institutional High Income Fund and Investment Grade Fixed Income Fund, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

See Note 13 for changes that take effect subsequent to September 30, 2015.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 distribution fees and, for Global Bond Fund Institutional Class and Retail Class, collectively, and Class N individually, transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements except as disclosed in Note 13.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures

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Notes to Financial Statements – continued

September 30, 2015

contracts are valued at the current settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other swaptions not priced through an independent pricing service are valued based on quotations obtained from broker-dealers. Centrally cleared credit default swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of September 30, 2015, securities of the funds included in Net Assets (reflected at absolute value) were fair valued as follows:

Fund	Illiquid securities[1]	Percentage of Net Assets	Other fair valued securities[2]	Percentage of Net Assets
Fixed Income Fund	$25,566,036	2.0%	$5,511,438	0.4%
Global Bond Fund	3,454,105	0.2%	—	—
Institutional High Income Fund	18,740,552	3.0%	5,873,147	0.9%
Intermediate Duration Bond Fund	—	—	35,366	Less than 0.1%
Investment Grade Fixed Income Fund	8,150,800	1.5%	504,136	0.1%

1 Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures.

2 Fair valued by the Fund’s adviser.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Funds.

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Notes to Financial Statements – continued

September 30, 2015

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

During the year ended September 30, 2015, the amount of income available to be distributed was reduced by the following amounts as a result of losses arising from changes in exchange rates:

Fixed Income Fund	$8,835,025
Global Bond Fund	$29,160,968
Inflation Protected Securities Fund	$—
Institutional High Income Fund	$1,183,163
Intermediate Duration Bond Fund	$—
Investment Grade Fixed Income Fund	$3,552,490

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swaptions. Certain Funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

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September 30, 2015

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

Over-the-counter interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

g.  Swap Agreements. The Funds may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds face the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Funds based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Funds’ counterparty credit risk is reduced as the CCP stands between the Funds and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

For the year ended September 30, 2015, no swap agreements were held by the Funds.

h.  When-Issued and Delayed Delivery Transactions. The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral

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Notes to Financial Statements – continued

September 30, 2015

for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

i.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2015 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

j.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distribution redesignations, foreign currency gains and losses, convertible bonds, paydown gains and losses, premium amortization, capital gain distributions received, return of capital distributions received, treasury inflation-protected bonds and contingent payment debt instruments. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, straddle deferrals, wash sales, convertible bonds, premium amortization, forward foreign currency and futures contracts mark-to-market, trust preferred securities, return of capital distributions received, contingent payment debt instruments and defaulted and/or non-income producing securities. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2015 and 2014 were as follows:

	2015 Distributions Paid From:			2014 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Fixed Income Fund	$68,550,473	$47,206,392	$115,756,865	$62,392,026	$14,844,972	$77,236,998
Global Bond Fund	29,469,272	10,620,770	40,090,042	72,590,199	27,085,283	99,675,482
Inflation Protected Securities Fund	244,073	—	244,073	886,646	28,773	915,419
Institutional High Income Fund	40,546,892	25,608,119	66,155,011	41,262,649	32,207,289	73,469,938
Intermediate Duration Bond Fund	2,124,550	—	2,124,550	1,665,695	182,769	1,848,464
Investment Grade Fixed Income Fund	22,367,076	5,501,170	27,868,246	25,002,629	6,929,979	31,932,608

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

83  |

Notes to Financial Statements – continued

September 30, 2015

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Intermediate Duration Bond Fund	Investment Grade Fixed Income Fund
Undistributed ordinary income	$43,233,573	$—	$46,331	$29,943,055	$253,015	$1,532,241
Undistributed long-term capital gains	19,088,021	—	—	16,863,508	—	5,273,865

Total undistributed earnings	62,321,594	—	46,331	46,806,563	253,015	6,806,106

Capital loss carryforward:
Short-term:
No expiration date	—	—	(596,617)	—	—	—
Long-term:
No expiration date	—	—	(1,263,205)	—	—	—

Total capital loss carryforward	—	—	(1,859,822)	—	—	—

Late-year ordinary and post-October capital loss deferrals	—	(26,469,151)*	—	—	—	—

Unrealized appreciation (depreciation)
Investments	2,291,388	(27,147,720)	(1,151,962)	(18,537,956)	(152,384)	23,120,555
Foreign currency translations	(60,437,708)	(158,397,774)	—	(16,264,725)	—	(32,771,586)

Total unrealized (depreciation)	$(58,146,320)	$(185,545,494)	$(1,151,962)	$(34,802,681)	$(152,384)	$(9,651,031)

Total accumulated earnings (losses)	$4,175,274	$(212,014,645)	$(2,965,453)	$12,003,882	$100,631	$(2,844,925)

Capital loss carryforward utilized in the current year	$—	$—	$—	$—	$63,908	$—

* Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Global Bond Fund is declaring foreign currency losses that occurred after October 31, 2014.

k.  Loan Participations. Each Fund may invest in loans to corporate, governmental or other borrowers. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the period, if any, are listed in each applicable Funds’ Schedule of Investments.

l.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2015, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

m.  Due to/from Brokers. Transactions and positions in certain forward foreign currency contracts and delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. The due to brokers balance in the Statements of Assets and Liabilities for Global Bond Fund represents cash or securities received as collateral for forward foreign currency contracts or delayed delivery securities. The due from brokers balance in the Statements of Assets and Liabilities for Global Bond Fund represents cash pledged as collateral for forward foreign currency contracts. In certain circumstances a Fund’s use of cash and/or securities held at brokers is restricted by regulation or broker mandated limits.

n.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities,

|  84

Notes to Financial Statements – continued

September 30, 2015

sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2015, none of the Funds had loaned securities under this agreement.

o.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2015, at value:

Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$940,685	$2,620,751	(b)	$3,561,436
Finance Companies	543,978	58,311,065	—		58,855,043
Metals & Mining	—	17,611,515	832,714	(b)	18,444,229
Non-Agency Commercial Mortgage-Backed Securities	—	3,271,162	2,177,712	(c)	5,448,874
Oil Field Services	—	4,936,581	317,750	(b)	5,254,331
Retailers	—	5,356,141	1,207,488	(b)	6,563,629
Transportation Services	—	1,950,000	532,735	(b)	2,482,735
All Other Non-Convertible Bonds(a)	—	939,600,572	—		939,600,572

Total Non-Convertible Bonds	543,978	1,031,977,721	7,689,150		1,040,210,849

Convertible Bonds(a)	—	80,158,949	—		80,158,949
Municipals(a)	—	11,158,324	—		11,158,324

Total Bonds and Notes	543,978	1,123,294,994	7,689,150		1,131,528,122

85  |

Notes to Financial Statements – continued

September 30, 2015

Fixed Income Fund – continued

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Senior Loans(a)	$—	$9,607,296	$—	$9,607,296
Preferred Stocks
Convertible Preferred Stocks
Midstream	597,665	867,970	—	1,465,635
REITs—Mortgage	—	165,115	—	165,115
All Other Convertible Preferred Stocks(a)	18,489,759	—	—	18,489,759

Total Convertible Preferred Stocks	19,087,424	1,033,085	—	20,120,509

Non-Convertible Preferred Stocks
Electric	—	729,450	—	729,450
All Other Non-Convertible Preferred Stocks(a)	3,058,818	—	—	3,058,818

Total Non-Convertible Preferred Stocks	3,058,818	729,450	—	3,788,268

Total Preferred Stocks	22,146,242	1,762,535	—	23,908,777

Common Stocks(a)	71,257,760	—	—	71,257,760
Short-Term Investments	—	11,138,245	—	11,138,245

Total	$93,947,980	$1,145,803,070	$7,689,150	$1,247,440,200

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued by the Fund’s adviser.

(c) Valued using broker-dealer bid prices.

Preferred stocks valued at $1,606,361 were transferred from Level 1 to Level 2 during the period ended September 30, 2015. At September 30, 2014, these securities were valued at the last sale price. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service.

A preferred stock valued at $36,744 was transferred from Level 2 to Level 1 during the period ended September 30, 2015. At September 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service. At September 30, 2015, this security was valued at the last sale price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Global Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Canada	$—	$60,311,624	$3,432,506	(b)	$63,744,130
United States	—	544,273,845	5,708,550	(b)	549,982,395
All Other Non-Convertible Bonds(a)	—	1,103,188,643	—		1,103,188,643

Total Non-Convertible Bonds	—	1,707,774,112	9,141,056		1,716,915,168

Convertible Bonds(a)	—	4,878,199	—		4,878,199

Total Bonds and Notes	—	1,712,652,311	9,141,056		1,721,793,367

Preferred Stocks
Non-Convertible Preferred Stock(a)	4,612,347	—	—		4,612,347
Convertible Preferred Stocks
United States	19,486,756	698,221	—		20,184,977

Total Preferred Stocks	24,099,103	698,221	—		24,797,324

Short-Term Investments	—	103,405,916	—		103,405,916

Total Investments	24,099,103	1,816,756,448	9,141,056		1,849,996,607

Forward Foreign Currency Contracts (unrealized appreciation)	—	6,086,881	—		6,086,881
Futures Contracts (unrealized appreciation)	1,272,292	—	—		1,272,292

Total	$25,371,395	$1,822,843,329	$9,141,056		$1,857,355,780

|  86

Notes to Financial Statements – continued

September 30, 2015

Global Bond Fund – continued

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(1,817,103)	$—	$(1,817,103)
Futures Contracts (unrealized depreciation)	(2,549,408)	—	—	(2,549,408)

Total	$(2,549,408)	$(1,817,103)	$—	$(4,366,511)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

Inflation Protected Securities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$41,401,271	$—	$41,401,271
Purchased Swaptions(a)	—	47,049	—	47,049
Short-Term Investments	—	1,621,022	—	1,621,022

Total	$—	$43,069,342	$—	$43,069,342

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Swaptions(a)	$—	$(18,292)	$—	$(18,292)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2015, there were no transfers among Levels 1, 2 and 3.

Institutional High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$18,805,842	$1,492,764	(b)	$20,298,606
Metals & Mining	—	20,801,254	1,326,993	(c)	22,128,247
Non-Agency Commercial Mortgage-Backed Securities	—	321,083	1,451,808	(b)	1,772,891
Oil Field Services	—	8,061,425	1,916,750	(c)	9,978,175
Retailers	—	12,798,575	1,843,065	(c)	14,641,640
Transportation Services	—	3,287,500	786,339	(c)	4,073,839
All Other Non-Convertible Bonds(a)	—	362,168,945	—		362,168,945

Total Non-Convertible Bonds	—	426,244,624	8,817,719		435,062,343

Convertible Bonds(a)	—	61,484,754	—		61,484,754
Municipals(a)	—	3,889,429	—		3,889,429

Total Bonds and Notes	—	491,618,807	8,817,719		500,436,526

Loan Participations(a)	—	—	701,799	(b)	701,799
Senior Loans(a)	—	13,063,990	—		13,063,990
Common Stocks(a)	69,988,718	—	—		69,988,718
Preferred Stocks
Convertible Preferred Stocks
Midstream	—	1,902,851	—		1,902,851
All Other Convertible Preferred Stocks(a)	6,776,267	—	—		6,776,267

Total Convertible Preferred Stocks	6,776,267	1,902,851	—		8,679,118

Non-Convertible Preferred Stocks
REITs—Warehouse/Industrials	—	215,232	—		215,232
All Other Non-Convertible Preferred Stocks(a)	1,796,755	—	—		1,796,755

Total Preferred Stocks	8,573,022	2,118,083	—		10,691,105

87  |

Notes to Financial Statements – continued

September 30, 2015

Institutional High Income Fund – continued

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Warrants(d)	$—	$—	$—	$—
Short-Term Investments	—	26,188,135	—	26,188,135

Total	$78,561,740	$532,989,015	$9,519,518	$621,070,273

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

(c) Fair valued by the Fund’s adviser.

(d) Fair valued at zero using level 2 inputs.

Preferred stocks valued at $749,568 were transferred from Level 1 to Level 2 during the period ended September 30, 2015. At September 30, 2014, these securities were valued at the last sale price. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service.

A preferred stock valued at $9,138 was transferred from Level 2 to Level 1 during the period ended September 30, 2015. At September 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service. At September 30, 2015, this security was valued at the last sale price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Intermediate Duration Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$1,532,714	$35,366	(b)	$1,568,080
All Other Non-Convertible Bonds(a)	—	103,241,788	—		103,241,788

Total Non-Convertible Bonds	—	104,774,502	35,366		104,809,868

Municipals(a)	—	309,390	—		309,390

Total Bonds and Notes	—	105,083,892	35,366		105,119,258

Short-Term Investments	—	2,986,987	—		2,986,987

Total	$—	$108,070,879	$35,366		$108,106,245

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued by the Fund’s adviser.

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$—	$71,159	(c)	$71,159
ABS Other	—	5,661,483	3,983,601	(b)	9,645,084
Non-Agency Commercial Mortgage-Backed Securities	—	13,920,833	2,735,916	(b)	16,656,749
Transportation Services	—	919,003	432,977	(c)	1,351,980
All Other Non-Convertible Bonds(a)	—	457,936,622	—		457,936,622

Total Non-Convertible Bonds	—	478,437,941	7,223,653		485,661,594

Convertible Bonds(a)	—	21,316,311	—		21,316,311
Municipals(a)	—	4,869,963	—		4,869,963

Total Bonds and Notes	—	504,624,215	7,223,653		511,847,868

|  88

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September 30, 2015

Investment Grade Fixed Income Fund – continued

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Senior Loans(a)	$—	$2,803,531	$—	$2,803,531
Common Stocks(a)	15,894,453	—	—	15,894,453
Preferred Stocks
Convertible Preferred Stocks
Midstream	—	219,282	—	219,282
All Other Convertible Preferred Stocks(a)	3,033,504	—	—	3,033,504

Total Convertible Preferred Stocks	3,033,504	219,282	—	3,252,786

Non-Convertible Preferred Stocks
Banking	61,193	—	—	61,193
Electric	—	232,147	—	232,147

Total Non-Convertible Preferred Stocks	61,193	232,147	—	293,340

Total Preferred Stocks	3,094,697	451,429	—	3,546,126

Short-Term Investments	—	19,572,142	—	19,572,142

Total	$18,989,150	$527,451,317	$7,223,653	$553,664,120

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

(c) Fair valued by the Fund’s adviser.

Preferred stocks valued at $651,152 were transferred from Level 1 to Level 2 during the period ended September 30, 2015. At September 30, 2014, these securities were valued at the last sale price. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service.

All transfers are recognized as of the beginning of the reporting period.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2014 and/or September 30, 2015:

Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2015
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$—	$(455,329)	$3,411,828	$(335,748)	$—	$—	$2,620,751	$(455,329)
Metals & Mining	—	11,424	—	(1,685,847)	2,507,137	—	—	—	832,714	(1,685,846)
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	17,712	2,160,000	—	—	—	2,177,712	17,712
Oil Field Services	—	—	—	(457,250)	—	—	775,000	—	317,750	(457,250)
Retailers	1,203,038	6,589	—	(2,139)	—	—	—	—	1,207,488	4,450
Transportation Services	934,527	—	109,442	(122,413)	—	(388,821)	—	—	532,735	(6,689)
Convertible Bonds
Wirelines	3,023	—	(1,196)	976	—	(2,803)	—	—	—	—
Airlines	11,166,164	—	289	(538)	—	(10,502)	—	(11,155,413)	—	—
Metals & Mining	2,649,200	12,353	526	859,859	—	(3,521,938)	—	—	—	—

Total	$15,955,952	$30,366	$109,061	$(1,844,969)	$8,078,965	$(4,259,812)	$775,000	$(11,155,413)	$7,689,150	$(2,582,952)

A debt security valued at $775,000 was transferred from Level 2 to Level 3 during the period ended September 30, 2015. At September 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2015, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

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Debt securities valued at $11,155,413 were transferred from Level 3 to Level 2 during the period ended September 30, 2015. At September 30, 2014, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Global Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2015
Bonds and Notes
Non-Convertible Bonds
Australia	$4,732,900	$—	$36,005	$(33,839)	$—	$(4,735,066)	$—	$—	$—	$—
Canada	—	—	—	(335,360)	3,767,866	—	—	—	3,432,506	(335,360)
Cayman Islands	1,441,270	—	5,899	(6,490)	—	(1,440,679)	—	—	—	—
United States	58,041,992	—	266,028	(60,199)	—	(25,809,928)	—	(26,729,343)	5,708,550	150,480

	$64,216,162	$—	$307,932	$(435,888)	$3,767,866	$(31,985,673)	$—	$(26,729,343)	$9,141,056	$(184,880)

Debt securities valued at $26,729,343 were transferred from Level 3 to Level 2 during the period ended September 30, 2015. At September 30, 2014, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Institutional High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2015
Bonds and Notes
Non-Convertible Bonds
Airlines	$11,705,083	$—	$—	$(79,246)	$—	$(3,296,991)	$—	$(6,836,082)	$1,492,764	$(36,167)
Metals & Mining	4,221,700	23,313	1,048	1,348,480	—	(5,594,541)	—	—	—	—
Metals & Mining	—	20,189	(1)	(2,670,575)	3,977,380	—	—	—	1,326,993	(2,670,575)
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	11,808	1,440,000	—	—	—	1,451,808	11,808
Oil Field Services	—	30,168	—	(2,490,918)	382,500	—	3,995,000	—	1,916,750	(2,490,918)
Retailers	1,836,274	18,130	—	(11,339)	—	—	—	—	1,843,065	6,791
Transportation Services	1,696,418	—	170,948	(388,935)	—	(692,092)	—	—	786,339	(96,785)
Convertible Bonds
Wirelines	2,529	—	(1,024)	816	—	(2,321)	—	—	—	—
Loan Participations
ABS Other	755,145	—	(363)	(4,545)	—	(48,438)	—	—	701,799	(4,364)

Total	$20,217,149	$91,800	$170,608	$(4,284,454)	$5,799,880	$(9,634,383)	$3,995,000	$(6,836,082)	$9,519,518	$(5,280,210)

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Debt securities valued at $6,836,082 were transferred from Level 3 to Level 2 during the period ended September 30, 2015. At September 30, 2014, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $3,995,000 was transferred from Level 2 to Level 3 during the period ended September 30, 2015. At September 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2015, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

Intermediate Duration Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2015
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$781,677	$—	$—	$—	$—	$—	$—	$(781,677)	$—	$—
ABS Home Equity	59,427	—	(106)	1,996	—	(25,951)	—	—	35,366	701
ABS Other	1,118,344	—	15	—	—	(150,012)	—	(968,347)	—	—
Airlines	139,910	—	—	—	—	—	—	(139,910)	—	—

Total	$2,099,358	$—	$(91)	$1,996	$—	$(175,963)	$—	$(1,889,934)	$35,366	$701

Debt securities valued at $1,889,934 were transferred from Level 3 to Level 2 during the period ended September 30, 2015. At September 30, 2014, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2015
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$81,101	$—	$185	$(175)	$—	$(9,952)	$—	$—	$71,159	$(641)
ABS Other	4,147,971	—	1,032	10,650	—	(176,052)	—	—	3,983,601	15,519
Airlines	12,747,321	—	—	—	—	—	—	(12,747,321)	—	—
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	(7,520)	2,743,436	—	—	—	2,735,916	(7,520)
Transportation Services	744,448	—	—	1,028	—	(312,499)	—	—	432,977	6,497

Total	$17,720,841	$—	$1,217	$3,983	$2,743,436	$(498,503)	$—	$(12,747,321)	$7,223,653	$13,855

Debt securities valued at $12,747,321 were transferred from Level 3 to Level 2 during the period ended September 30, 2015. At September 30, 2014, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

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All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Global Bond Fund used during the period include forward foreign currency contracts and futures contracts. Derivative instruments that Inflation Protected Securities Fund used during the period include futures contracts and swaptions. Derivative instruments that Intermediate Duration Bond Fund used during the period include futures contracts.

Inflation Protected Securities Fund may use interest rate swaptions to gain exposure, such as to enter into a contract to benefit from a rise or fall in interest rates. During the year ended September 30, 2015, the Fund engaged in interest rate swaptions for this purpose.

Global Bond Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2015, Global Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Bond Fund are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed-income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts and interest rate swaptions to hedge against changes in interest rates and to manage their duration without having to buy or sell portfolio securities. During the year ended September 30, 2015, Global Bond Fund and Intermediate Duration Bond Fund used futures contracts and Inflation Protected Securities Fund used interest rate swaptions to manage duration. Intermediate Duration Bond Fund used futures contracts and Inflation Protected Securities Fund used futures contracts and interest rate swaptions to hedge against changes in interest rates.

The following is a summary of derivative instruments for Global Bond Fund as of September 30, 2015, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[1]	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$6,086,881	$—	$6,086,881
Exchange-traded/cleared asset derivatives
Interest rate contracts	—	1,272,292	1,272,292

Total asset derivatives	$6,086,881	$1,272,292	$7,359,173

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[1]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$(1,817,103)	$—	$(1,817,103)
Exchange-traded/cleared liability derivatives
Interest rate contracts	—	(2,549,408)	(2,549,408)

Total liability derivatives	$(1,817,103)	$2,549,408)	$(4,366,511)

1  Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Global Bond Fund during the year ended September 30, 2015, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Foreign currency transactions[2]
Interest rate contracts	$(4,045,182)	$—
Foreign exchange contracts	—	14,343,741

Total	$(4,045,182)	$14,343,741

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September 30, 2015

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Foreign currency translations[2]
Interest rate contracts	$(2,442,499)	$—
Foreign exchange contracts	—	603,218

Total	$(2,442,499)	$603,218

2  Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statements of Operations.

The following is a summary of derivative instruments for Inflation Protected Securities Fund as of September 30, 2015, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]
Over-the-counter asset derivatives
Interest rate contracts	$47,049

Liabilities	Swaptions written at value
Over-the-counter liability derivatives
Interest rate contracts	$(18,292)

1  Represents purchased swaptions, at value.

Transactions in derivative instruments for Inflation Protected Securities Fund during the year ended September 30, 2015, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Investments[2]	Futures contracts	Swaptions written
Interest rate contracts	$(400,650)	$(5,264)	$257,280

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]	Futures contracts	Swaptions written
Interest rate contracts	$187,908	$(621)	$(110,442)

2  Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased swaptions during the period.

Transactions in derivative instruments for Intermediate Duration Bond Fund during the year ended September 30, 2015, as reflected within the Statements of Operations, were as follows:

Net Realized Loss on:	Futures contracts
Interest rate contracts	$(12,112)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(2,175)

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets, for Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Bond Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2015:

Global Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	34.21%	11.93%
Highest Notional Amount Outstanding	47.88%	19.29%
Lowest Notional Amount Outstanding	24.67%	7.44%
Notional Amount Outstanding as of September 30, 2015	25.30%	19.29%

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Inflation Protected Securities Fund	Futures
Average Notional Amount Outstanding	0.55%
Highest Notional Amount Outstanding	0.84%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2015	0.00%

Intermediate Duration Bond Fund	Futures
Average Notional Amount Outstanding	0.07%
Highest Notional Amount Outstanding	0.00%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2015	0.00%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

The volume of interest rate swaption activity, as a percentage of net assets, for Inflation Protected Securities Fund, based on average premiums paid or received during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2015:

Inflation Protected Securities Fund	Interest Rate Call Swaptions Written	Interest Rate Put Swaptions Purchased	Interest Rate Call Swaptions Purchased
Average Premium Paid/Received	0.27%	0.01%	0.46%
Highest Premium Paid/Received	1.19%	0.00%	2.02%
Lowest Premium Paid/Received	0.00%	0.00%	0.00%
Premium Paid/Received as of September 30, 2015	0.08%	0.00%	0.18%

Swaptions outstanding purchased at the end of the prior period are included in the average premium paid/received.

The following is a summary of Inflation Protected Securities Fund’s written interest rate swaption activity:

	Notional Amount	Premiums
Outstanding at September 30, 2014	$16,000,000	$376,960
Swaptions written	2,500,000	34,250
Swaptions terminated in closing purchase transactions	(16,000,000)	(376,960)

Outstanding at September 30, 2015	$2,500,000	$34,250

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

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As of September 30, 2015, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Bond Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$2,252,120	$(273,662)	$1,978,458	$(1,978,458)	$—
Citibank N.A.	4,615	(4,615)	—	—	—
Credit Suisse International	1,730,927	(635,991)	1,094,936	(1,094,936)	—
Deutsche Bank AG	1,973,407	(260,772)	1,712,635	(1,712,635)	—
Morgan Stanley & Co.	42,563	—	42,563	—	42,563
UBS AG	83,249	—	83,249	(83,249)	—

	$6,086,881	$(1,175,040)	$4,911,841	$(4,869,278)	$42,563

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(273,662)	$273,662	$—	$—	$—
Citibank N.A.	(646,678)	4,615	(642,063)	642,063	—
Credit Suisse International	(635,991)	635,991	—	—	—
Deutsche Bank AG	(260,772)	260,772	—	—	—

	$(1,817,103)	$1,175,040	$(642,063)	$642,063	$—

Inflation Protected Securities Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$47,049	$(18,292)	$28,757	$—	$28,757

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(18,292)	$18,292	$—	$—	$—

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if

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any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2015:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Bond Fund	$11,929,225	$5,242,844
Inflation Protected Securities Fund	47,049	28,757

These amounts include cash and U.S. government and agency securities received as collateral for Global Bond Fund of $5,551,894. U.S. government and agency securities received as collateral are valued in accordance with the Fund’s valuation policies and are recorded on the Statement of Assets and Liabilities.

5.  Purchases and Sales of Securities. For the year ended September 30, 2015, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Fixed Income Fund	$31,190,360	$49,032,087	$191,914,762	$155,320,570
Global Bond Fund	1,572,450,565	1,652,525,504	753,962,297	966,044,823
Inflation Protected Securities Fund	55,005,970	43,386,739	—	119,910
Institutional High Income Fund	—	7,715,769	131,587,873	114,370,397
Intermediate Duration Bond Fund	57,097,758	50,614,171	106,809,813	80,691,521
Investment Grade Fixed Income Fund	72,071,272	100,999,804	81,382,307	54,579,645

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2015, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Over $10 Billion
Fixed Income Fund	0.50%	0.50%	0.50%	0.50%	0.50%
Global Bond Fund	0.60%	0.50%	0.48%	0.45%	0.40%
Inflation Protected Securities Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Institutional High Income Fund	0.60%	0.60%	0.60%	0.60%	0.60%
Intermediate Duration Bond Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Investment Grade Fixed Income Fund	0.40%	0.40%	0.40%	0.40%	0.40%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2016, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Class N
Fixed Income Fund	0.65%	—	—
Global Bond Fund	0.75%	1.00%	0.70%
Inflation Protected Securities Fund	0.40%	0.65%	—
Institutional High Income Fund	0.75%	—	—
Intermediate Duration Bond Fund	0.40%	0.65%	—
Investment Grade Fixed Income Fund	0.55%	—	—

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Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2015, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Fixed Income Fund	$7,059,917	$—	$7,059,917	0.50%	0.50%
Global Bond Fund	11,262,167	—	11,262,167	0.55%	0.55%
Inflation Protected Securities Fund	82,822	82,822	—	0.25%	—
Institutional High Income Fund	3,953,497	—	3,953,497	0.60%	0.60%
Intermediate Duration Bond Fund	223,031	57,882	165,149	0.25%	0.19%
Investment Grade Fixed Income Fund	2,489,900	—	2,489,900	0.40%	—

1 Management fee waivers are subject to possible recovery until September 30, 2016.

For the year ended September 30, 2015, class-specific expenses have been reimbursed as follows:

	Reimbursement[2]
Fund	Institutional Class	Retail Class	Class N	Total
Global Bond Fund	$506,840	$188,653	$—	$695,493

In addition, the investment adviser reimbursed non-class-specific expenses of Inflation Protected Securities Fund in the amount of $48,459 for the year ended September 30, 20152.

2 Expense reimbursements are subject to possible recovery until September 30, 2016.

No expenses were recovered for any of the Funds during the year ended September 30, 2015 under the terms of the expense agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Distribution Fees. NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Bond Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”).

Under the Retail Class Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

For the year ended September 30, 2015, the distribution fees for each Fund were as follows:

Fund	Retail Class
Global Bond Fund	$1,410,671
Inflation Protected Securities Fund	22,515
Intermediate Duration Bond Fund	22,590

c.  Administrative Fees. NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

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September 30, 2015

For the year ended September 30, 2015, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Fixed Income Fund	$602,277
Global Bond Fund	877,176
Inflation Protected Securities Fund	14,144
Institutional High Income Fund	281,091
Intermediate Duration Bond Fund	38,064
Investment Grade Fixed Income Fund	265,493

d.  Sub-Transfer Agent Fees. NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2015, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Global Bond Fund	$3,129,130
Inflation Protected Securities Fund	21,555
Institutional High Income Fund	6,044
Intermediate Duration Bond Fund	7,691

As of September 30, 2015, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Global Bond Fund	$35,439
Inflation Protected Securities Fund	1,345
Institutional High Income Fund	74
Intermediate Duration Bond Fund	110

Sub-transfer agent fees attributable to Institutional Class and Retail Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical

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Notes to Financial Statements – continued

September 30, 2015

investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Affiliated Ownership. As of September 30, 2015, Loomis Sayles owned shares equating to 7.14% of Inflation Protected Securities Fund and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of the Fund’s net assets:

Fund	Retirement Plan
Global Bond Fund	0.37%
Inflation Protected Securities Fund	8.34%
Institutional High Income Fund	2.47%
Intermediate Duration Bond Fund	1.12%

Investment activities of affiliated shareholders could have material impacts on the Funds.

g.  Interfund Transactions. A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2015, Institutional High Income Fund purchased securities from an affiliated fund in compliance with Rule 17a-7 of the 1940 Act in the amount of $23,394,902.

7.  Class-Specific Transfer Agent Fees and Expenses. For the year ended September 30, 2015, Global Bond Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Institutional Class	Retail Class	Class N
Transfer Agent Fees and Expenses	$2,307,489	$888,599	$472

Transfer agent fees and expenses attributable to Institutional Class and Retail Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

All other Funds in this report allocate transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

8.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to April 16, 2015, the committed unsecured line of credit was $200,000,000 with an individual limit of $125,000,000 for each Fund that participated in the line of credit. In addition, the commitment fee was 0.10% per annum, payable at the end of each calendar quarter.

For the year ended September 30, 2015, Global Bond Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $33,224,338 at a weighted average interest rate of 1.37%. Interest expense incurred (which is reflected in miscellaneous expenses in the Statements of Operations) was $1,264.

9.  Concentration of Risk. Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2015, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling

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September 30, 2015

ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Fixed Income Fund	1	10.56%	—	10.56%
Global Bond Fund	2	32.83%	0.37%	33.20%
Inflation Protected Securities Fund	3	46.03%	15.48%	61.51%
Institutional High Income Fund	2	11.78%	2.47%	14.25%
Intermediate Duration Bond Fund	6	64.37%	1.12%	65.49%
Investment Grade Fixed Income Fund	3	26.07%	—	26.07%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

11.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Fixed Income Fund

	Year Ended September 30, 2015		Year Ended September 30, 2014

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	7,578,053	$110,559,437	13,542,143	$203,486,653
Issued in connection with the reinvestment of distributions	7,657,868	105,448,844	4,836,625	69,502,301
Redeemed	(10,927,998)	(149,585,121)	(5,741,280)	(86,014,854)

Increase (decrease) from capital share transactions	4,307,923	$66,423,160	12,637,488	$186,974,100

	Global Bond Fund

	Year Ended September 30, 2015		Year Ended September 30, 2014

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	26,388,877	$413,652,643	28,470,995	$469,084,941
Issued in connection with the reinvestment of distributions	1,664,577	26,297,178	3,952,327	64,709,440
Redeemed	(38,370,302)	(595,400,327)	(36,904,022)	(607,710,223)

Net change	(10,316,848)	$(155,450,506)	(4,480,700)	$(73,915,842)

Retail Class
Issued from the sale of shares	5,417,060	$83,284,513	8,025,824	$130,990,189
Issued in connection with the reinvestment of distributions	713,900	11,162,875	1,794,786	29,125,927
Redeemed	(18,692,966)	(285,905,721)	(15,756,142)	(257,145,220)

Net change	(12,562,006)	$(191,458,333)	(5,935,532)	$(97,029,104)

Class N
Issued from the sale of shares	404,297	$6,188,648	1,642,066	$27,366,378
Issued in connection with the reinvestment of distributions	32,616	515,369	68,098	1,115,779
Redeemed	(22,359)	(342,957)	(8,018)	(131,918)

Net change	414,554	$6,361,060	1,702,146	$28,350,239

Increase (decrease) from capital share transactions	(22,464,300)	$(340,547,779)	(8,714,086)	$(142,594,707)

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Notes to Financial Statements – continued

September 30, 2015

11.  Capital Shares – continued

	Inflation Protected Securities Fund

	Year Ended September 30, 2015		Year Ended September 30, 2014

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,045,091	$10,909,078	1,681,575	$17,779,993
Issued in connection with the reinvestment of distributions	14,391	146,404	66,998	700,104
Redeemed	(1,099,553)	(11,391,665)	(1,112,571)	(11,663,258)

Net change	(40,071)	$(336,183)	636,002	$6,816,839

Retail Class
Issued from the sale of shares	2,403,561	$24,961,328	958,277	$10,135,744
Issued in connection with the reinvestment of distributions	9,224	93,439	17,365	181,273
Redeemed	(1,071,383)	(11,152,954)	(752,366)	(7,917,394)

Net change	1,341,402	$13,901,813	223,276	$2,399,623

Increase (decrease) from capital share transactions	1,301,331	$13,565,630	859,278	$9,216,462

	Institutional High Income Fund

	Year Ended September 30, 2015		Year Ended September 30, 2014

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	13,671,170	$97,738,097	5,926,451	$47,686,765
Issued in connection with the reinvestment of distributions	8,207,097	58,434,535	8,609,527	65,260,217
Redeemed	(13,146,041)	(96,264,946)	(10,197,322)	(83,930,535)

Increase (decrease) from capital share transactions	8,732,226	$59,907,686	4,338,656	$29,016,447

	Intermediate Duration Bond Fund

	Year Ended September 30, 2015		Year Ended September 30, 2014

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	4,218,161	$44,085,723	2,269,087	$23,629,929
Issued in connection with the reinvestment of distributions	164,768	1,719,664	156,747	1,628,552
Redeemed	(2,280,808)	(23,952,128)	(2,430,506)	(25,220,590)

Net change	2,102,121	$21,853,259	(4,672)	$37,891

Retail Class
Issued from the sale of shares	1,537,057	$16,023,946	122,725	$1,277,681
Issued in connection with the reinvestment of distributions	18,774	195,640	14,298	148,529
Redeemed	(353,439)	(3,689,833)	(108,378)	(1,125,621)

Net change	1,202,392	$12,529,753	28,645	$300,589

Increase (decrease) from capital share transactions	3,304,513	$34,383,012	23,973	$338,480

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Notes to Financial Statements – continued

September 30, 2015

11.  Capital Shares – continued

	Investment Grade Fixed Income Fund

	Year Ended September 30, 2015		Year Ended September 30, 2014

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	7,899,784	$100,220,843	10,871,186	$140,397,132
Issued in connection with the reinvestment of distributions	2,051,654	25,569,037	2,200,825	28,241,127
Redeemed	(10,127,811)	(125,654,728)	(9,120,934)	(117,821,750)
Redeemed in-kind (Note 12)	—	—	(13,970,191)	(179,656,654)

Increase (decrease) from capital share transactions	(176,373)	$135,152	(10,019,114)	$(128,840,145)

12.  Redemption In-Kind. In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital.

13.  Subsequent Event. On September 10, 2015, the Board of Trustees approved the broadening of eligibility requirements for Class N shares of the Global Bond Fund to include investors with an initial minimum investment of $1,000,000, effective November 2, 2015.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund, each a series of Loomis Sayles Funds I (collectively, the “Funds”) at September 30, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2015

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2015 U.S. Tax Distribution Information to Shareholders (unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2015, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Fixed Income	4.15%
Global Bond	3.90%
Inflation Protected Securities	3.23%
Institutional High Income	5.19%
Investment Grade Fixed Income	4.50%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2015, unless subsequently determined to be different.

Fund	Amount
Fixed Income	$47,206,392
Global Bond	10,620,770
Institutional High Income	25,608,119
Investment Grade Fixed Income	5,501,170

Qualified Dividend Income. For the fiscal year ended September 30, 2015, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2015, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Fixed Income
Global Bond
Inflation Protected Securities
Institutional High Income
Investment Grade Fixed Income

Foreign Tax Credit. For the year ended September 30, 2015, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
Global Bond	$329,640	$49,179,235

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts (formerly, Chancellor and faculty member, University of Massachusetts Lowell)	42 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

Interested Trustees

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	42 None	Continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

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Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice President since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2000	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Director of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the Trust
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Loomis Sayles High Income Opportunities Fund

Loomis Sayles Securitized Asset Fund

Annual Report

September 30, 2015

Portfolio Review	1
Portfolio of Investments	9
Financial Statements	29
Notes to Financial Statements	33

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

Managers	Symbol
Matthew J. Eagan, CFA®	Institutional Class	LSIOX
Daniel J. Fuss, CFA®, CIC
Elaine M. Stokes

Objective

The Fund’s investment objective is high current income. Capital appreciation is the Fund’s secondary objective.

Market Conditions

Falling commodity prices and a strengthening U.S. dollar characterized the reporting period. Commodity prices declined significantly, with oil falling approximately 50 percent. The U.S. dollar generally advanced versus most currencies due to global divergence of economic growth and central bank policy. Most emerging market currencies declined versus their developed market counterparts, and commodity exporters were the hardest hit.

In the second half of the period, the world’s two largest economies — the U.S. and China — dominated the landscape. Investors generally expected the Federal Reserve (the Fed) to tighten monetary policy in September, but the Fed kept short-term rates unchanged due to global economic and market turbulence triggered by China’s economic slowdown. The market interpreted the Fed’s decision as confirmation of global growth risks, which further strained commodities, emerging markets and other risk assets.

Developed market government bonds posted positive local currency returns, benefiting from investor risk aversion caused by sluggish global demand and commodity price weakness. Investment grade corporates underperformed government bonds. However, slower growth in China, commodity price pressures and uncertainty about the Fed rate increase weighed more heavily on high yield and commodity-related bonds.

Performance Results

For the 12 months ended September 30, 2015, Institutional Class shares of Loomis Sayles High Income Opportunities Fund returned -2.61% at net asset value. The Fund held up better than its benchmark, the Barclays U.S. Corporate High-Yield Bond Index, which returned -3.43%.

Explanation of Fund Performance

The Fund outpaced the benchmark due primarily to our allocation to high-yield industrials, securitized investments and equity-linked holdings. Out-of-benchmark positions in securitized investments, including residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), strongly contributed to performance. Holdings in the industrials sector contributed to relative performance, with basic industry and technology positions the largest contributors. Exposure to the equity market also helped, as our holdings mirrored the overall upswing in the broad equity markets in late 2014 and early 2015. Our preferred securities benefited from the equity market’s rally and were among the largest contributors to performance.

High-yield securities in the financial and utility sectors weighed on results. Common stock holdings lagged due to equity market volatility late in the period. Emerging markets were generally weak, and our exposure to Brazilian and Mexican Yankee bonds (U.S.-dollar-denominated bonds issued by non-U.S. entities) detracted from performance. Out-of-benchmark exposure to short-maturity Treasuries, which we held as reserves, also detracted from results.

Outlook

We continue to have a positive outlook for the U.S. economy, despite some recent softer data. Steady improvement in employment and consumer sentiment should support consumption trends. We do not believe current low rates reflect the state of the U.S. economy. However, uncertainty about Chinese growth and weakening global economic trends may delay U.S. monetary policy changes. We believe the path for rates, which is likely to be very slow and shallow, is more important than timing. The downside risks to global growth have increased in our view; however, we believe conditions will remain reasonably strong overall.

The steady pace of U.S. economic growth should support risk assets, and we are maintaining exposure to corporate bonds. We view the investment grade and high yield markets as being distorted by global, not U.S., factors, and spread widening over the past 12 months has significantly improved valuations.

Risk profiles in non-U.S. markets should continue to be driven by oil prices, a strengthening U.S. dollar and central bank action. We are monitoring cheaper non-U.S.-dollar asset valuations, but we remain cautious. Since we do not see a positive catalyst at this point, we think it is too early to add exposure.

Our long-term themes remain intact, and we believe we are well positioned for this market environment. We have been investing away from the benchmark in sectors with low or negative correlations to U.S. rates. We are using portfolio flexibility to identify attractive income opportunities, broaden diversification and maintain a higher level of reserves. Our antidote for highly volatile markets is a patient, selective approach that seeks to capture value when investors are mispricing risk.

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Growth of $10,000 Investment in Institutional Class Shares

September 30, 2005 through September 30, 2015

Average Annual Total Returns — September 30, 2015

	1 year	5 years	10 years

Institutional Class (Inception 4/12/04)	-2.61%	7.27%	7.55%

Comparative Performance
Barclays U.S. Corporate High-Yield Bond Index[1]	-3.43	6.15	7.25

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

[1]	Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S.-dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bond market.

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LOOMIS SAYLES SECURITIZED ASSET FUND

Managers	Symbol
Ian Anderson	Institutional Class	LSSAX
Alessandro Pagani, CFA®
Clifton V. Rowe, CFA®

Objective

The Fund’s investment objective is to seek a high level of current income consistent with capital preservation.

Market Conditions

Falling commodity prices and a strengthening U.S. dollar characterized the reporting period. Commodity prices declined significantly, with oil falling approximately 50 percent. The U.S. dollar generally advanced versus most currencies due to global divergence of economic growth and central bank policy. Most emerging market currencies declined versus their developed market counterparts, and commodity exporters were the hardest hit.

In the second half of the period, the world’s two largest economies — the U.S. and China — dominated the landscape. Investors generally expected the Federal Reserve (the Fed) to tighten monetary policy in September, but the Fed kept short-term rates unchanged due to global economic and market turbulence triggered by China’s economic slowdown. The market interpreted the Fed’s decision as confirmation of global growth risks, which further strained commodities, emerging markets and other risk assets.

Developed market government bonds posted positive local currency returns, benefiting from investor risk aversion caused by sluggish global demand and commodity price weakness. Investment grade corporates underperformed government bonds. However, slower growth in China, commodity price pressures and uncertainty about the Fed rate increase weighed more heavily on high yield and emerging market bonds.

Performance Results

For the 12 months ended September 30, 2015, Institutional Class shares of the Loomis Sayles Securitized Asset Fund returned 4.13% at net asset value. The Fund outperformed its benchmark, the Barclays U.S. Securitized Bond Index, which returned 3.43%.

Explanation of Fund Performance

Overall, security selection accounted for the Fund’s outperformance. The Fund’s agency collateralized mortgage obligations (CMOs) were among the largest contributors. These securities outperformed Treasuries on a duration-adjusted basis, which considers a security’s return relative to Treasuries of similar duration (price sensitivity to interest rate changes). The Fund’s sizable allocation to agency mortgage-backed securities (MBS) boosted relative and absolute performance, largely due to security selection. The Fund also used to-be-announced (TBA) mortgage securities to gain MBS exposure, which contributed to results. Asset-backed securities (ABS) also were primary contributors to relative return due to security selection and sector allocation. Selected credit card and car loan securities were among the top performers.

Duration management and yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) positioning negatively impacted results. The Fund had an underweight position at the long end of the curve, where yields declined. Despite generating positive absolute performance, the Fund’s allocation to non-agency commercial mortgage-backed securities (CMBS) weighed on relative performance due to a large overweight position. The Fund’s exposure to agency CMBS also detracted from relative performance.

Outlook

Spreads (the difference in yield compared with Treasuries of similar maturity) for agency MBS are narrow on a historical basis. Additionally, refinancing risk is beginning to increase as mortgages issued in recent years are of relatively high quality compared with those issued in earlier years. Therefore, we tend to favor an underweight to recently issued 30-year MBS and prefer sectors that are less likely to face refinance risk, such as low loan balance mortgages and home equity conversion mortgages. Within the commercial real estate sector, top-tier assets and markets have generally recovered and are at or above prior peak levels. We believe investment grade CMBS remain attractive. We also believe ABS currently offer an attractive combination of strong credit quality and enhanced yield. We favor buying higher yielding securities, such as subordinated bonds and bonds of less-frequent issuers. Our analysis indicates the credit risk of these securities is inefficiently priced, potentially offering the opportunity for additional yield.

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Growth of $10,000 Investment in Institutional Class Shares

March 2, 2006 (inception) through September 30, 2015

Average Annual Total Returns — September 30, 2015

	1 year	5 years	Life of Fund

Institutional Class (Inception 3/2/06)	4.13%	4.99%	6.39%

Comparative Performance
Barclays U.S. Securitized Bond Index[1]	3.43	3.11	4.76

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year are cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

[1]	Barclays U.S. Securitized Bond Index is an unmanaged index of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by calling Loomis Sayles at 800-633-3330; on the Funds’ website at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12-months ended June 30, 2015 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the Funds are unlike other mutual funds; they do not charge any fees or expenses.

You should be aware that shares in the Funds are available only to institutional investment advisory clients of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and NGAM Advisors, L.P. (“NGAM Advisors”) and to participants in “wrap fee” programs sponsored by broker-dealers and investment advisers that may be affiliated or unaffiliated with the Funds, Loomis Sayles or NGAM Advisors. The institutional investment advisory clients of Loomis Sayles and NGAM Advisors pay Loomis Sayles or NGAM Advisors a fee for their investment advisory services, while participants in “wrap fee” programs pay a “wrap fee” to the program’s sponsor. The “wrap fee” program sponsors, in turn, pay a fee to NGAM Advisors. “Wrap fee” program participants should read carefully the wrap fee brochure provided to them by their program’s sponsor and the fees paid by such sponsor to NGAM Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Funds. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Funds through a reduction in each Fund’s net asset value.

The first line in each Fund’s table shows the actual amount of Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from April 1, 2015 through September 30, 2015.

The second line in each Fund’s table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles High Income Opportunities Fund

Institutional Class	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	Expenses Paid During Period* 4/1/2015 – 9/30/2015
Actual	$1,000.00	$956.30	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

*   Expenses are equal to the Fund’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Securitized Asset Fund

Institutional Class	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	Expenses Paid During Period* 4/1/2015 – 9/30/2015
Actual	$1,000.00	$1,010.20	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

*   Expenses are equal to the Fund’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees, if any, and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2015. The Agreements were continued for a one-year period for both Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Funds. The Trustees also considered that the Funds are generally only available to institutional clients of Loomis Sayles and participants in certain “wrap programs.”

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis. With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

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After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. Under the terms of the Agreements, the Adviser does not charge the Funds an investment advisory fee or any other fee for services. The Adviser also bears most of the Funds’ expenses. The Trustees considered that, although the Funds do not compensate the Adviser directly for services under the Agreements, the Adviser will typically receive an advisory fee from its advisory clients who have invested in the Funds or from the sponsors of “wrap programs,” who in turn charge the programs’ participants. Because the Funds do not charge an advisory fee, the Trustees did not consider the profitability of the Adviser’s relationship to the Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that each Fund’s advisory fee of 0% was fair and reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees noted that because the Adviser has borne most of the Funds’ expenses, economies of scale were not relevant to these Funds.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•	Plans for maintaining continuity of portfolio management where that was thought to be a potential issue.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the financial and other benefits to the Adviser from being able to offer the Funds to its advisory clients and investors in certain “wrap” programs and engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2016.

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Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Opportunities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 83.7% of Net Assets

Non-Convertible Bonds – 79.8%

	ABS Home Equity – 2.2%
$165,000	American Homes 4 Rent, Series 2014-SFR1, Class E, 2.750%, 6/17/2031, 144A(b)	$158,459
175,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A(c)	179,686
70,374	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	73,627
108,551	Banc of America Alternative Loan Trust, Series 2003-10, Class 3A1, 5.500%, 12/25/2033	111,039
337,950	Banc of America Alternative Loan Trust, Series 2004-9, Class 2CB1, 6.000%, 10/25/2034	349,067
79,265	Banc of America Funding Corp., Series 2007-4, Class 5A1, 5.500%, 11/25/2034	80,439
81,523	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	83,548
38,103	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.617%, 5/25/2035(b)	37,098
209,476	Countrywide Alternative Loan Trust, Series 2004-27CB, Class A1, 6.000%, 12/25/2034	208,919
115,210	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.404%, 5/25/2035(b)	95,115
51,821	Countrywide Alternative Loan Trust, Series 2006-4CB, Class 2A2, 5.500%, 4/25/2036	50,371
78,545	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B, 5.046%, 5/25/2035(b)(d)	78,708
17,715	GMAC Mortgage Corp. Loan Trust, Series 2003-J7, Class A7, 5.000%, 11/25/2033	17,801
121,647	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 2.874%, 6/19/2035(b)	117,982
97,848	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.165%, 7/19/2035(b)	92,702
84,983	GSR Mortgage Loan Trust, Series 2004-14, Class 5A1, 2.858%, 12/25/2034(b)(d)	84,315
170,163	GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, 2.809%, 9/25/2035(b)(d)	171,767
134,503	IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 0.834%, 7/25/2045(b)	116,329
125,826	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.694%, 1/25/2036(b)(e)	82,033

	ABS Home Equity – continued
$87,229	Residential Funding Mortgage Securities, Series 2006-S1, Class 1A3, 5.750%, 1/25/2036	$89,614
99,280	Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2004-20, Class 8A7, 5.750%, 11/25/2034(d)	103,423
133,263	WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A, 2.159%, 9/25/2046(b)	121,311
206,202	WaMu Mortgage Pass Through Certificates, Series 2006-AR19, Class 2A, 1.909%, 1/25/2047(b)	185,832

		2,689,185

	ABS Other – 0.2%
239,583	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(b)(d)	241,176
55,027	Sierra Receivables Funding Co. LLC, Series 2011-3A, Class C, 9.310%, 7/20/2028, 144A	58,149

		299,325

	Aerospace & Defense – 1.6%
45,000	Huntington Ingalls Industries, Inc., 5.000%, 12/15/2021, 144A	45,900
545,000	KLX, Inc., 5.875%, 12/01/2022, 144A	530,181
355,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	340,800
400,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	422,000
350,000	Oshkosh Corp., 5.375%, 3/01/2025	348,250
265,000	TransDigm, Inc., 6.000%, 7/15/2022	247,113

		1,934,244

	Airlines – 2.6%
1,238,868	American Airlines Pass Through Trust, Series 2013-1, Class B, 5.625%, 1/15/2021, 144A(d)	1,257,996
145,280	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024(d)	168,525
367,421	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024(d)	415,185
1,280,000	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025, 144A(c)	1,220,890
76,886	Virgin Australia Pass Through Trust, Series 2013-1C, 7.125%, 10/23/2018, 144A	78,040

		3,140,636

	Automotive – 2.4%
75,000	General Motors Financial Co., Inc., 3.450%, 4/10/2022	72,141
365,000	General Motors Financial Co., Inc., 4.250%, 5/15/2023(c)	357,550
1,250,000	General Motors Financial Co., Inc., 4.375%, 9/25/2021(c)	1,276,228

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Automotive – continued
$100,000	Goodyear Tire & Rubber Co. (The), 6.500%, 3/01/2021	$104,750
320,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	334,400
345,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	336,375
435,000	ZF North America Capital, Inc., 4.750%, 4/29/2025, 144A	398,569

		2,880,013

	Banking – 3.6%
600,000	Ally Financial, Inc., 3.500%, 1/27/2019	590,814
60,000	Ally Financial, Inc., 4.125%, 3/30/2020	59,325
20,000	Ally Financial, Inc., 4.125%, 2/13/2022	19,275
980,000	Ally Financial, Inc., 5.125%, 9/30/2024	967,750
515,000	Commerzbank AG, 8.125%, 9/19/2023, 144A	597,199
305,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	300,974
405,000	Royal Bank of Scotland Group PLC, 4.700%, 7/03/2018(c)	419,508
265,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023(d)	282,137
1,010,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022(c)	1,093,030

		4,330,012

	Brokerage – 0.7%
200,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	182,000
140,000	Jefferies Group LLC, 6.250%, 1/15/2036(c)	132,032
515,000	Jefferies Group LLC, 6.450%, 6/08/2027(c)	534,300

		848,332

	Building Materials – 2.4%
670,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	490,775
320,000	Builders FirstSource, Inc., 7.625%, 6/01/2021, 144A	332,800
445,000	Building Materials Holding Corp., 9.000%, 9/15/2018, 144A	468,362
458,000	CPG Merger Sub LLC, 8.000%, 10/01/2021, 144A	455,710
265,000	HD Supply, Inc., 5.250%, 12/15/2021, 144A	266,325
80,000	Masco Corp., 5.950%, 3/15/2022(c)	87,300
15,000	Masco Corp., 7.750%, 8/01/2029	16,762
150,000	NCI Building Systems, Inc., 8.250%, 1/15/2023, 144A	157,125
200,000	Odebrecht Finance Ltd., 4.375%, 4/25/2025, 144A(c)	115,000
100,000	USG Corp., 5.500%, 3/01/2025, 144A	99,750
110,000	USG Corp., 5.875%, 11/01/2021, 144A	114,125
15,000	USG Corp., 9.750%, 1/15/2018	16,688
325,000	Vulcan Materials Co., 4.500%, 4/01/2025	318,500

		2,939,222

	Cable Satellite – 5.7%
$490,000	Altice Financing S.A., 6.625%, 2/15/2023, 144A	$471,319
255,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	235,238
70,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 9/30/2022	65,625
85,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025, 144A	77,456
230,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 9/01/2023	220,513
605,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	577,775
575,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027, 144A	533,312
540,000	CSC Holdings LLC, 5.250%, 6/01/2024	425,925
45,000	CSC Holdings LLC, 6.750%, 11/15/2021	40,275
220,000	DISH DBS Corp., 5.000%, 3/15/2023	184,250
380,000	DISH DBS Corp., 5.125%, 5/01/2020	356,250
480,000	DISH DBS Corp., 5.875%, 7/15/2022	424,800
500,000	DISH DBS Corp., 5.875%, 11/15/2024	424,687
300,000	Neptune Finco Corp., 10.125%, 1/15/2023, 144A(f)	303,375
300,000	Neptune Finco Corp., 10.875%, 10/15/2025, 144A(f)	303,375
1,070,000	Unitymedia GmbH, 6.125%, 1/15/2025, 144A	1,056,625
265,000	Virgin Media Secured Finance PLC, 5.250%, 1/15/2021	276,262
200,000	Virgin Media Secured Finance PLC, 5.250%, 1/15/2026, 144A	184,000
200,000	Virgin Media Secured Finance PLC, 5.500%, 1/15/2025, 144A	194,000
565,000	Ziggo Bond Finance BV, 5.875%, 1/15/2025, 144A	516,975

		6,872,037

	Chemicals – 1.1%
150,000	Axalta Coating Systems U.S. Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, 7.375%, 5/01/2021, 144A	158,063
805,000	Hercules, Inc., 6.500%, 6/30/2029	742,612
195,000	PetroLogistics LP/PetroLogistics Finance Corp., 6.250%, 4/01/2020(c)	205,237
190,000	TPC Group, Inc., 8.750%, 12/15/2020, 144A	162,450

		1,268,362

	Construction Machinery – 0.4%
290,000	United Rentals North America, Inc., 5.750%, 11/15/2024	277,675
255,000	United Rentals North America, Inc., 6.125%, 6/15/2023	254,203

		531,878

	Consumer Cyclical Services – 0.6%
265,000	Interval Acquisition Corp., 5.625%, 4/15/2023, 144A	261,025
285,000	Realogy Group LLC/Realogy Co-Issuer Corp., 5.250%, 12/01/2021, 144A	287,137

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued
	Consumer Cyclical Services – continued
$220,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	$221,100

		769,262

	Diversified Manufacturing – 0.1%
75,000	Entegris, Inc., 6.000%, 4/01/2022, 144A	76,125

	Electric – 2.0%
300,000	AES Corp. (The), 5.500%, 4/15/2025	265,500
27,350	CE Generation LLC, 7.416%, 12/15/2018	26,085
190,000	Dynegy, Inc., 7.375%, 11/01/2022	191,663
200,000	EDP Finance BV, 4.125%, 1/15/2020, 144A(c)	202,723
940,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A(c)	1,078,387
110,000	Talen Energy Supply LLC, 6.500%, 6/01/2025, 144A	94,600
620,000	TerraForm Power Operating LLC, 5.875%, 2/01/2023, 144A	547,150
65,000	TerraForm Power Operating LLC, 6.125%, 6/15/2025, 144A	56,225

		2,462,333

	Environmental – 0.2%
195,000	GFL Environmental, Inc., 7.875%, 4/01/2020, 144A	199,631

	Finance Companies – 5.7%
150,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.750%, 5/15/2019	147,375
570,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.500%, 5/15/2021	569,287
375,000	Aircastle Ltd., 5.125%, 3/15/2021	375,937
65,000	Aircastle Ltd., 5.500%, 2/15/2022	65,650
30,000	Aircastle Ltd., 7.625%, 4/15/2020	33,675
165,000	CIT Group, Inc., 3.875%, 2/19/2019	164,072
30,000	CIT Group, Inc., 5.000%, 8/15/2022	29,963
1,225,000	CIT Group, Inc., 5.000%, 8/01/2023	1,217,344
45,000	International Lease Finance Corp., 6.250%, 5/15/2019	47,925
70,000	International Lease Finance Corp., 8.250%, 12/15/2020	81,900
255,000	International Lease Finance Corp., 8.625%, 1/15/2022	307,275
135,000	iStar, Inc., 4.000%, 11/01/2017	129,938
195,000	iStar, Inc., 4.875%, 7/01/2018	188,662
115,000	iStar, Inc., 5.000%, 7/01/2019	109,250
75,000	iStar, Inc., 5.850%, 3/15/2017	76,500
55,000	iStar, Inc., 7.125%, 2/15/2018	56,238
585,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	546,975
210,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	211,050
30,000	Navient Corp., MTN, 6.125%, 3/25/2024	24,000
65,000	Navient LLC, 4.875%, 6/17/2019	59,150
185,000	Navient LLC, 5.500%, 1/25/2023	146,727

	Finance Companies – continued
$835,000	Navient LLC, MTN, 5.500%, 1/15/2019	$776,028
145,000	Provident Funding Associates LP/PFG Finance Corp., 6.750%, 6/15/2021, 144A	137,388
615,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	577,331
280,000	Springleaf Finance Corp., 7.750%, 10/01/2021	298,900
110,000	Springleaf Finance Corp., 8.250%, 10/01/2023	119,900
200,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	207,500
102,000	Stearns Holdings LLC, 9.375%, 8/15/2020, 144A	101,490

		6,807,430

	Financial Other – 1.2%
450,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.875%, 3/15/2019(c)	450,675
560,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 2/01/2022(d)	563,500
388,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	393,820

		1,407,995

	Food & Beverage – 0.6%
260,000	DS Services of America, Inc., 10.000%, 9/01/2021, 144A	298,675
120,000	TreeHouse Foods, Inc., 4.875%, 3/15/2022	115,200
265,000	WhiteWave Foods Co. (The), 5.375%, 10/01/2022	274,938

		688,813

	Gaming – 1.8%
485,000	GLP Capital LP/GLP Financing II, Inc., 4.875%, 11/01/2020(c)	491,062
1,755,000	MGM Resorts International, 6.000%, 3/15/2023	1,704,544

		2,195,606

	Government Owned – No Guarantee – 1.0%
260,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	159,250
260,000	Petrobras Global Finance BV, 6.250%, 3/17/2024(c)	189,228
425,000	Petrobras Global Finance BV, 6.750%, 1/27/2041	277,312
445,000	Petrobras Global Finance BV, 6.875%, 1/20/2040	289,250
110,000	Petrobras Global Finance BV, 7.250%, 3/17/2044	72,952
250,000	Rio Oil Finance Trust, Series 2014-1, 6.250%, 7/06/2024, 144A(c)	160,000

		1,147,992

	Health Insurance – 0.6%
721,000	WellCare Health Plans, Inc., 5.750%, 11/15/2020	749,840

	Healthcare – 6.2%
135,000	Amsurg Corp., 5.625%, 7/15/2022	134,831
555,000	CHS/Community Health Systems, Inc., 6.875%, 2/01/2022	566,772

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued
	Healthcare – continued
$330,000	ExamWorks Group, Inc., 5.625%, 4/15/2023	$334,537
1,095,000	Fresenius Medical Care U.S. Finance II, Inc., 4.125%, 10/15/2020, 144A	1,092,262
55,000	Fresenius Medical Care U.S. Finance II, Inc., 4.750%, 10/15/2024, 144A	54,313
300,000	HCA Holdings, Inc., 6.250%, 2/15/2021	319,500
655,000	HCA, Inc., 5.375%, 2/01/2025	648,450
430,000	HCA, Inc., 7.050%, 12/01/2027	445,050
35,000	HCA, Inc., 7.500%, 12/15/2023	39,025
790,000	HCA, Inc., 7.500%, 11/06/2033	833,450
40,000	HCA, Inc., 7.690%, 6/15/2025	44,400
40,000	HCA, Inc., 8.360%, 4/15/2024	46,200
205,000	HCA, Inc., MTN, 7.580%, 9/15/2025	224,475
20,000	HCA, Inc., MTN, 7.750%, 7/15/2036	21,200
135,000	Hologic, Inc., 5.250%, 7/15/2022, 144A	136,350
190,000	Kindred Healthcare, Inc., 8.750%, 1/15/2023, 144A	205,913
70,000	Kindred Healthcare, Inc., 8.000%, 1/15/2020, 144A	74,200
140,000	LifePoint Health, Inc., 5.500%, 12/01/2021	141,400
125,000	Omnicare, Inc., 4.750%, 12/01/2022(c)	135,000
165,000	Omnicare, Inc., 5.000%, 12/01/2024(c)	179,025
145,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	143,913
975,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	877,500
445,000	Universal Health Services, Inc., 3.750%, 8/01/2019, 144A(c)	450,562
285,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A(c)	290,700

		7,439,028

	Home Construction – 2.7%
200,000	Corporacion GEO SAB de CV, 8.875%, 3/27/2022, 144A(g)	4,000
260,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	183,300
385,000	Lennar Corp., 4.750%, 11/15/2022	373,758
1,180,000	Lennar Corp., 4.750%, 5/30/2025	1,126,900
720,000	PulteGroup, Inc., 6.000%, 2/15/2035	705,600
495,000	PulteGroup, Inc., 6.375%, 5/15/2033	508,612
380,000	TRI Pointe Holdings, Inc., 4.375%, 6/15/2019	372,400
200,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A(g)	8,020

		3,282,590

	Independent Energy – 7.6%
500,000	Antero Resources Corp., 5.125%, 12/01/2022	430,000
75,000	Antero Resources Corp., 5.375%, 11/01/2021	66,000
40,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	31,800
590,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	466,100
220,000	Bonanza Creek Energy, Inc., 5.750%, 2/01/2023	143,000

	Independent Energy – continued
$500,000	Bonanza Creek Energy, Inc., 6.750%, 4/15/2021	$348,750
30,000	California Resources Corp., 5.000%, 1/15/2020	19,294
310,000	California Resources Corp., 5.500%, 9/15/2021	189,100
310,000	California Resources Corp., 6.000%, 11/15/2024	184,644
620,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	404,550
5,000	Chesapeake Energy Corp., 5.375%, 6/15/2021	3,325
20,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	13,044
100,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	69,687
185,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	137,477
65,000	Concho Resources, Inc., 5.500%, 10/01/2022	61,913
160,000	Concho Resources, Inc., 5.500%, 4/01/2023	152,400
215,000	Continental Resources, Inc., 3.800%, 6/01/2024(c)	174,385
75,000	Continental Resources, Inc., 4.500%, 4/15/2023	65,128
445,000	Eclipse Resources Corp., 8.875%, 7/15/2023, 144A	358,225
100,000	Halcon Resources Corp., 8.625%, 2/01/2020, 144A	83,125
105,000	Halcon Resources Corp., 8.875%, 5/15/2021	31,500
270,000	Halcon Resources Corp., 9.750%, 7/15/2020	91,800
90,000	Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.750%, 4/01/2022	71,494
85,000	Matador Resources Co., 6.875%, 4/15/2023, 144A	81,600
250,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	195,625
140,000	MEG Energy Corp., 6.500%, 3/15/2021, 144A	114,800
350,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	278,250
945,000	Noble Energy, Inc., 5.875%, 6/01/2022(c)	943,218
714,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	565,702
220,000	Oasis Petroleum, Inc., 7.250%, 2/01/2019	194,150
555,000	QEP Resources, Inc., 5.250%, 5/01/2023	463,980
205,000	QEP Resources, Inc., 5.375%, 10/01/2022	174,250
165,000	Rex Energy Corp., 6.250%, 8/01/2022	66,000
215,000	Rex Energy Corp., 8.875%, 12/01/2020	111,800
660,000	Rice Energy, Inc., 6.250%, 5/01/2022	588,641
150,000	RSP Permian, Inc., 6.625%, 10/01/2022	144,000
120,000	RSP Permian, Inc., 6.625%, 10/01/2022, 144A	115,200
200,000	Sanchez Energy Corp., 6.125%, 1/15/2023	134,000
60,000	Sanchez Energy Corp., 7.750%, 6/15/2021	44,400
120,000	SM Energy Co., 5.000%, 1/15/2024	101,550
40,000	SM Energy Co., 5.625%, 6/01/2025	34,400
140,000	SM Energy Co., 6.125%, 11/15/2022	129,640
135,000	SM Energy Co., 6.500%, 11/15/2021	128,250
15,000	SM Energy Co., 6.500%, 1/01/2023	13,950

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Independent Energy – continued
$250,000	Southwestern Energy Co., 4.950%, 1/23/2025(c)	$223,436
755,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	653,452

		9,097,035

	Industrial Other – 0.1%
130,000	Transfield Services Ltd., 8.375%, 5/15/2020, 144A	133,738

	Integrated Energy – 0.2%
400,000	Pacific Exploration and Production Corp., 5.375%, 1/26/2019, 144A	148,000
415,000	Pacific Exploration and Production Corp., 5.625%, 1/19/2025, 144A	145,126

		293,126

	Life Insurance – 0.4%
430,000	CNO Financial Group, Inc., 5.250%, 5/30/2025	436,450

	Lodging – 0.7%
385,000	Felcor Lodging LP, 5.625%, 3/01/2023	392,700
400,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/2021	413,000

		805,700

	Media Entertainment – 1.3%
100,000	AMC Networks, Inc., 4.750%, 12/15/2022	94,250
770,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	771,925
85,000	Clear Channel Worldwide Holdings, Inc., Series A, 6.500%, 11/15/2022	84,575
303,000	DreamWorks Animation SKG, Inc., 6.875%, 8/15/2020, 144A	293,910
295,000	R.R. Donnelley & Sons Co., 6.000%, 4/01/2024	271,400

		1,516,060

	Metals & Mining – 2.2%
235,000	Alcoa, Inc., 5.900%, 2/01/2027(c)	226,775
50,000	Alcoa, Inc., 6.750%, 1/15/2028	51,500
150,000	ArcelorMittal, 7.500%, 3/01/2041	120,750
930,000	ArcelorMittal, 7.750%, 10/15/2039	757,950
315,000	CONSOL Energy, Inc., 5.875%, 4/15/2022	211,837
200,000	Emeco Pty Ltd., 9.875%, 3/15/2019, 144A	105,000
160,000	Essar Steel Algoma, Inc., 9.500%, 11/15/2019, 144A	88,000
175,000	First Quantum Minerals Ltd., 7.000%, 2/15/2021, 144A	113,313
355,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	220,100
870,000	Freeport-McMoRan, Inc., 4.550%, 11/14/2024(c)	648,150
5,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	3,475

	Metals & Mining – continued
$165,000	Xstrata Finance Canada Ltd., 5.550%, 10/25/2042, 144A	$121,275

		2,668,125

	Midstream – 4.1%
120,000	Gibson Energy, Inc., 6.750%, 7/15/2021, 144A	115,350
310,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.875%, 12/01/2024	283,650
260,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	244,400
230,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019	209,300
195,000	Regency Energy Partners LP/Regency Energy Finance Corp., 4.500%, 11/01/2023(c)	180,269
175,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.750%, 9/01/2020(c)	187,832
130,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 3/01/2022(c)	133,220
160,000	Rose Rock Midstream LP/Rose Rock Finance Corp., 5.625%, 7/15/2022	140,800
175,000	Rose Rock Midstream LP/Rose Rock Finance Corp., 5.625%, 11/15/2023, 144A	152,250
530,000	Sabine Pass Liquefaction LLC, 5.625%, 2/01/2021	491,575
160,000	Sabine Pass Liquefaction LLC, 5.625%, 4/15/2023	142,000
335,000	Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025, 144A	295,219
195,000	Sabine Pass Liquefaction LLC, 6.250%, 3/15/2022	181,350
985,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125%, 11/15/2019, 144A	884,037
50,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	41,625
300,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.000%, 1/15/2018, 144A	285,750
345,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	306,188
105,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/01/2022	100,406
15,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.875%, 2/01/2021	14,513
80,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.500%, 10/15/2019, 144A	78,400
360,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.250%, 10/15/2022, 144A	352,350
110,000	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 2/15/2023	109,175

		4,929,659

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued
	Non-Agency Commercial Mortgage-Backed Securities – 1.3%
$590,000	BXHTL Mortgage Trust, Series 2015-DRMZ, Class M, 8.392%, 5/15/2018, 144A(b)(h)	$590,000
335,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.989%, 8/10/2045(b)	336,134
385,000	Hilton USA Trust, Series 2013-HLT, Class EFX, 4.602%, 11/05/2030, 144A(b)	388,730
250,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.902%, 4/12/2049(b)(c)	262,008

		1,576,872

	Oil Field Services – 0.3%
30,000	Diamond Offshore Drilling, Inc., 4.875%, 11/01/2043	19,618
20,000	Global Marine, Inc., 7.000%, 6/01/2028	11,400
155,000	Hercules Offshore, Inc., 8.750%, 7/15/2021, 144A(g)	32,550
155,000	Paragon Offshore PLC, 6.750%, 7/15/2022, 144A	20,150
310,000	Paragon Offshore PLC, 7.250%, 8/15/2024, 144A	48,438
15,000	Parker Drilling Co., 6.750%, 7/15/2022	11,925
150,000	Pioneer Energy Services Corp., 6.125%, 3/15/2022	84,750
155,000	Transocean, Inc., 4.300%, 10/15/2022(c)	95,712

		324,543

	Pharmaceuticals – 1.8%
200,000	Grifols Worldwide Operations Ltd., 5.250%, 4/01/2022	197,876
1,065,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	1,059,009
375,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	381,844
80,000	Valeant Pharmaceuticals International, Inc., 5.500%, 3/01/2023, 144A	76,000
185,000	Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/2023, 144A	176,791
15,000	Valeant Pharmaceuticals International, Inc., 6.750%, 8/15/2018, 144A	15,262
220,000	VRX Escrow Corp., 5.375%, 3/15/2020, 144A	213,125

		2,119,907

	Property & Casualty Insurance – 0.3%
370,000	Hockey Merger Sub 2, Inc., 7.875%, 10/01/2021, 144A	353,350

	Retailers – 1.3%
480,000	Dillard’s, Inc., 7.000%, 12/01/2028(c)	544,083
75,000	Dillard’s, Inc., 7.875%, 1/01/2023(c)	89,226
170,000	Dollar Tree, Inc., 5.750%, 3/01/2023, 144A	176,375
280,000	Foot Locker, Inc., 8.500%, 1/15/2022(i)	307,361
160,000	GameStop Corp., 5.500%, 10/01/2019, 144A	164,848
125,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022	123,125

	Retailers – continued
$95,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	$91,437
225,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	78,750

		1,575,205

	Supermarkets – 0.9%
415,000	KeHE Distributors LLC/KeHE Finance Corp., 7.625%, 8/15/2021, 144A	435,750
5,000	New Albertson’s, Inc., 7.450%, 8/01/2029	4,900
10,000	New Albertson’s, Inc., 8.700%, 5/01/2030	10,100
615,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	528,900
50,000	SUPERVALU, Inc., 7.750%, 11/15/2022	50,000

		1,029,650

	Technology – 4.7%
110,000	ACI Worldwide, Inc., 6.375%, 8/15/2020, 144A	114,813
1,965,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	1,945,350
290,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	290,000
251,000	Blackboard, Inc., 7.750%, 11/15/2019, 144A	210,840
70,000	CommScope Technologies Finance LLC, 6.000%, 6/15/2025, 144A	67,157
50,000	CommScope, Inc., 4.375%, 6/15/2020, 144A	49,625
140,000	CommScope, Inc., 5.000%, 6/15/2021, 144A	136,850
395,000	Equinix, Inc., 4.875%, 4/01/2020	401,912
90,000	Equinix, Inc., 5.375%, 1/01/2022	89,550
140,000	Equinix, Inc., 5.375%, 4/01/2023	136,934
505,000	First Data Corp., 8.250%, 1/15/2021, 144A	523,937
480,000	Micron Technology, Inc., 5.250%, 8/01/2023, 144A	441,504
670,000	Micron Technology, Inc., 5.250%, 1/15/2024, 144A	614,725
60,000	Micron Technology, Inc., 5.625%, 1/15/2026, 144A	54,000
75,000	MSCI, Inc., 5.250%, 11/15/2024, 144A	75,750
320,000	Open Text Corp., 5.625%, 1/15/2023, 144A	317,400
235,000	Sabre GLBL, Inc., 5.375%, 4/15/2023, 144A	231,475

		5,701,822

	Transportation Services – 0.4%
185,000	APL Ltd., 8.000%, 1/15/2024(h)	144,300
5,521	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 1/02/2016(i)	5,703
155,921	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(i)(j)	161,378
115,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.125%, 6/01/2022, 144A	110,975

		422,356

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued
	Wireless – 3.9%
$220,000	Altice Luxembourg S.A., 7.625%, 2/15/2025, 144A	$194,287
970,000	Altice Luxembourg S.A., 7.750%, 5/15/2022, 144A	882,700
500,000	Crown Castle International Corp., 5.250%, 1/15/2023(c)	528,850
1,185,000	Numericable-SFR, 6.000%, 5/15/2022, 144A	1,142,044
496,000	Sprint Capital Corp., 6.875%, 11/15/2028	355,880
585,000	T-Mobile USA, Inc., 6.125%, 1/15/2022	564,525
580,000	T-Mobile USA, Inc., 6.633%, 4/28/2021	581,450
395,000	Wind Acquisition Finance S.A., 4.750%, 7/15/2020, 144A	391,050

		4,640,786

	Wirelines – 2.7%
20,000	CenturyLink, Inc., 5.625%, 4/01/2020	18,612
270,000	CenturyLink, Inc., 6.450%, 6/15/2021	247,050
220,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	205,700
15,000	Frontier Communications Corp., 7.000%, 11/01/2025	11,550
235,000	Frontier Communications Corp., 7.450%, 7/01/2035	172,725
285,000	Frontier Communications Corp., 10.500%, 9/15/2022, 144A	277,875
640,000	Level 3 Communications, Inc., 5.750%, 12/01/2022	628,000
95,000	Level 3 Financing, Inc., 5.125%, 5/01/2023, 144A	90,606
5,000	Level 3 Financing, Inc., 5.375%, 8/15/2022	4,863
35,000	Level 3 Financing, Inc., 5.375%, 5/01/2025, 144A	33,228
385,000	Level 3 Financing, Inc., 6.125%, 1/15/2021	395,784
480,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	405,600
5,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	4,625
375,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036(c)	395,625
290,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038(c)	314,650
75,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036(c)	87,954

		3,294,447

	Total Non-Convertible Bonds
	(Identified Cost $100,994,425)	95,878,722

Convertible Bonds – 3.9%
	Building Materials – 0.6%
365,000	Lennar Corp., 3.250%, 11/15/2021, 144A	750,759

	Consumer Cyclical Services – 0.5%
525,000	Jarden Corp., 1.125%, 3/15/2034	600,469
40,000	Macquarie Infrastructure Corp., 2.875%, 7/15/2019	45,400

		645,869

	Consumer Products – 0.3%
$535,000	Iconix Brand Group, Inc., 1.500%, 3/15/2018	$425,325

	Energy – 0.3%
475,000	Hornbeck Offshore Services, Inc., 1.500%, 9/01/2019	352,391

	Leisure – 0.4%
615,000	Rovi Corp., 0.500%, 3/01/2020, 144A	474,319

	Metals & Mining – 0.1%
65,000	RTI International Metals, Inc., 1.625%, 10/15/2019	68,331

	Midstream – 0.2%
185,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	159,100
160,000	Whiting Petroleum Corp., 1.250%, 4/01/2020, 144A	130,300

		289,400

	Pharmaceuticals – 0.6%
27,000	BioMarin Pharmaceutical, Inc., 0.750%, 10/15/2018	34,881
391,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	525,406
118,000	Emergent Biosolutions, Inc., 2.875%, 1/15/2021	134,004

		694,291

	REITs – Diversified – 0.1%
70,000	RWT Holdings, Inc., 5.625%, 11/15/2019, 144A	65,625

	REITs – Mortgage – 0.0%
20,000	Redwood Trust, Inc., 4.625%, 4/15/2018	19,187

	Technology – 0.8%
315,000	Brocade Communications Systems, Inc., 1.375%, 1/01/2020, 144A	308,503
105,000	MercadoLibre, Inc., 2.250%, 7/01/2019	102,703
220,000	Micron Technology, Inc., Series G, 3.000%, 11/15/2043	184,938
129,000	Nuance Communications, Inc., 1.500%, 11/01/2035	132,789
255,000	SunEdison, Inc., 2.625%, 6/01/2023, 144A	128,456
244,000	SunEdison, Inc., 3.375%, 6/01/2025, 144A	123,983

		981,372

	Total Convertible Bonds
	(Identified Cost $5,172,331)	4,766,869

	Total Bonds and Notes
	(Identified Cost $106,166,756)	100,645,591

Senior Loans – 0.1%

	Chemicals – 0.1%
154,613	Chemours Co. (The), Term Loan B, 3.750%, 5/12/2022 (b) (Identified Cost $153,880)	135,286

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Opportunities Fund – continued

Shares	Description	Value (†)

Preferred Stocks – 3.4%

Convertible Preferred Stocks – 2.7%

	Consumer Non-Cyclical Services – 0.5%
11,753	Tyson Foods, Inc., 4.750%	$602,459

	Electric – 0.4%
3,103	Dominion Resources, Inc., 6.375%(c)	153,940
546	Dominion Resources, Inc., Series A, 6.125%	30,199
4,143	Dominion Resources, Inc., Series B, 6.000%(c)	231,925

		416,064

	Metals & Mining – 0.6%
22,053	Alcoa, Inc., Series 1, 5.375%	736,570

	Midstream – 0.3%
641	Chesapeake Energy Corp., 5.750%	255,598
13	Chesapeake Energy Corp., 5.750%, 144A	5,184
90	Chesapeake Energy Corp., 5.750%	35,550

		296,332

	Pharmaceuticals – 0.9%
1,174	Allergan PLC, Series A, 5.500%	1,107,622

	REITs – Mortgage – 0.0%
554	iStar, Inc., Series J, 4.500%	29,451

	Total Convertible Preferred Stocks
	(Identified Cost $3,714,700)	3,188,498

Non-Convertible Preferred Stocks – 0.7%

	Banking – 0.7%
4,733	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	122,727
402	Ally Financial, Inc., Series G, 7.000%, 144A	403,269
13,577	SunTrust Banks, Inc., Series E, 5.875%(c)	337,252

		863,248

	Total Non-Convertible Preferred Stocks
	(Identified Cost $799,602)	863,248

	Total Preferred Stocks
	(Identified Cost $4,514,302)	4,051,746

Common Stocks – 0.3%
	Automobiles – 0.2%
9,411	General Motors Co.	282,518

	Electric Utilities – 0.1%
808	NextEra Energy, Inc.	78,821

	Total Common Stocks	361,339

	(Identified Cost $342,325)

Warrants – 0.0%
1,657	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(h)(i)(k) (Identified Cost $0)	$—

Principal Amount

Short-Term Investments – 11.6%
$395	Repurchase Agreement with State Street Corporation, dated 9/30/2015 at 0.000% to be repurchased at $395 on 10/01/2015 collateralized by $400 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $407 including accrued interest (Note 2 of Notes to Financial Statements)	395
13,636,081	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $13,636,085 on 10/01/2015 collateralized by $14,050,000 U.S. Treasury Note, 1.500% due 1/31/2022 valued at $13,909,500 including accrued interest (Note 2 of Notes to Financial Statements)	13,636,081
300,000	U.S. Treasury Bills, 0.150%, 1/28/2016(l)(m)	299,989

	Total Short-Term Investments
	(Identified Cost $13,936,328)	13,936,465

	Total Investments – 99.1%
	(Identified Cost $125,113,591)(a)	119,130,427
	Other Assets Less Liabilities—0.9%	1,037,866

	Net Assets – 100.0%	$120,168,293

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2015, the net unrealized depreciation on investments based on a cost of $125,231,919 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,571,518
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(8,673,010)

	Net unrealized depreciation	$(6,101,492)

(b)	Variable rate security. Rate as of September 30, 2015 is disclosed.
(c)	All of this security has been designated to cover the Fund’s obligations under open futures contracts or swap agreements.
(d)	A portion of this security has been designated to cover the Fund’s obligations under open futures contracts or swap agreements.
(e)	The issuer is making partial payments with respect to principal.
(f)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(g)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Opportunities Fund – continued

(h)	Illiquid security. At September 30, 2015, the value of these securities amounted to $734,300 or 0.6% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. See Note 2 of Notes to Financial Statements.
(i)	Fair valued by the Fund’s adviser. At September 30, 2015, the value of these securities amounted to $474,442 or 0.4% of net assets. See Note 2 of Notes to Financial Statements.
(j)	Maturity has been extended under the terms of a plan of reorganization.
(k)	Non-income producing security.
(l)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(m)	A portion of this security has been pledged as initial margin for open futures contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the value of Rule 144A holdings amounted to $37,884,322 or 31.5% of net assets.
ABS	Asset-Backed Securities
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

At September 30, 2015, the Fund had the following open centrally cleared credit default swap agreements:

Sell Protection

Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
CDX.NA.HY* Series 23, 5-Year	5.00%	12/20/2019	3.77%	$6,790,000	$313,978	$(155,510)	$943

^ Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

* CDX.NA.HY is an index composed of North American high yield credit default swaps.

At September 30, 2015, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	12/21/2015	36	$4,634,438	$(57,724)
30 Year U.S. Treasury Bond	12/21/2015	13	2,045,469	(36,485)

Total				$(94,209)

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Opportunities Fund – continued

Industry Summary at September 30, 2015

Independent Energy	7.6%
Healthcare	6.2
Cable Satellite	5.7
Finance Companies	5.7
Technology	5.5
Midstream	4.6
Banking	4.3
Wireless	3.9
Pharmaceuticals	3.3
Building Materials	3.0
Metals & Mining	2.9
Wirelines	2.7
Home Construction	2.7
Airlines	2.6
Automotive	2.4
Electric	2.4
ABS Home Equity	2.2
Other Investments, less than 2% each	19.8
Short-Term Investments	11.6

Total Investments	99.1
Other assets less liabilities (including swap agreements and futures contracts)	0.9

Net Assets	100.0%

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Securitized Asset Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 124.1% of Net Assets

	ABS Car Loan – 13.3%
$1,070,000	AmeriCredit Automobile Receivables Trust, Series 2014-2, Class B, 1.600%, 7/08/2019	$1,072,065
3,700,000	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C, 2.470%, 11/09/2020	3,743,834
1,840,000	AmeriCredit Automobile Receivables Trust, Series 2015-2, Class C, 2.400%, 1/08/2021	1,848,205
1,275,000	AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.730%, 3/08/2021	1,280,908
645,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.620%, 9/20/2019, 144A	652,899
2,630,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 2.460%, 7/20/2020, 144A	2,668,551
300,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 2.500%, 2/20/2021, 144A	301,486
4,395,000	Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 2.500%, 7/20/2021, 144A(b)	4,432,955
265,638	California Republic Auto Receivables Trust, Series 2012-1, Class A, 1.180%, 8/15/2017, 144A	265,676
1,845,000	Capital Auto Receivables Asset Trust, Series 2014-2, Class A3, 1.260%, 5/21/2018	1,846,775
259,356	CarFinance Capital Auto Trust, Series 2014-1A, Class A, 1.460%, 12/17/2018, 144A	259,104
6,548,070	CarFinance Capital Auto Trust, Series 2014-2A, Class A, 1.440%, 11/16/2020, 144A(c)	6,542,753
870,000	CarMax Auto Owner Trust, Series 2013-4, Class B, 1.710%, 7/15/2019	873,460
1,835,000	CarNow Auto Receivables Trust, Series 2015-1A, Class C, 3.880%, 4/15/2020, 144A	1,834,816
3,577,847	Centre Point Funding LLC, Series 2012-2A, Class 1, 2.610%, 8/20/2021, 144A	3,565,736
702,754	CPS Auto Receivables Trust, Series 2013-D, Class A, 1.540%, 7/16/2018, 144A	701,210
4,000,000	CPS Auto Receivables Trust, Series 2014-C, Class B, 2.670%, 8/17/2020, 144A	3,967,664
2,225,000	CPS Auto Receivables Trust, Series 2014-D, Class C, 4.350%, 11/16/2020, 144A	2,232,772
1,610,000	CPS Auto Receivables Trust, Series 2015-B, Class C, 4.200%, 5/17/2021, 144A	1,597,320
2,080,000	Credit Acceptance Auto Loan Trust, Series 2013-2A, Class A, 1.500%, 4/15/2021, 144A	2,081,537

	ABS Car Loan – continued
$450,000	Credit Acceptance Auto Loan Trust, Series 2014-1A, Class B, 2.290%, 4/15/2022, 144A	$453,650
3,240,000	Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A, 1.880%, 3/15/2022, 144A	3,240,039
4,000,000	Credit Acceptance Auto Loan Trust, Series 2015-1A, Class B, 2.610%, 1/17/2023, 144A	4,053,536
5,680,000	Drive Auto Receivables Trust, Series 2015-BA, Class C, 2.760%, 7/15/2021, 144A	5,695,245
1,900,000	Drive Auto Receivables Trust, Series 2015-DA, Class C, 3.380%, 11/15/2021, 144A	1,902,944
463,936	DT Auto Owner Trust, Series 2014-1A, Class B, 1.430%, 3/15/2018, 144A	464,213
3,700,000	DT Auto Owner Trust, Series 2014-2A, Class C, 2.460%, 1/15/2020, 144A	3,700,118
1,240,000	DT Auto Owner Trust, Series 2015-2A, Class D, 4.250%, 2/15/2022, 144A	1,256,667
1,975,000	Exeter Automobile Receivables Trust, Series 2014-1A, Class B, 2.420%, 1/15/2019, 144A	1,985,766
4,124,348	Exeter Automobile Receivables Trust, Series 2014-3A, Class A, 1.320%, 1/15/2019, 144A(c)	4,121,015
4,200,000	Exeter Automobile Receivables Trust, Series 2014-3A, Class B, 2.770%, 11/15/2019, 144A	4,247,544
2,000,000	First Investors Auto Owner Trust, Series 2012-2A, Class B, 2.470%, 5/15/2018, 144A	2,006,890
151,967	First Investors Auto Owner Trust, Series 2013-1A, Class A2, 0.900%, 10/15/2018, 144A	151,933
2,000,000	First Investors Auto Owner Trust, Series 2014-1A, Class B, 2.260%, 1/15/2020, 144A	2,009,628
1,915,000	First Investors Auto Owner Trust, Series 2014-2A, Class D, 3.470%, 2/15/2021, 144A	1,913,851
3,500,000	Flagship Credit Auto Trust, Series 2013-1, Class B, 2.760%, 9/17/2018, 144A	3,523,548
5,530,000	Flagship Credit Auto Trust, Series 2014-2, Class B, 2.840%, 11/16/2020, 144A(b)	5,576,214
1,535,000	Flagship Credit Auto Trust, Series 2015-2B, 3.080%, 12/15/2021, 144A	1,550,161
1,390,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.260%, 11/15/2025, 144A	1,410,717
3,900,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-2, Class A, 2.310%, 4/15/2026, 144A	3,955,583

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Car Loan – continued
$8,605,000	NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A, 1.920%, 10/15/2019, 144A(b)	$8,650,056
4,415,000	Prestige Auto Receivables Trust, Series 2015-1, Class A3, 1.530%, 2/15/2021, 144A	4,428,483
2,240,000	Santander Drive Auto Receivables Trust, Series 2014-3, Class B, 1.450%, 5/15/2019	2,243,647
7,120,000	Santander Drive Auto Receivables Trust, Series 2014-5, Class C, 2.460%, 6/15/2020(b)	7,154,226
3,580,000	Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.440%, 4/15/2021	3,585,109
867,000	SMART Trust/Australia, Series 2012-4US, Class A3A, 0.970%, 3/14/2017	866,480
2,380,000	Tidewater Auto Receivables Trust, Series 2014-AA, Class A3, 1.400%, 7/15/2018, 144A	2,381,797
1,820,000	Westlake Automobile Receivables Trust, Series 2014-2A, Class C, 2.240%, 4/15/2020, 144A	1,825,360

		126,124,146

	ABS Credit Card – 1.9%
2,000,000	Barclays Dryrock Issuance Trust, Series 2015-1, Class A, 2.200%, 12/15/2022	2,018,770
4,975,000	GE Capital Credit Card Master Note Trust, Series 2010-2, Class A, 4.470%, 3/15/2020	5,214,476
9,215,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023(b)	9,645,092
1,000,000	World Financial Network Credit Card Master Trust, Series 2012-C, Class M, 3.320%, 8/15/2022	1,045,003

		17,923,341

	ABS Home Equity – 3.4%
435,000	American Homes 4 Rent, 5.036%, 10/17/2045, 144A	439,972
2,437,956	Citigroup Mortgage Loan Trust, Inc., Series 2013-J1, Class A2, 3.500%, 10/25/2043, 144A(d)	2,446,157
1,500,000	Colony American Homes, Series 2014-1A, Class B, 1.600%, 5/17/2031, 144A(d)	1,463,367
182,920	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 4.518%, 7/25/2021(d)(e)	178,081
182,162	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(d)	185,370
840,503	Countrywide Asset-Backed Certificates, Series 2006-S7, Class A3, 5.712%, 11/25/2035(d)(e)	812,272

	ABS Home Equity – continued
$2,855,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN1, Class M2, 2.394%, 2/25/2024(d)	$2,875,516
6,025,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 2.044%, 10/25/2027(b)(d)	5,995,736
5,033,288	HarborView Mortgage Loan Trust, Series 2004-3, Class 1A, 2.591%, 5/19/2034(c)(d)	5,009,576
249,916	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 2.286%, 7/25/2035(d)(e)	231,491
28,919	Residential Accredit Loans, Inc., Trust, Series 2006-QS6, Class 2A1, 6.000%, 6/25/2021(e)	27,573
132,867	Residential Accredit Loans, Inc., Trust, Series 2006-QS13, Class 2A1, 5.750%, 9/25/2021(e)	128,776
633,402	Residential Accredit Loans, Inc., Trust, Series 2006-QS18, Class 3A3, 5.750%, 12/25/2021(e)	593,712
290,450	Sequoia Mortgage Trust, Series 2013-1, Class 2A1, 1.855%, 2/25/2043(d)	263,944
3,366,068	Sequoia Mortgage Trust, Series 2013-5, Class A1, 2.500%, 5/25/2043, 144A(d)	3,218,277
3,487,627	Towd Point Mortgage Trust, Series 2015-2, Class 1AE2, 2.750%, 11/25/2060, 144A	3,495,509
5,283,701	WaMu Mortgage Pass Through Certificates, Series 2007-HY2, Class 2A2, 2.521%, 11/25/2036(c)(d)	4,632,881

		31,998,210

	ABS Other – 5.1%
1,000,000	Ascentium Equipment Receivables LLC, Series 2014-1A, Class C, 2.460%, 11/13/2018, 144A	1,009,299
189,750	CCG Receivables Trust, Series 2013-1, Class A2, 1.050%, 8/14/2020, 144A	189,747
1,344,606	CLI Funding V LLC, Series 2014-1A, Class A, 3.290%, 6/18/2029, 144A	1,353,560
2,144,225	DB Master Finance LLC, Series 2015-1A, Class A2I, 3.262%, 2/20/2045, 144A	2,157,183
1,425,075	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A	1,449,847
643,598	FRS I LLC, Series 2013-1A, Class A1, 1.800%, 4/15/2043, 144A	639,965
1,440,597	Global Container Assets Ltd., Series 2013-1A, Class A1, 2.200%, 11/05/2028, 144A	1,439,854
9,265,000	OneMain Financial Issuance Trust, Series 2015-3A, Class A, 3.630%, 11/20/2028, 144A	9,170,746

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Other – continued
$3,960,377	Orange Lake Timeshare Trust, Series 2012-AA, Class A, 3.450%, 3/10/2027, 144A	$4,072,784
341,110	Sierra Timeshare Receivables Funding LLC, Series 2010-3A, Class A, 3.510%, 11/20/2025, 144A	342,119
420,952	Sierra Timeshare Receivables Funding LLC, Series 2011-3A, Class A, 3.370%, 7/20/2028, 144A	427,222
744,273	Sierra Timeshare Receivables Funding LLC, Series 2012-1A, Class A, 2.840%, 11/20/2028, 144A	749,539
307,248	Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A, 1.590%, 11/20/2029, 144A	305,026
7,110,000	Springleaf Funding Trust, Series 2013-BA, Class A, 3.920%, 1/16/2023, 144A(b)	7,110,000
2,260,000	Springleaf Funding Trust, Series 2014-AA, Class A, 2.410%, 12/15/2022, 144A	2,260,967
1,332,646	SVO VOI Mortgage LLC, Series 2012-AA, Class A, 2.000%, 9/20/2029, 144A	1,327,430
1,839,042	TAL Advantage V LLC, Series 2014-1A, Class A, 3.510%, 2/22/2039, 144A	1,848,276
690,352	TAL Advantage V LLC, Series 2014-2A, Class A2, 3.330%, 5/20/2039, 144A	693,751
4,464,167	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A	4,525,509
4,323,667	Textainer Marine Containers Ltd., Series 2014-1A, Class A, 3.270%, 10/20/2039, 144A	4,390,342
2,757,717	Trip Rail Master Funding LLC, Series 2011-1A, Class A1B, 2.527%, 7/15/2041, 144A(d)	2,803,900

		48,267,066

	ABS Student Loan – 2.6%
3,566,123	Panhandle-Plains Higher Education Authority, Inc., Series 2011-1, Class A2, 1.276%, 7/01/2024(d)	3,574,921
221,840	SoFi Professional Loan Program LLC, Series 2014-A, Class A2, 3.020%, 10/25/2027, 144A	225,799
931,777	SoFi Professional Loan Program LLC, Series 2014-B, Class A1, 1.444%, 8/25/2032, 144A(d)	925,245
8,085,000	SoFi Professional Loan Program LLC, Series 2015-C, Class B, 3.580%, 8/25/2036, 144A	7,996,647
11,905,015	South Carolina Student Loan Corp., Series 2010-1, Class A2, 1.295%, 7/25/2025(c)(d)	11,797,156

		24,519,768

	Agency Commercial Mortgage-Backed Securities – 2.1%
$6,125,000	FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.320%, 2/25/2023(b)(d)	$6,508,860
88,841,111	FHLMC Multifamily Structured Pass Through Certificates, Series K031, Class X1, 0.375%, 4/25/2023(c)(d)(f)	1,422,613
75,244,123	FHLMC Multifamily Structured Pass Through Certificates, Series K047, Class X1, 0.288%, 5/25/2025(d)(f)	1,151,686
3,905,161	FHLMC Multifamily Structured Pass Through Certificates, Series KS01, Class X1, 1.680%, 1/25/2023(d)(f)	271,428
4,000,000	Government National Mortgage Association, Series 2008-52, Class E, 6.041%, 8/16/2042(b)(d)	4,829,420
2,000,000	Government National Mortgage Association, Series 2008-80, Class E, 5.674%, 8/16/2042(d)	2,312,964
22,970,274	Government National Mortgage Association, Series 2014-86, Class IO, 0.887%, 4/16/2056(d)(f)	1,518,473
15,526,910	Government National Mortgage Association, Series 2014-101, Class IO, 0.919%, 4/16/2056(d)(f)	1,116,649
14,927,622	Government National Mortgage Association, Series 2015-68, Class IO, 0.853%, 7/16/2057(d)(f)	1,119,437

		20,251,530

	Collateralized Mortgage Obligations – 18.9%
204,462	Federal Home Loan Mortgage Corp., REMIC, Series 1673, Class SE, 8.390%, 2/15/2024(d)	236,282
182,768	Federal Home Loan Mortgage Corp., REMIC, Series 2060, Class ZA, 6.000%, 4/15/2028(c)	207,384
1,789,468	Federal Home Loan Mortgage Corp., REMIC, Series 2626, Class SQ, 14.484%, 6/15/2023(d)	2,339,783
535,226	Federal Home Loan Mortgage Corp., REMIC, Series 2646, Class MH, 5.000%, 7/15/2033	580,792
289,237	Federal Home Loan Mortgage Corp., REMIC, Series 2649, Class IM, 7.000%, 7/15/2033(c)(f)	69,123
328,631	Federal Home Loan Mortgage Corp., REMIC, Series 2725, Class SC, 8.780%, 11/15/2033(d)	377,664
7,366,796	Federal Home Loan Mortgage Corp., REMIC, Series 2882, Class TF, 0.457%, 10/15/2034(c)(d)	7,387,261
7,282,000	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035(b)	8,324,586
11,588,446	Federal Home Loan Mortgage Corp., REMIC, Series 3149, Class LS, 6.994%, 5/15/2036(c)(d)(f)	2,040,419

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$3,245,504	Federal Home Loan Mortgage Corp., REMIC, Series 3416, Class B1, 6.044%, 2/15/2038(d)(f)	$620,269
2,268,211	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 3.915%, 6/15/2048(c)(d)	2,302,733
450,000	Federal Home Loan Mortgage Corp., REMIC, Series 3605, Class NC, 5.500%, 6/15/2037	522,027
2,707,144	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 4.323%, 12/15/2036(c)(d)	2,840,687
2,685,769	Federal Home Loan Mortgage Corp., REMIC, Series 3752, Class KF, 0.707%, 12/15/2037(d)	2,699,789
396,165	Federal Home Loan Mortgage Corp., REMIC, Series 3785, Class LS, 9.487%, 1/15/2041(d)	435,854
3,411,705	Federal Home Loan Mortgage Corp., REMIC, Series 3828, Class EF, 0.607%, 5/15/2037(d)	3,425,816
1,626,861	Federal Home Loan Mortgage Corp., REMIC, Series 3866, Class DF, 1.657%, 5/15/2041(d)	1,640,898
1,800,000	Federal Home Loan Mortgage Corp., REMIC, Series 4041, Class ES, 22.967%, 8/15/2040(d)	3,536,316
1,230,384	Federal Home Loan Mortgage Corp., REMIC, Series 4204, Class AF, 1.197%, 5/15/2043(d)	1,198,593
800,000	Federal Home Loan Mortgage Corp., REMIC, Series 4395, Class PE, 2.500%, 4/15/2037	718,362
702,411	Federal Home Loan Mortgage Corp., REMIC, Series 4460, Class NT, 6.500%, 8/15/2043(d)	766,290
834,810	Federal Home Loan Mortgage Corp., REMIC, Series 4460, Class TN, 5.000%, 8/15/2043(d)	870,452
979,814	Federal Home Loan Mortgage Corp., Series 224, Class IO, 6.000%, 3/01/2033(c)(f)	157,126
2,569,929	Federal Home Loan Mortgage Corp., Series 3792, Class DF, 0.607%, 11/15/2040(d)	2,576,074
470,309	Federal National Mortgage Association, REMIC, Series 1996-45, Class SC, 7.056%, 1/25/2024(d)(f)	75,151
420,965	Federal National Mortgage Association, REMIC, Series 2003-26, Class OI, 5.500%, 11/25/2032(c)(f)	10,432
243,614	Federal National Mortgage Association, REMIC, Series 2006-69, Class KI, 7.106%, 8/25/2036(d)(f)	53,192

	Collateralized Mortgage Obligations – continued
$1,000,000	Federal National Mortgage Association, REMIC, Series 2008-35, Class CD, 4.500%, 5/25/2023(b)	$1,064,478
3,373,210	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.659%, 8/25/2038(c)(d)	3,626,467
1,102,006	Federal National Mortgage Association, REMIC, Series 2009-11, Class VP, 3.185%, 3/25/2039(c)(d)	1,090,582
208,518	Federal National Mortgage Association, REMIC, Series 2009-71, Class MB, 4.500%, 9/25/2024	221,052
870,782	Federal National Mortgage Association, REMIC, Series 2010-75, Class MT, 3.934%, 12/25/2039(d)	868,693
458,025	Federal National Mortgage Association, REMIC, Series 2011-100, Class SH, 7.503%, 11/25/2040(d)	535,132
939,818	Federal National Mortgage Association, REMIC, Series 2013-23, Class TS, 5.855%, 3/25/2043(d)	987,265
770,590	Federal National Mortgage Association, REMIC, Series 2013-26, Class SJ, 5.224%, 4/25/2033(d)	813,815
7,074,899	Federal National Mortgage Association, REMIC, Series 2013-34, Class PS, 5.956%, 8/25/2042(c)(d)(f)	1,356,076
3,872,884	Federal National Mortgage Association, REMIC, Series 2013-57, Class QF, 1.197%, 6/25/2043(d)	3,772,774
2,783,707	Federal National Mortgage Association, REMIC, Series 2013-67, Class NF, 1.194%, 7/25/2043(d)	2,700,071
1,500,000	Federal National Mortgage Association, REMIC, Series 2013-109, Class US, 11.672%, 7/25/2043(d)	2,052,045
331,078	Federal National Mortgage Association, REMIC, Series 2014-67, Class PT, 6.000%, 10/25/2044(d)	339,391
2,398,309	Federal National Mortgage Association, REMIC, Series 2015-1, Class SN, 6.000%, 7/25/2043(d)	2,619,022
687,206	Federal National Mortgage Association, REMIC, Series 2015-55, Class KT, 5.500%, 5/25/2041(d)	720,235

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$1,264,462	Federal National Mortgage Association, Series 334, Class 11, 6.000%, 3/25/2033(c)(f)	$242,964
286,634	Federal National Mortgage Association, Series 334, Class 19, 7.000%, 2/25/2033(c)(d)(f)	70,595
266,558	Federal National Mortgage Association, Series 339, Class 7, 5.500%, 11/25/2033(c)(f)	51,895
1,411,931	Federal National Mortgage Association, Series 339, Class 13, 6.000%, 6/25/2033(c)(f)	290,425
2,996,889	Federal National Mortgage Association, Series 356, Class 13, 5.500%, 6/25/2035(c)(f)	611,321
1,203,117	Federal National Mortgage Association, Series 359, Class 17, 6.000%, 7/25/2035(c)(f)	233,218
784,397	Federal National Mortgage Association, Series 374, Class 18, 6.500%, 8/25/2036(c)(f)	196,224
1,586,069	Federal National Mortgage Association, Series 374, Class 20, 6.500%, 9/25/2036(c)(f)	361,671
711,297	Federal National Mortgage Association, Series 374, Class 22, 7.000%, 10/25/2036(c)(f)	135,272
887,409	Federal National Mortgage Association, Series 374, Class 23, 7.000%, 10/25/2036(c)(f)	167,198
1,015,102	Federal National Mortgage Association, Series 374, Class 24, 7.000%, 6/25/2037(c)(f)	246,066
1,030,651	Federal National Mortgage Association, Series 381, Class 12, 6.000%, 11/25/2035(c)(f)	180,034
505,250	Federal National Mortgage Association, Series 381, Class 13, 6.000%, 11/25/2035(c)(d)(f)	96,481
720,379	Federal National Mortgage Association, Series 381, Class 18, 7.000%, 3/25/2037(c)(f)	176,090
459,547	Federal National Mortgage Association, Series 381, Class 19, 7.000%, 3/25/2037(c)(d)(f)	113,390
125,676	Federal National Mortgage Association, Series 383, Class 32, 6.000%, 1/25/2038(c)(f)	22,581
1,089,736	Federal National Mortgage Association, Series 384, Class 4, 4.500%, 9/25/2036(c)(d)(f)	154,960
3,626,878	Federal National Mortgage Association, Series 384, Class 20, 5.500%, 5/25/2036(c)(d)(f)	599,852
1,201,121	Federal National Mortgage Association, Series 384, Class 31, 6.500%, 7/25/2037(c)(f)	240,081
1,064,544	Federal National Mortgage Association, Series 384, Class 36, 7.000%, 7/25/2037(c)(d)(f)	191,419

	Collateralized Mortgage Obligations – continued
$597,425	Federal National Mortgage Association, Series 385, Class 23, 7.000%, 7/25/2037(c)(f)	$96,447
102,366	Federal National Mortgage Association, Series 386, Class 25, 7.000%, 3/25/2038(c)(d)(f)	19,820
5,650,784	Government National Mortgage Association, Series 2006-46, Class IO, 0.366%, 4/16/2046(d)(f)	92,549
11,018,342	Government National Mortgage Association, Series 2006-51, Class IO, 0.441%, 8/16/2046(c)(d)(f)	314,221
231,784	Government National Mortgage Association, Series 2009-65, Class NZ, 5.500%, 8/20/2039	284,963
14,976,912	Government National Mortgage Association, Series 2009-114, Class IO, 0.171%, 10/16/2049(d)(f)	266,799
416,495	Government National Mortgage Association, Series 2010-49, Class IA, 1.511%, 10/16/2052(d)(f)	28,994
21,025,684	Government National Mortgage Association, Series 2010-124, Class X, 1.384%, 12/16/2052(c)(d)(f)	471,459
848,113	Government National Mortgage Association, Series 2010-H20, Class AF, 0.522%, 10/20/2060(d)	842,671
12,979,686	Government National Mortgage Association, Series 2011-38, Class IO, 0.208%, 4/16/2053(c)(d)(f)	358,187
5,313,768	Government National Mortgage Association, Series 2011-53, Class IO, 0.444%, 5/16/2051(c)(d)(f)	207,471
15,229,257	Government National Mortgage Association, Series 2011-119, Class IO, 0.970%, 8/16/2051(d)(f)	661,391
56,103,248	Government National Mortgage Association, Series 2011-121, Class IO, 0.948%, 6/16/2043(c)(d)(f)	1,853,932
31,332,634	Government National Mortgage Association, Series 2011-161, Class IO, 0.996%, 4/16/2045(d)(f)	1,365,727
1,523,642	Government National Mortgage Association, Series 2011-H01, Class AF, 0.642%, 11/20/2060(d)	1,521,739
25,257,959	Government National Mortgage Association, Series 2012-23, Class IO, 1.244%, 6/16/2053(c)(d)(f)	1,197,480
29,430,054	Government National Mortgage Association, Series 2012-55, Class IO, 0.980%, 4/16/2052(c)(d)(f)	1,265,639
23,260,173	Government National Mortgage Association, Series 2012-70, Class IO, 0.763%, 8/16/2052(c)(d)(f)	1,144,424
22,039,777	Government National Mortgage Association, Series 2012-79, Class IO, 0.914%, 3/16/2053(d)(f)	1,327,786
17,000,000	Government National Mortgage Association, Series 2012-100, Class IC, 1.360%, 9/16/2050(d)(f)	1,438,387

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$12,925,139	Government National Mortgage Association, Series 2012-111, Class IC, 1.260%, 9/16/2050(d)(f)	$1,039,957
65,169,359	Government National Mortgage Association, Series 2012-142, Class IO, 1.087%, 4/16/2054(d)(f)	3,676,660
9,771,575	Government National Mortgage Association, Series 2012-H08, Class FA, 0.792%, 1/20/2062(c)(d)	9,830,282
370,182	Government National Mortgage Association, Series 2012-H24, Class FE, 0.792%, 10/20/2062(d)	371,828
5,373,274	Government National Mortgage Association, Series 2012-H26, Class BA, 0.542%, 10/20/2062(c)(d)	5,353,619
3,274,757	Government National Mortgage Association, Series 2012-H30, Class GA, 0.542%, 12/20/2062(d)	3,261,521
6,664,201	Government National Mortgage Association, Series 2013-175, Class IO, 0.902%, 5/16/2055(d)(f)	350,144
26,290,956	Government National Mortgage Association, Series 2013-H16, Class AI, 1.614%, 7/20/2063(d)(f)	1,947,174
17,631,071	Government National Mortgage Association, Series 2013-H18, Class EI, 1.711%, 7/20/2063(d)(f)	1,517,683
3,271,256	Government National Mortgage Association, Series 2013-H18, Class JI, 1.384%, 8/20/2063(d)(f)	208,543
354,582	Government National Mortgage Association, Series 2013-H22, Class FT, 0.980%, 4/20/2063(d)	359,879
45,383,626	Government National Mortgage Association, Series 2014-24, Class IX, 0.819%, 1/16/2054(c)(d)(f)	2,518,292
43,560,659	Government National Mortgage Association, Series 2014-70, Class IO, 1.221%, 3/16/2049(d)(f)	2,744,975
47,637,470	Government National Mortgage Association, Series 2014-130, Class IB, 0.953%, 8/16/2054(d)(f)	3,085,479
695,153	Government National Mortgage Association, Series 2014-160, Class ST, 6.500%, 10/20/2044(d)	741,654
17,592,319	Government National Mortgage Association, Series 2014-H03, Class FS, 0.842%, 2/20/2064(c)(d)	17,699,174
4,863,796	Government National Mortgage Association, Series 2014-H05, Class FB, 0.792%, 12/20/2063(d)	4,872,555
4,355,126	Government National Mortgage Association, Series 2014-H06, Class FA, 0.762%, 3/20/2064(c)(d)	4,374,663
7,572,853	Government National Mortgage Association, Series 2014-H12, Class HZ, 4.608%, 6/20/2064(c)(d)	8,917,633
4,010,293	Government National Mortgage Association, Series 2014-H14, Class FA, 0.692%, 7/20/2064(d)	3,999,958

Principal Amount	Description	Value (†)

	Collateralized Mortgage Obligations – continued
$2,947,364	Government National Mortgage Association, Series 2014-H15, Class FA, 0.692%, 7/20/2064(d)	$2,942,356
2,893,994	Government National Mortgage Association, Series 2015-39, Class SN, 3.846%, 3/20/2045(d)	3,079,300
408,316	Government National Mortgage Association, Series 2015-63, Class TB, 5.000%, 5/20/2045(d)	420,514
6,890,497	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065(c)	6,962,750

		178,198,869

	Hybrid ARMs – 2.1%
2,609,812	FHLMC, 2.429%, 6/01/2035(c)(d)	2,766,522
119,273	FHLMC, 2.445%, 1/01/2035(c)(d)	126,700
334,109	FHLMC, 2.685%, 1/01/2036(c)(d)	356,189
2,313,748	FHLMC, 2.800%, 2/01/2037(c)(d)	2,486,933
694,397	FNMA, 1.922%, 2/01/2037(c)(d)	726,231
246,938	FNMA, 2.295%, 10/01/2035(c)(d)	254,765
1,118,752	FNMA, 2.332%, 9/01/2034(c)(d)	1,187,042
2,201,727	FNMA, 2.365%, 8/01/2038(c)(d)	2,343,848
3,172,887	FNMA, 2.402%, 6/01/2034(d)	3,375,933
5,138,563	FNMA, 2.437%, 9/01/2037(c)(d)	5,465,504
523,194	FNMA, 2.554%, 9/01/2036(c)(d)	558,049

		19,647,716

	Mortgage Related – 49.1%
1,270,301	FHLMC, 4.000%, 2/01/2044	1,370,877
111,266	FHLMC, 5.000%, 9/01/2035(c)	122,462
11,838,326	FNMA, 3.000%, with various maturities in 2043(c)(g)	12,031,044
29,406,852	FNMA, 3.500%, with various maturities from 2037 to 2042(c)(g)	30,808,117
10,727,451	FNMA, 4.000%, with various maturities from 2042 to 2052(c)(g)	11,524,402
1,529,107	FNMA, 4.500%, 2/01/2041	1,658,554
713,520	FNMA, 5.500%, 8/01/2034(c)	808,295
9,110	FNMA, 6.000%, 10/01/2034(c)	10,342
17,200,000	FNMA (TBA), 3.000%, 11/01/2045(h)	17,394,844
100,405,000	FNMA (TBA), 3.500%, 11/01/2045(h)	104,514,540
121,695,000	FNMA (TBA), 4.000%, 11/01/2045(h)	129,571,936
792,191	GNMA, 0.723%, 8/20/2063(d)	789,665
2,274,466	GNMA, 1.868%, 2/20/2061(d)	2,370,555
537,049	GNMA, 1.922%, 7/20/2060(d)	559,664
462,215	GNMA, 1.932%, 9/20/2060(d)	482,012
3,184,672	GNMA, 2.203%, 2/20/2063(d)	3,352,571
1,771,832	GNMA, 4.479%, 2/20/2062	1,904,405
1,919,349	GNMA, 4.506%, 1/20/2062	2,058,366
3,309,019	GNMA, 4.521%, 12/20/2061	3,545,898
982,222	GNMA, 4.524%, 7/20/2062	1,061,942
4,888,966	GNMA, 4.533%, 6/20/2064	5,452,253
1,549,190	GNMA, 4.556%, 12/20/2061	1,657,947
4,114,774	GNMA, 4.567%, 12/20/2064(c)	4,599,219
6,106,064	GNMA, 4.568%, 7/20/2065(c)	6,874,910
474,224	GNMA, 4.570%, 10/20/2061	505,795
958,254	GNMA, 4.576%, 9/20/2063	1,059,803
4,519,983	GNMA, 4.577%, 6/20/2063(c)	4,967,186

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Mortgage Related – continued
$484,850	GNMA, 4.578%, 11/20/2061	$516,335
981,238	GNMA, 4.600%, 10/20/2061	1,046,621
955,759	GNMA, 4.616%, 7/20/2062	1,036,477
981,188	GNMA, 4.626%, 6/20/2062	1,059,002
1,863,158	GNMA, 4.654%, 8/20/2061	1,981,161
10,353,595	GNMA, 4.659%, 2/20/2062(c)	11,143,730
12,276,060	GNMA, 4.670%, 12/20/2061(c)	13,139,558
5,580,003	GNMA, 4.671%, 10/20/2061(c)	5,956,826
697,956	GNMA, 4.684%, 1/20/2062	746,388
1,446,453	GNMA, 4.685%, 8/20/2061	1,530,906
6,947,046	GNMA, 4.700%, with various maturities in 2061(g)	7,383,683
596,411	GNMA, 4.709%, 12/20/2063	670,944
2,738,984	GNMA, 4.720%, 6/20/2061	2,904,816
3,796,670	GNMA, 4.767%, 7/20/2063(c)	4,066,504
951,066	GNMA, 4.798%, 5/20/2061	1,009,775
1,320,402	GNMA, 4.808%, 8/20/2062	1,414,931
4,522,985	GNMA, 4.810%, 5/20/2061(c)	4,810,104
864,190	GNMA, 4.951%, 1/20/2062	932,742
458,784	GNMA, 5.500%, with various maturities in 2059(g)	476,191
1,978,892	GNMA, 6.514%, 5/20/2061	2,077,861
4,642,323	Government National Mortgage Association, Series 2012-H11, Class BA, 2.000%, 5/20/2062(c)	4,718,192
2,692,478	Government National Mortgage Association, Series 2013-H13, Class SI, 1.298%, 6/20/2063(d)(f)	176,627
25,700,635	Government National Mortgage Association, Series 2014-H24, Class HI, 0.920%, 11/20/2064(d)(f)	1,301,095
11,799,918	Government National Mortgage Association, Series 2015-H01, Class XZ, 4.640%, 10/20/2064(c)(d)	14,035,353
19,022,508	Government National Mortgage Association, Series 2015-H04, Class FL, 0.662%, 2/20/2065(c)(d)	19,025,551
7,109,346	Government National Mortgage Association, Series 2015-H05, Class FA, 0.492%, 4/20/2061(c)(d)	7,082,729
2,896,438	Government National Mortgage Association, Series 2015-H12, Class FL, 0.422%, 5/20/2065(d)	2,864,572

		464,166,278

	Non-Agency Commercial Mortgage-Backed Securities – 25.6%
850,777	A10 Securitization LLC, Series 2013-1, Class A, 2.400%, 11/15/2025, 144A	853,476
1,336,965	A10 Securitization LLC, Series 2014-1, Class A1, 1.720%, 4/15/2033, 144A	1,334,232
36,775	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.315%, 9/10/2047(d)	36,737
1,278,850	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	1,343,882

	Non-Agency Commercial Mortgage-Backed Securities – continued
$917,759	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	$957,806
13,100,000	CDGJ Commercial Mortgage Trust Pass Through Certificates, Series 2014-BXCH, 1.607%, 12/15/2027, 144A(b)(d)	13,015,151
3,076,000	CGBAM Commercial Mortgage Trust, Series 2014-HD, Class B, 1.407%, 2/15/2031, 144A(d)	3,054,899
4,170,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	4,305,633
4,260,049	COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.484%, 4/15/2047(d)	4,466,734
162,520	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.954%, 6/10/2046(d)	164,917
1,325,000	Commercial Mortgage Pass Through Certificates, Series 2012-CR2, Class A4, 3.147%, 8/15/2045	1,373,543
3,010,000	Commercial Mortgage Pass Through Certificates, Series 2014-BBG, Class A, 1.007%, 3/15/2029, 144A(d)	2,989,433
1,220,000	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	1,268,778
2,670,000	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047	2,835,097
2,797,000	Commercial Mortgage Pass Through Certificates, Series 2014-FL4, Class AR4, 3.957%, 5/13/2031, 144A(d)(i)	2,780,022
5,380,000	Commercial Mortgage Trust, Series 2014-FL5, Class SV1, 2.048%, 10/15/2031, 144A(d)(i)	5,376,412
2,449,855	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, 5.998%, 6/15/2038(d)	2,477,619
5,250,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049(d)	5,484,386
5,163,490	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.889%, 6/15/2039(d)	5,396,694
1,436,291	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 6.147%, 9/15/2039(d)	1,518,536
11,163,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040(b)(d)	11,761,560
4,108,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.270%, 2/15/2041(d)	4,392,504
3,400,000	Extended Stay America Trust, Series 2013-ESH7, Class D7, 4.171%, 12/05/2031, 144A(d)	3,430,685

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Non-Agency Commercial Mortgage-Backed Securities – continued
$3,110,181	GP Portfolio Trust, Series 2014-GPP, Class A, 1.157%, 2/15/2027, 144A(d)	$3,091,716
7,396,134	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039(c)	7,677,497
13,625,551	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049(c)	14,304,226
11,211,683	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.989%, 8/10/2045(c)(d)	11,824,581
5,200,000	GS Mortgage Securities Corp. II, Series 2013-KING, Class C, 3.550%, 12/10/2027, 144A(d)	5,330,504
5,775,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(d)	5,960,689
3,461,000	GS Mortgage Securities Trust, Series 2013-GC16, Class B, 5.161%, 11/10/2046	3,800,708
3,205,000	GS Mortgage Securities Trust, Series 2014-GC20, Class A3, 3.680%, 4/10/2047	3,395,034
6,733,299	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB15, Class A4, 5.814%, 6/12/2043(c)(d)	6,819,856
3,008,803	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.440%, 6/12/2047	3,116,777
2,482,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4, 5.961%, 6/15/2049(d)	2,574,437
1,117,287	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	1,159,649
1,628,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047	1,719,573
6,465,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-CBM, Class A, 1.107%, 10/15/2029, 144A(b)(d)	6,414,851
5,545,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1.187%, 7/15/2031, 144A(d)	5,506,484
4,640,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class D, 4.694%, 7/15/2036, 144A(d)	4,640,000

	Non-Agency Commercial Mortgage-Backed Securities – continued
$4,278,123	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	$4,437,132
7,525,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051(b)(d)	7,855,528
6,730,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 9/12/2049(b)	7,120,428
3,390,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 2/15/2047	3,577,755
704,527	Morgan Stanley Capital I, Series 2007-HQ12, Class A5, 5.902%, 4/12/2049(c)(d)	703,400
6,670,416	Morgan Stanley Capital I, Series 2007-HQ13, Class A3, 5.569%, 12/15/2044(c)	7,034,734
9,130,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049(b)(d)	9,525,247
1,000,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.479%, 6/15/2044, 144A(d)	1,061,089
493,126	PFP III Ltd., Series 2014-1, Class A, 1.629%, 6/14/2031, 144A(d)	492,823
3,475,000	RBS Commercial Funding, Inc., Trust, Series 2013-SMV, Class C, 3.704%, 3/11/2031, 144A(d)	3,505,983
680,000	SCG Trust, Series 2013-SRP1, Class A, 1.607%, 11/15/2026, 144A(d)	676,331
905,000	SCG Trust, Series 2013-SRP1, Class B, 2.707%, 11/15/2026, 144A(d)	904,804
2,100,000	Starwood Retail Property Trust, Inc., 1.427%, 11/15/2027, 144A(d)	2,082,358
6,500,000	Starwood Retail Property Trust, Inc., 1.848%, 11/15/2027, 144A(b)(d)	6,443,743
2,420,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	2,503,744
6,904,427	Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3, 5.678%, 5/15/2046(c)	7,290,149
4,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class ASB, 3.400%, 6/15/2048	4,148,472
4,632,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ABS, 3.638%, 5/15/2047	4,896,098

		242,215,136

	Total Bonds and Notes
	(Identified Cost $1,164,812,887)	1,173,312,060

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Short-Term Investments – 2.0%
$18,553,363	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $18,553,368 on 10/01/2015 collateralized by $18,925,000 U.S. Treasury Note, 1.750% due 3/31/2022 valued at $18,925,000 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $18,553,363)	$18,553,363

	Total Investments – 126.1%
	(Identified Cost $1,183,366,250)(a)	1,191,865,423
	Other Assets Less Liabilities—(26.1)%	(246,657,250)

	Net Assets – 100.0%	$945,208,173

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2015, the net unrealized appreciation on investments based on a cost of $1,183,366,250 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$24,394,794
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(15,895,621)

	Net unrealized appreciation	$8,499,173

(b)	All of this security has been designated to cover the Fund’s obligations under open futures contracts or TBA transactions.
(c)	A portion of this security has been designated to cover the Fund’s obligations under open futures contracts or TBA transactions.
(d)	Variable rate security. Rate as of September 30, 2015 is disclosed.
(e)	Fair valued by the Fund’s adviser. At September 30, 2015, the value of these securities amounted to $1,971,905 or 0.2% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(g)	The Fund’s investment in mortgage related securities of Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(h)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(i)	Illiquid security. At September 30, 2015, the value of these securities amounted to $8,156,434 or 0.9% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. See Note 2 of Notes to Financial Statements.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the value of Rule 144A holdings amounted to $249,033,161 or 26.3% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

At September 30, 2015, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	12/21/2015	373	$48,017,922	$515,087
Ultra Long U.S. Treasury Bond	12/21/2015	85	13,634,531	173,197

Total				$688,284

At September 30, 2015, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	12/31/2015	145	$31,759,531	$(31,991)
5 Year U.S. Treasury Note	12/31/2015	479	57,726,985	(431,252)

Total				$(463,243)

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Securitized Asset Fund – continued

Industry Summary at September 30, 2015

Mortgage Related	49.1%
Non-Agency Commercial Mortgage-Backed Securities	25.6
Collateralized Mortgage Obligations	18.9
ABS Car Loan	13.3
ABS Other	5.1
ABS Home Equity	3.4
ABS Student Loan	2.6
Agency Commercial Mortgage-Backed Securities	2.1
Hybrid ARMs	2.1
ABS Credit Card	1.9
Short-Term Investments	2.0

Total Investments	126.1
Other assets less liabilities (including futures contracts)	(26.1)

Net Assets	100.0%

See accompanying notes to financial statements.

|  28

Statements of Assets and Liabilities

September 30, 2015

	High Income Opportunities Fund	Securitized Asset Fund
ASSETS
Investments at cost	$111,477,115	$1,164,812,887
Repurchase agreement(s) at cost	13,636,476	18,553,363
Net unrealized appreciation (depreciation)	(5,983,164)	8,499,173

Investments at value	119,130,427	1,191,865,423
Due from brokers (Note 2)	667,000	800,000
Receivable for Fund shares sold	390,587	1,779,087
Receivable for securities sold	193,330	—
Receivable for when-issued/delayed delivery securities sold (Note 2)	—	250,392,064
Collateral received for delayed delivery securities (Note 2)	—	853,000
Dividends and interest receivable	1,562,699	3,147,284
Receivable for variation margin on futures contracts (Note 2)	10,125	—
Receivable for variation margin on centrally cleared swap agreements (Note 2)	20,620	—
Fees receivable on swap agreements (Note 2)	943	—

TOTAL ASSETS	121,975,731	1,448,836,858

LIABILITIES
Payable for securities purchased	1,204,014	1,653,778
Payable for when-issued/delayed delivery securities purchased (Note 2)	600,000	500,641,848
Payable for Fund shares redeemed	3,424	416,516
Due to brokers (Note 2)	—	853,000
Payable for variation margin on futures contracts (Note 2)	—	63,543

TOTAL LIABILITIES	1,807,438	503,628,685

NET ASSETS	$120,168,293	$945,208,173

NET ASSETS CONSIST OF:
Paid-in capital	$125,246,489	$942,887,987
Undistributed net investment income	687,851	5,198,597
Accumulated net realized gain (loss) on investments, futures contracts and swap agreements	466,836	(11,602,625)
Net unrealized appreciation (depreciation) on investments, futures contracts, swap agreements and foreign currency translations	(6,232,883)	8,724,214

NET ASSETS	$120,168,293	$945,208,173

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$120,168,293	$945,208,173

Shares of beneficial interest	11,891,754	89,029,939

Net asset value, offering and redemption price per share	$10.11	$10.62

See accompanying notes to financial statements.

29  |

Statements of Operations

For the Year Ended September 30, 2015

	High Income Opportunities Fund	Securitized Asset Fund
INVESTMENT INCOME
Interest	$5,316,395	$31,304,527
Dividends	295,307	—

Investment income	5,611,702	31,304,527

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP AGREEMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	1,359,464	11,100,643
Futures contracts	(224,415)	1,636,981
Swap agreements	146,384	—
Net change in unrealized appreciation (depreciation) on:
Investments	(9,127,725)	(8,712,002)
Futures contracts	(123,885)	478,207
Swap agreements	(155,510)	—
Foreign currency translations	1	—

Net realized and unrealized gain (loss) on investments, futures contracts, swap agreements and foreign currency transactions	(8,125,686)	4,503,829

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,513,984)	$35,808,356

See accompanying notes to financial statements.

|  30

Statements of Changes in Net Assets

	High Income Opportunities Fund		Securitized Asset Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
FROM OPERATIONS:
Investment income	$5,611,702	$4,387,919	$31,304,527	$28,076,328
Net realized gain on investments, futures contracts and swap agreements	1,281,433	2,995,234	12,737,624	10,983,691
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap agreements and foreign currency translations	(9,407,119)	336,547	(8,233,795)	(1,962,170)

Net increase (decrease) in net assets resulting from operations	(2,513,984)	7,719,700	35,808,356	37,097,849

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(5,404,902)	(4,676,474)	(45,553,367)	(37,437,874)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	58,743,789	(11,801,777)	130,545,963	135,551,270

Net increase (decrease) in net assets	50,824,903	(8,758,551)	120,800,952	135,211,245
NET ASSETS
Beginning of the year	69,343,390	78,101,941	824,407,221	689,195,976

End of the year	$120,168,293	$69,343,390	$945,208,173	$824,407,221

UNDISTRIBUTED NET INVESTMENT INCOME	$687,851	$79,507	$5,198,597	$4,379,217

See accompanying notes to financial statements.

31  |

Financial Highlights

For a share outstanding throughout each period.

	High Income Opportunities Fund – Institutional Class
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$10.92	$10.53	$10.35	$9.36	$9.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.55	0.62	0.67	0.72	0.74
Net realized and unrealized gain (loss)	(0.81)	0.43	0.25	1.01	(0.52)

Total from Investment Operations	(0.26)	1.05	0.92	1.73	0.22

LESS DISTRIBUTIONS FROM:
Net investment income	(0.55)	(0.66)	(0.74)	(0.74)	(0.78)
Net realized capital gains	—	—	—	—	—

Total Distributions	(0.55)	(0.66)	(0.74)	(0.74)	(0.78)

Net asset value, end of the period	$10.11	$10.92	$10.53	$10.35	$9.36

Total return	(2.61)%	10.01%	9.19%	19.24%	1.81%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$120,168	$69,343	$78,102	$74,121	$61,645
Net expenses(b)	—	—	—	—	—
Gross expenses(b)	—	—	—	—	—
Net investment income	5.12%	5.70%	6.33%	7.28%	7.22%
Portfolio turnover rate	28%	41%	41%	30%	33%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.

	Securitized Asset Fund – Institutional Class
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$10.73	$10.73	$11.39	$11.13	$10.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37	0.41	0.41	0.45	0.41
Net realized and unrealized gain (loss)	0.06	0.14	(0.33)	0.55	0.19

Total from Investment Operations	0.43	0.55	0.08	1.00	0.60

LESS DISTRIBUTIONS FROM:
Net investment income	(0.54)	(0.55)	(0.62)	(0.54)	(0.46)
Net realized capital gains	—	—	(0.12)	(0.20)	—

Total Distributions	(0.54)	(0.55)	(0.74)	(0.74)	(0.46)

Net asset value, end of the period	$10.62	$10.73	$10.73	$11.39	$11.13

Total return	4.13%	5.25%	0.75%	9.42%	5.59%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$945,208	$824,407	$689,196	$713,366	$685,692
Net expenses(b)	—	—	—	—	—
Gross expenses(b)	—	—	—	—	—
Net investment income	3.47%	3.80%	3.67%	4.08%	3.72%
Portfolio turnover rate	272%	260%	244%	230%	253%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.

See accompanying notes to financial statements.

|  32

Notes To Financial Statements

September 30, 2015

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles High Income Opportunities Fund (the “High Income Opportunities Fund”)

Loomis Sayles Securitized Asset Fund (the “Securitized Asset Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. The Funds’ shares are offered exclusively to investors in “wrap fee” programs approved by NGAM Advisors, L.P. (“NGAM Advisors”) and/or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and to institutional advisory clients of NGAM Advisors or Loomis Sayles that, in each case, meet the Funds’ policies as established by Loomis Sayles.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the current settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared credit default swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

33  |

Notes to Financial Statements – continued

September 30, 2015

As of September 30, 2015, securities of the funds included in Net Assets (reflected at absolute value) were fair valued as follows:

Fund	Illiquid securities[1]	Percentage of Net Assets	Other fair valued securities[2]	Percentage of Net Assets
High Income Opportunities Fund	$734,300	0.6%	$474,442	0.4%
Securitized Asset Fund	8,156,434	0.9%	1,971,905	0.2%

1 Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures.

2 Fair valued by the Fund’s adviser.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

No forward foreign currency contracts were held by the Funds during the year ended September 30, 2015.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

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Notes to Financial Statements – continued

September 30, 2015

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swap Agreements. The Funds may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

g.  When-Issued and Delayed Delivery Transactions. The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

h.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to

35  |

Notes to Financial Statements – continued

September 30, 2015

its shareholders substantially all of its investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2015 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

i.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization, defaulted bonds and/or non-income producing securities, contingent payment debt instruments, capital gain and return of capital distributions received, convertible bonds and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to wash sales, premium amortization, return of capital distributions received, defaulted bonds and/or non-income producing securities, contingent payment debt instruments, swap net payable/receivable, convertible bonds and futures contracts mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax characterization of distributions paid to shareholders during the years ended September 30, 2015 and 2014 were as follows:

	2015 Distributions Paid From:			2014 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
High Income Opportunities Fund	$5,404,902	$—	$5,404,902	$4,676,474	$—	$4,676,474
Securitized Asset Fund	45,553,367	—	45,553,367	37,437,874	—	37,437,874

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

	High Income Opportunities Fund	Securitized Asset Fund
Undistributed ordinary income	$797,400	$5,198,597
Undistributed long-term capital gains	451,122	—

Total undistributed earnings	1,248,522	5,198,597

Capital loss carryforward:
Long-term:
No expiration date	—	(11,377,584)

Total capital loss carryforward	—	(11,377,584)

Unrealized appreciation (depreciation)	(6,256,450)	8,499,173

Total accumulated earnings (losses)	$(5,007,928)	$2,320,186

Capital loss carryforward utilized in the current year	$460,542	$—

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Notes to Financial Statements – continued

September 30, 2015

Capital losses may be utilized to offset future capital gains until expiration. The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital loss carryforwards to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire.

j.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2015, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

k.  Due to/from Brokers. Transactions and positions in certain futures contracts, swap agreements and delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due to brokers balance in the Statement of Assets and Liabilities for Securitized Asset Fund represents cash received as collateral for delayed delivery securities. The due from brokers balances in the Statements of Assets and Liabilities for High Income Opportunities Fund and Securitized Asset Fund represent cash pledged as initial margin for centrally cleared swap agreements and futures contracts, respectively. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

l.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2015, neither Fund had loaned securities under this agreement.

m.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for

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Notes to Financial Statements – continued

September 30, 2015

which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2015, at value:

High Income Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$58,149	$241,176	(b)	$299,325
Non-Agency Commercial Mortgage-Backed Securities	—	986,872	590,000	(b)	1,576,872
Retailers	—	1,267,844	307,361	(c)	1,575,205
Transportation Services	—	255,275	167,081	(c)	422,356
All Other Non-Convertible Bonds(a)	—	92,004,964	—		92,004,964

Total Non-Convertible Bonds	—	94,573,104	1,305,618		95,878,722

Convertible Bonds(a)	—	4,766,869	—		4,766,869

Total Bonds and Notes	—	99,339,973	1,305,618		100,645,591

Senior Loans(a)	—	135,286	—		135,286
Preferred Stocks
Convertible Preferred Stocks
Midstream	—	296,332	—		296,332
REITs — Mortgage	—	29,451	—		29,451
All Other Convertible Preferred Stocks(a)	2,862,715	—	—		2,862,715

Total Convertible Preferred Stocks	2,862,715	325,783	—		3,188,498

Non-Convertible Preferred Stocks(a)	863,248	—	—		863,248

Total Preferred Stocks	3,725,963	325,783	—		4,051,746

Common Stocks(a)	361,339	—	—		361,339
Warrants(d)	—	—	—		—
Short-Term Investments	—	13,936,465	—		13,936,465

Total	$4,087,302	$113,737,507	$1,305,618		$119,130,427

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Centrally Cleared Credit Default Swap Agreements (unrealized depreciation)	$(155,510)	$—	$—		$(155,510)
Futures Contracts (unrealized depreciation)	(94,209)	—	—		(94,209)

Total	$(249,719)	$—	$—		$(249,719)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

(c) Fair valued by the Fund’s adviser.

(d) Fair valued at zero using level 2 inputs.

A preferred stock valued at $365,027 was transferred from Level 2 to Level 1 during the period ended September 30, 2015. At September 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service. At September 30, 2015, this security was valued at the last sale price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

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Notes to Financial Statements – continued

September 30, 2015

Securitized Asset Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Car Loan	$—	$124,221,202	$1,902,944(b	)	$126,124,146
ABS Home Equity	—	30,026,305	1,971,905(c	)	31,998,210
ABS Other	—	37,646,473	10,620,593(b	)	48,267,066
Collateralized Mortgage Obligations	—	174,525,469	3,673,400(b	)	178,198,869
Mortgage Related	—	462,688,556	1,477,722(b	)	464,166,278
Non-Agency Commercial Mortgage-Backed Securities	—	236,838,724	5,376,412(b	)	242,215,136
All Other Bonds and Notes(a)	—	82,342,355	—		82,342,355

Total Bonds and Notes	—	1,148,289,084	25,022,976		1,173,312,060

Short-Term Investments	—	18,553,363	—		18,553,363

Total Investments	—	1,166,842,447	25,022,976		1,191,865,423

Futures Contracts (unrealized appreciation)	688,284	—	—		688,284

Total	$688,284	$1,166,842,447	$25,022,976		$1,192,553,707

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Futures Contracts (unrealized depreciation)	$(463,243)	$—	$—		$(463,243)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

(c) Fair valued by the Fund’s adviser.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2014 and/or September 30, 2015:

High Income Opportunities Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2015
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$—	$1,593	$250,000	$(10,417)	$—	$—	$241,176	$1,593
Airlines	936,830	—	30,303	(28,356)	—	(276,873)	—	(661,904)	—	—
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	—	590,000	—	—	—	590,000	—
Retailers	306,228	1,206	—	(73)	—	—	—	—	307,361	(73)
Transportation Services	464,622	—	30,691	(132,848)	—	(195,384)	—	—	167,081	(42,793)
Convertible Bonds
Wirelines	6,963	—	(2,813)	2,233	—	(6,383)	—	—	—	—

Total	$1,714,643	$1,206	$58,181	$(157,451)	$840,000	$(489,057)	$—	$(661,904)	$1,305,618	$(41,273)

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Notes to Financial Statements – continued

September 30, 2015

Debt securities valued at $661,904 were transferred from Level 3 to Level 2 during the period ended September 30, 2015. At September 30, 2014, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Securitized Asset Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2015
Bonds and Notes
ABS Car Loan	$6,589,923	$—	$5,078	$(2,054)	$1,899,904	$(164,125)	$—	$(6,425,782)	$1,902,944	$3,040
ABS Home Equity	2,142,704	—	(156,462)	303,923	—	(1,364,472)	1,046,212	—	1,971,905	(103,868)
ABS Other	19,114,510	—	6,250	(114,718)	9,263,396	(7,369,819)	—	(10,279,026)	10,620,593	(96,210)
Collateralized Mortgage Obligations	4,280,249	—	(307,071)	(299,778)	—	—	—	—	3,673,400	(299,778)
Mortgage Related	—	—	(154,580)	(255,481)	1,887,783	—	—	—	1,477,722	(255,481)
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	(10,578)	5,386,990	—	—	—	5,376,412	(10,578)

Total	$32,127,386	$—	$(606,785)	$(378,686)	$18,438,073	$(8,898,416)	$1,046,212	$(16,704,808)	$25,022,976	$(762,875)

A debt security valued at $1,046,212 was transferred from Level 2 to Level 3 during the period ended September 30, 2015. At September 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2015, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

Debt securities valued at $16,704,808 were transferred from Level 3 to Level 2 during the period ended September 30, 2015. At September 30, 2014, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include futures contracts and swap agreements.

The Funds are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed-income securities. The Funds will be subject to increased interest rate risk to the extent that they invest in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against changes in interest rates and to manage their duration in order to control interest rate risk without having to buy or sell portfolio securities. During the year ended September 30, 2015, High Income Opportunities Fund used futures contracts to manage duration and Securitized Asset Fund used futures contracts for hedging purposes and to manage duration.

High Income Opportunities Fund seeks to achieve high current income. The Fund may use a number of derivative instruments for risk management or as part of their investment strategies. During the year ended September 30, 2015, the Fund used credit default swap agreements (as a protection seller) to gain investment exposure in accordance with its objective.

|  40

Notes to Financial Statements – continued

September 30, 2015

The following is a summary of derivative instruments for High Income Opportunities Fund as of September 30, 2015, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts[1]	Swap agreements at value[2]
Exchange-traded/cleared asset derivatives
Credit contracts	$—	$313,978

Liabilities	Unrealized depreciation on futures contracts[1]	Swap agreements at value[2]
Exchange-traded/cleared liability derivatives
Interest rate contracts	$(94,209)	$—

1 Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

2 Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid (received), if any, and unrealized appreciation (depreciation) on each individual contract. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for High Income Opportunities Fund during the year ended September 30, 2015 as reflected in the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Swap agreements
Interest rate contracts	$(224,415)	$—
Credit contracts	—	146,384

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Swap agreements
Interest rate contracts	$(123,885)	$—
Credit contracts	—	(155,510)

The following is a summary of derivative instruments for Securitized Asset Fund as of September 30, 2015, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded/cleared asset derivatives Interest rate contracts	$688,284

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded/cleared liability derivatives Interest rate contracts	$(463,243)

1 Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Securitized Asset Fund during the year ended September 30, 2015 as reflected in the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$1,636,981

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$478,207

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

41  |

Notes to Financial Statements – continued

September 30, 2015

The volume of futures contract and swap agreement activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2015:

High Income Opportunities Fund	Futures	Credit Default Swaps
Average Notional Amount Outstanding	4.50%	8.34%
Highest Notional Amount Outstanding	5.56%	19.79%
Lowest Notional Amount Outstanding	3.25%	0.00%
Notional Amount Outstanding as of September 30, 2015	5.56%	5.65%

Securitized Asset Fund	Futures
Average Notional Amount Outstanding	13.09%
Highest Notional Amount Outstanding	16.18%
Lowest Notional Amount Outstanding	9.75%
Notional Amount Outstanding as of September 30, 2015	15.99%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the averages above.

Unrealized gain and/or loss on open futures and swap contracts is recorded in the Statements of Assets and Liabilities. The aggregate notional values of futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund:

Fund	Maximum Amount of Loss - Gross
High Income Opportunities Fund	$802,741
Securitized Asset Fund	800,000

5.  Purchases and Sales of Securities. For the year ended September 30, 2015, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Opportunities Fund	$—	$—	$73,327,761	$25,832,427
Securitized Asset Fund	2,907,539,621	2,808,754,673	323,166,695	193,931,566

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis Sayles has agreed to pay, without reimbursement from the Funds or the Trust, the following expenses of the Funds: compensation to Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Funds for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of the independent registered public accounting firm retained by the Funds; charges and expenses of any transfer agents and registrars appointed by the Funds; any cost of certificates representing shares of the Funds; legal fees and expenses in connection with the day-to-day affairs of the Funds, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and Trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Funds’ registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Funds, and notices and proxy solicitation material furnished to shareholders of the Funds or regulatory authorities, and any costs of printing or mailing these items; and the Funds’ expenses of bookkeeping, accounting and financial reporting, including related clerical expenses and all other expenses incurred.

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Notes to Financial Statements – continued

September 30, 2015

Loomis Sayles serves as investment adviser to each Fund. Under the terms of each management agreement, Loomis Sayles does not charge the Funds an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Funds do not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of “wrap programs,” who in turn charge the programs’ participants.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust. NGAM Distribution currently is not paid a fee for serving as distributor for the Funds. Loomis Sayles has agreed to reimburse NGAM Distribution to the extent that NGAM Distribution incurs expenses in connection with any redemption of Fund shares.

c.  Administrative Fees. NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, fees to NGAM Advisors for services to the Funds.

d.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2015, neither Fund had borrowings under this agreement.

Prior to April 16, 2015, the committed unsecured line of credit was $200,000,000 with an individual limit of $125,000,000 for each Fund that participated in the line of credit. In addition, the commitment fee was 0.10% per annum, payable at the end of each calendar quarter.

8.  Concentration of Risk. Securitized Asset Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

9.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30,2015, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling

43  |

Notes to Financial Statements – continued

September 30, 2015

ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership
High Income Opportunities Fund	2	19.51%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	High Income Opportunities Fund

	Year Ended September 30, 2015		Year Ended September 30, 2014

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	6,505,450	$69,135,896	1,027,504	$11,244,298
Issued in connection with the reinvestment of distributions	289,937	3,110,225	298,403	3,245,786
Redeemed	(1,254,258)	(13,502,332)	(2,389,173)	(26,291,861)

Increase (decrease) from capital share transactions	5,541,129	$58,743,789	(1,063,266)	$(11,801,777)

	Securitized Asset Fund

	Year Ended September 30, 2015		Year Ended September 30, 2014

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	29,900,131	$320,342,338	24,301,296	$260,369,772
Issued in connection with the reinvestment of distributions	527,702	5,634,046	294,377	3,151,177
Redeemed	(18,242,201)	(195,430,421)	(11,956,694)	(127,969,679)

Increase (decrease) from capital share transactions	12,185,632	$130,545,963	12,638,979	$135,551,270

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Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund, each a series of Loomis Sayles Funds I (collectively, the “Funds”) at September 30, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2015

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2015 U.S. Tax Distribution Information to Shareholders (unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2015, a percentage of dividends distributed by the Fund listed below qualify for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
High Income Opportunities Fund	4.49%

Qualified Dividend Income. For the fiscal year ended September 30, 2015, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2015, complete information will be reported in conjunction with Form 1099-DIV.

Fund
High Income Opportunities Fund

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts (formerly, Chancellor and faculty member, University of Massachusetts Lowell)	42 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

Interested Trustees

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	42 None	Continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

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Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice President since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2000	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Director of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the Trust
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Loomis Sayles Bond Fund

Annual Report

September 30, 2015

Portfolio Review	1
Portfolio of Investments	10
Financial Statements	37
Notes to Financial Statements	44

LOOMIS SAYLES BOND FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Institutional Class	LSBDX
Daniel J. Fuss, CFA®, CIC	Retail Class	LSBRX
Elaine M. Stokes	Admin Class	LBFAX
	Class N	LSBNX

Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

Falling commodity prices and a strengthening U.S. dollar characterized the reporting period. Commodity prices declined significantly, with oil falling approximately 50%. The U.S. dollar generally advanced versus most currencies due to global divergence of economic growth and central bank policy. Most emerging market currencies declined versus their developed market counterparts, and commodity exporters were the hardest hit.

In the second half of the period, the world’s two largest economies — the U.S. and China — dominated the landscape. Investors generally expected the Federal Reserve (the Fed) to tighten monetary policy in September, but the Fed kept short-term rates unchanged due to global economic and market turbulence triggered by China’s economic slowdown. The market interpreted the Fed’s decision as confirmation of global growth risks, which further strained commodities, emerging markets and other risk assets.

Developed market government bonds posted positive local currency returns, benefiting from investor risk aversion caused by sluggish global demand and commodity price weakness. Pressures from a rising U.S. dollar largely hampered returns for U.S. dollar-based investors. Investment grade corporates underperformed government bonds. However, slower growth in China, commodity price pressures and uncertainty about the Fed rate increase weighed more heavily on high yield and commodity-related bonds.

Performance Results

For the 12 months ended September 30, 2015, Institutional Class shares of the Loomis Sayles Bond Fund returned -6.37%. The Fund underperformed its benchmark, the Barclays U.S. Government/Credit Bond Index, which returned 2.73%.

Explanation of Fund Performance

The Fund’s underperformance was primarily due to out-of-benchmark allocations. In particular, non-U.S.-dollar-denominated securities, high yield issues and convertible securities detracted the most from performance. The U.S. dollar appreciated significantly during the 12-month period, with only a few pauses along the way. Consequently, the Fund’s non-dollar-denominated securities, particularly those denominated in the Canadian

1  |

dollar, Mexican peso and New Zealand dollar, weighed heavily on results. The Fund’s high yield issues underperformed largely due to security selection, with industrials detracting the most. Exposure to equities and convertibles negatively detracted from performance due to equity market volatility. The Fund’s significant underweight position in the Treasury sector weighed down relative performance; we held short-maturity Treasuries as reserves.

The Fund’s exposure to investment grade credit produced a positive absolute and relative return. Investment grade industrial names were the Fund’s top performers due to favorable sector allocation. Investment grade financial names also were leading performers, benefiting from name-specific exposure within the banking and insurance sectors. In addition, a relative underweight to government-related securities, given the sector’s longer duration, contributed to results. Furthermore, security selection among consumer non-cyclical holdings contributed to return.

Outlook

We continue to have a positive outlook for the U.S. economy, despite some recent softer data. Steady improvement in employment and consumer sentiment should support consumption trends. We do not believe current low rates reflect the state of the U.S. economy. However, uncertainty about Chinese growth and weakening global economic trends may delay U.S. monetary policy changes. We believe the path for rates, which is likely to be very slow and shallow, is more important than timing. The downside risks to global growth have increased in our view; however, we believe conditions will remain reasonably strong overall.

The steady pace of U.S. economic growth should support risk assets, and we are maintaining exposure to corporate bonds. We view the investment grade and high yield markets as being distorted by global, not U.S., factors, and spread widening over the past 12 months has significantly improved valuations.

Risk profiles in non-U.S. markets should continue to be driven by oil prices, a strengthening U.S. dollar and central bank action. We are monitoring cheaper non-U.S.-dollar asset valuations, but we remain cautious. Since we do not see a positive catalyst at this point, we think it is too early to add exposure.

Our long-term themes remain intact, and we believe we are well positioned for this market environment. We have been investing away from the benchmark in sectors with low or negative correlations to U.S. rates. We are using portfolio flexibility to identify attractive income opportunities, broaden diversification and maintain a higher level of reserves. Our antidote for highly volatile markets is a patient, selective approach that seeks to capture value when investors are mispricing risk.

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LOOMIS SAYLES BOND FUND

Growth of $100,000 Investment in Institutional Class Shares2

September 30, 2005 through September 30, 2015

Average Annual Total Returns — September 30, 20152

	1 year	5 years	10 years	Life of Class N

Institutional Class (Inception 5/16/91)	-6.37%	4.90%	6.31%	—%
Retail Class (Inception 12/31/96)	-6.58	4.61	6.01	—
Admin Class (Inception 1/2/98)	-6.89	4.34	5.74	—
Class N (Inception 2/1/13)	-6.31	—	—	0.92

Comparative Performance
Barclays U.S. Government/ Credit Bond Index[1]	2.73	3.09	4.61	2.01

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

[1]	Barclays U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment-grade U.S. corporate securities.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

3  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Fund’s proxy voting policies and procedures is available without charge upon request, by calling Loomis Sayles Funds at 800-633-3330; on the Fund’s website at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2015 is available on the Fund’s website and the SEC’s website.

Quarterly Portfolio Schedules

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2015

|  4

through September 30, 2015. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Bond Fund

Institutional Class	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	Expenses Paid During Period* 4/1/2015 – 9/30/2015
Actual	$1,000.00	$949.00	$3.13
Hypothetical (5% return before expenses)	$1,000.00	$1,021.86	$3.24

Retail Class
Actual	$1,000.00	$947.60	$4.35
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.51

Admin Class
Actual	$1,000.00	$946.20	$5.56
Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	$5.77

Class N
Actual	$1,000.00	$949.30	$2.79
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$2.89

*   Expenses are equal to the Fund's annualized expense ratio: 0.64%, 0.89%, 1.14% and 0.57% for Institutional, Retail, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group and category of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of a peer group of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and/or financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing the Fund’s performance and fee differentials against the Fund’s peer group/category, performance

|  6

ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against similarly categorized funds. The portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreement at its meeting held in June 2015. The Agreement was continued for a one-year period. In considering whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources, if any.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information that compared the performance of the Fund to the performance of a peer group and category of funds and the Fund’s performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Fund using a variety of performance metrics, including metrics that also measured the performance of the Fund on a risk adjusted basis. The Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser

7  |

to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense level of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and total expense level to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. The Trustees noted that the Fund currently has an expense cap in place, and that the current expenses are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Fund, the expense levels of the Fund, whether the Adviser had implemented breakpoints and/or expense caps and the overall profit margin of the Adviser compared to other investment managers. The Trustees also noted management’s history of proposing additional advisory fee breakpoints as the Fund grew to substantially larger scale.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

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Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Fund had breakpoints in its advisory fees and it was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of the Fund.

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•	Plans for maintaining continuity of portfolio management where that was thought to be a potential issue.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under a separate agreement covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2016.

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Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 86.3% of Net Assets

Non-Convertible Bonds – 79.0%

	ABS Car Loan – 0.1%
$5,917,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class B, 5.110%, 3/20/2017, 144A	$5,974,579
16,756,712	Ford Auto Securitization Trust, Series 2014-R2A, Class A2, 1.593%, 12/15/2017, 144A, (CAD)	12,571,740

		18,546,319

	ABS Other – 0.5%
30,836,994	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(b)	30,685,893
19,538,333	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(b)(c)	19,538,333
7,102,381	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(b)(c)	7,102,381
32,585,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(b)(c)(d)	18,620,647
16,071,026	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A	16,263,187

		92,210,441

	Aerospace & Defense – 1.0%
36,735,000	Bombardier, Inc., 6.000%, 10/15/2022, 144A	27,275,737
100,000	Bombardier, Inc., 6.125%, 1/15/2023, 144A	73,500
1,510,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	847,218
13,664,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	9,154,880
275,000	Meccanica Holdings USA, Inc., 6.250%, 7/15/2019	293,568
24,903,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	23,906,880
25,480,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	26,881,400
770,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039	812,350
6,995,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A	5,613,488
23,658,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	40,577,073
27,916,000	TransDigm, Inc., 6.500%, 7/15/2024	26,236,853
25,085,000	TransDigm, Inc., 6.500%, 5/15/2025, 144A	23,579,900
1,550,000	TransDigm, Inc., 7.500%, 7/15/2021	1,615,875

		186,868,722

	Airlines – 2.9%
24,305,000	Air Canada, 7.625%, 10/01/2019, 144A, (CAD)	19,351,115
4,764,443	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	4,895,465
220,000	Allegiant Travel Co., 5.500%, 7/15/2019	220,413
225,369,000	American Airlines Group, Inc., 5.500%, 10/01/2019, 144A	227,848,059
20,079,683	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027	20,399,754

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Airlines – continued
$3,716,604	American Airlines Pass Through Trust, Series 2013-1, Class B, 5.625%, 1/15/2021, 144A	$3,773,988
14,086,070	American Airlines Pass Through Trust, Series 2013-2, Class C, 6.000%, 1/15/2017, 144A	14,482,452
4,256,979	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	4,406,697
32,465,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	33,682,437
234,085	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	240,663
47,502	Continental Airlines Pass Through Trust, Series 1998-1, Class B, 6.748%, 9/15/2018	49,165
1,872,375	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	1,975,355
686,928	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	700,666
1,142,456	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	1,211,004
2,668,114	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	2,794,849
1,529,132	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	1,532,955
23,819,425	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 10/19/2023	25,129,493
17,369,414	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 1/08/2018	18,251,086
4,715,997	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/11/2021	4,916,427
1,359,060	Northwest Airlines, Inc., Series 2002-1, Class G2, (MBIA insured), 6.264%, 5/20/2023	1,414,238
19,548,188	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	20,830,550
531,671	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	569,845
6,915,000	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	7,070,588
12,595,000	United Airlines Pass Through Trust, Series 2014-1, Class B, 4.750%, 10/11/2023	12,626,487
325,000	United Continental Holdings, Inc., 6.375%, 6/01/2018	341,250
14,409,863	US Airways Pass Through Trust, Series 2010-1B, Class B, 8.500%, 10/22/2018	14,992,166
14,988,672	US Airways Pass Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	17,424,331
331,730	US Airways Pass Through Trust, Series 2011-1B, Class B, 9.750%, 4/22/2020	376,513
9,398,958	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	10,550,330

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Airlines – continued
$3,911,118	US Airways Pass Through Trust, Series 2012-1C, Class C, 9.125%, 10/01/2015	$3,911,509
6,448,887	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	6,663,635
386,762	US Airways Pass Through Trust, Series 2013-1, Class B, 5.375%, 5/15/2023	399,332
56,320,000	Virgin Australia Holdings Ltd., 8.500%, 11/15/2019, 144A	57,868,800
7,110,489	Virgin Australia Pass Through Trust, Series 2013-1B, 6.000%, 4/23/2022, 144A	7,288,251
11,372,877	Virgin Australia Pass Through Trust, Series 2013-1C, 7.125%, 10/23/2018, 144A	11,543,470

		559,733,338

	Automotive – 0.4%
3,172,000	Cummins, Inc., 6.750%, 2/15/2027	4,026,781
2,611,000	Ford Motor Co., 6.500%, 8/01/2018	2,911,401
1,560,000	Ford Motor Co., 6.625%, 2/15/2028	1,762,394
2,720,000	Ford Motor Co., 7.125%, 11/15/2025	3,235,764
7,344,000	Ford Motor Co., 7.400%, 11/01/2046	9,302,946
1,580,000	Ford Motor Co., 7.500%, 8/01/2026	1,908,025
37,875,000	General Motors Financial Co., Inc., 4.375%, 9/25/2021	38,669,693
6,201,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	6,480,045
9,660,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	9,418,500

		77,715,549

	Banking – 8.2%
6,000,000	ABN Amro Bank NV, (fixed rate to 3/10/2016, variable rate thereafter), 4.310%, (EUR)(e)	6,721,152
64,470,000	AgriBank FCB, 9.125%, 7/15/2019, 144A	79,638,244
40,627,000	Ally Financial, Inc., 8.000%, 11/01/2031	47,063,942
100,035,000	Banco Santander Brasil S.A., 8.000%, 3/18/2016, 144A, (BRL)	23,971,056
59,285,000	Bank of America Corp., MTN, 3.300%, 1/11/2023	58,831,707
35,000	Bank of America Corp., Series K, (fixed rate to 1/30/2018, variable rate thereafter), 8.000%(e)	36,575
16,525,000	Bank of Nova Scotia, 2.462%, 3/14/2019, (CAD)	12,656,454
27,100,000	BNP Paribas S.A., (fixed rate to 10/23/2017, variable rate thereafter), 7.436%, (GBP)(e)	43,322,005
30,900,000	BNP Paribas S.A., (fixed rate to 4/12/2016, variable rate thereafter), 4.730%, (EUR)(e)	34,782,323
10,900,000	BNP Paribas S.A., (fixed rate to 4/13/2017, variable rate thereafter), 5.019%, (EUR)(e)	12,598,392
35,950,000	BNP Paribas S.A., (fixed rate to 4/19/2016, variable rate thereafter), 5.945%, (GBP)(e)	54,247,384
22,200,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 144A(e)	25,752,000

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
13,150,000	BNP Paribas S.A., (fixed rate to 7/13/2016, variable rate thereafter), 5.954%, (GBP)(e)	$20,041,850
7,340,000	Citigroup, Inc., 4.500%, 1/14/2022	7,938,841
52,380,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	35,073,960
24,080,000	Citigroup, Inc., 6.125%, 5/15/2018	26,616,467
39,930,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	26,754,290
16,780,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.875%, 2/08/2022	17,672,646
4,045,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.950%, 11/09/2022	4,062,462
27,405,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	21,466,874
4,065,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	4,534,438
12,345,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	12,505,189
55,385,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	54,653,807
69,375,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	45,125,188
266,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	17,129,311
83,493,000	Lloyds Bank PLC, MTN, 6.500%, 9/14/2020, 144A	96,300,576
1,600,000	Merrill Lynch & Co., Inc., EMTN, 0.514%, 9/14/2018, (EUR)(f)	1,749,036
3,600,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034(b)	4,073,875
82,175,000	Morgan Stanley, 2.125%, 4/25/2018	82,658,929
42,630,000	Morgan Stanley, 2.500%, 1/24/2019	43,211,857
6,600,000	Morgan Stanley, 3.750%, 2/25/2023	6,759,944
47,205,000	Morgan Stanley, 4.350%, 9/08/2026	47,447,917
53,595,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	39,033,354
75,000,000	Morgan Stanley, 5.000%, 9/30/2021, (AUD)	55,634,872
152,340,000	Morgan Stanley, 7.600%, 8/08/2017, (NZD)	103,844,175
150,195,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	113,104,414
1,400,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	2,237,868
117,500,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	84,103,108
139,740,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	141,432,671
15,000,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	18,027,105
68,800,000	Morgan Stanley, Series MPLE, 3.125%, 8/05/2021, (CAD)	52,559,179
2,250,000	National Australia Bank Ltd., 5.000%, 3/11/2024, (AUD)	1,744,472
950,000	Santander Central Hispano Issuances Ltd., 7.250%, 11/01/2015	953,532
2,269,000	Santander Issuances SAU, 5.911%, 6/20/2016, 144A	2,323,195
6,000,000	Societe Generale S.A., EMTN, (fixed rate to 6/16/2018, variable rate thereafter), 8.875%, (GBP)(e)	9,984,146
2,800,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	3,154,623

		1,603,535,405

	Brokerage – 1.1%
5,996,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	5,456,360
29,995,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.500%, 4/15/2021, 144A	28,045,325

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Brokerage – continued
$19,787,000	Jefferies Group LLC, 5.125%, 4/13/2018	$20,771,324
51,270,000	Jefferies Group LLC, 5.125%, 1/20/2023	51,371,156
29,470,000	Jefferies Group LLC, 6.250%, 1/15/2036	27,792,833
22,428,000	Jefferies Group LLC, 6.450%, 6/08/2027	23,268,489
58,180,000	Jefferies Group LLC, 6.875%, 4/15/2021	65,385,826

		222,091,313

	Building Materials – 0.8%
15,670,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	11,478,275
3,285,000	Masco Corp., 5.850%, 3/15/2017	3,424,613
19,873,000	Masco Corp., 6.125%, 10/03/2016	20,618,635
15,272,000	Masco Corp., 6.500%, 8/15/2032	15,653,800
23,162,000	Masco Corp., 7.125%, 3/15/2020	26,694,205
9,733,000	Masco Corp., 7.750%, 8/01/2029	10,876,628
9,900,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	1,387,423
214,000	Owens Corning, 6.500%, 12/01/2016	228,365
51,420,000	Owens Corning, 7.000%, 12/01/2036	60,228,246
2,395,000	Titan Global Finance PLC, EMTN, 4.250%, 7/10/2019, (EUR)	2,488,840
2,050,000	USG Corp., 9.750%, 1/15/2018	2,280,625

		155,359,655

	Cable Satellite – 0.4%
1,090,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	1,004,871
1,250,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025, 144A	1,139,063
4,325,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	4,130,375
5,585,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027, 144A	5,180,087
965,000	DISH DBS Corp., 5.000%, 3/15/2023	808,188
1,105,000	DISH DBS Corp., 5.875%, 11/15/2024	938,559
500,000	Intelsat Luxembourg S.A., 7.750%, 6/01/2021	330,000
275,000	Intelsat Luxembourg S.A., 8.125%, 6/01/2023	178,750
37,585,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	31,584,074
6,190,000	Time Warner Cable, Inc., 4.500%, 9/15/2042	4,893,956
535,000	Time Warner Cable, Inc., 5.875%, 11/15/2040	509,227
15,800,000	Videotron Ltd., 5.625%, 6/15/2025, 144A, (CAD)	11,839,640
9,660,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	9,297,750

		71,834,540

	Chemicals – 1.8%
255,000	Axalta Coating Systems U.S. Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, 7.375%, 5/01/2021, 144A	268,706
123,840,000	Chemours Co. (The), 6.625%, 5/15/2023, 144A	83,282,400
23,615,000	Chemours Co. (The), 7.000%, 5/15/2025, 144A	15,526,863

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Chemicals – continued
$56,305,000	Consolidated Energy Finance S.A., 6.750%, 10/15/2019, 144A	$53,208,225
20,000,000	Eco Services Operations LLC/Eco Finance Corp., 8.500%, 11/01/2022, 144A	17,800,000
23,289,000	Hercules, Inc., 6.500%, 6/30/2029	21,484,102
33,969,000	Hexion, Inc., 7.875%, 2/15/2023(b)	18,003,570
4,955,000	Hexion, Inc., 8.875%, 2/01/2018	3,964,000
11,305,000	Hexion, Inc., 9.200%, 3/15/2021(b)	7,319,988
3,390,000	Hexion, Inc./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	2,034,000
405,000	INEOS Group Holdings S.A., 5.875%, 2/15/2019, 144A	376,650
119,535,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	115,351,275
6,795,000	Methanex Corp., 5.250%, 3/01/2022	7,235,234
2,305,000	TPC Group, Inc., 8.750%, 12/15/2020, 144A	1,970,775

		347,825,788

	Construction Machinery – 0.2%
1,975,000	Joy Global, Inc., 6.625%, 11/15/2036	1,846,003
27,030,000	Toro Co., 6.625%, 5/01/2037(b)	31,183,078
1,095,000	United Rentals North America, Inc., 6.125%, 6/15/2023	1,091,578
5,825,000	United Rentals North America, Inc., 7.625%, 4/15/2022	6,174,500

		40,295,159

	Consumer Cyclical Services – 0.1%
1,000,000	ServiceMaster Co. LLC (The), 7.100%, 3/01/2018	1,010,000
8,919,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	8,963,595

		9,973,595

	Consumer Products – 0.3%
15,036,000	Avon Products, Inc., 8.700%, 3/15/2043	10,645,488
51,540,000	Newell Rubbermaid, Inc., 4.000%, 12/01/2024	52,395,873

		63,041,361

	Diversified Manufacturing – 0.0%
225,000	Amsted Industries, Inc., 5.000%, 3/15/2022, 144A	221,625

	Electric – 2.1%
3,075,000	AES Corp. (The), 4.875%, 5/15/2023	2,698,313
8,395,000	AES Corp. (The), 5.500%, 3/15/2024	7,442,168
3,575,000	AES Corp. (The), 5.500%, 4/15/2025	3,163,875
59,042,354	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	65,443,371
72,081,497	Bruce Mansfield Unit Pass Through Trust, 6.850%, 6/01/2034	74,612,999
2,425,945	CE Generation LLC, 7.416%, 12/15/2018	2,313,745
49,684,000	DPL, Inc., 6.750%, 10/01/2019	51,547,150
12,250,000	Dynegy, Inc., 7.375%, 11/01/2022	12,357,187
69,835,000	Dynegy, Inc., 7.625%, 11/01/2024	70,533,350
67,860,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	68,783,982
38,230,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	39,778,315

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Electric – continued
$8,663,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	$11,270,996
771,331	Red Oak Power LLC, Series A, 8.540%, 11/30/2019	817,611
97,350	Salton Sea Funding Corp., Series F, 7.475%, 11/30/2018	99,601

		410,862,663

	Finance Companies – 5.3%
3,100,000	AGFC Capital Trust I, (fixed rate to 1/15/2017, variable rate thereafter), 6.000%, 1/15/2067, 144A	2,356,000
4,145,000	Aircastle Ltd., 7.625%, 4/15/2020	4,652,763
69,469,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	77,978,952
64,245,000	General Electric Capital Corp., GMTN, 4.250%, 1/17/2018, (NZD)	41,930,020
89,985,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	59,466,079
45,800,000	General Electric Capital Corp., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	30,149,229
11,695,000	General Electric Capital Corp., Series A, MTN, 0.589%, 5/13/2024(f)	10,951,198
9,293,000	International Lease Finance Corp., 4.625%, 4/15/2021	9,339,465
5,635,000	International Lease Finance Corp., 5.875%, 4/01/2019	5,925,203
16,148,000	International Lease Finance Corp., 5.875%, 8/15/2022	17,197,620
7,855,000	International Lease Finance Corp., 8.250%, 12/15/2020	9,190,350
6,070,000	iStar, Inc., 3.875%, 7/01/2016	6,009,300
19,330,000	iStar, Inc., 4.875%, 7/01/2018	18,701,775
20,395,000	iStar, Inc., 5.000%, 7/01/2019	19,375,250
34,525,000	iStar, Inc., 5.850%, 3/15/2017	35,215,500
30,235,000	iStar, Inc., 7.125%, 2/15/2018	30,915,287
1,890,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	1,767,150
30,220,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	30,371,100
2,830,000	Navient Corp., 5.875%, 10/25/2024	2,221,550
68,000,000	Navient Corp., MTN, 6.125%, 3/25/2024	54,400,000
34,415,000	Navient LLC, 4.875%, 6/17/2019	31,317,650
27,420,000	Navient LLC, 5.500%, 1/25/2023	21,747,350
150,996(††)	Navient LLC, 6.000%, 12/15/2043	2,589,078
7,865,000	Navient LLC, MTN, 4.625%, 9/25/2017	7,722,447
11,663,000	Navient LLC, MTN, 5.500%, 1/15/2019	10,839,301
8,000,000	Navient LLC, MTN, 7.250%, 1/25/2022	7,000,000
3,355,000	Navient LLC, MTN, 8.000%, 3/25/2020	3,212,413
23,623,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	22,559,965
51,024,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033(b)	33,038,040
58,833,000	Navient LLC, Series A, MTN, 8.450%, 6/15/2018	60,487,384
400,000	Oxford Finance LLC/Oxford Finance Co-Issuer, Inc., 7.250%, 1/15/2018, 144A	407,000
74,340,000	Springleaf Finance Corp., 5.250%, 12/15/2019	72,667,350

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Finance Companies – continued
$194,690,000	Springleaf Finance Corp., 7.750%, 10/01/2021	$207,831,575
77,845,000	Springleaf Finance Corp., 8.250%, 10/01/2023	84,851,050
4,690,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	4,765,978

		1,039,150,372

	Food & Beverage – 0.1%
3,420,000	Constellation Brands, Inc., 4.750%, 11/15/2024	3,454,200
20,785,000	DS Services of America, Inc., 10.000%, 9/01/2021, 144A	23,876,769
1,500,000	Fonterra Co-operative Group Ltd., MTN, 4.500%, 6/30/2021, (AUD)	1,091,443

		28,422,412

	Government Owned – No Guarantee – 0.2%
28,720,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	24,910,550
17,035,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	10,433,938

		35,344,488

	Healthcare – 3.8%
3,240,000	BioScrip, Inc., 8.875%, 2/15/2021	2,494,800
15,410,000	Boston Scientific Corp., 6.000%, 1/15/2020	17,282,238
5,250,000	HCA Holdings, Inc., 6.250%, 2/15/2021	5,591,250
183,870,000	HCA, Inc., 5.250%, 4/15/2025	187,777,237
12,950,000	HCA, Inc., 5.875%, 3/15/2022	13,888,875
163,835,000	HCA, Inc., 5.875%, 5/01/2023	169,978,813
27,204,000	HCA, Inc., 7.050%, 12/01/2027	28,156,140
27,148,000	HCA, Inc., 7.500%, 12/15/2023	30,270,020
27,545,000	HCA, Inc., 7.500%, 11/06/2033	29,059,975
71,181,000	HCA, Inc., 7.690%, 6/15/2025	79,010,910
45,324,000	HCA, Inc., 8.360%, 4/15/2024	52,349,220
21,924,000	HCA, Inc., MTN, 7.580%, 9/15/2025	24,006,780
12,446,000	HCA, Inc., MTN, 7.750%, 7/15/2036	13,192,760
915,000	Kindred Healthcare, Inc., 8.750%, 1/15/2023, 144A	991,631
335,000	Kindred Healthcare, Inc., 8.000%, 1/15/2020, 144A	355,100
1,430,000	Tenet Healthcare Corp., 4.375%, 10/01/2021	1,394,250
2,250,000	Tenet Healthcare Corp., 4.500%, 4/01/2021	2,216,250
13,068,000	Tenet Healthcare Corp., 5.000%, 3/01/2019	12,643,290
37,850,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	37,566,125
34,198,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	30,778,200
355,000	Universal Health Services, Inc., 3.750%, 8/01/2019, 144A	359,438
690,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	703,800

		740,067,102

	Home Construction – 0.8%
7,385,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	6,775,738
160,000	DR Horton, Inc., 4.375%, 9/15/2022	158,800
16,729,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	11,793,945

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Home Construction – continued
$45,718,000	K. Hovnanian Enterprises, Inc., 8.000%, 11/01/2019, 144A	$32,802,665
2,835,000	KB Home, 8.000%, 3/15/2020	3,005,100
65,355,000	PulteGroup, Inc., 6.000%, 2/15/2035	64,047,900
18,575,000	PulteGroup, Inc., 6.375%, 5/15/2033	19,085,812
13,360,000	TRI Pointe Holdings, Inc., 4.375%, 6/15/2019	13,092,800
245,000	TRI Pointe Holdings, Inc., 5.875%, 6/15/2024	240,100

		151,002,860

	Independent Energy – 1.3%
7,440,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	5,914,800
6,507,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	5,140,530
15,760,000	Bellatrix Exploration Ltd., 8.500%, 5/15/2020, 144A	12,292,800
345,000	Bonanza Creek Energy, Inc., 5.750%, 2/01/2023	224,250
140,000	Bonanza Creek Energy, Inc., 6.750%, 4/15/2021	97,650
6,516,000	California Resources Corp., 5.000%, 1/15/2020	4,190,570
107,676,000	California Resources Corp., 5.500%, 9/15/2021	65,682,360
16,169,000	California Resources Corp., 6.000%, 11/15/2024	9,630,661
1,835,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	1,197,337
15,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	11,147
1,940,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	1,425,900
9,363,000	Continental Resources, Inc., 3.800%, 6/01/2024	7,594,264
705,000	Continental Resources, Inc., 4.500%, 4/15/2023	612,205
1,775,000	EQT Corp., 8.125%, 6/01/2019	2,085,527
710,000	Halcon Resources Corp., 8.875%, 5/15/2021	213,000
7,470,000	Halcon Resources Corp., 9.250%, 2/15/2022	2,315,700
3,375,000	Halcon Resources Corp., 9.750%, 7/15/2020	1,147,500
145,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	113,462
95,000	MEG Energy Corp., 6.500%, 3/15/2021, 144A	77,900
235,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	186,825
715,000	Noble Energy, Inc., 5.625%, 5/01/2021	719,290
175,000	Noble Energy, Inc., 5.875%, 6/01/2022	174,670
100,000	Noble Energy, Inc., 5.875%, 6/01/2024	99,500
4,855,000	Oasis Petroleum, Inc., 6.875%, 1/15/2023	3,762,625
3,860,000	Oasis Petroleum, Inc., 7.250%, 2/01/2019	3,406,450
280,000	Pan American Energy LLC/Argentine Branch, 7.875%, 5/07/2021, 144A	277,116
6,235,000	QEP Resources, Inc., 5.250%, 5/01/2023	5,212,460
9,825,000	QEP Resources, Inc., 6.875%, 3/01/2021	9,039,000
12,745,000	Rex Energy Corp., 6.250%, 8/01/2022	5,098,000
2,700,000	Rex Energy Corp., 8.875%, 12/01/2020	1,404,000
9,500,000	Rice Energy, Inc., 6.250%, 5/01/2022	8,472,860
13,579,000	RSP Permian, Inc., 6.625%, 10/01/2022	13,035,840
23,125,000	Sanchez Energy Corp., 6.125%, 1/15/2023	15,493,750
12,420,000	Sanchez Energy Corp., 7.750%, 6/15/2021	9,190,800
90,000	SM Energy Co., 5.000%, 1/15/2024	76,163
20,982,000	SM Energy Co., 6.125%, 11/15/2022	19,429,332

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Independent Energy – continued
$3,205,000	Ultra Petroleum Corp., 5.750%, 12/15/2018, 144A	$2,307,600
58,750,000	Ultra Petroleum Corp., 6.125%, 10/01/2024, 144A	33,487,500

		250,841,344

	Industrial Other – 0.2%
10,205,000	AECOM, 5.750%, 10/15/2022, 144A	10,262,454
10,640,000	AECOM, 5.875%, 10/15/2024, 144A	10,719,800
160,000	Cleaver-Brooks, Inc., 8.750%, 12/15/2019, 144A	151,200
9,280,000	Permian Holdings, Inc., 10.500%, 1/15/2018, 144A	5,150,400
8,380,000	Transfield Services Ltd., 8.375%, 5/15/2020, 144A	8,620,925

		34,904,779

	Integrated Energy – 0.0%
2,155,000	Pacific Exploration and Production Corp., 5.125%, 3/28/2023, 144A	743,475
1,250,000	Pacific Exploration and Production Corp., 5.625%, 1/19/2025, 144A	437,125

		1,180,600

	Leisure – 0.0%
1,270,000	Six Flags Entertainment Corp., 5.250%, 1/15/2021, 144A	1,270,000
210,000	WMG Acquisition Corp., 6.000%, 1/15/2021	210,000

		1,480,000

	Life Insurance – 1.9%
6,212,000	American International Group, Inc., 4.875%, 6/01/2022	6,854,644
8,400,000	American International Group, Inc., EMTN, 5.000%, 4/26/2023, (GBP)	14,343,286
97,930,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 144A(e)	104,357,146
1,185,000	AXA S.A., EMTN, (fixed rate to 10/16/2019, variable rate thereafter), 6.772%, (GBP)(e)	1,897,476
13,250,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	16,207,259
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	17,431,470
5,760,000	Genworth Holdings, Inc., 4.800%, 2/15/2024	4,320,000
31,605,000	Genworth Holdings, Inc., 4.900%, 8/15/2023	24,651,900
2,030,000	MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	2,801,400
10,175,000	MetLife, Inc., 10.750%, 8/01/2069	15,873,000
57,985,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	73,946,995
38,476,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	59,616,869
12,950,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	14,975,937
5,375,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	6,384,033

		363,661,415

	Local Authorities – 1.1%
38,490,000	New South Wales Treasury Corp., 3.500%, 3/20/2019, (AUD)	28,270,200
99,500,000	New South Wales Treasury Corp., 4.000%, 4/08/2021, (AUD)	75,473,265

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Local Authorities – continued
142,855,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	$109,436,931
1,507,000	Ontario Hydro, Zero Coupon, 11/27/2020, (CAD)	1,028,103
2,754,817	Province of Alberta, 5.930%, 9/16/2016, (CAD)	2,139,447
1,490,000	Province of Ontario Canada, 2.100%, 9/08/2018, (CAD)	1,149,460

		217,497,406

	Media Entertainment – 0.9%
1,220,000	AMC Networks, Inc., 4.750%, 12/15/2022	1,149,850
164,410,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	8,213,663
1,595,000	iHeartCommunications, Inc., 9.000%, 3/01/2021	1,340,199
66,650,000	iHeartCommunications, Inc., 9.000%, 9/15/2022	54,653,000
9,335,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.250%, 2/15/2022	9,323,331
23,335,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875%, 3/15/2025	23,743,362
34,725,000	R.R. Donnelley & Sons Co., 6.000%, 4/01/2024	31,947,000
3,610,000	R.R. Donnelley & Sons Co., 6.500%, 11/15/2023	3,393,400
26,090,000	R.R. Donnelley & Sons Co., 7.000%, 2/15/2022	25,307,300
8,890,000	R.R. Donnelley & Sons Co., 7.875%, 3/15/2021	9,245,600

		168,316,705

	Metals & Mining – 1.7%
8,456,540	1839688 Alberta ULC, PIK, 14.000%, 2/13/2020(b)(c)(g)	2,706,093
155,000	AK Steel Corp., 7.625%, 5/15/2020	80,794
3,000,000	AK Steel Corp., 7.625%, 10/01/2021	1,612,500
13,492,000	Alcoa, Inc., 5.870%, 2/23/2022	13,896,760
11,795,000	Alcoa, Inc., 5.900%, 2/01/2027	11,382,175
2,050,000	Alcoa, Inc., 5.950%, 2/01/2037	1,845,000
6,490,000	Alcoa, Inc., 6.750%, 1/15/2028	6,684,700
35,180,000	ArcelorMittal, 7.500%, 3/01/2041	28,319,900
3,635,000	ArcelorMittal, 7.750%, 10/15/2039	2,962,525
3,950,000	Barrick Gold Corp., 5.800%, 11/15/2034	3,434,833
23,735,000	Barrick North America Finance LLC, 5.750%, 5/01/2043	20,211,492
11,380,000	Cliffs Natural Resources, Inc., 4.800%, 10/01/2020	3,470,900
5,260,000	Cliffs Natural Resources, Inc., 4.875%, 4/01/2021	1,604,300
56,877,000	Cliffs Natural Resources, Inc., 6.250%, 10/01/2040	16,494,330
12,503,000	Emeco Pty Ltd., 9.875%, 3/15/2019, 144A	6,564,075
34,330,000	Essar Steel Algoma, Inc., 9.500%, 11/15/2019, 144A	18,881,500
100,000	First Quantum Minerals Ltd., 7.000%, 2/15/2021, 144A	64,750
16,650,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	10,323,000
975,000	Hecla Mining Co., 6.875%, 5/01/2021	784,875
19,310,000	Lundin Mining Corp., 7.500%, 11/01/2020, 144A	18,682,425
66,920,000	Lundin Mining Corp., 7.875%, 11/01/2022, 144A	64,243,200
6,500,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	5,200,000
11,965,000	Russel Metals, Inc., 6.000%, 4/19/2022, 144A, (CAD)	8,831,416

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Metals & Mining – continued
$15,555,000	United States Steel Corp., 6.650%, 6/01/2037	$11,051,827
8,015,000	United States Steel Corp., 6.875%, 4/01/2021	6,091,400
23,520,000	United States Steel Corp., 7.000%, 2/01/2018	21,109,200
38,460,000	United States Steel Corp., 7.500%, 3/15/2022	30,383,400
10,540,000	Worthington Industries, Inc., 6.500%, 4/15/2020	11,998,093

		328,915,463

	Midstream – 0.8%
755,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022, 144A	717,250
9,050,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	7,853,219
7,500,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	8,698,613
310,000	Gibson Energy, Inc., 5.375%, 7/15/2022, 144A, (CAD)	220,682
31,400,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	34,302,710
33,023,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	31,371,850
205,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	172,200
26,020,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	27,361,513
7,325,000	Regency Energy Partners LP/Regency Energy Finance Corp., 4.500%, 11/01/2023	6,771,626
1,455,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	1,420,589
21,210,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.000%, 1/15/2018, 144A	20,202,525
4,258,532	Transportadora de Gas del Sur S.A., 9.625%, 5/14/2020, 144A	4,247,885
18,753,000	Williams Partners LP, 3.350%, 8/15/2022	16,917,644

		160,258,306

	Mortgage Related – 0.0%
60,079	FHLMC, 5.000%, 12/01/2031	66,559

	Natural Gas – 0.1%
4,130,000	NiSource Finance Corp., 6.125%, 3/01/2022	4,810,578
21,041,000	NiSource Finance Corp., 6.400%, 3/15/2018	23,363,800
1,235,000	NiSource Finance Corp., 6.800%, 1/15/2019	1,413,411

		29,587,789

	Non-Agency Commercial Mortgage-Backed Securities – 0.4%
12,805,000	Column Canada Issuer Corp., Series 2006-WEM, Class A2, 4.934%, 1/15/2022, (CAD)	9,845,601
11,160,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.989%, 8/10/2045(f)	11,197,765
20,148,757	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)	15,184,871
38,685,000	Motel 6 Trust, Series 2015-M6MZ, Class M, 8.230%, 2/05/2020, 144A(b)	39,002,217

		75,230,454

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Oil Field Services – 0.5%
$485,000	Basic Energy Services, Inc., 7.750%, 10/15/2022	$226,737
14,585,000	FTS International, Inc., 6.250%, 5/01/2022	4,521,350
8,997,000	Global Marine, Inc., 7.000%, 6/01/2028	5,128,290
9,404,000	Hercules Offshore, Inc., 6.750%, 4/01/2022, 144A(d)	1,880,800
2,464,000	Hercules Offshore, Inc., 7.500%, 10/01/2021, 144A(d)	492,800
15,933,000	Hercules Offshore, Inc., 8.750%, 7/15/2021, 144A(h)	3,345,930
2,507,000	Hercules Offshore, Inc., 10.250%, 4/01/2019, 144A(d)	526,470
15,000,000	Nabors Industries, Inc., 5.100%, 9/15/2023	13,236,900
29,512,000	Paragon Offshore PLC, 6.750%, 7/15/2022, 144A	3,836,560
47,072,000	Paragon Offshore PLC, 7.250%, 8/15/2024, 144A	7,355,000
10,000	Precision Drilling Corp., 5.250%, 11/15/2024	7,950
10,000	Precision Drilling Corp., 6.500%, 12/15/2021	8,500
20,000	Precision Drilling Corp., 6.625%, 11/15/2020	17,450
23,050,000	Rowan Cos., Inc., 7.875%, 8/01/2019	22,860,575
1,180,000	Sidewinder Drilling, Inc., 9.750%, 11/15/2019(b)(c)	483,800
10,432,000	Sidewinder Drilling, Inc., 9.750%, 11/15/2019, 144A(b)(c)	4,277,120
51,710,000	Transocean, Inc., 4.300%, 10/15/2022	31,930,925
1,900,000	Transocean, Inc., 6.500%, 11/15/2020	1,453,500
1,670,000	Transocean, Inc., 6.800%, 3/15/2038	1,035,400
6,530,000	Transocean, Inc., 6.875%, 12/15/2021	4,870,858

		107,496,915

	Packaging – 0.1%
1,180,000	Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Issuer, Inc., 6.000%, 6/15/2017, 144A	1,154,925
10,351,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.250%, 2/15/2021	10,325,123
12,880,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	13,073,200
1,705,000	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 5/01/2022, 144A	1,611,225

		26,164,473

	Paper – 1.2%
27,323,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	35,313,830
78,117,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	104,407,276
12,590,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	18,091,264
9,625,000	International Paper Co., 8.700%, 6/15/2038	12,937,608
8,214,000	MeadWestvaco Corp., 7.950%, 2/15/2031	10,675,908
29,028,000	MeadWestvaco Corp., 8.200%, 1/15/2030	39,840,059
4,127,000	Weyerhaeuser Co., 6.950%, 10/01/2027	4,941,641
14,035,000	Weyerhaeuser Co., 7.375%, 3/15/2032	17,640,802

		243,848,388

	Property & Casualty Insurance – 0.5%
22,060,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	25,490,661

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Property & Casualty Insurance – continued
$16,825,000	Liberty Mutual Group, Inc., 6.500%, 3/15/2035, 144A	$19,651,331
2,000,000	Liberty Mutual Group, Inc., (fixed rate to 3/15/2017, variable rate thereafter), 7.000%, 3/07/2067, 144A	1,925,000
7,242,000	Loews Corp., 2.625%, 5/15/2023	6,960,967
80,000	MBIA Insurance Corp., 11.549%, 1/15/2033(d)(f)	36,400
13,985,000	MBIA Insurance Corp., 11.549%, 1/15/2033, 144A(d)(f)	6,363,175
5,765,000	Old Republic International Corp., 4.875%, 10/01/2024	6,043,501
12,080,000	Sirius International Group, 6.375%, 3/20/2017, 144A	12,619,469
1,140,000	Sirius International Group, (fixed rate to 6/30/2017, variable rate thereafter), 7.506%, 144A(e)	1,151,400
6,575,000	XLIT Ltd., 6.250%, 5/15/2027	7,834,487
1,505,000	XLIT Ltd., 6.375%, 11/15/2024	1,784,140

		89,860,531

	Railroads – 0.7%
128,700,000	Hellenic Railways Organization S.A., EMTN, 0.247%, 5/24/2016, (EUR)(b)(f)	122,237,928
7,944,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)	7,315,328
63,300	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(b)	63,299

		129,616,555

	Real Estate Operations/Development – 0.0%
7,750,000	First Industrial LP, 5.950%, 5/15/2017	8,223,114

	Restaurants – 0.0%
1,325,000	Wagamama Finance PLC, 7.875%, 2/01/2020, 144A, (GBP)	2,097,096

	Retailers – 0.8%
4,680,000	Dillard’s, Inc., 7.000%, 12/01/2028	5,304,808
7,182,000	Dillard’s, Inc., 7.750%, 7/15/2026	8,407,472
2,250,000	Dillard’s, Inc., 7.750%, 5/15/2027	2,638,660
14,269,000	Foot Locker, Inc., 8.500%, 1/15/2022(c)	15,663,313
7,675,000	GameStop Corp., 5.500%, 10/01/2019, 144A	7,907,552
9,870,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	9,499,875
36,970,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	25,601,725
3,515,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	2,442,925
33,975,000	J.C. Penney Corp., Inc., 8.125%, 10/01/2019	33,975,000
14,133,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	17,242,995
9,245,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	10,745,473
845,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	295,750
26,415,000	Toys “R” Us, Inc., 7.375%, 10/15/2018	16,889,091

		156,614,639

	Sovereigns – 0.6%
106,865,000	Portugal Government International Bond, 5.125%, 10/15/2024, 144A	113,236,291

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Supermarkets – 1.4%
$59,503,000	Albertson’s Holdings LLC/Safeway, Inc., 7.750%, 10/15/2022, 144A	$63,760,440
107,435,000	New Albertson’s, Inc., 7.450%, 8/01/2029	105,286,300
27,027,000	New Albertson’s, Inc., 7.750%, 6/15/2026	25,810,785
23,152,000	New Albertson’s, Inc., 8.000%, 5/01/2031	22,688,960
6,955,000	New Albertson’s, Inc., 8.700%, 5/01/2030	7,024,550
21,208,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	18,238,880
3,585,000	SUPERVALU, Inc., 6.750%, 6/01/2021	3,477,450
35,540,000	SUPERVALU, Inc., 7.750%, 11/15/2022	35,540,000

		281,827,365

	Supranational – 1.1%
11,505,000	European Bank for Reconstruction & Development, 6.250%, 2/05/2016, (BRL)	2,824,812
348,600,000,000	European Bank for Reconstruction & Development, 7.200%, 6/08/2016, (IDR)	22,511,232
18,525,000	European Investment Bank, MTN, 6.000%, 8/06/2020, (AUD)	14,915,892
185,840,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	126,289,998
40,000,000	Inter-American Development Bank, MTN, 6.500%, 8/20/2019, (AUD)	32,286,257
109,670,000	International Finance Corp., GMTN, 5.000%, 12/21/2015, (BRL)	26,971,434

		225,799,625

	Technology – 2.1%
335,000	Advanced Micro Devices, Inc., 7.000%, 7/01/2024	207,700
3,155,000	Advanced Micro Devices, Inc., 7.750%, 8/01/2020	2,042,863
133,665,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	132,328,350
5,326,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	5,326,000
57,898,000	Amkor Technology, Inc., 6.375%, 10/01/2022	53,519,464
2,630,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	2,876,668
5,645,000	Corning, Inc., 7.250%, 8/15/2036	6,914,120
15,578,000	Equifax, Inc., 7.000%, 7/01/2037	18,165,101
13,000,000	First Data Corp., 10.625%, 6/15/2021	14,251,250
8,964,000	First Data Corp., 11.250%, 1/15/2021	9,793,170
57,559,000	First Data Corp., 11.750%, 8/15/2021	63,890,490
73,905,000	KLA-Tencor Corp., 4.650%, 11/01/2024	73,851,936
12,970,000	KLA-Tencor Corp., 5.650%, 11/01/2034	12,612,469
4,385,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	4,589,885
3,289,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	4,182,246
40,000	Xerox Corp., 6.350%, 5/15/2018	44,155
615,000	Xerox Corp., MTN, 7.200%, 4/01/2016	633,016

		405,228,883

	Transportation Services – 0.2%
20,994,000	APL Ltd., 8.000%, 1/15/2024(b)	16,375,320
6,427,401	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 1/02/2016(c)	6,639,505

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Transportation Services – continued
$2,942,485	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(c)(i)	$3,045,472
589,276	Atlas Air Pass Through Trust, Series 1999-1, Class A-1, 7.200%, 7/02/2020(c)	589,276
1,959,577	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016(c)	1,959,577
9,108,340	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(c)(i)	9,381,591
3,242,878	Atlas Air Pass Through Trust, Series 2000-1, Class B, 9.057%, 7/02/2017(c)	3,291,521
14,132	Atlas Air Pass Through Trust, Series 2000-1, Class C, 9.702%, 7/02/2011(c)(i)	14,627

		41,296,889

	Treasuries – 26.2%
597,515,000	Canadian Government, 0.250%, 5/01/2017, (CAD)	445,778,875
913,810,000	Canadian Government, 1.000%, 8/01/2016, (CAD)	687,490,522
445,239,000	Canadian Government, 1.250%, 2/01/2016, (CAD)	334,448,056
254,495,000	Canadian Government, 1.250%, 9/01/2018, (CAD)	194,558,519
157,595,000	Canadian Government, 2.750%, 9/01/2016, (CAD)	120,492,567
201,175,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	151,361,387
6,575,000	Hellenic Republic Government Bond, 3.375%, 7/17/2017, 144A, (EUR)	6,519,053
980,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2024, (EUR)(j)	765,321
2,040,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2035, (EUR)(j)	1,336,195
1,290,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2036, (EUR)(j)	835,721
310,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2037, (EUR)(j)	199,630
3,710,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2038, (EUR)(j)	2,368,313
4,825,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2039, (EUR)(j)	3,068,761
465,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2040, (EUR)(j)	295,378
6,200,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2041, (EUR)(j)	3,951,869
8,357,200(†††)	Mexican Fixed Rate Bonds, Series M, 5.000%, 6/15/2017, (MXN)	50,235,844
8,554,600(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	52,989,343
4,579,595(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	30,098,208
10,160,320(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	65,573,428
39,547,655(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	263,627,561

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Treasuries – continued
3,288,446(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	$22,955,434
34,470,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	259,745,476
113,749(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	857,145
137,580,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	94,791,355
128,565,000	New Zealand Government Bond, 6.000%, 5/15/2021, (NZD)	95,851,019
83,000,000	New Zealand Government Bond, Series 420, 3.000%, 4/15/2020, (NZD)	53,679,164
764,599,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	103,313,552
1,317,525,000	Norway Government Bond, 4.250%, 5/19/2017, 144A, (NOK)	164,056,098
1,096,778,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	146,500,744
253,010,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	47,545,075
97,345,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	19,888,876
10,025,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	2,492,026
8,742,110,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	46,441,419
2,331,740,000	Republic of Iceland, 7.250%, 10/26/2022, (ISK)	13,398,252
5,523,835,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	31,769,358
65,000,000	U.S. Treasury Note, 0.375%, 1/31/2016	65,060,970
870,895,000	U.S. Treasury Note, 0.375%, 3/31/2016	871,745,865
225,000,000	U.S. Treasury Note, 0.375%, 4/30/2016	225,213,975
299,660,000	U.S. Treasury Note, 0.500%, 6/30/2016	300,175,116
150,000,000	U.S. Treasury Note, 0.500%, 3/31/2017	149,974,650

		5,131,450,120

	Wireless – 0.5%
281,500,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	15,867,669
143,600,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	8,185,843
44,104,000	Sprint Capital Corp., 6.875%, 11/15/2028	31,644,620
8,400,000	Sprint Capital Corp., 8.750%, 3/15/2032	6,531,000
27,683,000	Sprint Communications, Inc., 6.000%, 11/15/2022	20,831,457
10,853,000	Sprint Corp., 7.125%, 6/15/2024	8,352,469
11,346,000	Sprint Corp., 7.250%, 9/15/2021	9,289,537

		100,702,595

	Wirelines – 4.6%
75,360,000	AT&T, Inc., 2.625%, 12/01/2022	71,634,880
59,951,000	AT&T, Inc., 3.000%, 2/15/2022	58,836,571
5,790,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	5,277,122
3,695,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	3,560,573
10,946,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	9,545,453
107,425,000	CenturyLink, Inc., 6.450%, 6/15/2021	98,293,875
11,005,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	9,079,125
7,255,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	5,495,662
1,440,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	1,346,400
11,991,000	Consolidated Communications, Inc., 6.500%, 10/01/2022, 144A	10,731,945

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
27,505,000	Eircom Finance Ltd., 9.250%, 5/15/2020, 144A, (EUR)	$32,947,913
8,735,000	Embarq Corp., 7.995%, 6/01/2036	9,010,677
11,505,000	FairPoint Communications, Inc., 8.750%, 8/15/2019, 144A	11,965,200
21,745,000	Frontier Communications Corp., 6.250%, 9/15/2021	18,102,712
24,305,000	Frontier Communications Corp., 6.875%, 1/15/2025	19,200,950
60,000	Frontier Communications Corp., 7.000%, 11/01/2025	46,200
4,035,000	Frontier Communications Corp., 7.875%, 1/15/2027	3,308,700
1,240,000	Frontier Communications Corp., 9.000%, 8/15/2031	1,023,000
1,600,000	Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016, (GBP)	2,466,290
39,795,000	Level 3 Communications, Inc., 5.750%, 12/01/2022	39,048,844
1,235,000	Level 3 Financing, Inc., 5.375%, 8/15/2022	1,201,038
305,000	Oi S.A., 5.750%, 2/10/2022, 144A	141,825
24,165,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	15,863,652
43,231,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	36,982,338
64,382,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	54,402,790
16,040,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	16,922,200
41,590,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	38,262,800
32,321,000	Qwest Corp., 6.875%, 9/15/2033	31,204,827
1,505,000	Qwest Corp., 7.200%, 11/10/2026	1,507,558
10,785,000	Qwest Corp., 7.250%, 9/15/2025	12,032,059
785,000	Qwest Corp., 7.250%, 10/15/2035	777,236
63,364,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	58,611,700
32,356,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	30,980,870
5,700,000	Telecom Italia SpA, EMTN, 5.250%, 3/17/2055, (EUR)	6,131,735
4,300,000	Telecom Italia SpA, EMTN, 5.875%, 5/19/2023, (GBP)	6,906,157
1,850,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	2,038,718
2,100,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	2,346,460
3,550,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	4,163,160
4,700,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	7,849,070
18,145,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	30,635,265
45,415,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	35,565,952
27,020,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	22,435,003
73,892,000	Verizon Communications, Inc., 2.450%, 11/01/2022	69,779,319
2,905,000	Verizon New England, Inc., 7.875%, 11/15/2029	3,713,862
3,130,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	3,412,664

		904,790,350

	Total Non-Convertible Bonds (Identified Cost $16,808,669,931)	15,454,297,356

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Convertible Bonds – 5.6%

	Building Materials – 0.6%
$14,067,000	KB Home, 1.375%, 2/01/2019	$13,064,726
47,850,000	Lennar Corp., 3.250%, 11/15/2021, 144A	98,421,469
1,015,000	Ryland Group, Inc. (The), 0.250%, 6/01/2019	931,897
415,000	Standard Pacific Corp., 1.250%, 8/01/2032	480,103

		112,898,195

	Chemicals – 0.0%
5,934,000	RPM International, Inc., 2.250%, 12/15/2020	6,612,701

	Consumer Cyclical Services – 0.1%
13,720,000	Jarden Corp., 1.125%, 3/15/2034	15,692,250

	Consumer Products – 0.1%
14,405,000	Euronet Worldwide, Inc., 1.500%, 10/01/2044, 144A	17,619,116
675,000	Iconix Brand Group, Inc., 1.500%, 3/15/2018	536,625

		18,155,741

	Diversified Manufacturing – 0.2%
25,202,000	Trinity Industries, Inc., 3.875%, 6/01/2036	29,722,609

	Healthcare – 0.2%
27,720,000	Hologic, Inc., (accretes to principal after 3/01/2018), 2.000%, 3/01/2042(j)	37,387,350

	Leisure – 0.1%
35,626,000	Rovi Corp., 0.500%, 3/01/2020, 144A	27,476,552

	Midstream – 0.6%
33,110,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	23,508,100
86,709,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	74,569,740
22,116,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	21,756,615

		119,834,455

	Pharmaceuticals – 0.0%
2,107,000	BioMarin Pharmaceutical, Inc., 0.750%, 10/15/2018	2,721,980
2,929,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	3,935,844

		6,657,824

	Property & Casualty Insurance – 0.4%
72,915,000	Old Republic International Corp., 3.750%, 3/15/2018	84,216,825

	Technology – 3.3%
3,668,041(††††)	Alcatel-Lucent, Series ALU, 0.125%, 1/30/2020, (EUR)	17,817,460
9,685,000	Brocade Communications Systems, Inc., 1.375%, 1/01/2020, 144A	9,485,247
74,084,000	Ciena Corp., 0.875%, 6/15/2017	73,065,345
14,865,000	Ciena Corp., 3.750%, 10/15/2018, 144A	18,590,540
4,989,000	Intel Corp., 2.950%, 12/15/2035	6,058,517
318,925,000	Intel Corp., 3.250%, 8/01/2039	481,178,094

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Technology – continued
$1,605,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	$2,012,269
7,147,104	Liberty Media LLC, 3.500%, 1/15/2031	6,391,176
1,231,000	Nuance Communications, Inc., 1.500%, 11/01/2035	1,267,161
13,345,000	Priceline Group, Inc. (The), 0.900%, 9/15/2021, 144A	13,119,803
15,405,000	Viavi Solutions, Inc., 0.625%, 8/15/2033	14,374,791

		643,360,403

	Total Convertible Bonds (Identified Cost $860,245,873)	1,102,014,905

Municipals – 1.7%

	District of Columbia – 0.1%
5,610,000	Metropolitan Washington Airports Authority, Series D, 8.000%, 10/01/2047	7,214,348

	Illinois – 0.5%
69,245,000	State of Illinois, 5.100%, 6/01/2033	64,868,716
38,330,000	State of Illinois, Series B, 5.520%, 4/01/2038	34,039,723

		98,908,439

	Michigan – 0.1%
19,820,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	17,196,823

	Ohio – 0.0%
8,200,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047	6,763,852

	Virginia – 0.7%
171,050,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	131,207,324

	Puerto Rico – 0.3%
85,210,000	Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.000%, 7/01/2035	63,907,500

	Total Municipals (Identified Cost $366,908,657)	325,198,286

	Total Bonds and Notes (Identified Cost $18,035,824,461)	16,881,510,547

Senior Loans – 2.5%

	Automotive – 0.1%
9,447,187	IBC Capital Ltd., 1st Lien Term Loan, 4.750%, 9/09/2021(f)	9,006,286
7,744,876	IBC Capital Ltd., 2nd Lien Term Loan, 8.000%, 9/09/2022(f)	7,318,908

		16,325,194

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Senior Loans – continued

	Cable Satellite – 0.0%
$7,988,153	CSC Holdings, Inc., New Term Loan B, 2.694%, 4/17/2020(f)	$7,926,964

	Chemicals – 0.3%
7,286,731	Emerald Performance Materials LLC, New 1st Lien Term Loan, 4.500%, 8/01/2021(f)	7,232,080
7,953,832	Emerald Performance Materials LLC, New 2nd Lien Term Loan, 7.750%, 8/01/2022(f)	7,861,011
48,235,000	Houghton International, Inc., New 2nd Lien Term Loan, 9.750%, 12/20/2020(f)	47,752,650

		62,845,741

	Consumer Cyclical Services – 0.5%
54,655,625	SourceHov LLC, 2014 1st Lien Term Loan, 7.750%, 10/31/2019(f)	49,258,382
55,750,000	SourceHov LLC, 2014 2nd Lien Term Loan, 11.500%, 4/30/2020(f)	47,945,000

		97,203,382

	Consumer Products – 0.1%
23,177,897	Visant Corp., New Term Loan, 7.000%, 9/23/2021(f)	21,284,958

	Diversified Manufacturing – 0.1%
12,774,156	Ameriforge Group, Inc., 1st Lien Term Loan, 5.000%, 12/19/2019(f)	8,718,361
29,721,869	Ameriforge Group, Inc., 2nd Lien Term Loan, 8.750%, 12/19/2020(f)	17,090,075

		25,808,436

	Finance Companies – 0.5%
89,665,279	iStar Financial, Inc., Add on Term Loan A2, 7.000%, 3/19/2017(f)	91,458,585

	Financial Other – 0.1%
18,905,000	DBRS Ltd., Term Loan, 6.250%, 3/04/2022(f)	18,857,737

	Industrial Other – 0.0%
2,880,661	Eastman Kodak Co., Exit Term Loan, 7.250%, 9/03/2019(f)	2,753,912

	Media Entertainment – 0.0%
12,061,160	SuperMedia, Inc., Exit Term Loan, 11.600%, 12/30/2016(f)	6,452,721

	Natural Gas – 0.1%
13,497,731	Southcross Holdings Borrower LP, Term Loan B, 6.000%, 8/04/2021(f)	9,830,802

	Oil Field Services – 0.1%
3,109,527	FTS International, Inc., New Term Loan B, 5.750%, 4/16/2021(f)	942,187
8,145,557	Paragon Offshore Finance Co., Term Loan B, 3.750%, 7/18/2021(f)	3,207,313
3,840,869	Petroleum Geo-Services ASA, New Term Loan B, 3.250%, 3/19/2021(f)	2,837,442
3,558,623	UTEX Industries, Inc., 2nd Lien Term Loan 2014, 8.250%, 5/22/2022(f)	2,840,955

		9,827,897

	Other Utility – 0.0%
4,525,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(f)	4,298,750

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Senior Loans – continued

	Property & Casualty Insurance – 0.0%
$2,550,800	CGSC of Delaware Holding Corp., 2nd Lien Term Loan C, 8.250%, 10/16/2020(f)	$2,142,672

	Retailers – 0.1%
16,296,501	J.C. Penney Corp., Inc., New Term Loan, 5.000%, 6/20/2019(f)	16,220,886
4,716,349	Toys “R” Us Property Co. I LLC, New Term Loan B, 6.000%, 8/21/2019(f)	4,291,877

		20,512,763

	Supermarkets – 0.2%
35,516,057	Albertson’s LLC, Term Loan B4, 5.500%, 8/25/2021(f)	35,494,037

	Technology – 0.1%
5,596,800	Aptean, Inc., 2nd Lien Term Loan, 8.500%, 2/26/2021(f)	5,358,936
7,048,927	IQOR U.S., Inc., 2nd Lien Term Loan, 9.750%, 4/01/2022(f)	5,427,674

		10,786,610

	Transportation Services – 0.0%
5,673,812	OSG Bulk Ships, Inc., Exit Term Loan, 5.250%, 8/05/2019(f)	5,609,981

	Wireless – 0.0%
4,615,385	Asurion LLC, New 2nd Lien Term Loan, 8.500%, 3/03/2021(f)	4,135,385

	Wirelines – 0.2%
6,416,646	Hawaiian Telcom Communications, Inc., Term Loan B, 5.000%, 6/06/2019(f)	6,396,626
19,347,093	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/21/2020(f)	19,210,115
2,548,975	LTS Buyer LLC, 2nd Lien Term Loan, 8.000%, 4/12/2021(f)	2,517,113

		28,123,854

	Total Senior Loans (Identified Cost $520,827,282)	481,680,381

Shares

Common Stocks – 6.2%

	Airlines – 0.1%
213,831	United Continental Holdings, Inc.(d)	11,343,734

	Automobiles – 1.5%
21,480,222	Ford Motor Co.	291,486,612

	Containers & Packaging – 0.1%
645,508	Owens-Illinois, Inc.(d)	13,374,926

	Diversified Telecommunication Services – 0.3%
403,884	Hawaiian Telcom Holdco, Inc.(d)	8,392,709
421,481	Level 3 Communications, Inc.(d)	18,414,505

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Diversified Telecommunication Services – continued
2,657,843	Telefonica S.A., Sponsored ADR	$32,000,430

		58,807,644

	Electronic Equipment, Instruments & Components – 0.1%
630,490	Corning, Inc.	10,793,989

	Multi-Utilities – 0.0%
63,091	CMS Energy Corp.	2,228,374

	Oil, Gas & Consumable Fuels – 0.2%
1,033,462	Chesapeake Energy Corp.	7,575,276
868,395	Repsol YPF S.A., Sponsored ADR	10,116,802
758,315	Royal Dutch Shell PLC, Sponsored ADR	35,936,548

		53,628,626

	Pharmaceuticals – 1.0%
3,414,069	Bristol-Myers Squibb Co.	202,112,885

	REITs – Diversified – 0.0%
226,669	NexPoint Residential Trust, Inc.	3,028,298

	Semiconductors & Semiconductor Equipment – 2.8%
18,520,348	Intel Corp.	558,203,289

	Trading Companies & Distributors – 0.1%
208,780	United Rentals, Inc.(d)	12,537,239

	Total Common Stocks (Identified Cost $858,228,655)	1,217,545,616

Preferred Stocks – 1.5%

Convertible Preferred Stocks – 1.4%

	Banking – 0.2%
25,823	Bank of America Corp., Series L, 7.250%	27,811,371
12,483	Wells Fargo & Co., Series L, Class A, 7.500%	14,580,144

		42,391,515

	Communications – 0.0%
14,923	Cincinnati Bell, Inc., 6.750%	715,856

	Electric – 0.1%
430,351	AES Trust III, 6.750%	21,354,017

	Energy – 0.1%
325,710	El Paso Energy Capital Trust I, 4.750%	15,959,790

	Metals & Mining – 0.4%
1,182,307	Alcoa, Inc., Series 1, 5.375%	39,489,054

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	Metals & Mining – continued
4,192,636	ArcelorMittal, 6.000%	$34,463,468
358,356	Cliffs Natural Resources, Inc., 7.000%	860,054

		74,812,576

	Midstream – 0.3%
257,387	Chesapeake Energy Corp., 4.500%	15,062,287
476,844	Chesapeake Energy Corp., 5.000%	24,021,016
39,322	Chesapeake Energy Corp., 5.750%, 144A	15,679,648
19,498	Chesapeake Energy Corp., Series A, 5.750%, 144A	7,701,710

		62,464,661

	REITs – Diversified – 0.2%
37,815	Crown Castle International Corp., Series A, 4.500%	3,851,836
561,271	Weyerhaeuser Co., Series A, 6.375%	26,778,239

		30,630,075

	REITs – Health Care – 0.1%
172,150	Welltower, Inc., 6.500%	10,454,670

	REITs – Hotels – 0.0%
231,450	FelCor Lodging Trust, Inc., Series A, 1.950%	5,746,904

	REITs – Mortgage – 0.0%
58,431	iStar, Inc., Series J, 4.500%	3,106,192

	Total Convertible Preferred Stocks (Identified Cost $390,339,618)	267,636,256

Non-Convertible Preferred Stocks – 0.1%

	Banking – 0.0%
211,256	Countrywide Capital IV, 6.750%	5,359,564

	Electric – 0.0%
2,925	Connecticut Light & Power Co., 1.900%	119,285
100	Entergy Arkansas, Inc., 4.320%	8,419
5,000	Entergy Mississippi, Inc., 4.360%	465,156
665	Entergy New Orleans, Inc., 4.360%	60,515
200	Entergy New Orleans, Inc., 4.750%	19,663
50,100	Southern California Edison Co., 4.780%	1,201,398

		1,874,436

	Finance Companies – 0.0%
67,611	iStar, Inc., Series E, 7.875%	1,602,381
64,123	iStar, Inc., Series F, 7.800%	1,507,532
16,004	iStar, Inc., Series G, 7.650%	376,894

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	Finance Companies – continued
149,767	SLM Corp., Series A, 6.970%	$6,619,701

		10,106,508

	Home Construction – 0.0%
52,867	Hovnanian Enterprises, Inc., 7.625%(d)	232,615

	REITs – Office Property – 0.0%
2,318	Highwoods Properties, Inc., Series A, 8.625%	2,825,787

	REITs – Warehouse/Industrials – 0.1%
169,007	ProLogis, Inc., Series Q, 8.540%	10,816,448

	Total Non-Convertible Preferred Stocks (Identified Cost $24,798,717)	31,215,358

	Total Preferred Stocks (Identified Cost $415,138,335)	298,851,614

Closed-End Investment Companies – 0.0%
680,008	NexPoint Credit Strategies Fund (Identified Cost $9,807,937)	3,896,446

Principal Amount (‡)

Short-Term Investments – 1.4%
$4,081,773	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2015 at 0.000% to be repurchased at $4,081,773 on 10/01/2015 collateralized by $4,089,100 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $4,163,478 including accrued interest (Note 2 of Notes to Financial Statements)	4,081,773
267,053,201	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $267,053,276 on 10/01/2015 collateralized by $485,000 U.S. Treasury Note, 0.625% due 9/30/2017 valued at $484,394; $226,390,000 U.S. Treasury Note, 1.750% due 2/28/2022 valued at $226,955,975; $44,960,000 U.S. Treasury Note, 1.750% due 3/31/2022 valued at $44,960,000 (Note 2 of Notes to Financial Statements)	267,053,201

	Total Short-Term Investments (Identified Cost $271,134,974)	271,134,974

	Total Investments – 97.9% (Identified Cost $20,110,961,644)(a)	19,154,619,578
	Other Assets Less liabilities—2.1%	405,379,348

	Net Assets – 100.0%	$19,559,998,926

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(††††)	Amount shown represents units. One unit represents a principal amount of 4.02.
(a)	Federal Tax Information:
At September 30, 2015, the net unrealized depreciation on investments based on a cost of $20,355,673,499 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,371,091,660
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,572,145,581)

	Net unrealized depreciation	$(1,201,053,921)

(b)	Illiquid security. At September 30, 2015, the value of these securities amounted to $362,026,910 or 1.9% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. See Note 2 of Notes to Financial Statements.
(c)	Fair valued by the Fund’s adviser. At September 30, 2015, the value of these securities amounted to $93,313,256 or 0.5% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Non-income producing security.
(e)	Perpetual bond with no specified maturity date.
(f)	Variable rate security. Rate as of September 30, 2015 is disclosed.
(g)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended September 30, 2015, interest payments were made in additional debt securities.
(h)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(i)	Maturity has been extended under the terms of a plan of reorganization.
(j)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the value of Rule 144A holdings amounted to $3,245,511,090 or 16.6% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
GO	General Obligation
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Bond Fund – continued

Industry Summary at September 30, 2015

Treasuries	26.2%
Banking	8.4
Finance Companies	5.8
Technology	5.5
Wirelines	4.8
Healthcare	4.0
Airlines	3.0
Semiconductors & Semiconductor Equipment	2.8
Electric	2.2
Chemicals	2.1
Metals & Mining	2.1
Other Investments, less than 2% each	29.6
Short-Term Investments	1.4

Total Investments	97.9
Other assets less liabilities	2.1

Net Assets	100.0%

Currency Exposure Summary at September 30, 2015

United States Dollar	69.9%
Canadian Dollar	11.5
Mexican Peso	3.9
New Zealand Dollar	3.6
Australian Dollar	2.9
Norwegian Krone	2.1
Other, less than 2% each	4.0

Total Investments	97.9
Other assets less liabilities	2.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  36

Statement of Assets and Liabilities

September 30, 2015

ASSETS
Investments at cost	$20,110,961,644
Net unrealized depreciation	(956,342,066)

Investments at value	19,154,619,578
Foreign currency at value (identified cost $176,518,279)	178,214,268
Receivable for Fund shares sold	14,519,397
Receivable for securities sold	26,567,630
Dividends and interest receivable	252,612,513
Tax reclaims receivable	221,912

TOTAL ASSETS	19,626,755,298

LIABILITIES
Payable for Fund shares redeemed	55,280,088
Management fees payable (Note 5)	8,471,743
Deferred Trustees’ fees (Note 5)	1,291,747
Administrative fees payable (Note 5)	718,718
Payable to distributor (Note 5d)	191,249
Other accounts payable and accrued expenses	802,827

TOTAL LIABILITIES	66,756,372

NET ASSETS	$19,559,998,926

NET ASSETS CONSIST OF:
Paid-in capital	$19,998,924,476
Distributions in excess of net investment income	(29,208,524)
Accumulated net realized gain on investments and foreign currency transactions	548,800,624
Net unrealized depreciation on investments and foreign currency translations	(958,517,650)

NET ASSETS	$19,559,998,926

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$12,966,990,793

Shares of beneficial interest	949,863,919

Net asset value, offering and redemption price per share	$13.65

Retail Class:
Net assets	$6,268,878,249

Shares of beneficial interest	461,370,052

Net asset value, offering and redemption price per share	$13.59

Admin Class shares:
Net assets	$239,088,033

Shares of beneficial interest	17,654,351

Net asset value, offering and redemption price per share	$13.54

Class N shares:
Net assets	$85,041,851

Shares of beneficial interest	6,236,053

Net asset value, offering and redemption price per share	$13.64

See accompanying notes to financial statements.

37  |

Statement of Operations

For the Year Ended September 30, 2015

INVESTMENT INCOME
Interest	$1,052,932,331
Dividends	76,922,547
Less net foreign taxes withheld	(1,327,745)

1,128,527,133

Expenses
Management fees (Note 5)	119,490,281
Service and distribution fees (Note 5)	21,316,771
Administrative fees (Note 5)	10,008,738
Trustees’ fees and expenses (Note 5)	325,863
Transfer agent fees and expenses (Notes 5 and 6)	17,059,261
Audit and tax services fees	69,621
Custodian fees and expenses	1,343,788
Legal fees	270,770
Registration fees	539,904
Shareholder reporting expenses	966,066
Miscellaneous expenses	448,616

Total expenses	171,839,679
Less waiver and/or expense reimbursement (Note 5)	(2,282)

Net expenses	171,837,397

Net investment income	956,689,736

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	498,462,103
Foreign currency transactions	(16,473,006)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,911,526,110)
Foreign currency translations	153,191

Net realized and unrealized loss on investments and foreign currency transactions	(2,429,383,822)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,472,694,086)

See accompanying notes to financial statements.

|  38

Statement of Changes in Net Assets

	Year Ended September 30, 2015	Year Ended September 30, 2014
FROM OPERATIONS:
Net investment income	$956,689,736	$864,385,344
Net realized gain on investments and foreign currency transactions	481,989,097	712,576,109
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(2,911,372,919)	57,907,353

Net increase (decrease) in net assets resulting from operations	(1,472,694,086)	1,634,868,806

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(512,255,001)	(605,045,101)
Retail Class	(252,624,470)	(353,283,294)
Admin Class	(8,089,242)	(11,089,685)
Class N	(1,912,703)	(698,305)
Net realized capital gains
Institutional Class	(410,991,876)	(57,923,651)
Retail Class	(225,446,461)	(36,719,055)
Admin Class	(7,713,407)	(1,240,282)
Class N	(1,037,226)	(42,145)

Total distributions	(1,420,070,386)	(1,066,041,518)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(1,987,306,136)	2,318,998,409

Net increase (decrease) in net assets	(4,880,070,608)	2,887,825,697
NET ASSETS
Beginning of the year	24,440,069,534	21,552,243,837

End of the year	$19,559,998,926	$24,440,069,534

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(29,208,524)	$(65,016,475)

See accompanying notes to financial statements.

39  |

Financial Highlights

For a share outstanding throughout each period.

	Institutional Class
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$15.49	$15.09	$14.99	$13.88	$14.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.61	0.60	0.69	0.72	0.73
Net realized and unrealized gain (loss)	(1.55)	0.54	0.27	1.24	(0.25)

Total from Investment Operations	(0.94)	1.14	0.96	1.96	0.48

LESS DISTRIBUTIONS FROM:
Net investment income	(0.50)	(0.67)	(0.86)	(0.85)	(0.80)
Net realized capital gains	(0.40)	(0.07)	—	—	—

Total Distributions	(0.90)	(0.74)	(0.86)	(0.85)	(0.80)

Net asset value, end of the period	$13.65	$15.49	$15.09	$14.99	$13.88

Total return	(6.37)%	7.66%	6.51%	14.52%	3.34%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$12,966,991	$15,488,726	$12,997,813	$12,971,639	$10,897,694
Net expenses	0.64%	0.63%	0.63%	0.63%	0.63%
Gross expenses	0.64%	0.63%	0.63%	0.63%	0.63%
Net investment income	4.17%	3.85%	4.57%	4.99%	5.04%
Portfolio turnover rate	22%	26%	28%	20%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

|  40

Financial Highlights – continued

For a share outstanding throughout each period.

	Retail Class
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$15.43	$15.02	$14.93	$13.83	$14.15

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.57	0.55	0.65	0.68	0.69
Net realized and unrealized gain (loss)	(1.55)	0.56	0.25	1.23	(0.25)

Total from Investment Operations	(0.98)	1.11	0.90	1.91	0.44

LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.63)	(0.81)	(0.81)	(0.76)
Net realized capital gains	(0.40)	(0.07)	—	—	—

Total Distributions	(0.86)	(0.70)	(0.81)	(0.81)	(0.76)

Net asset value, end of the period	$13.59	$15.43	$15.02	$14.93	$13.83

Total return	(6.58)%	7.40%	6.15%	14.25%	2.97%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,268,878	$8,627,288	$8,282,010	$8,651,794	$7,907,178
Net expenses	0.89%	0.91%	0.92%	0.92%	0.92%
Gross expenses	0.89%	0.91%	0.92%	0.92%	0.92%
Net investment income	3.91%	3.58%	4.28%	4.69%	4.75%
Portfolio turnover rate	22%	26%	28%	20%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

41  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Admin Class
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$15.38	$14.98	$14.89	$13.80	$14.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.53	0.51	0.61	0.63	0.65
Net realized and unrealized gain (loss)	(1.55)	0.55	0.25	1.23	(0.25)

Total from Investment Operations	(1.02)	1.06	0.86	1.86	0.40

LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	(0.59)	(0.77)	(0.77)	(0.71)
Net realized capital gains	(0.40)	(0.07)	—	—	—

Total Distributions	(0.82)	(0.66)	(0.77)	(0.77)	(0.71)

Net asset value, end of the period	$13.54	$15.38	$14.98	$14.89	$13.80

Total return	(6.89)%	7.15%	5.88%	13.91%	2.77%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$239,088	$292,668	$272,181	$302,018	$262,567
Net expenses	1.14%	1.17%	1.18%	1.20%	1.20	%(b)
Gross expenses	1.14%	1.17%	1.18%	1.20%	1.20	%(b)
Net investment income	3.67%	3.32%	4.02%	4.42%	4.47%
Portfolio turnover rate	22%	26%	28%	20%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

|  42

Financial Highlights – continued

For a share outstanding throughout each period.

	Class N
	Year Ended September 30, 2015	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$15.48	$15.07		$15.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.63	0.59		0.47
Net realized and unrealized gain (loss)	(1.56)	0.57		(0.25)

Total from Investment Operations	(0.93)	1.16		0.22

LESS DISTRIBUTIONS FROM:
Net investment income	(0.51)	(0.68)		(0.48)
Net realized capital gains	(0.40)	(0.07)		—

Total Distributions	(0.91)	(0.75)		(0.48)

Net asset value, end of the period	$13.64	$15.48		$15.07

Total return	(6.31)%	7.79%		1.45	%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$85,042	$31,387		$241
Net expenses	0.57%	0.58	%(d)	0.65	%(e)(f)
Gross expenses	0.57%	0.58	%(d)	2.14	%(f)
Net investment income	4.33%	3.80%		4.73	%(f)
Portfolio turnover rate	22%	26%		28%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

43  |

Notes to Financial Statements

September 30, 2015

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Bond Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Institutional Class, Retail Class, Admin Class and Class N shares.

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Admin Class and Class N shares are primarily intended for employer-sponsored retirement plans and are offered exclusively through intermediaries. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus.

See Note 10 for changes that take effect subsequent to September 30, 2015.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and, for Institutional Class, Retail Class, and Admin Class collectively, and Class N individually, transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements except as disclosed in Note 10.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended

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Notes to Financial Statements – continued

September 30, 2015

by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

45  |

Notes to Financial Statements – continued

September 30, 2015

As of September 30, 2015, securities of the Fund included in Net Assets (reflected at absolute value) were fair valued as follows:

Illiquid securities[1]	Percentage of Net Assets	Other fair valued securities[2]	Percentage of Net Assets
$362,026,910	1.9%	$93,313,256	0.5%

1 Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures.

2 Fair valued by the Fund’s adviser.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statement of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statement of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in

|  46

Notes to Financial Statements – continued

September 30, 2015

market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statement of Operations, may be characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

During the year ended September 30, 2015, the amount of income available to be distributed by the Fund was reduced by $268,227,673 as a result of losses arising from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2015 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

47  |

Notes to Financial Statements – continued

September 30, 2015

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, contingent payment debt instruments, premium amortization, convertible bonds, paydown gains and losses, return of capital and capital gain distributions received and trust preferred securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statement of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, convertible bonds, defaulted and/or non-income producing securities, return of capital distributions received, trust preferred securities, and contingent payment debt instruments. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Fund’s fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2015 and 2014 were as follows:

2015 Distributions Paid From:			2014 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$776,328,389	$643,741,997	$1,420,070,386	$970,116,385	$95,925,133	$1,066,041,518

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$138,184,299
Undistributed long-term capital gains	608,303,652

Total undistributed earnings	746,487,951

Unrealized appreciation/(depreciation)
Investments	187,494,449
Foreign currency translations	(1,364,818,520)

Total unrealized (depreciation)	(1,177,324,071)

Total accumulated losses	$(430,836,120)

f.  Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase

|  48

Notes to Financial Statements – continued

September 30, 2015

agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of September 30, 2015, the Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

g.  Securities Lending. The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended September 30, 2015, the Fund did not loan securities under this agreement.

h.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

49  |

Notes to Financial Statements – continued

September 30, 2015

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2015, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$16,263,187	$75,947,254	(b)	$92,210,441
Airlines	—	559,356,825	376,513	(c)	559,733,338
Finance Companies	2,589,078	1,036,561,294	—		1,039,150,372
Metals & Mining	—	326,209,370	2,706,093	(d)	328,915,463
Non-Agency Commercial Mortgage-Backed Securities	—	36,228,237	39,002,217	(c)	75,230,454
Oil Field Services	—	102,735,995	4,760,920	(d)	107,496,915
Retailers	—	140,951,326	15,663,313	(d)	156,614,639
Transportation Services	—	16,375,320	24,921,569	(d)	41,296,889
All Other Non-Convertible Bonds(a)	—	13,053,648,845	—		13,053,648,845

Total Non-Convertible Bonds	2,589,078	15,288,330,399	163,377,879		15,454,297,356

|  50

Notes to Financial Statements – continued

September 30, 2015

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes – continued
Convertible Bonds(a)	$—	$1,102,014,905	$—	$1,102,014,905
Municipals(a)	—	325,198,286	—	325,198,286

Total Bonds and Notes	2,589,078	16,715,543,590	163,377,879	16,881,510,547

Senior Loans(a)	—	481,680,381	—	481,680,381
Common Stocks(a)	1,217,545,616	—	—	1,217,545,616
Preferred Stocks
Convertible Preferred Stocks
Midstream	15,062,287	47,402,374	—	62,464,661
REITs—Mortgage	—	3,106,192	—	3,106,192
All Other Convertible Preferred Stocks(a)	202,065,403	—	—	202,065,403

Total Convertible Preferred Stocks	217,127,690	50,508,566	—	267,636,256

Non-Convertible Preferred Stocks
Electric	1,201,398	673,038	—	1,874,436
REITs—Office Property	—	2,825,787	—	2,825,787
REITs—Warehouse/Industrials	—	10,816,448	—	10,816,448
All Other Non-Convertible Preferred Stocks(a)	15,698,687	—	—	15,698,687

Total Non-Convertible Preferred Stocks	16,900,085	14,315,273	—	31,215,358

Total Preferred Stocks	234,027,775	64,823,839	—	298,851,614

Closed-End Investment Companies	3,896,446	—	—	3,896,446
Short-Term Investments	—	271,134,974	—	271,134,974

Total	$1,458,058,915	$17,533,182,784	$163,377,879	$19,154,619,578

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices ($30,685,893) or fair valued by the Fund’s adviser ($45,261,361).

(c) Valued using broker-dealer bid prices.

(d) Fair valued by the Fund’s adviser.

51  |

Notes to Financial Statements – continued

September 30, 2015

Preferred stocks valued at $32,791,516 were transferred from Level 1 to Level 2 during the period ended September 30, 2015. At September 30, 2014, these securities were valued at the last sale price. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service.

A preferred stock valued at $664,024 was transferred from Level 2 to Level 1 during the period ended September 30, 2015. At September 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service. At September 30, 2015, this security was valued at the last sale price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2014 and/or September 30, 2015:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$31,219,633	$—	$10,908	$(7,797,139)	$59,075,880
Airlines	292,696,690	121,603	11,602,903	(13,674,284)	953,779
Banking	65,928,928	—	—	—	—
Life Insurance	8,500,000	37,832	547,875	914,293	—
Metals & Mining	7,011,500	109,975	2,350	(2,861,757)	7,697,979
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	317,217	38,685,000
Oil Field Services	—	49,556	—	(6,389,461)	758,825
Retailers	15,605,595	76,652	—	(18,934)	—
Transportation Services	54,906,286	—	5,469,589	(12,427,351)	—
Convertible Bonds
Wirelines	80,044	—	(32,132)	25,503	—

Total	$475,948,676	$395,618	$17,601,493	$(41,911,913)	$107,171,463

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Notes to Financial Statements – continued

September 30, 2015

Asset Valuation Inputs – continued

Investments in Securities – continued	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2015
Bonds and Notes
Non-Convertible Bonds
ABS Other	$(6,562,028)	$—	$—	$75,947,254	$(7,794,807)
Airlines	(95,234,323)	—	(196,089,855)	376,513	(7,464)
Banking	—	—	(65,928,928)	—	—
Life Insurance	(10,000,000)	—	—	—	—
Metals & Mining	(9,253,954)	—	—	2,706,093	(5,056,154)
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	39,002,217	317,217
Oil Field Services	—	10,342,000	—	4,760,920	(6,389,461)
Retailers	—	—	—	15,663,313	(18,934)
Transportation Services	(23,026,955)	—	—	24,921,569	(3,500,520)
Convertible Bonds
Wirelines	(73,415)	—	—	—	—

Total	$(144,150,675)	$10,342,000	$(262,018,783)	$163,377,879	$(22,450,123)

A debt security valued at $10,342,000 was transferred from Level 2 to Level 3 during the period ended September 30, 2015. At September 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2015, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

Debt securities valued at $262,018,783 were transferred from Level 3 to Level 2 during the period ended September 30, 2015. At September 30, 2014, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

53  |

Notes to Financial Statements – continued

September 30, 2015

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities. For the year ended September 30, 2015, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $4,455,130,740 and $4,759,218,363 respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) were $490,081,206 and $2,758,204,481 respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

Percentage of Average Daily Net Assets
First $3 billion	Next $12 billion	Next $10 billion	Over $25 billion
0.60%	0.50%	0.49%	0.48%

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. This undertaking is in effect until January 31, 2016, may be terminated before then only with the consent of the Fund’s Board of Trustees and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking.

For the year ended September 30, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Institutional Class	Retail Class	Admin Class	Class N
0.70%	0.95%	1.20%	0.65%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2015, the management fees for the Fund were $119,490,281 (effective rate of 0.51% of average daily net assets).

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Notes to Financial Statements – continued

September 30, 2015

No expenses were recovered during the year ended September 30, 2015 under the terms of the expense limitation agreement.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted Distribution Plans relating to the Fund’s Retail Class shares (the “Retail Class Plan”) and Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sales of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

55  |

Notes to Financial Statements – continued

September 30, 2015

For the year ended September 30, 2015, the service and distribution fees for the Fund were as follows:

Service Fees	Distribution Fees
Admin Class	Retail Class	Admin Class
$696,419	$19,923,933	$696,419

c.  Administrative Fees. NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2015, the administrative fees for the Fund were $10,008,738.

d.  Sub-Transfer Agent Fees. NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board of Trustees, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2015, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $16,514,225.

As of September 30, 2015, the Fund owes NGAM Distribution $191,249 in reimbursements for sub-transfer agent fees (which are reflected in the Statement of Assets and Liabilities as payable to distributor).

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Notes to Financial Statements – continued

September 30, 2015

Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

f.  Affiliated Ownership. As of September 30, 2015, Loomis Sayles Funded Pension Plan and Trust and Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of the Fund representing 0.06% and 0.16% of the Fund’s net assets, respectively.

Investment activities of affiliated shareholders could have material impacts on the Fund.

57  |

Notes to Financial Statements – continued

September 30, 2015

g.  Reimbursement of Transfer Agent Fees and Expenses. NGAM Advisors has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through January 31, 2016 and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2015, NGAM Advisors reimbursed the Fund $2,282 for transfer agency expenses related to Class N shares.

h.  Interfund Transactions. A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2015, the Fund purchased securities from an affiliated fund in compliance with Rule 17a-7 of the 1940 Act in the amount of $160,525,520.

6.  Class-Specific Transfer Agent Fees and Expenses. For the year ended September 30, 2015, the Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

Transfer Agent Fees and Expenses
Institutional Class	Retail Class	Admin Class	Class N
$11,052,017	$5,801,865	$203,097	$2,282

Transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

7.  Line of Credit. The Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2015, the Fund had no borrowings under this agreement.

Prior to April 16, 2015, the committed unsecured line of credit was $200,000,000 with an individual limit of $125,000,000 for each Fund that participated in the line of credit. In addition, the commitment fee was 0.10% per annum, payable at the end of each calendar quarter.

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Notes to Financial Statements – continued

September 30, 2015

8.  Concentration of Risk. The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

9.  Capital Shares. The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	246,690,367	$3,644,602,280	280,143,837	$4,356,187,281
Issued in connection with the reinvestment of distributions	56,771,737	833,303,917	38,828,284	598,701,762
Redeemed	(353,219,966)	(5,125,809,847)	(180,863,344)	(2,794,387,397)

Net change	(49,757,862)	$(647,903,650)	138,108,777	$2,160,501,646

Retail Class
Issued from the sale of shares	104,527,961	$1,544,181,465	144,827,404	$2,233,907,589
Issued in connection with the reinvestment of distributions	31,828,665	465,533,479	24,544,705	376,613,436
Redeemed	(234,276,979)	(3,391,871,683)	(161,382,595)	(2,496,178,726)

Net change	(97,920,353)	$(1,382,156,739)	7,989,514	$114,342,299

Admin Class
Issued from the sale of shares	4,705,090	$69,390,142	6,716,414	$103,132,429
Issued in connection with the reinvestment of distributions	1,038,776	15,140,337	758,015	11,593,362
Redeemed	(7,121,582)	(103,449,460)	(6,613,623)	(101,761,112)

Net change	(1,377,716)	$(18,918,981)	860,806	$12,964,679

59  |

Notes to Financial Statements – continued

September 30, 2015

9.  Capital Shares – continued.

	Year Ended September 30, 2015		Year Ended September 30, 2014
Class N	Shares	Amount	Shares	Amount
Issued from the sale of shares	5,127,053	$74,872,446	2,167,865	$33,611,093
Issued in connection with the reinvestment of distributions	199,677	2,908,708	46,620	723,630
Redeemed	(1,118,321)	(16,107,920)	(202,801)	(3,144,938)

Net change	4,208,409	$61,673,234	2,011,684	$31,189,785

Increase (decrease) from capital share transactions	(144,847,522)	$(1,987,306,136)	148,970,781	$2,318,998,409

10.  Subsequent Event. On September 10, 2015, the Board of Trustees approved the broadening of eligibility requirements for Class N shares to include investors with an initial minimum investment of $1,000,000, effective November 2, 2015.

|  60

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Bond Fund, a series of Loomis Sayles Funds I (the “Fund”) at September 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2015

61  |

2015 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2015, 8.51% of dividends distributed by Bond Fund qualify for the dividends received deduction for corporate shareholders.

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the Bond Fund designated $643,741,997 as capital gains distributions for the fiscal year ended September 30, 2015, unless subsequently determined to be different.

Qualified Dividend Income. For the fiscal year ended September 30, 2015, the Bond Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2015, complete information will be reported in conjunction with Form 1099-DIV.

|  62

Trustee and Officer Information

As of 9/30/15

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

63  |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts (formerly, Chancellor and faculty member, University of Massachusetts Lowell)	42 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	42 None	Continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice President since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee Mr. Kenneth A. Drucker, Mr. Richard A. Goglia, Mr. Wendell J. Knox and Mr. Erik R. Sirri are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/13- 9/30/14	10/1/14- 9/30/15	10/1/13- 9/30/14	10/1/14- 9/30/15	10/1/13- 9/30/14	10/1/14- 9/30/15	10/1/13- 9/30/14	10/1/14- 9/30/15
Loomis Sayles Funds I	$428,054	$428,778	$4,381	$3,970	$78,307	$142,086	$—	$—

1.	Audit-related fees consist of:

2014 & 2015 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2014 & 2015 – review of Registrant’s tax returns and tax consulting services.

Aggregate fees billed to the Registrant for non-audit services during 2014 and 2015 were $82,688 and $146,056, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/13- 9/30/14	10/1/14- 9/30/15	10/1/13- 9/30/14	10/1/14- 9/30/15	10/1/13- 9/30/14	10/1/14- 9/30/15
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/13-9/30/14	10/1/14-9/30/15
Control Affiliates	$228,621	$50,066

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an Independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds I

By:	/s/ Kevin Charleston
Name:	Kevin Charleston
Title:	President and Chief Executive Officer
Date:	November 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin Charleston
Name:	Kevin Charleston
Title:	President and Chief Executive Officer
Date:	November 20, 2015

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 20, 2015